    As filed with the Securities and Exchange Commission on April 26, 2017

                                                 File Nos. 333-67904; 811-05343

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4


     Registration Statement Under The Securities Act of 1933
                          Pre-Effective Amendment No.                                [_]
                          Post-Effective Amendment No. 23                            [X]

                                and/or

  Registration Statement Under the Investment Company Act of 1940
                        Amendment No. 320                                            [X]

                       (Check Appropriate Box or Boxes)

                 Genworth Life & Annuity VA Separate Account 1
                          (Exact Name of Registrant)

                  Genworth Life and Annuity Insurance Company
                              (Name of Depositor)

                6610 West Broad Street Richmond, Virginia 23230
        (Address of Depositor's Principal Executive Offices, Zip Code)

                                (804) 281-6000
              (Depositor's Telephone Number, Including Area Code)

                            Michael D. Pappas, Esq.
                           Associate General Counsel
                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230
               (Name and Complete Address of Agent for Service)

          -----------------------------------------------------------

Approximate Date of Proposed Public Offering: Upon the effective date of this Post-Effective Amendment to this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2017 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Scheduled Purchase Payment Variable Deferred Annuity Contracts

================================================================================

                 Genworth Life & Annuity VA Separate Account 1
                                Prospectus For
        Scheduled Purchase Payment Variable Deferred Annuity Contracts
                                $1,000,000,000

                                  Issued by:
                  Genworth Life and Annuity Insurance Company

--------------------------------------------------------------------------------

Genworth Life and Annuity Insurance Company discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in this prospectus.


This prospectus, dated May 1, 2017, describes scheduled purchase payment variable deferred annuity contracts (the "contracts") for individuals or groups and certain qualified and non-qualified retirement plans. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract.


This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 1 (the "Variable Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

The contract offers you the payment of periodic annuity benefits and the accumulation of Contract Value. If you satisfy certain conditions, you will receive lifetime Income Payments of a guaranteed minimum amount and the potential to receive more than the guaranteed minimum amount.


The contract requires you to make monthly payments in predetermined amounts to be eligible to receive guaranteed minimum payments at the time you annuitize the contract. We must receive these payments by a set date ("due date") each month. If we receive your payment on the due date, we will allocate your payment to a Subaccount that invests in shares of the State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund (the "Total Return Fund"). All shares of the Total Return Fund outstanding on May 1, 2006 were re-designated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. The Subaccount will invest in Class 3 shares, for contracts issued on or after May 1, 2006. If we receive your payment before its due date, we will allocate it to our Guarantee Account, which is part of our General Account, until the due date. On the due date, we will transfer that payment to the Subaccount. If we receive your payment more than 30 days after its due date, you must pay interest on that payment. The interest must be paid within one year of the transfer due date in order to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).


We anticipate that you will make your monthly payments by submitting payments to us on a monthly basis. However, we will allow you to supplement or prepay some, or all, of your monthly payments by making a lump sum payment of at least a certain amount. If the lump sum amount is greater than six monthly payments, we will allocate that lump sum amount to a non-unitized separate account that we have established to hold the supplemental or prepayments you make. Amounts in the non-unitized separate account will earn a predetermined rate of interest. Depending upon your instructions and the amount of the lump sum payment received, we will use such lump sum payment to either lower the amount of some or all of your remaining monthly payments or to pay the entire amount of some or all of your remaining monthly payments. If you do not provide instructions when you make a lump sum payment, we will allocate that payment to our Guarantee Account until we receive your instructions.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. Amounts you surrender or partially withdraw may be subject to a surrender or access charge; amounts you surrender or partially withdraw from the non-unitized separate account may also be subject to a Market Value Adjustment. You must repay any amount you receive from the Subaccount, plus interest, within one year of the partial withdrawal to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

The value of your contract before your Income Payments begin, and the amount of your Income Payments (if you lose your right to receive Guaranteed Minimum Income Payments), will depend upon the investment performance of the Total Return Fund. You bear the risk of investment loss.

You should not purchase this contract unless you believe you can make all required payments and you intend to take your annuity benefits in the form of monthly Income Payments.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

Your investment in the contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any government agency

  .  Is NOT available in every state

  .  MAY go down in value


A Statement of Additional Information, dated May 1, 2017, which contains additional information about the contract, has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus.


For general information or to obtain free copies of the:

  .  Statement of Additional Information;

  .  annual report for the Variable Account;

  .  prospectus, annual report or semi-annual report for the Total Return Fund;
     or

  .  any required forms,

                          call us at 800.352.9910; or

                                 write us at:

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

Material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

Table of Contents


Definitions..................................................................  5

Fee Tables...................................................................  7
   Examples.................................................................. 10

Condensed Financial Information.............................................. 11

Synopsis and Risk Factors.................................................... 12

Investment Results........................................................... 17

The Company.................................................................. 17
   Financial Condition of the Company........................................ 17

The Variable Account......................................................... 18
   The Subaccount and the Total Return Fund.................................. 19
   Voting Rights............................................................. 20
   Changes to the Variable Account and the Subaccount........................ 21
   The Subaccount -- Policies and Procedures................................. 21

The Guarantee Account and The Immediate Installment Account.................. 21
   The Guarantee Account..................................................... 21
   The Immediate Installment Account......................................... 22

The Contract................................................................. 23
   Ownership................................................................. 23
   Annuitant/Joint Annuitant................................................. 23
   Assignment................................................................ 24
   Guaranteed Minimum Income Payments........................................ 24
   Purchase Payments......................................................... 24
   Grace Period.............................................................. 27
   Reinstatement............................................................. 27
   Scheduled Purchase Payments............................................... 27
   Flexible Purchase Payments and Immediate Installments..................... 28
   Allocation of Purchase Payments........................................... 28
   Optional Riders........................................................... 29
   Valuation Day and Valuation Period........................................ 31
   Valuation of Accumulation Units........................................... 31

Surrender and Partial Withdrawals............................................ 31

Charges and Other Deductions................................................. 34
   Surrender Charges, Access Charges and Market Value Adjustments............ 34
   Deductions from the Variable Account...................................... 39
   Deductions for Taxes...................................................... 39
   Purchase Payments for the Optional Riders................................. 39
   Other Charges and Deductions.............................................. 39

The Death Benefit............................................................ 39
   Death Benefit Upon Death of an Owner Before the Annuity Commencement Date. 39
   Death Benefit Amount...................................................... 40
   Required Distributions.................................................... 40

   Distribution Rules...............................................  40
   Death Benefit After the Annuity Commencement Date................  41

Benefits at Annuity Commencement Date...............................  41
   Guaranteed Minimum Income Payments...............................  42

Optional Payment Plans..............................................  44

Federal Income Tax Matters..........................................  45
   Introduction.....................................................  45
   Taxation of Non-Qualified Contracts..............................  45
   Qualified Retirement Plans.......................................  48
   Federal Income Tax Withholding...................................  52
   State Income Tax Withholding.....................................  53
   Tax Status of the Company........................................  53
   Federal Estate, Gift and Generation-Skipping Transfer Taxes......  53
   Definition of Spouse Under Federal Law...........................  53
   Annuity Purchases by Residents of Puerto Rico....................  53
   Annuity Purchases by Nonresident Aliens and Foreign Corporations.  53
   Foreign Tax Credits..............................................  53
   Changes in the Law...............................................  53

Requesting Payments.................................................  54

Sales of the Contracts..............................................  54

Legal Proceedings...................................................  55

Additional Information..............................................  57
   Owner Questions..................................................  57
   Return Privilege.................................................  57
   State Regulation.................................................  57
   Evidence of Death, Age, Gender or Survival.......................  57
   Records and Reports..............................................  57
   Legal Matters....................................................  57
   Exemption to File Periodic Reports...............................  57
   Unclaimed Property...............................................  57
   Where You Can Find More Information..............................  58

Appendix -- Annuity Cross Funding Program........................... A-1

Table of Contents for Statement of Additional Information

DEFINITIONS

The following defined terms are used throughout this prospectus:

Accumulation Period -- The period from the date your contract is issued until the date Income Payments begin.

Accumulation Unit -- An accounting unit of measure we use to calculate the value of the Subaccount until the date Income Payments begin.

Adjustment Account -- An account that we establish for each contract to keep track of the cumulative amount, if any, by which the Calculated Level Monthly Benefits fall short of the Guaranteed Minimum Income Payments.

Annual Variable Annuity Benefit -- The Income Payment calculated annually by multiplying the number of Annuity Units for a contract by the Annuity Unit value as of the Annuity Commencement Date and each anniversary of the Annuity Commencement Date.

Annuitant/Joint Annuitant -- The person(s) named in the contract whose age and, where appropriate, gender, determine Monthly Income Payments. The Owner must also be named as the Annuitant unless the Owner is not a natural person.

Annuity Commencement Date -- The date Income Payments are scheduled to begin as chosen at the time of application. This date must be a date at least 10 years from the date the contract is issued and may not be changed once the contract is issued.

Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent Annual Variable Annuity Benefit.

Annuity Year -- The twelve month period beginning on the Annuity Commencement Date or any anniversary of that date thereafter.

Calculated Level Monthly Benefit -- One-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve month period.

Code -- The Internal Revenue Code of 1986, as amended.

Contract Date -- The date we issue your contract. Your Contract Date is shown on your contract's data pages.

Contract Value -- The sum of your contract's Guarantee Account Value, Subaccount Value, and Immediate Installment Account Value.

Contract Year -- Each one year period of time beginning on the date your contract is issued and ending on the contract anniversary date. The next contract year will begin on that contract anniversary date and commence on the next contract anniversary date and so on.

Death Benefit -- The benefit payable under a contract upon the death of any Owner (or the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date.

Designated Beneficiary(ies) -- The person(s) or entity(ies) designated by the Owner to receive the Death Benefit.

Flexible Purchase Payment -- A Purchase Payment that is not a Scheduled Purchase Payment.

Funding Annuity -- A variable deferred annuity issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity contract described by this prospectus; the assets of the Funding Annuity are withdrawn and immediately allocated to this annuity.

General Account -- Assets of the Company other than those allocated to the Immediate Installment Account, the Variable Account or any other segregated asset account of the Company.

Guarantee Account -- An account established in our General Account to hold certain amounts under the contracts as described in this prospectus. The Guarantee Account is not part of and does not depend on the investment performance of the Variable Account.

Guarantee Account Value -- Your Guarantee Account Value equals Purchase Payments allocated to the Guarantee Account (plus transfers to the Guarantee Account from a Funding Annuity under an Annuity Cross Funding Program, if applicable) plus interest credited on those payments (or transfers), minus transfers and/or partial withdrawals made from the Guarantee Account (including, any premium tax and surrender charges assessed).

Guaranteed Minimum Income Payment -- The minimum amount of each monthly Income Payment paid to you upon annuitization of the contract, provided Scheduled Installments have been made to the Subaccount in accordance with the terms of the contract.

Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Immediate Installment -- A monthly series of equal transfers from the Immediate Installment Account to the Subaccount.

Immediate Installment Account -- Genworth Life & Annuity MVA Separate Account, a separate account of the Company to which your Flexible Purchase Payments are allocated.

Immediate Installment Account Value -- The present value of the future Immediate Installments to be made from the Immediate Installment Account. This amount includes any applicable Market Value Adjustment.

Income Payment -- One of a series of payments made under either monthly Income Payments at the Annuity Commencement Date or one of the Optional Payment Plans.

Market Value Adjustment -- A positive or negative adjustment included in the Contract Value when any amounts are surrendered or partially withdrawn (including Death Benefit payments) from the Immediate Installment Account.

Monthly Due Date -- The date each month on which Scheduled Installments and Scheduled Purchase Payments are due. This date is the same day in each month as your Contract Date. If the Monthly Due Date is the 29th, 30th or 31st of a month, then for months without such dates, the last day of that month is the Monthly Due Date. In addition, if the Monthly Due Date falls on any date when the New York Stock Exchange is closed, the amount of the Scheduled Installment, if received, will be allocated to the Subaccount on the next Valuation Day.

Non-Qualified Contract -- A contract which is not issued in connection with a retirement plan which receives special tax treatment under the Code.

Owner -- The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract. The Owners are shown on the contract's data pages. "You" or "your" refers to the Owner or Joint Owners.

Purchase Payment -- Any payment applied to the contract.

Qualified Contract -- A contract which qualifies for favorable tax treatment under the Code.

Scheduled Installment -- The amount required to be transferred or paid to the Subaccount on the Monthly Due Date in order to keep the Guaranteed Minimum Income Payment in effect.

Scheduled Purchase Payment -- The monthly Purchase Payment we require on the Monthly Due Date to ensure that the Scheduled Installment for that month is paid. This amount is shown on your contract's data pages.

Subaccount -- A division of the Variable Account which invests exclusively in shares of the Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares.

Subaccount Value -- The Subaccount Value is equal to:

  .  the sum of all Scheduled Installments made to the Subaccount; plus

  .  amounts adjusted for the reinvestment of dividends; plus or minus

  .  net capital gains or losses (realized or unrealized); minus

  . any contract charges (including any premium tax and surrender charges assessed); plus or minus

  .  partial withdrawals repaid to or taken from the Subaccount.

Surrender Value -- The value of the contract as of the date we receive your written request for surrender at our Home Office, less any applicable premium tax, surrender charge, access charge, plus or minus any Market Value Adjustment, if applicable.

Valuation Day -- Each day the New York Stock Exchange is open for regular trading, except for days that the Total Return Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account -- Genworth Life & Annuity VA Separate Account 1, a separate account we established to receive and invest the Scheduled Installments you make under this contract, in addition to amounts received from other variable annuity contracts we issue.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
-----------------------------------------------------------------------------------------------------------
Surrender Charge (as a percentage of purchase      Contract Year in which       Surrender Charge (as a
 payments withdrawn or surrendered)                surrender or partial         percentage of the lesser of
                                                   withdrawal is taken          Scheduled Installments
                                                                                made to date, not
                                                                                previously withdrawn and
                                                                                the amount withdrawn or
                                                                                surrendered)/1/
                                                   --------------------------------------------------------
                                                                1                           9%
                                                                2                           8%
                                                                3                           7%
                                                                4                           6%
                                                                5                           5%
                                                                6                           4%
                                                                7                           3%
                                                                8                           2%
                                                           9 or after                       1%
-----------------------------------------------------------------------------------------------------------
Access Charge/2/                                   Number of years remaining    Access Charge (as a
                                                   on each flexible purchase    percentage of the
                                                   payment until the date       Immediate Installment
                                                   established for the          Account value withdrawn
                                                   installment transfers to end or surrendered)
                                                   --------------------------------------------------------
                                                            6 or more                       6%
                                                        5 but less than 6                   5%
                                                        4 but less than 5                   4%
                                                        3 but less than 4                   3%
                                                        2 but less than 3                   2%
                                                        1 but less than 2                   1%
                                                        0 but less than 1                   1%
-----------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on Missed Scheduled Installments/3/                           6%
-----------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on Missed Withdrawal Repayments/4/                            6%
-----------------------------------------------------------------------------------------------------------

/1/Withdrawals repaid within 12 months are not considered withdrawals for the purposes of the surrender charge calculation. A surrender charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5.

 Effective April 1, 2012, we will waive surrender charges for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract.

/2/All surrenders and withdrawals from the Immediate Installment Account will be subject to a Market Value Adjustment as well as an access charge. An access charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. In addition, effective April 1, 2012, we will waive the access charge for full surrenders and partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract.

/3/If a Scheduled Installment remains in default past the end of the applicable grace period, a charge will be assessed to the amount in default at an effective annual rate of 6%.

/4/You must repay the amount of any withdrawals from the Subaccount plus any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date in order to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. If any repayment of a withdrawal is not made by the Monthly Due Date next following the date of the partial withdrawal, you will be assessed a charge at an effective annual rate of 6% on the total amount withdrawn from the Subaccount not yet repaid.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

Periodic Charges Other Than Expenses
for the Total Return Fund
-----------------------------------------------
Variable Account Annual Expenses (as a
 percentage of your average daily net
 assets in the Variable Account)
-----------------------------------------------
 Mortality and Expense Risk Charge       1.35%
-----------------------------------------------
 Administrative Expense Charge           0.15%
-----------------------------------------------
Maximum Total Variable Account Annual
 Expenses                                1.50%
-----------------------------------------------
Optional Riders/1,2/
-----------------------------------------------

 Disability Benefit Rider Option/3/      Maximum of $8.11 per $100
                                         of waived Scheduled
                                         Purchase Payment
-------------------------------------------------------------------
 Joint Annuitant Life Benefit Rider      Maximum of $8.57 per $100
   Option/3/                             of waived Scheduled
                                         Purchase Payment
-------------------------------------------------------------------
 Unemployment Benefit Rider Option       $3.00 per $100 of waived
                                         monthly payment
-------------------------------------------------------------------

/1/The payment for the Optional Benefits is due with the Scheduled Purchase
   Payment and taken prior to the allocation of the Scheduled Purchase Payment to the Subaccount.


/2/The Optional Benefits are not available to fully funded contracts or to contracts purchased through the Annuity Cross Funding Program (see "Appendix -- Annuity Cross Funding Program" provision in this prospectus).


/3/The fees charged for the optional riders vary depending upon the age and gender of the Annuitant and the amount and duration of the Scheduled Installments.

For information concerning compensation paid for the sale of the contract, see the "Sales of the Contract" provision.

The next item shows the total annual operating expenses charged by the Total Return Fund for the year ended December 31, 2016. A multiple class plan for the Total Return Fund was adopted effective May 1, 2006. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.



Annual Portfolio Expenses/1/
(as a percentage of average net assets)    Class 1 Class 3
----------------------------------------------------------
Management Fees                             0.35%   0.35%
----------------------------------------------------------
Distribution and Service (12b-1) Fees/2/    None    0.25%
----------------------------------------------------------
Other Expenses/3/                           0.25%   0.25%
----------------------------------------------------------
Acquired Fund Fees and Expenses             0.01%   0.01%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses   0.61%   0.86%
----------------------------------------------------------
Contractual Fee Waiver/Reimbursement        0.00%   0.00%
----------------------------------------------------------
Net Annual Portfolio Operating Expenses     0.61%   0.86%
----------------------------------------------------------



/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2016, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown.


/2/The Distribution and Service (12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other expenses also include Investor Service Plan fees (0.20% of the average daily net assets of the Total Return Fund attributable to the Class 1 and Class 3 shares).

The expenses for the Total Return Fund are deducted by the Fund before it provides us with the daily net asset values. We then deduct the Variable Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees and other expenses for the Total Return Fund are more fully described in its prospectus.

Examples

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract and the maximum fee for the optional rider charges, and fees and expenses for the Total Return Fund -- Class 3 shares. The expenses in the Examples would be lower if Class 1 shares of the Total Return Fund were used instead.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

  .  invested $10,000 in the contract for time periods indicated;

  .  earned a 5% annual return on your investment;

  .  elected all available rider options; and

The Examples below assume:

  . total Variable Account annual expenses of 1.50% (deducted daily at an effective annual rate of the assets in the Variable Account); and

  . $1,968.00 for all the available rider options (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount).

Your actual expenses may be higher or lower than those shown below. The Examples do not include any taxes or tax penalties that may be assessed upon surrender of the contract.

The following Example uses the assumptions noted above, but assumes you surrender your contract at the end of the stated period:


Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$3,041      $3,391      $3,748       $4,784


The next Example uses the same assumptions as the prior Example, except that it assumes that you decide to annuitize your contract at the end of the stated period.


Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$2,207      $2,704      $3,228       $4,664


The next Example uses the same assumptions as the prior Example, except that it assumes you do not surrender or annuitize your contract at the end of the stated period:


Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$2,207      $2,704      $3,228       $4,664


Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The Examples do not assume that expense waivers or fee reimbursements arrangements are in effect for the Total Return Fund -- Class 3 shares for the periods presented.

Deductions for premium taxes are not reflected, but may apply. If you did not elect all of the optional riders or if you only elected one or a combination of the optional riders, the expense figures shown above would be lower.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Variable Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:


                                        Accumulation                  Number of
                                        Unit Values   Accumulation  Accumulation
                                        at Beginning Unit Values at   Units at
Subaccounts                              of Period   End of Period  End of Period Year
--------------------------------------------------------------------------------------
State Street Variable Insurance Series
 Funds, Inc.
--------------------------------------------------------------------------------------
  Total Return Fund -- Class 1 Shares      $15.88        $16.64      29,761,144   2016
                                            16.31         15.88      31,202,422   2015
                                            15.72         16.31      33,672,535   2014
                                            13.88         15.72      38,438,060   2013
                                            12.53         13.88      41,095,346   2012
                                            13.09         12.53      41,475,508   2011
                                            12.12         13.09      40,943,079   2010
                                            10.18         12.12      38,654,957   2009
                                            14.62         10.18      35,997,311   2008
                                            13.29         14.62      32,724,981   2007
--------------------------------------------------------------------------------------
  Total Return Fund -- Class 3 Shares      $12.45        $13.01       3,244,892   2016
                                            12.82         12.45       3,467,654   2015
                                            12.38         12.82       3,360,083   2014
                                            10.97         12.38       3,486,775   2013
                                             9.92         10.97       3,280,329   2012
                                            10.39          9.92       2,923,553   2011
                                             9.65         10.39       2,550,009   2010
                                             8.12          9.65       2,081,141   2009
                                            11.67          8.12       1,525,442   2008
                                            10.62         11.67         745,002   2007
--------------------------------------------------------------------------------------

SYNOPSIS AND RISK FACTORS

How does this contract work? The contract permits you to make Purchase Payments during the Accumulation Period. During this period, we invest your Purchase Payments in the Subaccount, the Immediate Installment Account, or the Guarantee Account.

Purchase Payments received will be allocated as follows:

Purchase Payment Allocation Table

 Type of Payment     When Received    Where Allocated
------------------------------------------------------
Scheduled          Monthly Due Date   Subaccount
Purchase
Payment or
portion thereof
------------------------------------------------------
Scheduled          Before Monthly     Guarantee
Purchase           Due Date           Account
Payment or
portion thereof
------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment
                                      (including
                                      interest), then
                                      Guarantee
                                      Account for
                                      remainder
------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

On the Annuity Commencement Date, we apply your Contract Value to purchase a series of Income Payments. In turn, the Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base the Income Payments on Subaccount performance, the amount of the payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Minimum Income Payment, provided all contractual requirements have been satisfied for receipt of those guaranteed payments. See "The Contract," the "Benefits at Annuity Commencement Date" and the "Guaranteed Minimum Income Payments" provisions in this prospectus.

Investments in the Subaccount vary with the investment performance of the Total Return Fund. Over time, we transfer Purchase Payments invested in the Guarantee Account or the Immediate Installment Account, plus any interest earned, to the Subaccount.

Certain features described in this prospectus may vary from your contract. Please refer to your contract for those benefits that apply specifically to you.

What are the Guaranteed Minimum Income Payments? The contract offers you guaranteed periodic annuity benefits that can protect against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date selected at the time of application; the Annuity Commencement Date must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by paying: any missed Scheduled Installment(s), including any interest, due on the missed Scheduled Installment(s).

The missed Scheduled Installment(s), including any interest due on the missed Scheduled Installment(s), must be repaid within one year of the due date of the missed Scheduled Installment(s), but not later than the Annuity Commencement Date. The Annuity Commencement Date must be a date at least 10 years from the date the contract is issued.

In addition, you may not make more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due) and still be eligible for your Guaranteed Minimum Income Payments.

Should you fail to meet the conditions listed above, you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract (see the "Guaranteed Minimum Income Payments" section in this prospectus for additional information). If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you will lose your right to Guaranteed Minimum Income Payments.

What happens if the right to Guaranteed Minimum Income Payments is lost? If you do not maintain the right to Guaranteed Minimum Income Payments by meeting the contractual requirements as outlined above:

   (1) you remain subject to the Purchase Payment limitations under the contract (i.e., you may not make payments in excess of all your original Scheduled Installment amounts); and

   (2) you will NOT have Guaranteed Minimum Income Payments when you annuitize the contract.

What are Scheduled Installments? When we issue the contract, you establish your Annuity Commencement Date, (which must be a date at least 10 years from the date the contract is issued) and we will establish a schedule of monthly payments to the Subaccount ("Scheduled Installments") during the Accumulation Period. Once established, the amount and frequency of Scheduled Installments cannot be changed. Once the contract is issued, your Annuity Commencement Date may not be changed.

When you apply for a contract, you provide us with:

  . the length of the Accumulation Period you desire. The Accumulation Period must be at least 10 years;

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    .  the amount of the Guaranteed Minimum Income Payment you want; or

    .  how much you want to pay per month and/or pay in a lump sum.

We use this information to establish your Scheduled Installments.

Your Annuity Commencement Date must be at least 10 years from the date your contract is issued. However, you may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you a elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5; however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

How do I pay the Scheduled Installments? You may pay Scheduled Installments by making:

  .  Scheduled Purchase Payments;

  .  Flexible Purchase Payments;

  . transfers from another variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company (or one of its affiliated companies) under an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

  .  a combination thereof.

See the "Purchase Payments" and "Appendix -- Annuity Cross Funding Program" provisions in this prospectus.

By paying the Scheduled Purchase Payments on time, you ensure that the Scheduled Installments are met and your right to Guaranteed Minimum Income Payments is not lost.

You should not purchase the contract described in this prospectus if you believe that you may not be able to make all of the Scheduled Installments.

May I pay my Scheduled Purchase Payments automatically? You may use electronic fund transfers to make your monthly Scheduled Purchase Payments. See "The Contract" provision in this prospectus.

What is the Immediate Installment Account, how do Flexible Purchase Payments work? The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Although we designed the contract as a Scheduled Purchase Payment contract, you may make Flexible Purchase Payments subject to certain conditions. The amount of each Flexible Purchase Payment must be greater than 6 Scheduled Purchase Payments and be accompanied with sufficient transfer instructions in order for us to allocate the Flexible Purchase Payment to the Immediate Installment Account. We will allocate the Flexible Purchase Payment to the Guarantee Account if we do not receive transfer instructions or we receive insufficient transfer instructions from the Owner. Any Flexible Purchase Payment received that is less than or equal to 6 times the Scheduled Purchase Payments will also be automatically allocated to the Guarantee Account.

Amounts invested in the Immediate Installment Account earn interest at rates we declare and guarantee at the time of purchase. Although the Immediate Installment Account is a separate account, we assume the risk of investment gain or loss on the Immediate Installment Account's assets. We transfer certain amounts ("Immediate Installments") from the Immediate Installment Account to the Subaccount on a monthly basis to make your Scheduled Installment or supplement your Scheduled Purchase Payments in accordance with your instructions. The amount transferred from the Immediate Installment Account to the Subaccount will never exceed the amount of your Scheduled Installment minus the amount of your Scheduled Purchase Payment. We will return to you any amount in excess of what is needed to make all Scheduled Installments. The excess amount will be returned to you within 7 days of our receipt.

Whether a transfer from the Immediate Installment Account makes your Scheduled Installment or supplements your Scheduled Purchase Payment is dependent upon the amount in the Immediate Installment Account and your transfer instructions at the time the Flexible Purchase Payment is received. We determine the amount of the Immediate Installment we transfer each month to the Subaccount on the date the Flexible Purchase Payment is received accompanied with complete transfer instructions. This amount depends on:

  .  the amount of your Flexible Purchase Payment;

  .  the rate of interest that we credit to the Flexible Purchase Payment; and

  .  the number of installments you choose.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Any partial withdrawals or surrenders from the Immediate Installment Account are subject to a Market Value Adjustment and an access charge. A Market Value Adjustment can increase or decrease the amounts partially withdrawn or surrendered from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment (and access charge) is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment.

What is the Variable Account? The Variable Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Variable Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Variable Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Variable Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Variable Account" provision in this prospectus.

Is the contract available as a Qualified Contract or a Non-Qualified
Contract? We designed the contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Contracts"). Qualified retirement plans provide their own tax deferral benefit, so there should be another reason for you to purchase the contract, aside from tax deferral. Please consult a tax adviser to determine whether this contract is an appropriate investment for the qualified retirement plan. This contract is also available in connection with retirement plans that do not qualify for such favorable treatment under the Code. Such contracts are referred to throughout this prospectus as "Non-Qualified Contracts." The information regarding the tax treatment of the contracts generally applies to Non-Qualified Contracts. Different rules and regulations may apply to contracts issued as Qualified Contracts. Please consult a qualified tax adviser for additional information.

What surrender and access charges are associated with the contract? If you surrender your contract or take partial withdrawals before your Annuity Commencement Date, we may assess a surrender and/or access charge.

  . For amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account, we will assess a surrender charge. We will determine this charge by assuming that the amount being withdrawn on the date of the partial withdrawal or surrender comes entirely from Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation). Depending upon the Contract Year of your surrender or partial withdrawal, the surrender charge will be anywhere from 9% to 1% of the lesser of:

      (1) Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

      (2) the amount withdrawn.

  . For amounts partially withdrawn or surrendered from the Immediate Installment Account, we will assess an access charge. This charge will be anywhere from 6% to 1% of the Immediate Installment Account Value withdrawn depending on the duration of the remaining Immediate Installments. In addition, we will apply a Market Value Adjustment to determine the Immediate Installment Account Value and the amount available for a partial withdrawal or surrender from the Immediate Installment Account.

We may waive the surrender and/or access charges if you apply your Contract Value upon surrender to certain available Optional Payment Plans. We will also waive surrender charges and access charges for full surrenders or partial withdrawals that occur within six months of the Annuity Commencement Date. If you take a full surrender, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. See the "Charges and Other Deductions" provision in this prospectus.

Are there any other charges? We assess a daily charge, equal to an effective annual rate of 1.50%, against the average daily net assets of the Subaccount. This charge consists of a 0.15% administrative expense charge and a 1.35% mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from Purchase Payments or the Contract Value, as applicable.

See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

The Total Return Fund also has certain expenses. These include management fees, as well as 12b-1 fees or service share fees, and other expenses associated with its daily operations. See the "Fee Tables" provision in this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

There are various charges assessed for rider options. The maximum charge for each Optional Rider is listed in the "Fee Tables" provision in this prospectus. For additional information, see the "Optional Riders" provision in the "The Contract" section of this prospectus.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Sales of the Contract" provision in this prospectus.

How do you calculate my monthly Income Payments? We will pay you a monthly income for life with a guaranteed minimum period beginning on the Annuity Commencement Date, provided the Annuitant is still living. The amount of your Income Payments depends on:

  .  your Contract Value;

  .  whether you are receiving Guaranteed Minimum Income Payments;

  .  the age and gender of the Annuitant(s); and

  .  the specific payment plan you choose.

See the "Benefits at Annuity Commencement Date" provision in this prospectus.

What happens if an Owner dies before the Annuity Commencement Date? If any Owner dies before the Annuity Commencement Date while the contract is in force, the Joint Owner, if any, becomes the sole Owner of the contract. If there is no Joint Owner, the Designated Beneficiary becomes the sole Owner of the contract. Certain distribution rules imposed by federal tax law also will apply. However, spouses who are Designated Beneficiaries and not Joint Annuitants are not permitted spousal continuation under the contract. Under such circumstances, the distribution rules for non-spousal beneficiaries will apply. We may pay a Death Benefit to the

Designated Beneficiary. See "The Death Benefit" provision in this prospectus.

May I surrender the contract or take a partial withdrawal? You may surrender the contract for its Surrender Value at any time before the Annuity Commencement Date. In addition, you may take partial withdrawals of at least $100 from Contract Value. If you surrender the contract or take a partial withdrawal, we may assess a surrender and/or access charge. Partial withdrawals will be made first from the Guarantee Account, then the Immediate Installment Account, and finally, the Subaccount, unless you request otherwise.

You may also surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, but without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us, in writing, at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon the Annuity Commencement Date if you elect to receive a lump sum payment. You may be subject to income tax, and a 10% IRS penalty tax if you are younger than age 59 1/2 at the time of the partial withdrawal or surrender. A surrender or a partial withdrawal may also be subject to income tax withholding. In addition, taking a lump sum payment in lieu of Income Payments may have adverse tax consequences. See the "Federal Tax Matters" provision in this prospectus.

You must repay the amount of each partial withdrawal from the Subaccount (including any interest on the amount received at an effective annual rate of 6%), within one year of the partial withdrawal, but no later than the Annuity Commencement Date to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. Interest will be assessed from the date of the partial withdrawal to the date we receive full repayment.

If you repay the amount of each partial withdrawal received from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge we assessed when you made the partial withdrawal. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the Valuation Day your repayment of the partial withdrawal is received. If your repayment of the partial withdrawal is received on a day when the New York Stock Exchange is not open or the Portfolio is not valuing its shares, we will allocate your repayment to the Subaccount on the next Valuation Day. Because of this reimbursement, all subsequent amounts distributed from the Subaccount will be subject to a surrender charge.

 For example:

 Assume you have made Scheduled Installments of $18,000 during the first Contract Year and your Contract Value is $20,000 (all of which is allocated to the Subaccount) and you then request to take a partial withdrawal of $10,000 on May 1, 2011.

 You will receive $9,100 assuming no premium taxes or income taxes are withheld. A surrender charge of $900 ($10,000 x 9%) will be withheld by us. To reinstate your Guaranteed Minimum Income Payment, you must pay to us $9,100 plus interest at a rate of 6% before May 1, 2012 (in addition to paying your regularly Scheduled Installments).

 On August 1, 2011 you repay $5,000 plus interest on the $9,100 received in May. We will then allocate to the Subaccount your $5,000 plus $494.51 ($900 x $5,000/$9100). Then on December 1, 2011 you repay the remaining $4,100 plus interest on the $9,100 received in May. We will then allocate to the Subaccount your $4,100 plus $405.49 ($900 x $4100/$9100).

Partial withdrawals from the Immediate Installment Account or Guarantee Account do not have to be repaid to receive your Guaranteed Minimum Income Payment, but you may have to increase the amount of your Scheduled Purchase Payments since amounts withdrawn from those accounts will not be available for Scheduled Installments.

In addition, partial withdrawals may reduce your Death Benefit. See "The Death Benefit" provision in this prospectus.

For more information on surrenders and partial withdrawals, see the "Surrenders and Partial Withdrawals" provision in this prospectus.

Do I have a return privilege? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it. Upon receipt of such information, we will send you a refund equal to your Contract Value, plus or minus any applicable Market Value Adjustment, plus any deductions we have made from your Purchase Payments before their allocation to the contract. Or, if required by the law of your state, we will refund your Purchase Payments (less any partial withdrawals previously taken).

Are there optional benefits available under the contract? Optional benefits are available by purchasing one or more of the following riders with the contract. Not all of the rider options listed below may be available in all states. In addition, the riders are not available to fully funded contracts or to contracts that were issued through an Annuity Cross Funding Program. The riders are:

  .  the Disability Benefit Rider Option;

  .  the Joint Annuitant Life Benefit Rider Option; and

  .  the Unemployment Benefit Rider Option.

See "The Contract" and the "Appendix -- Annuity Cross Funding Program" provisions in this prospectus for additional information.

What are the federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender or a partial withdrawal, or a payment of a death benefit, will generally result in taxable income if there has been an increase in Contract Value. In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Income Tax Matters" provision in this prospectus.

INVESTMENT RESULTS

At times, the Variable Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges, and assuming Variable Account charges. Results calculated without surrender charges will be higher.

Total returns assume an initial investment of $1,000 and include the reinvestment of all dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including 12b-1 fees and/or service share fees), and other charges associated with the contract, including the mortality and expense risk charges and the administrative expense charge. Standardized total returns also reflect surrender charges and a maximum one month charge for the optional riders. Non-standardized returns do not reflect charges for the optional riders. Premium taxes are not reflected in any of the calculations, but may apply.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states, the District of Columbia and Bermuda. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth Financial, Inc., a public company.

Financial Condition of the Company

Many financial services companies, including insurance companies, continue to face challenges in this uncertain market environment, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.

Assets in the Variable Account. You assume all of the investment risk for amounts allocated to the Subaccount. Your value in the Subaccount is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the Variable Account assets exceed the Variable Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Variable Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Variable Account" provision below.

Assets in the Immediate Installment Account. You are permitted to make allocations to the Immediate Installment Account. The Immediate Installment Account has characteristics like the Variable Account and the Guarantee Account. Like the Guarantee Account, you do not directly or indirectly share in the investment performance of the Immediate Installment Account. You are guaranteed a level monthly interest rate. If you do not take an early withdrawal or surrender from the contract, you do not assume the investment risk for amounts allocated to the Immediate Installment Account. However, if you do take an early withdrawal or surrender from your contract, any assets allocated to the Immediate Installment Account will be subject to a Market Value Adjustment. Like the Variable Account, assets in the Immediate Installment Account may not be charged with liabilities arising from any other business that we may conduct. The assets in the Immediate Installment Account will be available to cover the liabilities of our General Account to the extent that the Immediate Installment Account assets exceed the liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Immediate Installment Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Immediate Installment Account" provision.

Assets in the General Account. You are permitted to make allocations to the Guarantee Account, which is part of our General Account. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with the Guaranteed Minimum Income Payments, are paid from our General Account (not the Variable Account and Immediate Installment Account). Therefore, any amounts that we may pay under the contract in excess of the value in the Variable Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue (or have issued) other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract. See "The Guarantee Account" provision.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to a prescribed investment option. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles ("GAAP"). Our audited GAAP financial statements, as well as the financial statements of the Variable Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 2 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on August 19, 1987. The Variable Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Variable Account to support the contract as well as for other purposes permitted by law.


Currently, only one Subaccount of the Variable Account is available for investment under the contract. The Subaccount invests exclusively in shares of the State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund, defined earlier as the "Total Return Fund." The Total Return Fund is a multi-series portfolio of the State Street Variable

Insurance Series Funds Inc. (the "Fund"). For contracts issued on or after
May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares. Other variable investment options may be available if you are participating in the Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.


The assets of the Variable Account belong to us. Nonetheless, we do not charge the assets in the Variable Account with liabilities arising out of any other business which we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC. You assume the full investment risk for all amounts you allocate to the Variable Account.

If permitted by law, we may deregister the Variable Account under the 1940 Act in the event registration is no longer required, manage the Variable Account under the direction of a committee, or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

The Subaccount and the Total Return Fund


The Subaccount of the Variable Account offered in the contract invests in shares of the Total Return Fund, which is registered with the SEC under the 1940 Act as an open-end management investment company. A multiple class plan for the Total Return Fund was adopted effective May 1, 2006. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares.

Before investing in the contract, carefully read the prospectus for the Total Return Fund along with this prospectus. You may obtain the most recent prospectus for the Total Return Fund by calling us at (800) 352-9910, or writing us at 6610 West Broad Street, Richmond, Virginia 23230. You may also obtain copies of the prospectus for the Total Return Fund on our website at www.genworth.com, hover over "Customer Service" and then click on "Prospectuses." We summarize the investment objective of the Total Return Fund in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Total Return Fund.


The investment objective and adviser to the Total Return Fund is as follows:


Investment Objective                              Adviser
--------------------------------------------------------------------
Seeks the highest total return,         SSGA Funds Management, Inc.
composed of current income and
capital appreciation, as is consistent
with prudent investment risk.
--------------------------------------------------------------------


We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death proceeds, surrender proceeds, and partial withdrawals, to make Income Payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to Owners as additional units, but instead reflect them in unit values.


We have entered into an agreement with the Fund (participation agreement) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, the Fund and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.


A potential for certain conflicts exists between the interests of Owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to Owners. Nonetheless, the Board of Directors of the Fund monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting Owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with SSGA Funds Management, Inc. ("SSGA") to compensate us for providing services in the nature of "personal services and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. SSGA has agreed to pay us an amount equal to 0.076% (for Class 1 shares) and 0.05% (for Class 3 shares) of the average daily net assets of the Variable Account invested in the Total Return Fund on an annual basis. Payments of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from SSGA out of its own resources.

With regard to Class 1 and Class 3 shares of the Total Return Fund, the Fund has adopted separate Class 1 and Class 3 Investor Service Plans (the "Service Plans") pursuant to which the Total Return Fund may compensate us for performing certain investor services specified in the Service Plans necessary to administer the contracts (including account maintenance, record-keeping, and other administrative services) and to facilitate the Fund's provision of services to investors in the Total Return Fund. Pursuant to separate Investor Services Agreements related to the Service Plans, the Fund pays us for such services at an annual rate not to exceed 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 and Class 3 shares.

With regard to the Total Return Fund -- Class 3 shares, pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of the Fund adopted a Distribution and Service (12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing Class 3 shares of the Fund. Pursuant to a distribution agreement between the Fund and its principal underwriter and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum annual rate of 0.25% of the average daily net assets of the Variable Account invested in Class 3 shares of the Total Return Fund. In addition, the Distribution Plan covers payments made under the Class 3 Investor Service Plan (as described above) in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares. The Distribution Plan and the related agreements, as each may be amended from time to time, were effective May 1, 2006.

In addition to the asset-based payments for administrative and other services described above, SSGA may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide SSGA with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.


Voting Rights

As required by law, we will vote shares of the Total Return Fund held in the Variable Account at special shareholder meetings based on instructions from you. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, Owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote shares of the Total Return Fund for which no instructions are received (or instructions are not received timely) in the same proportion as those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all Owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the of Total Return Fund.

Changes to the Variable Account and the Subaccount

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should no longer be available, or if investment in the Total Return Fund should become inappropriate for the purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the current investment option, however, we reserve our right to do so should the current investment option become inappropriate to maintain the guarantees under the contract. We will only substitute the current investment with an equity based investment option should we exercise our right to substitute the current investment option in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.


We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of the Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.


If permitted by law, we may create new variable accounts; deregister the Variable Account under the 1940 Act in the event such registration is no longer required; manage the Variable Account under the direction of a committee; or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

The Subaccount --  Policies and Procedures

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it only has one Subaccount investing in one Portfolio and transfers to that Subaccount may only be made at a prescribed period for a prescribed amount.

In order to receive your Guaranteed Minimum Income Payments, you must make all required Scheduled Installments to the Subaccount. Scheduled Installments may only be made on the Monthly Due Date and only in an amount predetermined at the time the contract is issued. You may not transfer assets from the Subaccount to the Immediate Installment Account or the Guarantee Account. See "The
Contract -- Purchase Payments" provision in this prospectus for more information.

The Total Return Fund may refuse Purchase Payments for any reason. In such case, if we cannot make the purchase request on the date of your Scheduled Installment, your Scheduled Installment will be made on the next Valuation Day.

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT

The Guarantee Account

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Variable Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets in the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in our Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act or the 1940 Act. Disclosures, or lack thereof, relating to the interests in the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

We allocate Scheduled Purchase Payments received in advance of the Monthly Due Date to the Guarantee Account. We then will transfer the required amount to fund the Scheduled Installment to the Subaccount as of the Monthly Due Date.

We allocate any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Purchase Payment to the Guarantee Account. We also allocate Flexible Purchase Payments that we receive with insufficient transfer instructions to the Guarantee Account. Insufficient transfer instructions include when you do not tell us whether you want your Flexible Purchase Payment to:

   (1) lower the amount of the Scheduled Purchase Payment you must make each month; or

   (2) completely prepay a certain number or all of your remaining Scheduled Installments.

The Flexible Purchase Payment will remain in the Guarantee Account and earn interest until we receive your instructions concerning the method of transfer. Once we have these instructions, we will establish a schedule of Immediate Installments and transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account. See "The Contract" provision in this prospectus.

We determine the interest rates credited to assets in the Guarantee Account at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as Purchase Payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in the future, however, the interest rates credited will be at least the guaranteed interest rate shown in your contract.

The Immediate Installment Account

Due to certain exclusionary provisions of the federal securities laws, we have not registered the Immediate Installment Account as an investment company under the 1940 Act. Accordingly, the Immediate Installment Account is not generally subject to regulation under the 1940 Act. However, we have registered interests in the Immediate Installment Account under the 1933 Act, and disclosures relating to the interests in the Immediate Installment Account are subject to the provisions of that Act.

The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Provided we have sufficient direction from you to do so, we commit to make all future Immediate Installments at the time we accept your Flexible Purchase Payment and place that Flexible Purchase Payment into the Immediate Installment Account. The assets of the Immediate Installment Account equal, at the least, the reserves and other contract liabilities supported by the Immediate Installment Account. Like the Variable Account, but unlike the Guarantee Account, we do not charge the assets in the Immediate Installment Account with liabilities arising out of any other business which we may conduct. The assets of the Immediate Installment Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Immediate Installment Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Immediate Installment Account are credited to or charged against the Immediate Installment Account without regard to the income, gains, or losses arising out of any other business we may conduct.

For each Flexible Purchase Payment allocated to the Immediate Installment Account, we calculate a level monthly interest rate. The level monthly interest rate is the single rate at which the present value of the Immediate Installments generated equals the Flexible Purchase Payment less any premium tax. The level monthly interest rate may be different for each Flexible Purchase Payment made.

We have no specific formula for determining the level monthly interest rate. Our determination may be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as Flexible Purchase Payments under the contract. We will invest these amounts primarily in investment-grade fixed income securities including, but not limited to:

  . securities issued by the U.S. Government or its agencies or instrumentalities -- such securities may or may not be guaranteed by the U.S. Government;

  . debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service;

  . mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; and

  .  other debt instruments, commercial paper, cash or cash equivalents.

You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Immediate Installment Account. We also will consider other factors in determining the interest we credit on amounts allocated to the Immediate Installment Account including:

  .  regulatory and tax requirements;

  .  sales commissions;

  .  administrative expenses borne by us;

  .  general economic trends; and

  .  competitive factors.

Our management will make the final determination on the interest we credit. We cannot predict or guarantee the level of future interest rates. However, once an interest rate has been declared and your payment is invested in the Immediate Installment Account, that interest rate is guaranteed until the entire amount of that Flexible Purchase Payment has been transferred to the Subaccount through Immediate Installments or withdrawn from the Immediate Installment Account. You may call us at any time to obtain the current rate of interest applied to Flexible Purchase Payments allocated to the Immediate Installment Account. The rate of interest a Flexible Purchase Payment receives will be disclosed on your confirmation statement.

A Market Value Adjustment can increase or decrease the amounts surrendered or partially withdrawn from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment. When current interest rates are higher than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would reduce the value of the amount distributed. When current interest rates are lower than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would increase the value of the amount distributed. Consequently, the Immediate Installment Account Value will vary based on changes in interest rates since the date of your Flexible Purchase Payment, transfers of Immediate Installments and any partial withdrawals from the Immediate Installment Account. See the "Charges and Other Deductions" provision in this prospectus. We do not guarantee the Immediate Installment Account Value. We reserve the right to discontinue offering the Immediate Installment Account at any time and for any reason.

THE CONTRACT

The contract is a scheduled purchase payment variable deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

We discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in the "Purchase Payments" provision in this prospectus.

Ownership

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply for a contract as Joint Owners. Joint Owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other except ownership changes. Joint Owners also have the right of survivorship. This means if a Joint Owner dies, his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. Joint Owners added after the Contract Date must be spouses. We may require additional information, such as a copy of your marriage certificate, if Joint Ownership is requested after the Contract Date. During the Annuitant(s)'s life, you can change any non-natural Owner to another non-natural Owner. Changing the non-natural Owner may have negative tax consequences and you should consult a tax adviser before doing so.

Annuitant/Joint Annuitant

An Annuitant must be named. Except for non-natural Owners, an Owner must be an Annuitant. Therefore, if two natural persons are Joint Owners, they must be Joint Annuitants, unless the contract is issued as an IRA. If the contract is issued as an IRA, there may only be one Owner, but there may be Joint Annuitants provided one of the Joint Annuitants is also the Owner. You cannot change the Annuitant(s) without our consent. If any Owner is not a natural person, a Joint Annuitant cannot be added or removed after the contract is issued.

If you purchased this contract with a flexible purchase payment variable deferred annuity contract issued by the Company ("Funding Annuity") pursuant to an Annuity Cross Funding

Program, the Owner and Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of this contract, must be the same as the Owner or Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding Program" provision of this prospectus.

Assignment

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract as collateral security for a loan. An assignment must occur before the Annuity Commencement Date and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% loss of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Federal Income Tax Matters" provision of this prospectus.

Guaranteed Minimum Income Payments

The contract offers you guaranteed periodic annuity benefits that can protect your investment against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirements for making Scheduled Installments:

   (1) if you pay any missed Scheduled Installment(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued); and

   (2) you make no more than 24 Scheduled Installments over the life of the contract outside of the grace period (within 30 days after the date each Scheduled Installment is due).

Should you fail to meet the conditions listed above, you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract. See the "Guaranteed Minimum Income Payments" provision later in this prospectus for additional information. If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you can still receive Income Payments on the Annuity Commencement Date, but you will lose your right to the guaranteed minimum.

Purchase Payments

General. Purchase Payments can be Scheduled Purchase Payments or Flexible Purchase Payments. How we allocate these payments depends on your instructions, when we receive the payment and the amount of the payment received. See the "Purchase Payment Allocation Table" in the "Synopsis" provision of this prospectus.

Purchase Payments received will be allocated as follows:

   (1) Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount;

   (2) Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment's Monthly Due Date will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount;

   (3) Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate

       Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days;

   (4) Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment will be allocated to the Guarantee Account.

If we receive a Flexible Purchase Payment that is in an amount greater than 6 times the amount of the Scheduled Purchase Payment with complete instructions as to how you want the payment transferred to the Subaccount, we will invest your Flexible Purchase Payment in the Immediate Installment Account. Otherwise, we will invest your Flexible Purchase Payment in the Guarantee Account. Once we receive sufficient transfer instructions, as outlined below, we will transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Flexible Purchase Payments received that are equal to or less than 6 times the amount of the Scheduled Purchase Payment will be invested in the Guarantee Account and cannot be transferred to the Immediate Installment Account. Assets in the Guarantee Account, however, can be used to make Scheduled Installments.

Transfers or payments to the Subaccount cannot be greater than the Scheduled Installment amount. Scheduled Installments can be made by:

   (1) Scheduled Purchase Payments;

   (2) Immediate Installments from the Immediate Installment Account;

   (3) transfers from the Guarantee Account;

   (4) transfers from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) a combination of any of the above.

The total Purchase Payments for all contracts issued to any one Owner and/or Annuitant cannot exceed $2,000,000 without our prior approval.

Establishing Scheduled Installments. We determine your right to receive the Guaranteed Minimum Income Payments, in part, by the timely payment of the Scheduled Installments. Scheduled Installments are the monthly investments that you must make to the Subaccount during the Accumulation Period of your contract. You may make Scheduled Installments through a combination of Scheduled Purchase Payments and Flexible Purchase Payments.

We establish the amount and number of your Scheduled Installments when we issue your contract. Once established, the number and amount of the monthly Scheduled Installments cannot be changed. The amount and number of monthly Scheduled Installments depends in part on the amount of Guaranteed Minimum Income Payments and the Annuity Commencement Date you request at the time of application.

Guaranteed Minimum Income Payments and Amount of Scheduled Installments. The Guaranteed Minimum Income Payment is the minimum monthly Income Payment we promise to pay beginning on the Annuity Commencement Date (the Annuity Commencement Date must be selected at the time of application and must be a date at least 10 years from the date the contract is issued) and continuing for the lifetime of the Annuitant(s) (or, if such Annuitant(s) dies before the end of a certain stated number of years, for that number of years) provided you have met the conditions necessary to receive the payments.

In the event that an Owner marries after we issue the contract, upon our approval, he or she may add their spouse as a Joint Owner and/or Joint Annuitant before the Annuity Commencement Date. If we approve the change, the amount and duration of your Scheduled Installments will not change; however, we will reduce the amount of your Guaranteed Minimum Income Payments because we expect to make such payments for a longer period of time (i.e., until the death of the last surviving spouse). The Guaranteed Minimum Income Payments will be reduced as if the spousal Joint Owner was added to the contract on the Contract Date. In addition, if you purchased this contract pursuant to an Annuity Cross Funding Program, the Owner, Joint Owner (if applicable), Annuitant, and Joint Annuitant (if applicable) of this contract, must be the same as the Owner, Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the

"Appendix -- Annuity Cross Funding" provision in this prospectus.

When you apply for a contract, your application must provide us with:

  . the Annuity Commencement Date (which may not be changed after the contract is issued);

  .  the age (and for Non-Qualified Contracts, the gender) of the Annuitant(s);

  . the Accumulation Period (the Accumulation Period must be at least 10 years);

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    -- the amount of the Guaranteed Minimum Income Payment you want; or

    -- how much you want to pay in Scheduled Purchase Payments and/or Flexible
       Purchase Payments.

With either item of information, we can determine the other item.

You may not change your Annuity Commencement Date after your contract is issued. Your Annuity Commencement Date must be at least 10 years from the date the contract is issued.

When we compute the amount of your Guaranteed Minimum Income Payments that your Scheduled Installments purchase, we consider a number of factors, including:

  .  expected mortality;

  .  persistency;

  .  length of Accumulation Period;

  .  length of certain period;

  .  expected investment performance; and

  .  length of maintenance, acquisition and distribution expenses.

Most of these factors may vary from one Owner and/or one market to another. Of the factors listed, the ones most likely to vary by market are: expected mortality, expected persistency, as well as acquisition and distribution expenses.

Mortality is dependent on many things, including age, gender, occupation, smoking status, socio-economic status, marital status, place of residence, etc. Age and gender are expressly reflected in the calculation of the Guaranteed Minimum Income Payment.

Persistency is also (or can be) impacted by age, occupation, socio-economic status, marital status, whether a Flexible Purchase Payment has been made, etc. Persistency is not directly used in the calculation of the Guaranteed Minimum Income Payment but is an important consideration in the pricing process that determines the level of Guaranteed Minimum Income Payment we can offer.

Acquisition and distribution expenses vary by the market in which the contract is sold, e.g. a group sale generally has lower distribution costs per dollar of Purchase Payment than an equivalent number of individual sales. Distribution expenses are not directly reflected in the calculation of the Guaranteed Minimum Income Payment but are an important consideration in the pricing process.

We will not necessarily reflect any or all of these factors in determining the Guaranteed Minimum Income Payment formula for a given market. We reserve the right to recognize the impact of these differences should we sell into markets where one or more of the factors is present.

Once your contract is issued and your Guaranteed Minimum Income Payments determined, the amount and number of Scheduled Installments determined necessary to obtain your Guaranteed Minimum Income Payments will not change. See the "Guaranteed Minimum Income Payments" section of this prospectus.

Making Scheduled Installments. You must make Scheduled Installments on the Monthly Due Date. For contracts issued on or after May 1, 2006, the minimum monthly Scheduled Installment is $250. For contracts issued prior to May 1, 2006, the minimum monthly Scheduled Installment is $100. You may make Scheduled Installments to the Subaccount in one of the following ways:

   (1) by transferring assets from the Guarantee Account;

   (2) by transferring assets from the Immediate Installment Account;

   (3) by making Scheduled Purchase Payments when due;

   (4) by transferring assets from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) by any combination of the above.

The amount of your Scheduled Purchase Payments will vary based on whether an Immediate Installment is being transferred to the Subaccount. For any month, an Immediate Installment will decrease or eliminate the amount of a Scheduled Purchase Payment that would have been required had there not been an Immediate Installment.

We allocate a Scheduled Purchase Payment received before its Monthly Due Date to the Guarantee Account. We will transfer that early payment from the Guarantee Account to the Subaccount on the Monthly Due Date. In the event that we do not receive your Scheduled Purchase Payment on or before its Monthly Due Date, we will use any Guarantee Account Value to make up the missed Scheduled Purchase Payment. If the Guarantee Account Value is insufficient for this purpose and the 30-day grace period has expired, then that Scheduled Installment is considered missed.

Transfers cannot be made to the Subaccount at any time other than on the Monthly Due Date. Therefore, this product due to its design and one available Subaccount will not permit frequent transfers among investment options.

Grace Period

The contract permits a 30-day grace period for the payment of each Scheduled Installment. This grace period begins the day after the Monthly Due Date for the Scheduled Installment. If the Scheduled Installment remains in default past the end of the grace period an interest rate at an effective annual rate of 6% will be charged to all outstanding amounts. If the Scheduled Installment(s) remains in default past 12 months from the original due date, you will lose the right to Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule.

Reinstatement

We will notify you of any delinquent payments on subsequent billing notices. In addition, if more than 9 months have passed from the date of the missed Scheduled Installment, we will send you a written notice once per month, up to the 12th month, that you are in danger of forfeiting your right to the Guaranteed Minimum Income Payments. You may reinstate your right to the Guaranteed Minimum Income Payment by paying the missed Scheduled
Installment(s), or the missing portion thereof, within the earlier of:

   (1) one year of its Monthly Due Date; or

   (2) the Annuity Commencement Date.

You also must pay us the missed Scheduled Installment(s), as well as interest at an annual rate of 6%. Interest accrues from the date of the end of the grace period for the missed Scheduled Installment(s) (or portion thereof) until the date of the next Monthly Due Date following the receipt of the payment. We will notify you of the exact amount you owe.

We allocate Purchase Payments for the missed portion of the Scheduled Installments to the Subaccount as of the Valuation Day that we receive them.

We apply Purchase Payments representing less than the full amount owed in connection with a missed Scheduled Installment in the following order:

   (1) to the missed portion of the Scheduled Installment;

   (2) amounts due for any riders; and then

   (3) interest on any missed Scheduled Installment(s).

If more than one Scheduled Installment is missed, we apply any Purchase Payment you make to pay the most recently missed Scheduled Installment (or portion thereof). We will reinstate your right to receive full Guaranteed Minimum Income Payments only after you have paid us all of your missed Scheduled Installments, including any interest you owe. To retain your right to full Guaranteed Minimum Income Payments, you may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. If you fail to pay any Scheduled Installment, with any interest that is charged on it within one year from its Monthly Due Date (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), you forfeit your right to receive the Guaranteed Minimum Income Payments and you cannot reinstate it, (but may still be eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract). See the "Guaranteed Minimum Income Payments" section in this prospectus.

Scheduled Purchase Payments

When we issue a contract, and whenever we allocate a Flexible Purchase Payment to the Immediate Installment Account, we will send you a new contract data page which includes your revised schedule of Scheduled Purchase Payments. Thus, month-by-month, Scheduled Purchase Payments always equal the difference between Scheduled Installments and Immediate Installments. The minimum Scheduled Purchase Payment is $25.

You may make Scheduled Purchase Payments through automatic transfers from your bank account (i.e., electronic fund transfers). Doing this helps ensure that you will make your Scheduled Purchase Payments on the Monthly Due Date.

Flexible Purchase Payments and Immediate Installments

You also may make your Scheduled Installments through Flexible Purchase Payments. Flexible Purchase Payments received on or before the Contract Date will be allocated to the Immediate Installment Account. For Flexible Purchase Payments received after the Contract Date in amounts greater than 6 Scheduled Purchase Payments (computed as of the date that we receive the Flexible Purchase Payment), we will allocate such payments to the Immediate Installment Account, provided we have sufficient transfer instructions as outlined in the "Purchase Payment" provision in this prospectus. We will allocate Flexible Purchase Payments received after the Contract Date to the Guarantee Account for Flexible Purchase Payments that are equal to or less than 6 times the Scheduled Purchase Payments, or for those Flexible Purchase Payments that are greater than 6 times the Scheduled Purchase Payments, but not accompanied by sufficient transfer instructions.

We use Flexible Purchase Payments allocated to the Immediate Installment Account to "fund" or generate a series of monthly Immediate Installments that we transfer to the Subaccount on each Monthly Due Date to "pay" all or part of the Scheduled Installments. See the "Purchase Payment Allocation Table" later in this provision. Immediate Installments have the effect of reducing or eliminating the required Scheduled Purchase Payments for all or part of the Accumulation Period, depending on the method you select for the installments. Each Flexible Purchase Payment supports a separate series of Immediate Installments, with each series having a starting date and an ending date. The starting date is generally the Monthly Due Date following the allocation of the payment to the Immediate Installment Account and the ending date depends on the Immediate Installment method you select. However, if you elect one of our optional riders, Flexible Purchase Payments must end on the earlier of the Annuity Commencement Date or age 65 of the covered Annuitant.

For each series of Immediate Installments, each monthly installment must be the same amount. For any Flexible Purchase Payment, the fewer the number of Immediate Installments, the larger such Installments can be. Conversely, the smaller each Immediate Installment, the greater the number of installments that the Flexible Purchase Payment can support. Since Immediate Installments may be transferred only on the Monthly Due Date, a greater number of installments translates into a longer portion of the Accumulation Period over which such Installments are made. Thus, you may use a Flexible Purchase Payment to eliminate a number of Scheduled Installments or to "buy down" the amount of some greater number of Scheduled Purchase Payments. Exactly how much you can eliminate or "buy down" depends on the amount of the Flexible Purchase Payment, the rate of interest that we credit to the Immediate Installment Account Value as determined on the date of purchase and the number of installments.

We compute the series of installments for each Flexible Purchase Payment allocated to the Immediate Installment Account by crediting interest at a rate that we determine for each Flexible Purchase Payment at the time that you make the Flexible Purchase Payment. Using that interest rate and knowing either the amount of the installments or the number of installments you want, we determine the amount and number of the installments. Your Immediate Installments reflect interest that is credited each month on a declining balance as Immediate Installments are transferred to the Subaccount. For example, assume that you want 120 installments (i.e., ten years of installments) from your Flexible Purchase Payment beginning immediately. We calculate a level installment to be transferred each month. This installment is the amount that will result in the Flexible Purchase Payment (net of any applicable premium tax), and all interest earned, being completely transferred to the Subaccount by the end of the 10 years.

We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all future Scheduled Installments within 7 days of receipt. The total Purchase Payments for all contracts issued to any one Owner cannot exceed $2,000,000 without our prior approval.

Allocation of Purchase Payments

We allocate Scheduled Purchase Payments received on the Monthly Due Date, as well as any payments past due that we receive, directly to the Subaccount on the Valuation Day we receive such payment. We allocate any Scheduled Purchase Payment we receive before the Monthly Due Date to the Guarantee Account, and transfer that payment to the Subaccount as of the Monthly Due Date. We allocate Flexible Purchase Payments that are received in an amount greater than 6 Scheduled Purchase Payments directly to the Immediate Installment Account, provided we have sufficient transfer instructions to determine a payment method for your Immediate Installments. If we do not receive sufficient transfer instructions, we will allocate that Flexible Purchase Payment to the Guarantee Account until we receive sufficient instructions. In addition, any Flexible Purchase Payment received that is equal to or less than 6 Scheduled Purchase Payments will be directed to the Guarantee Account.

Purchase Payment Allocation Table

            Type of Payment                           When Received                           Where Allocated
--------------------------------------------------------------------------------------------------------------------------
Scheduled Purchase Payment or portion    Monthly Due Date                         Subaccount
thereof
--------------------------------------------------------------------------------------------------------------------------
Scheduled Purchase Payment or portion    Before Monthly Due Date                  Guarantee Account
thereof
--------------------------------------------------------------------------------------------------------------------------
Scheduled Purchase Payment or portion    After Monthly Due Date                   Subaccount for any past due Scheduled
thereof                                                                           Installment, then Guarantee Account for
                                                                                  remainder
--------------------------------------------------------------------------------------------------------------------------
Flexible Purchase Payment that is        On or After Contract Date                Immediate Installment Account
greater than 6 Scheduled Purchase
Payments with instructions
--------------------------------------------------------------------------------------------------------------------------
Flexible Purchase Payment that is        On or After Contract Date                Guarantee Account until instructions
greater than 6 Scheduled Purchase                                                 received, then transferred to Immediate
Payments without instructions                                                     Installment Account
--------------------------------------------------------------------------------------------------------------------------
Flexible Purchase Payment that is equal  On or After Contract Date                Guarantee Account
to or less than 6 Scheduled Purchase
Payments
--------------------------------------------------------------------------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

Optional Riders

To reduce the risk that unforeseen events could leave you without the resources to make Scheduled Purchase Payments, we offer three optional riders that you may purchase at contract issue or on a contract anniversary (provided that you remain eligible to receive Guaranteed Minimum Income Payments). Under each of these riders, we will waive all or a portion of the Scheduled Purchase Payments due during the periods specified in each rider. These riders are not available to fully funded contracts or to contracts issued through an approved Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding Program" provision for more information.

When you apply for an Optional Rider, you tell us how much of a Scheduled Purchase Payment you would like us to waive. Owners and Joint Owners may designate any combination of percentages as long as such percentages are in whole numbers and equal 100%. Once a percentage of Scheduled Purchase Payments waived has been designated, it cannot be changed. The available riders are:

  . Disability Benefit Rider -- This rider provides that, during the life of the covered Annuitant, should the covered Annuitant become totally disabled (as defined in the rider), all or a portion of the Scheduled Purchase Payments due during the period of total disability will be waived. Also, we will waive all or a portion of Purchase Payments for other riders due during the period of total disability for the period we waive Scheduled Purchase Payments. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes disabled. For instance, if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes totally disabled, as defined by the rider, AND the husband is the covered Annuitant, then we will waive 60% of the Scheduled Purchase Payment. We will calculate the Monthly Income Benefit and Death Benefit under the contract as if you had paid the waived Scheduled Purchase Payment when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract.

     We will credit the disability benefit provided under this rider on each Monthly Due Date during a period beginning from the date of total disability to the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the covered Annuitant's recovery from total disability; and

      (5) the covered Annuitant's death.

     Benefits take effect only after 90 days of continuous total disability. Once satisfactory proof of disability is received at our Home Office and benefits take effect, we will waive Scheduled Purchase Payments missed during the 90 day period and will reapply any Scheduled Purchase Payments you made during that period to the Guarantee Account. If the claim is denied and Scheduled Purchase Payments have not been made, the Scheduled Installments will be considered missed and will need to be made in accordance with the "Guaranteed Minimum Income Payments" provision in this prospectus in order to maintain your right to Guaranteed Minimum Income Payments on the Annuity Commencement Date.

  . Unemployment Benefit Rider -- This rider provides that if the covered Annuitant becomes involuntarily unemployed, all or a portion of the Scheduled Purchase Payments due during the period of unemployment (up to a maximum of one year per five-year period -- the "benefit period") will be waived. Also, we will waive all or a portion of Purchase Payments required for other riders due during the period we waive the Scheduled Purchase Payments for the Unemployment Benefit Rider. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes unemployed. For instance if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes unemployed and the husband is the covered Annuitant, we will waive 60% of the Scheduled Purchase Payment.

     To receive this benefit:

      (1) the covered Annuitant must be receiving state unemployment benefits for at least 90 consecutive days;

      (2) the rider must be in effect for one year; and

      (3) we must receive satisfactory proof of unemployment at our Home Office.

     Satisfactory proof of unemployment consists of a letter from the appropriate state government department responsible for administering unemployment benefits.

     Benefits will be covered for only one benefit period during any five-year period. We will consider a period of unemployment as a continuation of the previous benefit period if:

      (1) the unemployment occurs within 30 days of the end of a benefit period; and

      (2) the full year of the benefit period has not been completed.

     If the covered Annuitant becomes unemployed during the first contract year, we will waive Scheduled Purchase Payments beginning on the next contract anniversary if:

      (1) the covered Annuitant has been receiving state unemployment benefits for at least 90 consecutive days; and

      (2) the period of unemployment continues through the date the rider has been in effect for one year.

     Although the maximum benefit period is one year, the benefit period will not continue beyond the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the Monthly Due Date after we receive your request to end the rider;

      (5) the loss of state unemployment benefits; and

      (6) the covered Annuitant's death.

     If the benefit provided by this rider ends before the Annuity Commencement Date, you must resume making Scheduled Purchase Payments in order to keep your right to Guaranteed Minimum Income Payments in effect.

     We will not credit the benefits provided by this rider if the unemployment is:

      (1) voluntary;

      (2) caused by a self-inflicted injury; or

      (3) the result of being in prison for a period exceeding 90 days.

     The waiver of Scheduled Purchase Payments provided by this rider will not increase your Surrender Value prior to the Annuity Commencement Date. However, we will calculate the Monthly Income Benefit and the Death Benefit available under the contract as if you had paid the Scheduled Purchase Payment when due.

  . Joint Annuitant Life Rider -- This rider is only available for spouses. This rider provides that if a covered Joint Annuitant dies, all or a portion of the Scheduled Purchase Payments will be waived. Portions of Scheduled Purchase Payments are waived in cases of Joint Owners/Joint Annuitants where one spouse dies. For example, if a husband is covered for 60% of the monthly Scheduled Purchase Payment and he passes away, then we will waive 60% of the Scheduled Purchase Payment from the date of the husband's death until the Annuity Commencement Date. We will calculate the Monthly Income Benefit and Death Benefit under this contract as if the Scheduled Purchase Payments waived had been paid when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

     Benefits under this rider will be covered from the date of the covered Annuitant's death until the earlier of:

      (1) the contract anniversary on or next following the surviving Joint Annuitant's 65th birthday; and

      (2) the Annuity Commencement Date.

The charges for the optional riders are in addition to your Scheduled Purchase Payments. The amount paid for the optional riders is taken prior to the allocation of any assets to any account. The riders and your contract's data pages provide more detailed information about the riders including certain conditions and limitations. The riders may not be available to Qualified Contracts, available in all states, or available in all markets.

Valuation Day and Valuation Period

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for on days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

Valuation of Accumulation Units

Upon allocation or transfer to the Subaccount, we convert payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the dollar amount directed to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which the Scheduled Purchase Payment or Immediate Installment is invested in the Subaccount. Therefore, Scheduled Purchase Payments allocated or Immediate Installments transferred to the Subaccount increase the number of Accumulation Units credited to the contract.

Partial withdrawals, surrenders, payment of a Death Benefit, and the application of Subaccount Value to acquire Monthly Income Payments on the Annuity Commencement Date all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution, so that the unit value is not impacted. Also, if we take into account a charge or credit for any reserved taxes, which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Variable Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

SURRENDER AND
PARTIAL WITHDRAWALS

We will allow you to surrender your contract or withdraw a portion of your Contract Value, at any time before the Annuity Commencement Date upon your written request, subject to the conditions set forth below.

Partial withdrawals must be at least $100. A partial withdrawal or surrender is effective as of the Valuation Day we receive your request at our Home Office in a form acceptable to us. Unless you request otherwise, we will take any partial withdrawal:

   (1) first from the Guarantee Account;

   (2) then from the Immediate Installment Account; and

   (3) finally from the Subaccount.

You may need to make Scheduled Purchase Payments when you otherwise would not have to, if you had taken partial withdrawals from the Guarantee Account and/or the Immediate Installment Account and the amounts remaining in such accounts are insufficient to fully make your Scheduled Installments.

Partial withdrawals and full surrenders may be subject to surrender and/or access charges and a Market Value Adjustment. When taking a partial withdrawal, any applicable surrender charge, access charge, Market Value Adjustment and/or any applicable premium tax will be taken from the amount withdrawn. Effective April 1, 2012, we will waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a partial withdrawal. In such a case, you may still be subject to a Market Value Adjustment. See the "Charges and Other Deductions" provision in this prospectus. A partial withdrawal may also reduce the amount of your Death Benefit. See "The Death Benefit" provision in this prospectus.

You may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5; however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment and you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

You may also surrender your contract on the Annuity Commencement Date (which must be a date at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

We will delay making a payment if:

   (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Variable Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC may prescribe as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since Owners will not have access to their account.

In addition, we are required by state law to reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for partial withdrawals and surrenders for up to six months from the date we receive your payment request. See the "Requesting Payments" provision of this prospectus for more information on circumstances in which we may delay making payments under the contract.

Partial withdrawals and surrender may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to income tax withholding. See the "Federal Income Tax Matters" provision in this prospectus.

Telephone Withdrawals. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You only can surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

  . confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.

To request a telephone withdrawal, please call us at 800.352.9910.

Special Note on Reliability. Please note that our telephone system may not always be available. Any telephone system, whether it is ours, yours, your service provider's or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office at the address listed on page 2 of this prospectus.

Repayment of Partial Withdrawals of Subaccount Value. To remain eligible to receive Guaranteed Minimum Income Payments (or partial Guaranteed Minimum Income Payments if you are eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract), you must repay the amount of any partial withdrawal received from the Subaccount plus any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date (such date must be a date at least 10 years from the date the contract is issued). If the repayment is not made by the Monthly Due Date next following the date of the partial withdrawal, we will charge you interest at an effective annual rate of 6% on the total amount withdrawn from the Subaccount.

It is important to understand that, because surrender charges may apply, the amount you receive from the Subaccount may not be the same as the amount we withdraw from the Subaccount. You must repay the amount you received from the Subaccount, plus interest and any premium taxes paid on the partial withdrawal. Therefore, the amount you repay includes:

  .  the amount you receive from the Subaccount; plus

  . interest we assess on the amount withdrawn from the date of the partial withdrawal until the date of repayment; plus

  . the amount of any premium taxes assessed on amounts withdrawn from the Subaccount.

We allocate any repayment (after deducting for interest) to the Subaccount as of the date we receive it. When you repay the amount of each partial withdrawal from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge taken for the repaid amount. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same Valuation Day your repayment of the partial withdrawal is received.

You should consult your tax adviser concerning repayments as we consider repayments after deducting interest charges to be new Purchase Payments for tax purposes (i.e., if the repayment is withdrawn again, that partial withdrawal will be taxed). In addition, taking a partial withdrawal may subject you to an ordinary income tax, AND a 10% IRS penalty tax if you are younger than age
59 1/2 at the time the partial withdrawal is taken. You may be subject to the income tax and penalty tax EVEN IF YOU REPAY ALL AMOUNTS OUTSTANDING. Consequently, it is very important that you consult your tax adviser prior to taking any partial withdrawals.

If you take multiple partial withdrawals, we will apply repayments to the most recent partial withdrawal first.

Partial withdrawals from the Guarantee Account and the Immediate Installment Account do not have to be repaid to maintain your right to Guaranteed Minimum Income Payments. Generally, taking partial withdrawals from the Guarantee Account or Immediate Installment Account will not affect your right to receive Guaranteed Minimum Income Payments. However taking partial withdrawals from the Guarantee Account or Immediate Installment Account may require you to make Scheduled Purchase Payments (or higher Scheduled Purchase Payments). If such Scheduled Purchase Payments are not made, you could lose your right to receive the Guaranteed Minimum Income Payments.

Surrender Value. The amount payable on surrender of the contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us. The Surrender Value equals the Contract Value on the Valuation Day we receive your request, less any applicable surrender charge, access charge, and any applicable premium tax charge. We will pay the Surrender Value in a lump sum, unless you elect one of the Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus. We may waive surrender charges and access charges upon surrender if you elect certain Optional Payment Plans. See the "Charges and Other Deductions" provision in this prospectus.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts, including the surrender charge and access charge, if applicable. See below and the "Sales of the Contract" provision in this prospectus.

We will deduct the charges described below to cover our costs and expenses, the services provided, and our risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  monthly billing and electronic fund transfer transactions;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing tax forms;

  .  providing contract confirmations and periodic statements;

  .  maintaining an internet service site; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the Guaranteed Minimum Income Payments will exceed the calculated variable Income Payments;

  .  the risk that the Death Benefit will be greater than the Surrender Value;

  . the risk that Annuitant(s) will live longer than we assumed in calculating the contract guarantees (these guarantees are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Surrender Charges, Access Charges, and Market Value Adjustments

We may assess a surrender charge (on payments allocated to the Subaccount and the Guarantee Account) or an access charge (on payments allocated to the Immediate Installment Account) on partial withdrawals of Contract Value or surrender of the Contract. We will also apply a Market Value Adjustment to determine the Immediate Installment Account Value available for partial withdrawal from the Immediate Installment Account or full surrender of the contract.

Unless we receive other instructions, we will first withdraw amounts from:

   (1) the Guarantee Account; then

   (2) from the Immediate Installment Account; and finally

   (3) from the Subaccount.

We will deduct any surrender charge and access charge from the amounts you withdraw.

Surrender Charge from assets in the Subaccount and the Guarantee Account. The surrender charge for amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account is a percentage of the lesser of:

   (1) Scheduled Installments made to date and not previously withdrawn (partial withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

   (2) the amount withdrawn.

The surrender charge percentage is as follows:

                      Surrender Charge
                    (as a percentage of
                       the lesser of
                   Scheduled Installments
  Contract Year     made to date and not
in which Surrender  previously withdrawn
    or Partial         and the amount
Withdrawal is Made       withdrawn)
-----------------------------------------
        1                    9%
        2                    8%
        3                    7%
        4                    6%
        5                    5%
        6                    4%
        7                    3%
        8                    2%
   9 and after               1%
-----------------------------------------

Examples:

 Assuming:

  .  you have made Purchase Payments of $18,000;

  . your Contract Value is $20,000 ($17,000 in the Subaccount and $3,000 in the Guarantee Account), $15,000 of which is from Scheduled Installments;

  .  you have no value in the Immediate Installment Account;

  .  you request a partial withdrawal of $10,000 in Contract Year 5; and

  .  you are not eligible for reduced Guaranteed Minimum Income Payments.

 Your surrender charge will be $500 (the lesser of 5% of $10,000 and 5% of $15,000). We take the partial withdrawal from the Guarantee Account ($3,000) and from the Subaccount ($7,000). You will receive a net check of $9,500 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay the $6,650 to the Subaccount within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $6,650 received) within 12 months of the partial withdrawal.

The following chart depicts the partial withdrawal.

                                               Account
                                ------------------------------------
                                              Guarantee
                                 Subaccount    Account      Total
---------------------------------------------------------------------
Beginning Contract Value        $     17,000   $3,000   $     20,000
---------------------------------------------------------------------
Amount Withdrawn                $      7,000   $3,000   $     10,000
---------------------------------------------------------------------
Remaining Contract Value        $     10,000   $    0   $     10,000
---------------------------------------------------------------------
Surrender Charge                $       (350)  $ (150)  $       (500)
---------------------------------------------------------------------
Net Amount Paid to You          $      6,650   $2,850   $      9,500
---------------------------------------------------------------------
Amount to Reinstate Guaranteed
 Minimum Income Payment         $      6,650            $      6,650
 (+ Interest)                    (+ interest)  $    0    (+ interest)
---------------------------------------------------------------------
Amount We Add to the
 Subaccount                     $        350   $    0   $        350
---------------------------------------------------------------------
Account Value After
 Repayment*                     $     17,000   $    0   $     17,000
---------------------------------------------------------------------

*Assuming no growth in the Subaccount.

 However, if you withdraw $17,000, your surrender charge will be $750 (5% of $15,000). The remaining value in the Guarantee Account is $0 and the remaining value in the Subaccount is $3,000. You will receive a net check of $16,250 assuming there are no premium taxes or income taxes withheld. To reinstate your right to Guaranteed Minimum Income Payments you must repay to the Subaccount $13,400 within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $13,400 received) within 12 months of the partial withdrawal.

 You will not be assessed a surrender charge on any amounts withdrawn greater than the amount of Scheduled Installments made.

Current market conditions may affect the impact of the surrender charges on your contract.

 Assuming the amount of Scheduled Installments made to date equals $10,000, your Contract Value equals $20,000, and you fully surrender your contract in the third Contract Year, we would assess a surrender charge of $700 (7% of $10,000) with a net check to you of $19,300 assuming there are no premium taxes or income taxes withheld. However, if there is a market decline so your Contract Value is $9,000, and you request a full surrender, we would assess a surrender charge of $630 (the lesser of 7% of $9,000 and 7% of $10,000) with a net check to you of $8,370 assuming there are no premium taxes or income taxes withheld.

We apply a Market Value Adjustment to any Death Benefit, surrender, or partial withdrawal paid from the Immediate

Installment Account. We will also deduct an access charge from your partial withdrawal or surrender, but not from any amount paid as a Death Benefit.

We treat a partial withdrawal or surrender of Contract Value from the Immediate Installment Account as a proportional withdrawal or surrender of each of the remaining future Immediate Installments. We also assess an access charge on amounts you surrender or partially withdraw from the Immediate Installment Account. This charge is a percentage of the Immediate Installment Account Value withdrawn.

The concept of calculating a Market Value Adjustment on the Immediate Installment Account is different from many other Market Value Adjustment calculations. Unlike traditional Market Value Adjustments where the present account value is known, here we know the future value of the Immediate Installments and we need to calculate the present value. Therefore, we must determine the present value before we can determine what you receive upon surrender or partial withdrawal.

First, we use the interest rate in effect when you made your Flexible Purchase Payment into the Immediate Installment Account to discount each future Immediate Installment back to its present book value. We then sum all of these present values to calculate the value, before the application of any Market Value Adjustment.

Next, we determine your Immediate Installment Account Value by applying the Market Value Adjustment. We calculate the Market Value Adjustment factor separately for each Immediate Installment. The Market Value Adjustment for each Immediate Installment is equal to the present book value of that installment times the Market Value Adjustment factor for that installment. The Market Value Adjustment factor is:

                          ((1 + i) / (1 + j))/n/ - 1

where:

n   =   the number of months until the Immediate Installment for
        a particular Flexible Purchase Payment will be transferred to the Subaccount
i   =   the original interest rate we used for the Immediate
        Installment when you made the Flexible Purchase
        Payment to the Immediate Installment Account
j   =   the current interest rate we use for a new Flexible
        Purchase Payment of (m/12) years that we currently make
        available for the Immediate Installment Account ((m/12)
        is rounded up to a whole number of years)
m   =   the number of months until the last Immediate Installment
        for that Flexible Purchase Payment will be transferred to
        the Subaccount

The total Market Value Adjustment for the contract is the sum of each Market Value Adjustment calculated for each Immediate Installment. The Immediate Installment Account Value is the sum of the present book value of each Immediate Installment plus the total Market Value Adjustment for the contract. Two examples of how the Market Value Adjustment would work follow.

Examples:

Example 1


           Example of Withdrawal from Immediate Installment Account

 Assuming:

  . At issue, you made a Flexible Purchase Payment with transfers of $645 for 264 months;

  . On the first contract anniversary, you made a Flexible Purchase Payment with transfers of $90 for 72 months;

  . Your value (before the application of any Market Value Adjustment) in the Immediate Installment Account at the end of the second Contract Year is $98,380. Of this amount, $93,400 is attributable to the initial Flexible Purchase Payment; the remaining $4,980 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  . Your Immediate Installment Account Value at the end of the second Contract Year is $100,000. Of this amount, $95,000 is attributable to the initial Flexible Purchase Payment; the remaining $5,000 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  .  You have no value in the Guarantee Account;

  . You have not previously withdrawn amounts from the Immediate Installment Account;

  .  You request a partial withdrawal of $2,000 at the end of year 2;

  . At the end of year 2, the access charge for transfers established for the initial Flexible Purchase Payment is 6%;

  . At the end of year 2, the access charge for transfers established for the second Flexible Purchase Payment is 5% (because there are 60 transfers remaining).

 The amount of withdrawal of value attributable to the initial Flexible Purchase Payment is $1,900 ($2,000 x $95,000/$100,000). The remaining $100 is withdrawn from the value attributable to the second Flexible Purchase Payment. Your access charge will be $119 (6% of $1,900 plus 5% of $100). You will receive a net check of $1,881 assuming there are no premium taxes or income taxes withheld.

 Transfers for the initial Flexible Purchase Payment will be reduced by $12.90 ($645 x $2,000/$100,000) so the amount of the transfer subsequent to the withdrawal will be $632.10. Transfers for the second Flexible Purchase Payment will be reduced by $1.80 ($90 x $2,000/$100,000) so the amount of its transfer subsequent to the withdrawal will be $88.20.

Example 2

 The second example below shows the total impact of the Market Value Adjustments applicable to future Immediate Installments of $1,000 for 120 months under hypothetical future monthly interest rates.

 The example assumes a Flexible Purchase Payment of $90,524 (without the assessment of any premium tax) and that the level monthly interest rate determined at payment of the Flexible Purchase Payment is assumed to be 0.50%. As illustrated below, interest rates are assumed to be volatile during the 3 months following the Flexible Purchase Payment. In the first month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%. As a result of this drop, Immediate Installment Account value increases. In the second month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have increased to 0.5833%. As a result of this increase, Immediate Installment Account value decreases. In the third month following the Flexible Purchase Payment, interest rates for a similar Flexible Purchase Payment have decreased to 0.5%. As a result of this decrease, the current level monthly interest rate equals the level monthly interest rate at purchase and Immediate Installment Account value does not change because of the Market Value Adjustment.

                                    Valuation Day
                         -----------------------------------
                                  1 Month  2 Months 3 Months
                         Date of   after    after    after
                         Purchase Purchase Purchase Purchase
------------------------------------------------------------
 Beginning of
 Month Value
 (before Market
 Value Adjustment and
 transfer)               $90,524  $89,971  $89,416  $88,858
------------------------------------------------------------
 Immediate Installment
 Transfer Amount         $ 1,000  $ 1,000  $ 1,000  $ 1,000
------------------------------------------------------------

                                    Valuation Day
                         ----------------------------------
                                  1 Month  2 Months 3 Months
                         Date of   after    after    after
                         Purchase Purchase Purchase Purchase
------------------------------------------------------------
 Beginning of
 Month Value
 (before Market Value
 Adjustment
 and after transfer)     $89,524  $88,971  $88,416  $87,858
------------------------------------------------------------
 Level Monthly
 Interest Rate at
 Purchase                    0.5%     0.5%     0.5%     0.5%
------------------------------------------------------------
 Current Level
 Monthly Interest Rate       0.5%  0.4167%  0.5833%     0.5%
------------------------------------------------------------
 Current Market Value
 Adjustment Amount       $     0  $ 4,093  $(3,791) $     0
------------------------------------------------------------
 Immediate Installment
 Account Value           $89,524  $93,064  $84,625  $87,858
------------------------------------------------------------
 Access Charge
 Percentage                    6%       6%       6%       6%
------------------------------------------------------------
 Surrender Value         $84,153  $87,480  $79,547  $82,587
------------------------------------------------------------

Example 3

 The third example shows the actual calculation of the Market Value Adjustment for a representative number of Immediate Installments. The total Market Value Adjustment at any time will be the sum of the Market Value Adjustments for all remaining Immediate Installments. The example assumes a Flexible Purchase Payment of $90,525, Immediate Installments of $1,000 per month for 120 months and a level monthly interest rate of 5%. No premium taxes are assumed. The example shows that the present value of the Immediate Installment Account increases because the current Market Value Adjustment factor is less than the level monthly interest rate when the Flexible Purchase Payment was allocated to the Immediate Installment Account.

                                    Level
               Immediate           Monthly   Present
              Installment  Months  Interest  Value at
                Future     Until   Rate at   Purchase
                 Value    Transfer Purchase    Rate
------------------------------------------------------
               $  1,000     118      0.5%   $   557.92
------------------------------------------------------
               $  1,000     117      0.5%   $   560.71
------------------------------------------------------
               $  1,000     116      0.5%   $   563.51
------------------------------------------------------
                    ...     ...      0.5%          ...
------------------------------------------------------
                    ...     ...                    ...
------------------------------------------------------
                            ...                    ...
------------------------------------------------------
               $  1,000       2      0.5%   $   990.07
------------------------------------------------------
               $  1,000       1      0.5%   $   995.02
------------------------------------------------------
               $  1,000       0      0.5%   $ 1,000.00
------------------------------------------------------
Total Prior
 to Transfer   $119,000                     $89,971.44
------------------------------------------------------
Total After
 Transfer      $118,000                     $88,971.44
------------------------------------------------------

              Current   Current
               Level     Market    Current     Present
              Monthly    Value      Market    Value of
              Interest Adjustment   Value     Immediate
                Rate     Factor   Adjustment Installment
--------------------------------------------------------
               0.4167%   .10284   $   56.86  $   614.78
--------------------------------------------------------
               0.4167%   .10192   $   56.64  $   617.34
--------------------------------------------------------
               0.4167%   .10101   $   56.40  $   619.92
--------------------------------------------------------
               0.4167%      ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
               0.4167%   .00166   $    1.64  $   991.71
--------------------------------------------------------
               0.4167%   .00083   $     .83  $   995.85
--------------------------------------------------------
               0.4167%        0   $       0  $ 1,000.00
--------------------------------------------------------
Total Prior
 to Transfer                      $4,093.06  $94,064.50
--------------------------------------------------------
Total After
 Transfer                         $4,093.06  $93,064.50
--------------------------------------------------------

.. The date of valuation and any Market Value Adjustment is one month after the Flexible Purchase Payment. In that first month, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%.

After we calculate the Market Value Adjustment, we determine the Surrender Value. To determine Surrender Value from the Immediate Installment Account, we subtract the appropriate access charge (determined separately for the Immediate Installments of each Flexible Purchase Payment) from the Immediate Installment Account Value.

We calculate the access charge as a percentage of the Immediate Installment Account Value withdrawn. The closer the surrender or partial withdrawal is to the date established for Immediate Installment transfers for that particular Flexible Purchase Payment to end, the lower the amount of the access charge will be. The amount of the access charge is as follows:

      Number of Years
     Remaining on Each
     Flexible Purchase           Access Charge
  Payment Until the Date      (as a percentage of
Established for Installment  Immediate Installment
     Transfers to End       Account Value withdrawn)
----------------------------------------------------
         6 or more                     6%
     5 but less than 6                 5%
     4 but less than 5                 4%
     3 but less than 4                 3%
     2 but less than 3                 2%
     1 but less than 2                 1%
     0 but less than 1                 1%
----------------------------------------------------

The amount payable for a partial withdrawal or surrender from the Immediate Installment Account will be:

   (1) the amount of the partial withdrawal or surrender minus any access charge; minus

   (2) any applicable premium taxes.

Because we take the partial withdrawal proportionally from each future Immediate Installment, the access charge is a weighted average of the access charge for each such installment. This weighted average is:

   (1 minus the ratio of Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value)

The amount payable for a partial withdrawal is therefore the amount of the partial withdrawal multiplied by the ratio of the Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value.

Waiver of Surrender and Access Charges. We will waive all surrender charges and access charges if you surrender your contract and apply your Contract Value (plus or minus any applicable Market Value Adjustment) to one of the following Optional Payment Plans:

   (1) Optional Payment Plan 1 (Life Income with Period Certain);

   (2) Optional Payment Plan 2 (Income for a Fixed Period of 10 or more years);
       or

   (3) Optional Payment Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the plan will be your Contract Value, which includes any applicable Market Value Adjustment, minus any premium tax.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and access charges (as well as any applicable Market Value Adjustment and any applicable premium tax) against your Contract Value. We will apply the Surrender Value to the selected plan. See the "Optional Payment Plans" provision in this prospectus.

Effective April 1, 2012, we will also waive surrender charges and access charges if you are within six months of the Annuity Commencement Date and you take a partial withdrawal or elect to take a full surrender of your contract and receive a lump sum payment. In such a case, you may still be subject to a Market Value Adjustment. If you take a partial withdrawal, you may lose your rights to Guaranteed Minimum Income Payments under the contract. If you take a full surrender, you will lose all rights to Guaranteed Minimum Income Payments under the contract.

You may also surrender your contract on the Annuity Commencement Date (which must be at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to your Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

Deductions from the Variable Account

We deduct from the Subaccount in the Variable Account an amount, computed daily, equal to an effective annual rate of 1.50% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The asset charge reduces the value of Accumulation Units and Annuity Units. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35%.

Deductions for Taxes

We will deduct charges for any premium tax or other tax levied by any governmental entity either from Purchase Payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, Income Payments, and Death Benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. The amount of premium tax assessed depends upon the laws of the state in which you reside. The premium tax generally ranges from 0.0% to 3.5%.

Purchase Payments for the Optional Riders

The cost of the optional riders varies based on the Annuitant's age, gender, and the amount and duration of the Scheduled Purchase Payments. Payments for all optional riders are due with each Scheduled Purchase Payment. See the "Fee Tables" for the maximum charge assessed for the optional riders.

Other Charges and Deductions

The Total Return Fund incurs certain fees and expenses. To pay for these charges, the Total Return Fund makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund.

We assess interest charges at an effective annual rate of 6% on any missed Scheduled Installment. In addition, we also assess interest at an effective annual rate of 6% on any partial withdrawal taken from the Subaccount. This interest is assessed from the date of the partial withdrawal until the date of repayment. See "The Contract" and the "Surrenders and Partial Withdrawals" provisions in this prospectus.

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the "Sales of the Contract" provision in this prospectus.

THE DEATH BENEFIT

Death Benefit Upon Death of an Owner Before the Annuity Commencement Date

If any Owner, other than a spousal Joint Owner (or Annuitant if the Owner is a non-natural person) dies before the Annuity Commencement Date, we will pay a Death Benefit to the Designated Beneficiary.

We calculate the Death Benefit as of the Valuation Day that we receive due proof of death and all required forms at our Home Office. Until we receive due proof of death and all required forms, Immediate Installments will continue to be transferred from the Immediate Installment Account, and Purchase Payments, if received, will continue to be applied to the Immediate Installment Account, Guarantee Account and/or the Subaccount, as appropriate. Further, until we receive complete written settlement instructions from the Designated Beneficiary, values adjusted for transfers will remain in the Variable Account, the Guarantee Account, and the Immediate Installment Account. The Death Benefit therefore will fluctuate with the performance of the Variable Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death) and all required forms, we will process the Death Benefit in accordance with your or your Designated Beneficiary's instructions, subject to distribution rules and termination of contract provision discussed in the contract and elsewhere in this prospectus.

Unless otherwise required to be distributed pursuant to the distribution rules stated below, we will pay Death Benefit proceeds in a lump sum unless you or your Designated Beneficiary elect one of our Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus.

Death Benefit Amount

The Death Benefit equals the greater of:

  . the sum of Purchase Payments received (excluding payments made for any available optional riders) minus partial withdrawals as of the Valuation Day we receive due proof of death and all required forms at our Home Office; and

  . the Contract Value (including any Market Value Adjustment for any amounts withdrawn from the Immediate Installment Account) as of the Valuation Day we receive due proof of death and all required forms at our Home Office.

Required Distributions

In certain circumstances, federal tax law requires that distributions be made under the contract upon the death of:

  .  an Owner or Joint Owner; or

  . the Annuitant or Joint Annuitant, if any Owner is a non-natural person (i.e., an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any Owner (or any Annuitant, if the Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

   (1) Owner or Joint Owner;

   (2) Primary Beneficiary;

   (3) Contingent Beneficiary; or

   (4) Owner's estate.

If there is more than one Designated Beneficiary, we will treat each one separately in applying the distribution rules prescribed by the tax laws as briefly described in the "Distribution Rules" provision below.

We should be notified immediately by telephone or in writing upon the death of an Owner or an Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional Purchase Payments will be accepted (unless the Designated Beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named Designated Beneficiary(ies) and any other information necessary to process applicable proceeds.

Distribution Rules

The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the contract is owned by a non-natural entity). Upon receipt of due proof of death and all required forms, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

  . Spouses -- If the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, except under certain types of Qualified Contracts, we will continue the contract in force with the surviving spouse as the new Owner and as the sole Annuitant. For contracts issued as IRAs (or custodial IRAs), if the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, then the surviving spouse (or the custodian for the benefit of the surviving spouse) may continue the contract. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply. If the Designated Beneficiary is the surviving spouse of the deceased person but not a Joint Annuitant, the rules for non-spouses will apply.

  . Non-Spouses -- If the Designated Beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

     (1) receive the Death Benefit and any interest that has been earned in one lump sum payment upon receipt of due proof of death and all required forms;

     (2) receive the Death Benefit at any time during the five year period following the date of death. See the "Requesting Payments" provision in this prospectus;

     (3) apply the Death Benefit to provide an Income Payment under Optional Payment Plan 1 or Optional Payment Plan 2. The first Income Payment must be made no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy.

If the Designated Beneficiary makes no choice within 30 days following receipt of due proof of death and all required forms at our Home Office, we will pay the Death Benefit at any time during the five year period following the date of death (number (2) above). Due proof of death must be provided within 90 days of the date of death. If due proof of death is not provided within 90 days of the date of death, we will pay the Contract Value as of the Valuation Day of receipt of due proof of death. We will not accept any Purchase Payments after we receive due proof of the non-spouse's death. If the Designated Beneficiary dies before we distribute the entire Death Benefit, we will pay in a lump sum any value remaining to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary's estate.

Under numbers (1) and (2) above, the contract will terminate when we pay the Death Benefit. Under number (3) above, this contract will terminate when we apply the Death Benefit to provide Income Payments.

Within 30 days of the date of receipt of due proof of death and all required forms, a non-spousal Joint Annuitant that is also the surviving Owner may use the proceeds from number (1) above to purchase a contract with current terms and values substantially similar to this contract, as of the date of receipt of due proof of death and all required forms, including but not limited to the Guaranteed Minimum Income Payment, the value in each investment, Scheduled Installments, Scheduled Purchase Payments, surrender and access charges, and the Annuity Commencement Date. Any missed Scheduled Installments will still be due.

Death Benefit After the Annuity Commencement Date

If any Annuitant dies after the Annuity Commencement Date, monthly Income Payments will be made as stated in the section discussing monthly Income Payments. See the "Benefits at Annuity Commencement Date" provision in this prospectus.

BENEFITS AT ANNUITY COMMENCEMENT DATE

You must select an Annuity Commencement Date on your application. In order to receive Guaranteed Minimum Income Payments under this contract, all contract requirements must be met. The Annuity Commencement Date selected at the time of application must be at least 10 years from the date the contract is issued and may not be changed once the contract is issued. The Annuity Commencement Date cannot be any later than the contract anniversary following the Annuitant's 90th birthday (or younger Annuitant's 90th birthday in the case of Joint Annuitants). If your contract was purchased in conjunction with an Annuity Cross Funding Program, your Annuity Commencement Date for this contract and the Funding Annuity must be same. If you change the Annuity Commencement Date under the Funding Annuity Contract, you will no longer be eligible for Guaranteed Minimum Income Payments.

If the sole or last surviving Annuitant is still living on the Annuity Commencement Date and you have met all contractual requirements, we will pay you or your designated payee the monthly Income Payments that are guaranteed not to go below the minimum amount as stated on your contract's Data Pages and as described below beginning on that date unless you elected to receive payment in a lump sum. As provided in your contract, we may adjust the Annuitant(s)' age(s) used to determine the first Annual Variable Annuity Benefit, and we may deduct premium taxes from your payments.

Monthly Income Payments are made under a life Income Payment plan with a period certain of 10, 15, 20, 25, 30, 35, 40, 45, or 50 years. If you do not select a period certain we will use a life Income Payment plan with a 10 year period certain. If the Annuitant dies after the Annuity Commencement Date, AND monthly Income Payments were being made under a life Income Payment plan with a period certain, payments will continue to be made to the named Beneficiary(ies) until the end of the period certain. For instance, if monthly Income Payments are being paid under a life Income Payment plan with a period certain of 20 years and the Annuitant dies in the 10th year of monthly Income Payments, payments will continue to be made to the Annuitant's named Beneficiary(ies) for a period of 10 more years.

We determine your monthly Income Payments when the guarantee is in effect based on the Calculated Level Monthly Benefit. The Calculated Level Monthly Benefit is derived from the Annual Variable Annuity Benefit. The Calculated Level Monthly Benefit is one-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve-month period. The interest rate for each Annuity Year is the rate we declare for a twelve-month certain single purchase payment immediate fixed annuity, as of the Annuity Commencement Date or applicable Annuity Commencement Date Anniversary, for this contract.

The dollar amount of the first Annual Variable Annuity Benefit is a function of:

  .  the amount of your Contract Value on the Annuity Commencement Date; and

  .  the annuity purchase rates shown in your contract.

The annuity purchase rates vary based on the age (and, for certain contracts, gender) of the Annuitant(s) as well as the certain period that was selected. Generally, the longer the life expectancy of the Annuitant(s) or the longer the certain period selected, the smaller the first Annual Variable Annuity Benefit will be. The benefit is calculated by:

   (1) dividing the Contract Value on the Annuity Commencement Date (less any applicable premium tax) by $1,000; and

   (2) multiplying the result by the applicable annuity purchase rate.

This amount is then "applied" to "acquire" Annuity Units. We determine the number of Annuity Units credited to a contract by dividing the dollar amount of the first Annual Variable Annuity Benefit by the Annuity Unit value for the Valuation Period ending on the Annuity Commencement Date or the first Valuation Period ending after the Annuity Commencement Date if the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or the Total Return Fund does not value its shares. The value of your Annuity Units changes daily as a result of the investment performance of the Subaccount.

We determine the dollar amount of each subsequent Annual Variable Annuity Benefit on each anniversary of the Annuity Commencement Date by multiplying the Annuity Unit value for the Valuation Period, or the first Valuation Period ending after the Annuity Commencement Date if the anniversary of the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or on a date when the Total Return Fund does not value its shares by the number of Annuity Units credited to the contract.

The Annuity Unit value equals (a) x (b) where:

   (a) equals the Annuity Unit value for the preceding Valuation Period; and

   (b) equals (i) x (ii) where:

      (i) is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

     (ii) is an assumed discount rate equal to .99990575 raised to a power equal to the number of days in the Valuation Period.

If the Guaranteed Minimum Income Payment does not apply and the net investment return for the Subaccount over an Annuity Year is equal to 3.5% (the interest rate we use in calculating the amount of the Annual Variable Annuity Benefit), the Annual Variable Annuity Benefit for that Annuity Year will equal the benefit for the prior year. To the extent that such net investment return exceeds 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be greater than the benefit for the prior year. To the extent that such net investment return falls short of 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be less than the benefit for the prior year.

Guaranteed Minimum Income Payments

If the Guaranteed Minimum Income Payment is in Effect

If you meet the conditions required under the contract for receipt of Guaranteed Minimum Income Payments (that is, within the time allowed, you paid all your Scheduled Installments and repaid the amount of any withdrawal received from the Subaccount plus interest and your Annuity Commencement Date was at least 10 years from the date the contract was issued), your monthly Income Payments after the Annuity Commencement Date will be at least equal to the Guaranteed Minimum Income Payments.

We will calculate your initial Calculated Level Monthly Benefit as discussed above under the "Benefits at Annuity Commencement Date" provision in this prospectus. If the initial monthly Income Payment is less than the Guaranteed Minimum Income Payment, your initial monthly Income Payment will equal the Guaranteed Minimum Income Payment. If this occurs, we will track the difference in the Adjustment Account that we establish on the Annuity Commencement Date. The value of the Adjustment Account will equal the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is 12 times the Guaranteed Minimum Income Payment minus 12 times the initial Calculated Level Monthly Benefit.

Monthly Income Payments will remain constant for an Annuity Year. At the beginning of each subsequent Annuity Year, we will determine the amount of the monthly Income Payments for that Annuity Year.

For monthly Income Payments after the first Annuity Year, the actual payment is the greater of (a) and (b), where:

   (a) is the subsequent Calculated Level Monthly Income Benefit minus 1/12 of any value in the Adjustment Account as of the date of the last monthly Income Payment; and

   (b) is the Guaranteed Minimum Income Payment.

For subsequent monthly Income Payments after the first Annuity Year, the value of the Adjustment Account will be the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is the value of the Adjustment Account as of the date that we determined the last monthly Income Payment, plus 12 times the actual subsequent monthly Income Payment, minus 12 times the subsequent Calculated Level Monthly Benefit.

In other words, you will not receive any of the Subaccount's gain until the Adjustment Account has been repaid from any future performance of the Subaccount.

The Guaranteed Minimum Income Payment is determined at contract issue and is based on many factors. Individuals with the same factors will receive the same Guaranteed Minimum Income Payment. The factors include ages(s), gender(s), purchase date, Annuity Commencement Date chosen, Scheduled Installments, period certain, mortality, assumed interest rate, state in which the contract is issued, state premium tax (if any), and whether the contract is qualified or non-qualified.

On the Annuity Commencement Date, if any monthly Income Payment would be $100 or less, we reserve the right to reduce the frequency of Income Payments to an interval that would result in each amount being at least $100.

Reduced Guaranteed Minimum Income Payments

For contracts issued as Non-Qualified Contracts participating in the Annuity Cross Funding Program, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided the contract is still in effect as of the Default Date (described below) and you have made all Scheduled Installments for a period of at least 60 months. For Qualified Contracts, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided your contract is still in effect as of the Default Date. The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

The Valuation Day you lose your right to full Guaranteed Minimum Income Payments under the contract is considered the "Default Date." You will lose your right to full Guaranteed Minimum Income Payments under the contract when you:

  . Miss a Scheduled Installment and do not pay that Scheduled Installment within 12 months of the date it was due, plus interest at an effective annual rate of 6% and any applicable monthly billing fees. You may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. See the "Reinstatement" provision in this prospectus; and/or

  . Take any withdrawals from the Subaccount and do not repay the amount withdrawn from the Subaccount within 12 months from the date of the withdrawal, plus interest at an effective annual rate of 6%.

If the due date of any missed payment falls on any date on which the New York Stock Exchange is not open for regular trading or on a date on which the Total Return Fund does not value its shares, the due date will occur on the next Valuation Day.

We will calculate the reduced Guaranteed Minimum Income Payment by taking (a) divided by (b) multiplied by (c), where:

   (a) is the total of Scheduled Installments paid to the Subaccount and not previously withdrawn prior to the Default Date;

   (b) is the total Scheduled Installments that are required to be paid into the Subaccount prior to the Annuity Commencement Date as shown on your contract's Data Pages (this date must be a date at least 10 years from the date the contract is issued); and

   (c) is the Guaranteed Minimum Income Payment (as shown on your contract's Data Pages).

Once the reduced Guaranteed Minimum Income Payment amount has been determined, we will not recalculate it again, even if subsequent Purchase Payments are made. In addition,

  . if partial withdrawals are taken from the Subaccount once the reduced Guaranteed Minimum Income Payment has been determined and you do not repay the partial withdrawals with interest, you will lose your right to Guaranteed Minimum Income Payments;

  . we will not further reduce your Guaranteed Minimum Income Payments as described above;

  . you may not begin Income Payments prior to the Annuity Commencement Date and still receive reduced Guaranteed Minimum Income Payments.

On the Annuity Commencement Date, if any monthly Income Payment would be $100 or less, we reserve the right to reduce the frequency of Income Payments to an interval that would result in each amount being at least $100.

If the Guaranteed Minimum Income Payment is not in Effect

If the Guaranteed Minimum Income Payment is not in effect, you may still receive Income Payments or elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you elect to receive Income Payments, your actual Income Payments will be in the form of an annual variable Income Payment similar to a variable Income Payment described above under the "Benefits at Annuity Commencement Date" provision. There will be no Adjustment Account established.

OPTIONAL PAYMENT PLANS

You may apply your Death Benefit proceeds or your Surrender Value to an Optional Payment Plan. You will lose any Guaranteed Minimum Income Payments if you elect to apply your Surrender Value or Death Proceeds to an Optional Payment Plan. The terms of the Optional Payment Plan elected will then become applicable. If you surrender the contract and select Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years), or Optional Payment Plan 5, the amount applied to the Optional Payment Plan is the Contract Value, which includes any applicable Market Value Adjustment, minus any applicable premium tax. The amount we apply to calculate Income Payments is net of any applicable premium tax.

During the Annuitant's life, and before Income Payments begin, you (or the Designated Beneficiary at your death) can choose an Optional Payment Plan. If you change a Designated Beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Annuitant or Owner, your Designated Beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision in this prospectus.

We will make Income Payments under one of the Optional Payment Plans annually. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or the Annuitant if the Owner is a non-natural person), must conform to the rules outlined in the "Death Benefit" provision.

We may make an age adjustment to determine the amount of the Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

The Optional Payment Plans listed below are available with fixed or variable payments. You must select one or the other; a combination is not permitted.

Fixed Income Payments. We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner's death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

Variable Income Payments. We will transfer proceeds applied to a variable income option to the Subaccount. Your Income Payments, after the first payment, will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any Owner's death or a surrender. We will calculate your variable Income Payments in the manner described above under the "Benefits at Annuity Commencement Date" provision of this prospectus.

The following Optional Payment Plans are available under the contract:

Optional Payment Plans. The contract provides five Optional Payment Plans; all are available on a fixed basis. Optional Payment Plans 1 and 5 are available on a variable basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Guaranteed amounts payable are determined assuming an interest rate of 3.5% compounded yearly. We may increase this rate and the amount of any payment. Following are explanations of the Optional Payment Plans available.

   Optional Payment Plan 1 -- Life Income with Period Certain. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income

   Benefit section of your contract. We determine the guaranteed amounts payable under the plan. The payee selects the designated period. If the payee dies during the minimum period, we may offer to pay the discounted sum of the remaining guaranteed payments in one payment.

   Optional Payment Plan 2 -- Income for a Fixed Period. This option guarantees periodic payments for a fixed period not longer than 30 years. Payments will be made in accordance with the table in your contract. If the payee dies, we may offer to pay the discounted amount of the remaining guaranteed payments in one payment.

   Optional Payment Plan 3 -- Income of a Definite Amount. This option provides for periodic payments of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If we increase the interest rate on amounts payable above the guaranteed rate, we will extend the payment period. If the payee dies, we may offer to pay the amount of the remaining proceeds with earned interest in one payment.

   Optional Payment Plan 4 -- Interest Income. This option provides for periodic payments of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one payment.

   Optional Payment Plan 5 -- Joint Life and Survivor Income. This option provides for us to make periodic payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we may offer to pay the discounted amount of the remaining payments for the 10-year period in one payment to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the contract's Annuity Commencement Date. Variable income payments will begin within 7 days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within 7 days in accordance with the "Surrenders and Partial Withdrawals" provision. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within 7 days, however, some states require us to reserve the right to defer payments from the General Account for up to six months from the date we receive the request for payment.

FEDERAL INCOME TAX MATTERS

Introduction

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances.

This discussion is general in nature and is not intended as tax advice. It does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Non-Qualified Contracts

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings. The federal income tax law does not tax any increase in an Owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Variable Account must be "adequately diversified" in accordance with regulations of the Internal Revenue Service ("IRS"); and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract generally pays tax each year on the annual increase in Contract Value over the annual Purchase Payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner is currently taxed on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural Owner (entity) is taxable on the annual increase in the Contract Value in excess of the Purchase Payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Investments in the Variable Account must be diversified. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of a separate account such as the Variable Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Variable Account are adequately diversified. If the Variable Account fails to comply with these diversification standards, the Owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated under the contract.

Although we do not control the investments of the Total Return Fund, we expect that the Total Return Fund will comply with IRS regulations so that the Variable Account will be considered "adequately diversified."

Age at which Income Payments must begin. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments, of the contract's Purchase Payments paid and earnings. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and full surrender. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will generally pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your Purchase Payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Minimum Income Payment feature of the contract, amounts attributable to the Market Value Adjustment feature, or to benefits under the Disability Benefit Rider Option.

Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

Taxation of Income Payments. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.


Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

If Optional Payment Plan 4 is selected, you will be taxed in the same manner as a full surrender of the contract. Interest credited under Optional Payment Plan 4, whether or not paid, will be included in the current income of the Owner of the contract. This treatment could also apply to Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.


Taxation of Death Benefits. We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or if an Owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract's Annuity Commencement Date.


Before the contract's Annuity Commencement Date.


  . The Death Benefit is taxed in the same manner as Income Payments, if received under an Optional Payment Plan.


  . If not received under an Optional Payment Plan, the Death Benefit is taxed in the same manner as a surrender or a partial withdrawal depending on the manner in which the Death Benefit is paid.

After the contract's Annuity Commencement Date.


  . The Death Benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the Death Benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.


The tax law imposes tax on a Death Benefit received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.


Penalty taxes payable on partial withdrawals, surrender, or Income
Payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:


  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Medicare Tax. Distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.


Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or partial withdrawal that you must include in income. For example:


  . if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or one of its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these special rules are not clear. However, these rules could affect:

  . the amount of a surrender, partial withdrawal or Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.


Tax treatment of benefits provided by rider option. So long as you participate in the Annuity Cross Funding Program, the contract may be issued with certain riders, that provide benefits upon unemployment, disability, or death. These benefits include the waiver of Scheduled Installments relating to entitlement to Guaranteed Minimum Income Payments, and also certain increases in Income Payments that are calculated on the Annuity Commencement Date.

The tax treatment of these benefits is not clear in all instances. For example, while benefits attributable to the Unemployment Benefit Rider Option will be taxable, there is uncertainty regarding the amount and timing of the taxation of benefits under this rider. Benefits from this rider may be treated as taxable at the time Income Payments are received, or they may be treated as taxable upon the Annuity Commencement Date. Any amount treated as taxable upon the Annuity Commencement Date would increase the investment in the contract.

With respect to the Disability Benefit Rider Option and Joint Annuitant Life Benefit Rider Option, a portion of benefits may be excludable from income. There is uncertainty, however, regarding the scope of any available exclusion, as well as the time when any non-excludable benefits would be subject to tax.

We will report to you and to the IRS on Form 1099 that portion of any rider benefits which we believe is subject to tax.


Section 1035 exchanges. Under section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.


If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within 180 days of a partial Section 1035 exchange are strongly advised to consult a tax adviser.

Upon death of a non-spousal Joint Owner, the contract provides the surviving Joint Owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under section 1035.

Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has issued limited guidance on such transactions, including on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and under certain circumstances treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn of the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified plan should obtain advice from a tax adviser.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its Death Benefit, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.


Types of Qualified Contracts. At present, the contract may be used in conjunction with qualified corporate employee pension and profit-sharing plans ("401(a) plans"), including "401(k) plans," and qualified annuity plans ("403(a) plans"). The contract may also be used as or in conjunction with IRAs and Roth IRAs.


  . Traditional Individual Retirement Annuities (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs permit certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

  . 403(b) Plans allow employees of certain tax-exempt organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to a 10% IRS penalty tax. Under recent IRS regulations we are obligated to share information concerning certain contract transactions with the employer sponsoring the 403(b) plan in which the owner is participating and possibly other product providers. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that these transactions comply with applicable tax requirements and to decline requests that are not in compliance.

Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of that type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals and repayments of partial withdrawals permitted under this contract may not qualify as a qualified plan loan.

If this contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the Owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

IRAs and Roth IRAs. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The Code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in this contract comports with IRA qualification requirements. We may, however, endorse the contract to satisfy the IRA or Roth IRA qualification rules and submit the endorsed contract to the IRS for approval as to form. If you purchased the contract with such an endorsement, the accompanying disclosure statement will indicate the status of the endorsement's approval under the IRS IRA Prototype Program.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions.

The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs and 403(b) plans may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit, including that provided by any death benefit rider option, from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs, SEPs or 403(b) plans. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA, SEP or 403(b) plan could disqualify a contract and result in increased taxes to the owner.

It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

Guaranteed Minimum Income Payments. Distributions from Qualified Contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the contract's Guaranteed Minimum Income Payments feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the Owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Minimum Income Payments feature, as well as the optional riders, could increase the amount of the minimum required distribution that must be taken from your contract.

Treatment of Qualified Contracts compared with Non-Qualified
Contracts. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of Purchase Payments and the time at which Purchase Payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of Purchase Payments made to Qualified Contracts;

  . the Code does not allow a deduction for Purchase Payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for Purchase Payments made to a Qualified Contract.

The federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant's compensation.

Under most qualified retirement plans, the participant must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 for Traditional IRAs and SEPs and for other Qualified Contracts, April 1 of the calendar year following the later of the calendar year in which the Owner attains age 70 1/2 or the calendar year in which the employee (except for a 5 percent owner) retires. Roth IRAs do not require any distributions during the Owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

When distributions are to be made for married participants under certain Qualified Contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase Payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you must include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as an employer-sponsored retirement plan, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the Owner reaches age 59 1/2;

  . received on or after the Owner's death or because of the Owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Moving money from one Qualified Contract or qualified plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers.

The IRS has re-examined a longstanding interpretation of the IRA rollover rules. Beginning in 2015, an IRA owner may make only one rollover in a 12 month period to avoid being taxed on distributions received during that period from all of his or her IRAs (including Roth IRAs). The rule does not apply to direct transfers between IRA issuers or custodians. If you have received an IRA distribution and are contemplating making a rollover contribution, you should consult a tax adviser.

If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Direct rollovers. The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

IRA conversions:   If this contract is issued as an IRA, you may convert the
contract to a Roth IRA. If you do so, the fair market value of your contract will be treated as a distribution from your IRA. This fair market value will include the contracts cash value together with the actuarial value of certain benefit guarantees, such as certain death benefits. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations. The methodology followed is similar to that used to determine the actuarial value of such benefit guarantees for required minimum distribution purposes, as described above in the "Treatment of Qualified Contracts compared with Non-Qualified Contracts" section. We will determine and report the fair market value of your contract to you and the Internal Revenue Service to satisfy our reporting obligations using assumptions and calculation methodologies based on our interpretation of the Code. It is possible that, using different assumptions or methodologies, your actual tax liability would be more or less than the income reported by us. You should always consult a tax adviser before you convert an IRA to a Roth IRA.

Disclosure Pursuant to Code and ERISA Requirements. The ongoing fees and expenses of the contract and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Total Return Fund that you will pay indirectly when your assets are allocated to the Total Return Fund, are discussed in the "Fee Tables" provision of the prospectus. More detail concerning the Total Return Fund's fees and expenses is included in its prospectus.

The Company may receive fees from the investment adviser or distributor of the Total Return Fund for certain administrative and other services we provide to you or to the Total Return Fund relating to the allocation of your assets to the Total Return Fund. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees from the Total Return Fund or its distributor for distribution and related services. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Total Return Fund and its adviser and distributor is included in "The Subaccount and the Total Return Fund" provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer is paid a commission and may be paid a separate marketing allowance. The maximum aggregate amount of such compensation is 10.6% of a contract owner's aggregate purchase payments. The broker-dealer firm generally pays a portion of such commission to its representative who assisted you with the purchase, and that amount will vary depending on the broker-dealer and the individual representative. The Company has no agreement with any broker-dealer or any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal, surrender, or Income Payment, we will send you forms that explain the withholding requirements.

See the "Annuity Purchases by Nonresident Aliens and Foreign Corporations" section below for special withholding rules applicable to payees other than U.S. citizens or residents and to payments made overseas.

State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Variable Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Variable Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Variable Account, we may impose a charge against the Variable Account to pay the taxes.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.


The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse Under Federal Law

The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract's death benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers (and beneficiaries) that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Special withholding rules apply to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. We reserve the right to make all payments due to owners or beneficiaries directly to such persons and shall not be obligated to pay any foreign financial institution on behalf of any individual. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Subaccount within 7 days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum Death Benefit proceeds from the Subaccount within 7 days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Day during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds to your designated beneficiary directly in the form of a check. We may also provide your designated beneficiary the option to establish an interest bearing draft account, called the "Secure Access Account," in the amount of the death benefit.

When establishing the Secure Access Account we will send the beneficiary a draft account book within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the Death Benefit payable. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

We require a positive election from the designated beneficiary to establish the Secure Access Account for the designated beneficiary. The Secure Access Account is not available in all states. We may discontinue offering the Secure Access Account at any time, for any reason and without notice.

We will delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

      . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Variable Account's assets is not reasonably practicable);

      . the New York Stock Exchange is closed for other than a regular holiday or weekend;

      .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our Owners.

We reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for a partial withdrawal or surrender for up to 6 months from the date we receive your payment request. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block an Owner's account and thereby refuse any transfers into the Total Return Fund, request for surrenders, partial withdrawals, or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACTS

We have entered into an underwriting agreement with Capital Brokerage Corporation for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230. Capital Brokerage Corporation is not required to sell any specific number or dollar amount of contracts, but will use its best efforts to sell the contracts.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"), (formerly, the NASD, Inc.)

Capital Brokerage Corporation offers the contracts through registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay is 12% of Purchase Payments received.

The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your contract is employed ("selling firms") and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 1.4% of Purchase Payments.

After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 9.6% of Purchase Payments. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm for whom the representative is employed.

All selling firms receive commissions as described above based on the sale and receipt of Purchase Payments in the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a contract is 1.0% of Purchase Payments received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, as well as receive payments from selling firms, for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value, but indirectly through fees and charges imposed under the contracts.

All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract does not vary because of such payments to or from such selling firms. Some contracts, such as this contract, have rider options that have charges that vary based on certain underwriting criteria. Such factors include, but are not limited to: age, gender, and the coverage requested.

Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional cash or non-cash compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus a product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements, which may be referred to as "revenue sharing arrangements," into account when considering and evaluating any recommendation relating to the contracts.


During 2016, 2015 and 2014, $42.6 million, $50.1 million and $52.9 million, respectively, was paid to Capital Brokerage Corporation for new purchase payments received. In 2016, 2015 and 2014, no underwriting commissions were paid to Capital Brokerage Corporation.

LEGAL PROCEEDINGS

We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from the Company, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that we and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. On June 28, 2016, the court granted our motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal on February 6, 2017. We intend to vigorously defend the dismissal of the action.

The West Virginia treasurer's office sued us and one of our affiliates, as well as other life insurers licensed in West Virginia, regarding alleged violations of unclaimed property requirements for West Virginia policies. We elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Additionally, other state regulators have made inquiries on this topic. In particular, we and certain of our affiliates are currently being examined by Delaware's Department of Finance, which has retained a third-party firm, Kelmar, to examine us, certain of our affiliates, and Genworth. There have been other inquiries on this topic from state regulators. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.

At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Separate Account.

Although it is not anticipated that these developments will have a material adverse impact on the Separate Account, on our ability to meet our obligations under the contracts, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.


ADDITIONAL INFORMATION

Owner Questions

The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires that we return your Purchase Payments, the amount of the refund you receive will equal your Contract Value and any rider Purchase Payments received plus any adjustments required by applicable law or regulation on the date we receive the contract plus or minus any applicable Market Value Adjustment, but without reduction for any surrender charge or access charge. If state law requires that we return your Purchase Payments, the amount of the refund will equal the Purchase Payments made less any partial withdrawals you previously made. In certain states, you may have more than 10 days to return the contract for a refund.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender or Survival

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value, including your value in the Subaccount, the Immediate Installment Account and the Guarantee Account. The report also will show Purchase Payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make Purchase Payments, transfers from either the Immediate Installment Account or Guarantee Account to the Subaccount, or take partial withdrawals.

Legal Matters

Certain matters regarding the offering of the securities herein will be passed upon by Michael D. Pappas, internal counsel for the Company (as to Virginia law and United States federal securities law matters).

Opinions may be issued in the future by counsel other than those listed above. The name of such counsel, other than those listed above will be included in a prospectus supplement.

Exemption to File Periodic Reports

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

Unclaimed Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

Where You Can Find More Information

This prospectus, which constitutes part of the registration statement, does not contain all the information set forth in the registration statement. Parts of the registration statement are omitted from this prospectus in accordance with the rules and regulations of the SEC.

The registration statement, including exhibits, contains additional relevant information about us. You can read and copy information we file at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee, by writing the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Our filings are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this prospectus.)

APPENDIX

Annuity Cross Funding Program

The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

What is the Annuity Cross Funding Program? This section of the prospectus describes the Annuity Cross Funding Program; a program which allowed the purchase of a flexible purchase payment variable deferred annuity contract issued by the Company and use it to make payments to this annuity contract. We refer to the program as the "Annuity Cross Funding Program" because you take Systematic Withdrawals from the flexible purchase payment variable deferred annuity (referred to as the "Funding Annuity") to make payments to this contract.

Under the contract offered by this prospectus, the maximum amount that can be allocated to the Subaccount is the Scheduled Installment due on each Monthly Due Date. The Annuity Cross Funding Program is designed to provide you with additional variable investment options in which to allocate assets.

How does the Annuity Cross Funding Program work? The Funding Annuity used in the Annuity Cross Funding Program must be issued on the same date this contract is issued. In addition, the Annuity Commencement Date for the Funding Annuity and the Annuity Commencement Date for this contract must be the same date and not later than the date shown on the contract data page when the contract is issued. You may not change the Annuity Commencement Date on this contract once the contract is issued. However, the terms of the Funding Annuity may allow you to change the Annuity Commencement Date, but, if you change the Annuity Commencement Date on the Funding Annuity after the date the contract is issued, you will lose your right to Guaranteed Minimum Income Payments on this contract because the Annuity Commencement Dates are no longer the same.

Currently the Annuity Cross Funding Program permits you to allocate contract value you have in the Funding Annuity to this contract as follows:

  . to the Subaccount in an amount not more than the Scheduled Installment amount; (you may request that monthly Scheduled Installments be made by a series of automatic monthly transfers); or

  . to the Immediate Installment Account in an amount greater than 6 Scheduled Purchase Payments.

You may not allocate Contract Value from the Funding Annuity to the Guarantee Account of this contract without our prior approval. You may not purchase the optional riders under this contract if you elect to participate in the Annuity Cross Funding Program.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from the Funding Annuity cause the Contract Value in the Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under this contract if Scheduled Purchase Payments are not completed under the terms of this annuity contract. Once you discontinue participation in the Annuity Cross Funding Program, you may not reinstate it.

The actual performance of a Funding Annuity may directly affect the amount of purchase payments that must be allocated to a Funding Annuity in order to make all required Scheduled Installments for this annuity contract. If the Subaccounts of the Funding Annuity in which assets are allocated do not perform as anticipated, it may be necessary to make additional purchase payments to either the Funding Annuity or this annuity so that the right to Guaranteed Minimum Income Payments upon annuitization is not lost.

Funding Annuities are offered by separate prospectuses. Only variable annuity contracts issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program could be purchased as a Funding Annuity. The Funding Annuity is not offered by this prospectus. The Funding Annuity is no longer offered and the Annuity Cross Funding Program is not available for Contracts issued on or after August 17, 2004.

Funding Annuities are variable annuity contracts that may involve investment risk. As with other variable annuity contracts, amounts allocated to variable investment options under the Funding Annuity involve investment risk and you may lose some or all of such amounts, including amounts you may intend to transfer from the Funding Annuity to the Subaccount in the future to satisfy Scheduled Installment requirements. Funding Annuities may not offer guaranteed investment options, and the ability to transfer contract value from the Funding Annuity to the Guarantee Account or Immediate Installment Account under this contract may be subject to restrictions and/or limitations.

Annuity Cross Funding Program -- tax treatment of the annuity contracts. Under an Annuity Cross Funding Program we will treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for federal tax purposes only if this contract and the Funding Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for federal tax purposes may be adversely affected if certain changes are made to either contract after issue. Changing the Annuity Commencement Date for the Funding Annuity once an Annuity Cross Funding Program has begun may have adverse tax consequences, and you should consult a tax adviser before making any such change. In addition, you should carefully consider your ability to make additional purchase payments, if necessary, with respect to the Funding Annuity. Changing the Annuity Commencement Date on the Funding Annuity will also cause you to lose your right to Guaranteed Minimum Income Payments under this contract.

Both contracts must have the same Owner, Joint Owner if any, and Annuitant (as well as Joint Annuitant, if any). The Beneficiaries need not be the same. Changing an Owner, Annuitant, or Beneficiary, if permitted by the contract, may have adverse tax consequences. You should consult a tax adviser before making such a change.

This contract permits you for a limited period to return it for a refund as described under the "Return Privilege" section of this prospectus. Funding Annuities may also provide a return privilege. You may choose to return either the Funding Annuity Contract, this contract, or both contracts in accordance with the applicable return privilege.

Returning either this contract or the Funding Annuity Contract in accordance with the applicable return privilege without also returning the other contract may result in adverse tax consequences and you should consult a tax adviser before returning only one contract.

Transfers from this annuity to the Funding Annuity are not permitted. Transfers may be permitted from the Funding Annuity to this contract. Amounts may be transferred from the Funding Annuity to repay amounts withdrawn from the Subaccount under this contract. Amounts transferred from the Funding Annuity to this annuity are not subject to surrender charges under the Funding Annuity, but amounts surrendered or partially withdrawn from the Funding Annuity may be subject to surrender charges. In addition, while surrender charges applicable to a Funding Annuity may decline over a certain period, amounts transferred from the Funding Annuity to this annuity may be subject to surrender charges and/or a Market Value Adjustment (which may be positive or negative) upon a partial withdrawal or surrender from this annuity. The surrender charge applicable to amounts transferred to this annuity may be higher than those applicable to such amounts had they remained invested in the Funding Annuity; Market Value Adjustments applicable to amounts transferred to the Immediate Installment Account may not have been applicable to such amounts had they remained invested in the Funding Annuity.

If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from the Funding Annuity or this annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. You should be aware that the tax treatment of partial withdrawals or surrenders from either this contract or the Funding Annuity will be affected by partial withdrawals or surrenders, as well as gains or losses with respect to the other contract. You should consult a tax adviser before requesting partial withdrawals or surrenders from this contract or the Funding Annuity while participating in an Annuity Cross Funding Program.

Death Benefits will be calculated and paid separately in accordance with the provisions of this contract or the Funding Annuity as the case may be, and as disclosed in the prospectus for the respective contract.

Income Payments will be calculated and paid in accordance with the provisions of this contract and the Funding Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this contract and the Funding Annuity will be aggregated and treated as one contract for purposes of the tax treatment of such Income Payments. You should consult a tax adviser before requesting Income Payments to start under this contract and/or the Funding Annuity and before commuting any such Income Payments before the payment date for such payment.

This discussion of the Annuity Cross Funding Program does not attempt to address the tax and other treatment of every transaction that could be effected under this contract or a Funding Annuity in connection with an Annuity Cross Funding Program. You should consult a tax adviser before you purchase this contract and/or the Funding Annuity in connection with an Annuity Cross Funding Program.

Taxation of cross funded annuity contracts. You may authorize partial withdrawals from a Funding Annuity to be applied to satisfy the Scheduled Installments into this annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

   (1) this annuity and the Funding Annuity will be aggregated and treated as a single annuity contract for tax purposes;

   (2) amounts transferred from the Funding Annuity to this annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

   (3) if amounts are distributed from either this annuity or the Funding Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this contract and the Funding Annuity; and

   (4) distributions from this annuity and the Funding Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Annuity Commencement Date (provided such date is a date at least 10 years from the date the contracts were issued) will be treated as a non-taxable return of the aggregate investment in this annuity and the Funding Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Funding Annuity has been recovered. After that, all distributions from this annuity and the Funding Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of the Funding Annuity is changed so that this annuity and the Funding Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

TABLE OF CONTENTS

Statement of Additional Information


                                                               Page
The Company................................................... B-3

The Variable Account.......................................... B-4

The Contracts................................................. B-4
   Net Investment Factor...................................... B-4

Termination of Participation Agreement........................ B-4

Calculation of Performance Data............................... B-4
   The Subaccount Investing in the Total Return Fund.......... B-4
   Other Performance Data..................................... B-5

Tax Matters................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company.... B-5
   IRS Required Distributions................................. B-5

General Provisions............................................ B-6
   Using the Contracts as Collateral.......................... B-6
   The Beneficiary............................................ B-6
   Non-Participating.......................................... B-6
   Incontestability........................................... B-6
   Misstatement of Age or Gender.............................. B-6
   Statement of Values........................................ B-6
   Trust as Owner or Beneficiary.............................. B-6
   Written Notice............................................. B-6

Legal Developments Regarding Employment-Related Benefit Plans. B-6

Regulation of Genworth Life and Annuity Insurance Company..... B-7

Experts....................................................... B-7

Financial Statements.......................................... B-7


                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Variable Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Variable Account, Contract Form P1161 3/01, to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City                 State                                    Zip

Signature of Requestor _________________________________________________________
                                                 Date

                    Statement of Additional Information For
        Scheduled Purchase Payment Variable Deferred Annuity Contracts

                                Form P1161 3/01

                                  Issued by:
                  Genworth Life and Annuity Insurance Company
                 Genworth Life & Annuity VA Separate Account 1
                            6610 West Broad Street
                           Richmond, Virginia 23230
                        Telephone Number: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2017, for the Scheduled Purchase Payment Variable Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 1. The terms used in the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative.


The date of this Statement of Additional Information is May 1, 2017.

TABLE OF CONTENTS


The Company................................................... B-3

The Variable Account.......................................... B-4

The Contracts................................................. B-4
   Net Investment Factor...................................... B-4

Termination of Participation Agreement........................ B-4

Calculation of Performance Data............................... B-4
   The Subaccount Investing in the Total Return Fund.......... B-4
   Other Performance Data..................................... B-5

Tax Matters................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company.... B-5
   IRS Required Distributions................................. B-5

General Provisions............................................ B-6
   Using the Contracts as Collateral.......................... B-6
   The Beneficiary............................................ B-6
   Non-Participating.......................................... B-6
   Incontestability........................................... B-6
   Misstatement of Age or Gender.............................. B-6
   Statement of Values........................................ B-6
   Trust as Owner or Beneficiary.............................. B-6
   Written Notice............................................. B-6

Legal Developments Regarding Employment-Related Benefit Plans. B-6

Regulation of Genworth Life and Annuity Insurance Company..... B-7

Experts....................................................... B-7

Financial Statements.......................................... B-7

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. (the "Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the U.S., China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products. We, however, continue to service our existing retained and reinsured blocks of business.

  . Runoff. Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of funding agreements and funding agreements backing notes. Most of our variable annuities include guaranteed minimum death benefits. Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept purchase payments on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.


We also have Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

We do business in all states, except New York, the District of Columbia and Bermuda.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

The Variable Account

In accordance with the board resolution establishing the Variable Account, such Variable Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, managed separate account and/or other portfolios (the " Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to the one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

The Contracts

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The net investment factor of the Subaccount for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the assets of the Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against the Subaccount for taxes; this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge. This factor is shown in your contract.

We will value the Subaccount's assets at fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

Termination of Participation Agreement


The participation agreement pursuant to which the State Street Variable Insurance Series Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Variable Account contains a provision regarding the circumstances in which the agreement may be terminated. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other, unless a shorter time is agreed upon by the parties.


Calculation of Performance Data

From time to time, we may disclose total return and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The calculations of total return and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of Purchase Payments and are generally based on the rules of the state in which you reside.

The Subaccount Investing in the Total Return Fund

Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccount for various periods of time including 1 year, 5 years, and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the Total Return Fund adjusted for the level of the Variable Account and contract charges currently in effect for this contract. Average annual total return will be calculated using Subaccount unit values.

We calculate the unit value for each Valuation Period based on the performance of the Subaccount investing in each class of the Total Return Fund, after deductions for the charges and expenses of the Total Return Fund, the administrative expense charge (deducted daily at an effective annual rate of 0.15% of your assets in the Variable Account), the mortality and expense risk charge (deducted daily at an effective annual rate of 1.35% of your assets in the Variable Account) and $1,968.00 for all of the available rider options.

Total return does not consider the deduction of any premium taxes.

Total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

Past performance is not a guarantee of future results.

The Total Return Fund has provided the price information used to calculate the adjusted historical performance of the Subaccount; we have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of the Total Return Fund performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Total Return Fund performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Federal Income Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Variable Account for Federal income taxes. We will periodically review the question of a charge to the Variable Account for Federal income taxes related to the Variable Account. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Variable Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

   (b) if any Owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that Owner's death; or

      (2) as income payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole Owner of the contract following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent and a Joint Owner, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an Owner for purposes of these rules.

Contracts issued as Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to contracts issued as Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment. The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments. See the "Federal Income Tax Matters" provision of this prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. If you do, any Death Benefit will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you otherwise request.

Non-Participating

The contract is non-participating. No dividends are payable.

Incontestability

We will not contest the contract except as provided in any rider.

Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after the report date. The statement will show Contract Value, Purchase Payments, and charges made during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the Owner at the last known address on file with the Company.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life and Annuity Insurance Company

Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

Experts


The consolidated financial statements of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, and the financial statements of the Subaccounts which comprise the Variable Account as of December 31, 2016 and for the periods indicated, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

Financial Statements

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Variable Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Variable Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Variable Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             Financial Statements

                         Year ended December 31, 2016

    (With Report of Independent Registered Public Accounting Firm Thereon)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Table of Contents

                         Year ended December 31, 2016

                                                                            Page
                                                                            ----
Report of Independent Registered Public Accounting Firm....................  F-1

Statements of Assets and Liabilities.......................................  F-3

Statements of Operations................................................... F-17

Statements of Changes in Net Assets........................................ F-31

Notes to Financial Statements.............................................. F-59

            Report of Independent Registered Public Accounting Firm

The Contract Owners
Genworth Life & Annuity VA Separate Account 1 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 1 (the Separate Account) (comprising the AB Variable Products Series Fund, Inc. -- AB Balanced Wealth Strategy Portfolio -- Class B, AB Global Thematic Growth Portfolio -- Class B, AB Growth and Income Portfolio -- Class B, AB International Value Portfolio -- Class B, AB Large Cap Growth Portfolio -- Class B, AB Small Cap Growth Portfolio -- Class B; AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. American Franchise Fund -- Series I shares, Invesco V.I. American Franchise Fund -- Series II shares, Invesco V.I. Comstock Fund -- Series II shares, Invesco V.I. Core Equity Fund -- Series I shares, Invesco V.I Equity and Income Fund -- Series II shares, Invesco V.I. Global Real Estate Fund -- Series II shares, Invesco V.I Government Securities Fund -- Series I shares, Invesco V.I. International Growth Fund -- Series II shares, Invesco V.I. Managed Volatility Fund -- Series I shares, Invesco V.I. Technology Fund -- Series I shares, Invesco V.I. Value Opportunities Fund -- Series II shares; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund -- Class II; American Century Variable Portfolios, Inc. -- VP Income & Growth Fund -- Class I, VP International Fund -- Class I, VP Ultra(R) Fund -- Class I, VP Value Fund -- Class I; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III Shares, BlackRock Global Allocation V.I. Fund -- Class III Shares, BlackRock Large Cap Growth V.I. Fund -- Class III Shares, BlackRock Value Opportunities V.I. Fund -- Class III Shares; Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2, Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1; Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund -- Class 2, Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1; Deutsche Variable Series I -- Deutsche Capital Growth VIP -- Class B Shares; Deutsche Variable Series II -- Deutsche Large Cap Value VIP -- Class B Shares, Deutsche Small Mid Cap Value VIP -- Class B Shares; Dreyfus -- Dreyfus Investment Portfolios MidCap Stock Portfolio -- Initial Shares, Dreyfus Variable Investment Fund -- Government Money Market Portfolio, The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund; Federated Insurance Series -- Federated High Income Bond Fund II -- Primary Shares, Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares, Federated Managed Tail Risk Fund II -- Primary Shares, Federated Managed Volatility Fund II; Fidelity(R) Variable Insurance Products Fund -- VIP Asset Manager/SM/ Portfolio -- Initial Class, VIP Asset Manager/SM/ Portfolio -- Service Class 2, VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Initial Class, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Dynamic Capital Appreciation Portfolio -- Service Class 2, VIP Equity-Income Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth & Income Portfolio -- Initial Class, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Opportunities Portfolio -- Initial Class, VIP Growth Opportunities Portfolio -- Service Class 2, VIP Growth Portfolio -- Initial Class, VIP Growth Portfolio -- Service Class 2, VIP Investment Grade Bond Portfolio -- Service Class 2, VIP Mid Cap Portfolio -- Initial Class, VIP Mid Cap Portfolio -- Service Class 2, VIP Overseas Portfolio -- Initial Class, VIP Value Strategies Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares, Franklin Income VIP Fund -- Class 2 Shares, Franklin Large Cap Growth VIP Fund -- Class 2 Shares, Franklin Mutual Shares VIP Fund -- Class 2 Shares, Templeton Foreign VIP Fund -- Class 1 Shares, Templeton Foreign VIP Fund -- Class 2 Shares, Templeton Global Bond VIP Fund -- Class 1 Shares, Templeton Growth VIP Fund -- Class 2 Shares; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares, Goldman Sachs Large Cap Value Fund -- Institutional Shares, Goldman Sachs Mid Cap Value -- Institutional Shares; JPMorgan Insurance Trust -- JPMorgan Insurance Trust Core Bond Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1, JPMorgan Insurance Trust Mid Cap Value Portfolio -- Class 1, JPMorgan Insurance Trust Small Cap Core Portfolio -- Class 1, JPMorgan Insurance Trust U.S. Equity Portfolio -- Class 1; Janus Aspen Series -- Balanced Portfolio -- Institutional Shares, Balanced Portfolio -- Service Shares, Enterprise Portfolio -- Institutional Shares, Enterprise Portfolio -- Service Shares, Flexible Bond Portfolio -- Institutional Shares, Forty Portfolio -- Institutional Shares, Forty Portfolio -- Service Shares, Global Research Portfolio -- Institutional Shares, Global Research Portfolio -- Service Shares, Global Technology Portfolio -- Service Shares, Janus Portfolio -- Institutional Shares, Janus Portfolio -- Service Shares, Overseas Portfolio -- Institutional Shares, Overseas Portfolio -- Service Shares; Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Aggressive Growth Portfolio -- Class II, ClearBridge Variable Dividend

Strategy Portfolio -- Class I, ClearBridge Variable Dividend Strategy Portfolio -- Class II, ClearBridge Variable Large Cap Value Portfolio -- Class I; MFS(R) Variable Insurance Trust -- MFS(R) Investors Trust Series -- Service
Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service
Class Shares; MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares, MFS(R) Strategic Income Portfolio -- Service Class Shares; Oppenheimer Variable Account Funds -- Oppenheimer Capital Appreciation Fund/VA -- Non-Service Shares, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Conservative Balanced Fund/VA -- Non-Service Shares, Oppenheimer Conservative Balanced Fund/VA -- Service Shares, Oppenheimer Core Bond Fund/VA -- Non-Service Shares, Oppenheimer Discovery Mid Cap Growth Fund/VA -- Non-Service Shares, Oppenheimer Discovery Mid Cap Growth Fund/VA -- Service Shares, Oppenheimer Global Fund/VA -- Service Shares, Oppenheimer Global Strategic Income Fund/VA -- Non-Service Shares, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares; PIMCO Variable Insurance Trust -- All Asset Portfolio -- Advisor Class Shares, Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares, High Yield Portfolio -- Administrative Class Shares, Long-Term U.S. Government Portfolio -- Administrative Class Shares, Low Duration Portfolio -- Administrative
Class Shares, Total Return Portfolio -- Administrative Class Shares; Rydex Variable Trust -- NASDAQ -- 100(R) Fund; State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares, Income V.I.S. Fund -- Class 1 Shares, Premier Growth Equity V.I.S. Fund -- Class 1 Shares, Real Estate Securities V.I.S. Fund -- Class 1 Shares, S&P 500(R) Index V.I.S. Fund, Small-Cap Equity V.I.S. Fund -- Class 1 Shares, Total Return V.I.S. Fund -- Class 1 Shares, Total Return V.I.S. Fund -- Class 3 Shares, U.S. Equity V.I.S. Fund -- Class 1 Shares; The Alger Portfolios -- Alger Large Cap Growth Portfolio -- Class I-2 Shares, Alger Small Cap Growth Portfolio -- Class I-2 Shares; The Prudential Series Fund -- Jennison 20/20 Focus Portfolio --
Class II Shares, Jennison Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II Shares, SP International Growth Portfolio -- Class II Shares, SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares; Wells Fargo Variable Trust -- Wells Fargo VT Omega Growth Fund -- Class 2) as of December 31, 2016, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate Account 1 as of December 31, 2016, the results of their operations for the year or lesser period then ended, the change in their net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 17, 2017

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                     Statements of Assets and Liabilities

                               December 31, 2016


                                                                    AB Variable Products Series Fund, Inc.
                                             ------------------------------------------------------------------------------------

                                                   AB              AB             AB           AB            AB           AB
                                             Balanced Wealth Global Thematic  Growth and  International  Large Cap    Small Cap
                                                Strategy         Growth         Income        Value        Growth       Growth
                               Consolidated   Portfolio --    Portfolio --   Portfolio -- Portfolio --  Portfolio -- Portfolio --
                                  Total          Class B         Class B       Class B       Class B      Class B      Class B
                              -------------- --------------- --------------- ------------ ------------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............ $5,620,918,811   15,601,544       2,138,056     43,008,097   72,829,348    18,831,182   5,646,171
Dividend receivable..........        908,534           --              --             --           --            --          --
Receivable for units sold....        151,979          716              --             --           --            --          --
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
       Total assets..........  5,621,979,324   15,602,260       2,138,056     43,008,097   72,829,348    18,831,182   5,646,171
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        257,773          775              92          1,820        3,440           791         242
Payable for units
  withdrawn..................      2,425,843           --              28          3,667       11,679        44,031         104
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
       Total liabilities.....      2,683,616          775             120          5,487       15,119        44,822         346
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  5,105,505,900   14,131,465       2,137,936     42,612,326   69,028,660    18,782,361   5,603,072
   Variable annuity
     contract owners in
     the annuitization
     period..................    513,789,808    1,470,020              --        390,284    3,785,569         3,999      42,753
                              --------------   ----------       ---------     ----------   ----------    ----------   ---------
       Net assets............ $5,619,295,708   15,601,485       2,137,936     43,002,610   72,814,229    18,786,360   5,645,825
                              ==============   ==========       =========     ==========   ==========    ==========   =========
Investments in
  securities at cost......... $5,323,960,752   16,667,659       1,782,334     29,915,412   74,013,933    17,695,234   7,735,684
                              ==============   ==========       =========     ==========   ==========    ==========   =========
Shares outstanding...........                   1,497,269          99,352      1,395,008    5,534,145       434,700     472,088
                                               ==========       =========     ==========   ==========    ==========   =========

                                   AIM Variable Insurance Funds
                                (Invesco Variable Insurance Funds)
                              --------------------------------------
                              Invesco V.I. Invesco V.I.
                                American     American   Invesco V.I.
                               Franchise    Franchise     Comstock
                                Fund --      Fund --      Fund --
                                Series I    Series II    Series II
                                 shares       shares       shares
                              ------------ ------------ ------------
Assets:
Investments at fair
  value (note 2b)............  6,856,342    4,636,701    85,084,176
Dividend receivable..........         --           --            --
Receivable for units sold....         40           --            --
                               ---------    ---------    ----------
       Total assets..........  6,856,382    4,636,701    85,084,176
                               ---------    ---------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        293          197         3,912
Payable for units
  withdrawn..................         --           --         4,465
                               ---------    ---------    ----------
       Total liabilities.....        293          197         8,377
                               ---------    ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  6,851,666    4,624,104    81,849,955
   Variable annuity
     contract owners in
     the annuitization
     period..................      4,423       12,400     3,225,844
                               ---------    ---------    ----------
       Net assets............  6,856,089    4,636,504    85,075,799
                               =========    =========    ==========
Investments in
  securities at cost.........  5,107,911    2,665,157    73,372,151
                               =========    =========    ==========
Shares outstanding...........    127,965       89,236     4,569,505
                               =========    =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016




                                                                    AIM Variable Insurance Funds
                                                           (Invesco Variable Insurance Funds) (continued)
                              -------------------------------------------------------------------------------------------
                                           Invesco V.I. Invesco V.I. Invesco V.I. Invesco V.I.  Invesco V.I.
                              Invesco V.I.  Equity and  Global Real   Government  International   Managed    Invesco V.I.
                              Core Equity     Income       Estate     Securities     Growth      Volatility   Technology
                                Fund --      Fund --      Fund --      Fund --       Fund --      Fund --      Fund --
                                Series I    Series II    Series II     Series I     Series II     Series I     Series I
                                 shares       shares       shares       shares       shares        shares       shares
                              ------------ ------------ ------------ ------------ ------------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............ $90,217,279   20,638,198    257,340       4,921      36,781,609        --           --
Dividend receivable..........          --           --         --          --              --        --           --
Receivable for units sold....      38,642           --         --          --              --        --           --
                              -----------   ----------    -------       -----      ----------        --           --
       Total assets..........  90,255,921   20,638,198    257,340       4,921      36,781,609        --           --
                              -----------   ----------    -------       -----      ----------        --           --
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......       4,267        1,067         13          --           1,662        --           --
Payable for units
  withdrawn..................          --        2,210         79           1           6,832        --           --
                              -----------   ----------    -------       -----      ----------        --           --
       Total liabilities.....       4,267        3,277         92           1           8,494        --           --
                              -----------   ----------    -------       -----      ----------        --           --
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  85,409,453   19,884,745    176,372       4,920      35,671,860        --           --
   Variable annuity
     contract owners in
     the annuitization
     period..................   4,842,201      750,176     80,876          --       1,101,255        --           --
                              -----------   ----------    -------       -----      ----------        --           --
       Net assets............ $90,251,654   20,634,921    257,248       4,920      36,773,115        --           --
                              ===========   ==========    =======       =====      ==========        ==           ==
Investments in
  securities at cost......... $91,160,227   18,690,190    257,175       5,121      35,325,599        --           --
                              ===========   ==========    =======       =====      ==========        ==           ==
Shares outstanding...........   2,608,944    1,167,319     16,402         431       1,133,835        --           --
                              ===========   ==========    =======       =====      ==========        ==           ==

                                                 American     American
                                                 Century       Century
                                                 Variable     Variable
                                              Portfolios II, Portfolios,
                                                   Inc.         Inc.
                              --------------  -------------- -----------
                              Invesco V.I.
                                  Value
                              Opportunities    VP Inflation  VP Income &
                                 Fund --        Protection     Growth
                                Series II        Fund --       Fund --
                                 shares          Class II      Class I
                              -------------   -------------- -----------
Assets:
Investments at fair
  value (note 2b)............   5,792,894       42,570,079     740,047
Dividend receivable..........          --               --          --
Receivable for units sold....          --            7,445          --
                                ---------       ----------     -------
       Total assets..........   5,792,894       42,577,524     740,047
                                ---------       ----------     -------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         250            2,011          38
Payable for units
  withdrawn..................         107               --          37
                                ---------       ----------     -------
       Total liabilities.....         357            2,011          75
                                ---------       ----------     -------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   5,778,424       40,262,598     502,113
   Variable annuity
     contract owners in
     the annuitization
     period..................      14,113        2,312,915     237,859
                                ---------       ----------     -------
       Net assets............   5,792,537       42,575,513     739,972
                                =========       ==========     =======
Investments in
  securities at cost.........   6,599,443       44,310,100     685,848
                                =========       ==========     =======
Shares outstanding...........     898,123        4,210,690      79,404
                                =========       ==========     =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016



                                  American Century Variable
                                 Portfolios, Inc. (continued)              BlackRock Variable Series Funds, Inc.
                              ---------------------------------- ----------------------------------------------------------

                                                                                     BlackRock     BlackRock    BlackRock
                                                                    BlackRock         Global       Large Cap      Value
                                   VP                            Basic Value V.I. Allocation V.I. Growth V.I. Opportunities
                              International VP Ultra(R) VP Value     Fund --          Fund --       Fund --   V.I. Fund --
                                 Fund --      Fund --   Fund --     Class III        Class III     Class III    Class III
                                 Class I      Class I   Class I       Shares          Shares        Shares       Shares
                              ------------- ----------- -------- ---------------- --------------- ----------- -------------
Assets:
Investments at fair
  value (note 2b)............   $507,487      45,897     67,217     56,123,268      284,995,034    2,900,225    5,494,111
Dividend receivable..........         --          --         --             --               --           --           --
Receivable for units sold....         --          --         --          2,794               --           --           --
                                --------      ------     ------     ----------      -----------    ---------    ---------
       Total assets..........    507,487      45,897     67,217     56,126,062      284,995,034    2,900,225    5,494,111
                                --------      ------     ------     ----------      -----------    ---------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         25           1          2          2,634           14,327          126          239
Payable for units
  withdrawn..................         54           1          5             --           97,668           10        4,713
                                --------      ------     ------     ----------      -----------    ---------    ---------
       Total liabilities.....         79           2          7          2,634          111,995          136        4,952
                                --------      ------     ------     ----------      -----------    ---------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    387,341      45,895     67,210     53,449,988      263,738,568    2,900,089    5,483,068
   Variable annuity
     contract owners in
     the annuitization
     period..................    120,067          --         --      2,673,440       21,144,471           --        6,091
                                --------      ------     ------     ----------      -----------    ---------    ---------
       Net assets............   $507,408      45,895     67,210     56,123,428      284,883,039    2,900,089    5,489,159
                                ========      ======     ======     ==========      ===========    =========    =========
Investments in
  securities at cost.........   $489,289      35,327     43,891     52,422,661      293,753,123    2,782,898    4,404,147
                                ========      ======     ======     ==========      ===========    =========    =========
Shares outstanding...........     54,161       2,971      6,414      3,721,702       21,316,009      219,050      250,987
                                ========      ======     ======     ==========      ===========    =========    =========

                                                             Columbia
                                Columbia Funds Variable   Funds Variable
                                   Insurance Trust I      Series Trust II
                              --------------------------- ---------------
                                Columbia                     Columbia
                                Variable      Variable       Variable
                              Portfolio --  Portfolio --   Portfolio --
                              International Loomis Sayles     Select
                              Opportunities    Growth      International
                                 Fund --     Fund II --   Equity Fund --
                                 Class 2       Class 1        Class 2
                              ------------- ------------- ---------------
Assets:
Investments at fair
  value (note 2b)............      --            --         15,451,186
Dividend receivable..........      --            --                 --
Receivable for units sold....      --            --                 10
                                   --            --         ----------
       Total assets..........      --            --         15,451,196
                                   --            --         ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......      --            --                668
Payable for units
  withdrawn..................      --            --                 --
                                   --            --         ----------
       Total liabilities.....      --            --                668
                                   --            --         ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................      --            --         15,421,024
   Variable annuity
     contract owners in
     the annuitization
     period..................      --            --             29,504
                                   --            --         ----------
       Net assets............      --            --         15,450,528
                                   ==            ==         ==========
Investments in
  securities at cost.........      --            --         15,892,600
                                   ==            ==         ==========
Shares outstanding...........      --            --          1,234,120
                                   ==            ==         ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                 Columbia
                              Funds Variable      Deutsche
                              Series Trust II     Variable      Deutsche Variable
                                (continued)       Series I          Series II                       Dreyfus
                              --------------- ---------------- ------------------- ------------------------------------------
                                                                                                    Dreyfus
                                                               Deutsche  Deutsche     Dreyfus       Variable    The Dreyfus
                                 Variable     Deutsche Capital   Large   Small Mid   Investment    Investment     Socially
                               Portfolio --        Growth      Cap Value Cap Value   Portfolios     Fund --     Responsible
                               Loomis Sayles       VIP --       VIP --    VIP --    MidCap Stock   Government      Growth
                              Growth Fund --      Class B       Class B   Class B   Portfolio --  Money Market Fund, Inc. --
                                  Class 1          Shares       Shares    Shares   Initial Shares  Portfolio   Initial Shares
                              --------------- ---------------- --------- --------- -------------- ------------ --------------
Assets:
Investments at fair
  value (note 2b)............   $20,590,332        8,167        52,939    20,559      104,104       685,485      5,681,201
Dividend receivable..........            --           --            --        --           --             6             --
Receivable for units sold....            --           --            --        --           --            --             --
                                -----------        -----        ------    ------      -------       -------      ---------
       Total assets..........    20,590,332        8,167        52,939    20,559      104,104       685,491      5,681,201
                                -----------        -----        ------    ------      -------       -------      ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......           883           --             3         1            4            32            240
Payable for units
  withdrawn..................         2,839            1            --         1           --             1             --
                                -----------        -----        ------    ------      -------       -------      ---------
       Total liabilities.....         3,722            1             3         2            4            33            240
                                -----------        -----        ------    ------      -------       -------      ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    20,582,264        8,166        52,936    20,557      104,100       685,458      5,680,961
   Variable annuity
     contract owners in
     the annuitization
     period..................         4,346           --            --        --           --            --             --
                                -----------        -----        ------    ------      -------       -------      ---------
       Net assets............   $20,586,610        8,166        52,936    20,557      104,100       685,458      5,680,961
                                ===========        =====        ======    ======      =======       =======      =========
Investments in
  securities at cost.........   $19,647,727        6,842        50,579    16,728       85,151       685,485      4,792,037
                                ===========        =====        ======    ======      =======       =======      =========
Shares outstanding...........       938,056          307         3,842     1,236        5,182       685,485        150,058
                                ===========        =====        ======    ======      =======       =======      =========


                                Eaton Vance
                               Variable Trust   Federated Insurance Series
                              ---------------- -----------------------------


                                               Federated High
                                                Income Bond   Federated High
                                                 Fund II --    Income Bond
                              VT Floating-Rate    Primary       Fund II --
                                Income Fund        Shares     Service Shares
                              ---------------- -------------- --------------
Assets:
Investments at fair
  value (note 2b)............    44,975,275      12,263,465     14,459,681
Dividend receivable..........       126,306              --             --
Receivable for units sold....            --              --             --
                                 ----------      ----------     ----------
       Total assets..........    45,101,581      12,263,465     14,459,681
                                 ----------      ----------     ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         1,986             488            609
Payable for units
  withdrawn..................        23,717           1,786          1,861
                                 ----------      ----------     ----------
       Total liabilities.....        25,703           2,274          2,470
                                 ----------      ----------     ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    43,844,712      12,248,199     14,414,449
   Variable annuity
     contract owners in
     the annuitization
     period..................     1,231,166          12,992         42,762
                                 ----------      ----------     ----------
       Net assets............    45,075,878      12,261,191     14,457,211
                                 ==========      ==========     ==========
Investments in
  securities at cost.........    44,643,895      12,040,894     14,046,724
                                 ==========      ==========     ==========
Shares outstanding...........     4,856,941       1,792,904      2,123,301
                                 ==========      ==========     ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                               Federated Insurance Series (continued)
                              --------------------------------------- --------------
                                              Federated
                                               Managed
                                Federated     Tail Risk   Federated     VIP Asset
                                 Kaufmann     Fund II --   Managed      Manager/SM
                                Fund II --     Primary    Volatility  /Portfolio --
                              Service Shares    Shares     Fund II    Initial Class
                              --------------  ----------  ----------  --------------
Assets:
Investments at fair
  value (note 2b)............  $17,753,913    5,284,054   5,631,543     44,785,174
Dividend receivable..........           --           --          --             --
Receivable for units sold....           --          133          --             --
                               -----------    ---------   ---------     ----------
       Total assets..........   17,753,913    5,284,187   5,631,543     44,785,174
                               -----------    ---------   ---------     ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......          747          211         223          1,507
Payable for units
  withdrawn..................       39,973           --         105         32,838
                               -----------    ---------   ---------     ----------
       Total liabilities.....       40,720          211         328         34,345
                               -----------    ---------   ---------     ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   17,666,299    5,272,352   5,622,503     44,023,246
   Variable annuity
     contract owners in
     the annuitization
     period..................       46,894       11,624       8,712        727,583
                               -----------    ---------   ---------     ----------
       Net assets............  $17,713,193    5,283,976   5,631,215     44,750,829
                               ===========    =========   =========     ==========
Investments in
  securities at cost.........  $16,122,864    6,396,366   5,620,812     43,625,749
                               ===========    =========   =========     ==========
Shares outstanding...........    1,106,852    1,098,556     591,549      2,930,967
                               ===========    =========   =========     ==========

                                         Fidelity(R) Variable Insurance Products Fund
                              ---------------------------------------------------------------------------------
                                                                                     VIP Dynamic
                               VIP Asset        VIP                         VIP        Capital         VIP
                               Manager/SM     Balanced        VIP      Contrafund(R) Appreciation    Equity-
                              /Portfolio -- Portfolio -- Contrafund(R) Portfolio --  Portfolio --    Income
                                Service       Service    Portfolio --     Service      Service    Portfolio --
                                Class 2       Class 2    Initial Class    Class 2      Class 2    Initial Class
                              ------------  ------------ ------------- ------------- ------------ -------------
Assets:
Investments at fair
  value (note 2b)............  7,543,793     67,007,402   104,531,785   122,023,496   2,372,949    86,532,669
Dividend receivable..........         --             --            --            --          --            --
Receivable for units sold....         --          3,751            --            --          --            --
                               ---------     ----------   -----------   -----------   ---------    ----------
       Total assets..........  7,543,793     67,011,153   104,531,785   122,023,496   2,372,949    86,532,669
                               ---------     ----------   -----------   -----------   ---------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        384          3,429         4,124         5,323         101         3,281
Payable for units
  withdrawn..................        978             --         4,452        80,056      11,119         9,535
                               ---------     ----------   -----------   -----------   ---------    ----------
       Total liabilities.....      1,362          3,429         8,576        85,379      11,220        12,816
                               ---------     ----------   -----------   -----------   ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  7,478,157     63,336,136   104,301,204   120,058,669   2,357,427    86,232,588
   Variable annuity
     contract owners in
     the annuitization
     period..................     64,274      3,671,588       222,005     1,879,448       4,302       287,265
                               ---------     ----------   -----------   -----------   ---------    ----------
       Net assets............  7,542,431     67,007,724   104,523,209   121,938,117   2,361,729    86,519,853
                               =========     ==========   ===========   ===========   =========    ==========
Investments in
  securities at cost.........  7,290,122     63,063,215    83,480,348   102,919,272   2,054,977    83,357,412
                               =========     ==========   ===========   ===========   =========    ==========
Shares outstanding...........    504,264      4,083,327     3,150,446     3,760,354     194,027     3,938,674
                               =========     ==========   ===========   ===========   =========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016



                              ---------------------------------------
                                  VIP                        VIP
                                Equity-         VIP        Growth &
                                 Income      Growth &       Income
                              Portfolio --    Income     Portfolio --
                                Service    Portfolio --    Service
                                Class 2    Initial Class   Class 2
                              ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............ $52,142,428   20,839,310    19,604,672
Dividend receivable..........          --           --            --
Receivable for units sold....          --           --            --
                              -----------   ----------    ----------
       Total assets..........  52,142,428   20,839,310    19,604,672
                              -----------   ----------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......       2,247          820           850
Payable for units
  withdrawn..................      11,309        4,616         1,622
                              -----------   ----------    ----------
       Total liabilities.....      13,556        5,436         2,472
                              -----------   ----------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  52,122,689   20,792,567    19,600,030
   Variable annuity
     contract owners in
     the annuitization
     period..................       6,183       41,307         2,170
                              -----------   ----------    ----------
       Net assets............ $52,128,872   20,833,874    19,602,200
                              ===========   ==========    ==========
Investments in
  securities at cost......... $49,593,368   15,352,662    16,280,260
                              ===========   ==========    ==========
Shares outstanding...........   2,429,750    1,034,209       993,144
                              ===========   ==========    ==========

                              Fidelity(R) Variable Insurance Products Fund (continued)
                              -----------------------------------------------------------------------------------------------
                                                 VIP                                     VIP
                                   VIP         Growth                       VIP       Investment                    VIP
                                 Growth     Opportunities      VIP         Growth     Grade Bond       VIP        Mid Cap
                              Opportunities Portfolio --     Growth     Portfolio -- Portfolio --    Mid Cap    Portfolio --
                              Portfolio --     Service    Portfolio --    Service      Service    Portfolio --    Service
                              Initial Class    Class 2    Initial Class   Class 2      Class 2    Initial Class   Class 2
                              ------------- ------------- ------------- ------------ ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............   8,598,101     4,002,016    53,607,907    15,266,008  137,101,205     10,990     134,322,032
Dividend receivable..........          --            --            --            --           --         --              --
Receivable for units sold....       3,326           645            --            --       30,887         --              --
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
       Total assets..........   8,601,427     4,002,661    53,607,907    15,266,008  137,132,092     10,990     134,322,032
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         344           163         2,001           655        6,486         --           5,905
Payable for units
  withdrawn..................          --            --         1,610        18,929           --         --         122,914
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
       Total liabilities.....         344           163         3,611        19,584        6,486         --         128,819
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   8,562,792     4,002,498    53,436,211    15,218,215  129,600,279     10,990     131,310,369
   Variable annuity
     contract owners in
     the annuitization
     period..................      38,291            --       168,085        28,209    7,525,327         --       2,882,844
                                ---------     ---------    ----------    ----------  -----------     ------     -----------
       Net assets............   8,601,083     4,002,498    53,604,296    15,246,424  137,125,606     10,990     134,193,213
                                =========     =========    ==========    ==========  ===========     ======     ===========
Investments in
  securities at cost.........   6,072,784     3,888,257    35,792,796    11,491,792  141,102,659      9,926     125,419,626
                                =========     =========    ==========    ==========  ===========     ======     ===========
Shares outstanding...........     276,911       130,359       903,859       261,225   11,110,308        323       4,066,668
                                =========     =========    ==========    ==========  ===========     ======     ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                            Fidelity(R) Variable
                           Insurance Products Fund
                                 (continued)
                          ------------------------- --------------------------------
                                           VIP
                              VIP         Value         Franklin
                            Overseas    Strategies      Founding
                          Portfolio -- Portfolio -- Funds Allocation Franklin Income
                            Initial      Service      VIP Fund --      VIP Fund --
                             Class       Class 2     Class 2 Shares  Class 2 Shares
                          ------------ ------------ ---------------- ---------------
Assets:
Investments at fair
 value (note 2b)......... $15,398,529   2,692,991      73,723,519      322,606,671
Dividend receivable......          --          --              --               --
Receivable for units sold       4,998          --              --               --
                          -----------   ---------      ----------      -----------
    Total assets.........  15,403,527   2,692,991      73,723,519      322,606,671
                          -----------   ---------      ----------      -----------
Liabilities:
Accrued expenses payable
 to affiliate (note 4)...         572         112           3,817           17,493
Payable for units
 withdrawn...............          --          94          27,822          185,616
                          -----------   ---------      ----------      -----------
    Total liabilities....         572         206          31,639          203,109
                          -----------   ---------      ----------      -----------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................  15,342,967   2,692,785      63,733,076      297,987,052
 Variable annuity
   contract owners in
   the annuitization
   period................      59,988          --       9,958,804       24,416,510
                          -----------   ---------      ----------      -----------
    Net assets........... $15,402,955   2,692,785      73,691,880      322,403,562
                          ===========   =========      ==========      ===========
Investments in
 securities at cost...... $14,971,245   2,117,743      76,472,918      316,122,885
                          ===========   =========      ==========      ===========
Shares outstanding.......     864,600     169,798      10,412,926       20,975,726
                          ===========   =========      ==========      ===========


                             Franklin Templeton Variable Insurance Products Trust
                          ------------------------------------------------------------------------------------------


                          Franklin Large    Franklin      Templeton      Templeton      Templeton      Templeton
                            Cap Growth   Mutual Shares     Foreign        Foreign      Global Bond       Growth
                           VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --
                          Class 2 Shares Class 2 Shares Class 1 Shares Class 2 Shares Class 1 Shares Class 2 Shares
                          -------------- -------------- -------------- -------------- -------------- --------------
Assets:
Investments at fair
 value (note 2b).........    168,489       16,319,636     7,304,418      1,035,408      6,648,209      8,799,263
Dividend receivable......         --               --            --             --             --             --
Receivable for units sold         --               --            --             --             --             --
                             -------       ----------     ---------      ---------      ---------      ---------
    Total assets.........    168,489       16,319,636     7,304,418      1,035,408      6,648,209      8,799,263
                             -------       ----------     ---------      ---------      ---------      ---------
Liabilities:
Accrued expenses payable
 to affiliate (note 4)...          7              691           287             51            245            373
Payable for units
 withdrawn...............         20            1,414         1,026            418            102            596
                             -------       ----------     ---------      ---------      ---------      ---------
    Total liabilities....         27            2,105         1,313            469            347            969
                             -------       ----------     ---------      ---------      ---------      ---------
Net assets attributable
 to:
 Variable annuity
   contract owners in
   the accumulation
   period................    168,462       16,251,048     7,303,105        755,639      6,632,129      8,626,048
 Variable annuity
   contract owners in
   the annuitization
   period................         --           66,483            --        279,300         15,733        172,246
                             -------       ----------     ---------      ---------      ---------      ---------
    Net assets...........    168,462       16,317,531     7,303,105      1,034,939      6,647,862      8,798,294
                             =======       ==========     =========      =========      =========      =========
Investments in
 securities at cost......    161,751       13,690,525     7,665,644      1,068,959      7,078,537      8,126,618
                             =======       ==========     =========      =========      =========      =========
Shares outstanding.......      9,639          812,731       525,876         76,077        394,552        642,282
                             =======       ==========     =========      =========      =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                                        Goldman Sachs Variable
                                           Insurance Trust                                   JPMorgan Insurance Trust
                              ------------------------------------------ ---------------------------------------------------
                                                Goldman       Goldman                   JPMorgan     JPMorgan     JPMorgan
                                 Goldman         Sachs         Sachs       JPMorgan    Insurance    Insurance    Insurance
                                  Sachs        Large Cap      Mid Cap     Insurance      Trust        Trust        Trust
                                Government       Value         Value        Trust       Intrepid     Mid Cap     Small Cap
                               Money Market     Fund --       Fund --     Core Bond     Mid Cap       Value         Core
                                 Fund --     Institutional Institutional Portfolio -- Portfolio -- Portfolio -- Portfolio --
                              Service Shares    Shares        Shares       Class 1      Class 1      Class 1      Class 1
                              -------------- ------------- ------------- ------------ ------------ ------------ ------------
Assets:
Investments at fair
  value (note 2b)............  $133,343,360    7,464,516    52,063,310    3,766,886     332,165       94,684      231,473
Dividend receivable..........        14,921           --            --           --          --           --           --
Receivable for units sold....            --           --            --          934          13           --           --
                               ------------    ---------    ----------    ---------     -------       ------      -------
       Total assets..........   133,358,281    7,464,516    52,063,310    3,767,820     332,178       94,684      231,473
                               ------------    ---------    ----------    ---------     -------       ------      -------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         5,671          297         2,127          188          17            4           12
Payable for units
  withdrawn..................       377,045           62        99,975           --          --            2          146
                               ------------    ---------    ----------    ---------     -------       ------      -------
       Total liabilities.....       382,716          359       102,102          188          17            6          158
                               ------------    ---------    ----------    ---------     -------       ------      -------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   132,607,184    7,425,293    51,894,381    2,612,833     213,463       94,678      151,029
   Variable annuity
     contract owners in
     the annuitization
     period..................       368,381       38,864        66,827    1,154,799     118,698           --       80,286
                               ------------    ---------    ----------    ---------     -------       ------      -------
       Net assets............  $132,975,565    7,464,157    51,961,208    3,767,632     332,161       94,678      231,315
                               ============    =========    ==========    =========     =======       ======      =======
Investments in
  securities at cost.........  $133,343,360    7,934,168    48,882,060    3,872,731     314,458       58,791      194,745
                               ============    =========    ==========    =========     =======       ======      =======
Shares outstanding...........   133,343,360      734,696     3,207,844      347,499      17,122        8,623       10,292
                               ============    =========    ==========    =========     =======       ======      =======

                                               Janus Aspen Series
                              ---------------------------------------

                                JPMorgan
                               Insurance
                               Trust U.S.    Balanced      Balanced
                                 Equity    Portfolio --  Portfolio --
                              Portfolio -- Institutional   Service
                                Class 1       Shares        Shares
                              ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............  1,195,929    71,787,080   103,554,727
Dividend receivable..........         --            --            --
Receivable for units sold....         --            --            --
                               ---------    ----------   -----------
       Total assets..........  1,195,929    71,787,080   103,554,727
                               ---------    ----------   -----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         61         2,812         5,072
Payable for units
  withdrawn..................         60         1,205        41,163
                               ---------    ----------   -----------
       Total liabilities.....        121         4,017        46,235
                               ---------    ----------   -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    799,713    71,616,453    98,584,524
   Variable annuity
     contract owners in
     the annuitization
     period..................    396,095       166,610     4,923,968
                               ---------    ----------   -----------
       Net assets............  1,195,808    71,783,063   103,508,492
                               =========    ==========   ===========
Investments in
  securities at cost.........    939,380    62,844,913    93,240,124
                               =========    ==========   ===========
Shares outstanding...........     44,261     2,367,648     3,247,248
                               =========    ==========   ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                                                                                  Janus Aspen Series (continued)
                              ----------------------------------------------------------------------------------------------
                                                           Flexible                                  Global        Global
                               Enterprise    Enterprise      Bond          Forty        Forty       Research      Research
                              Portfolio --  Portfolio -- Portfolio --  Portfolio --  Portfolio -- Portfolio --  Portfolio --
                              Institutional   Service    Institutional Institutional   Service    Institutional   Service
                                 Shares        Shares       Shares        Shares        Shares       Shares        Shares
                              ------------- ------------ ------------- ------------- ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............  $45,237,051   4,823,804    14,878,142    32,376,569    37,049,269   40,319,929    3,384,368
Dividend receivable..........           --          --            --            --            --           --           --
Receivable for units sold....           --          --           659           780            --           --           --
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
       Total assets..........   45,237,051   4,823,804    14,878,801    32,377,349    37,049,269   40,319,929    3,384,368
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        1,777         204           575         1,313         1,724        1,543          144
Payable for units
  withdrawn..................        2,189          --            --            --        33,012        1,340          145
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
       Total liabilities.....        3,966         204           575         1,313        34,736        2,883          289
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   45,077,307   4,823,600    14,829,498    32,128,518    35,362,416   40,182,244    3,371,982
   Variable annuity
     contract owners in
     the annuitization
     period..................      155,778          --        48,728       247,518     1,652,117      134,802       12,097
                               -----------   ---------    ----------    ----------    ----------   ----------    ---------
       Net assets............  $45,233,085   4,823,600    14,878,226    32,376,036    37,014,533   40,317,046    3,384,079
                               ===========   =========    ==========    ==========    ==========   ==========    =========
Investments in
  securities at cost.........  $30,316,341   3,403,505    15,599,767    33,036,649    40,932,225   30,266,420    2,459,881
                               ===========   =========    ==========    ==========    ==========   ==========    =========
Shares outstanding...........      763,237      85,802     1,280,391     1,005,796     1,203,289      992,368       84,885
                               ===========   =========    ==========    ==========    ==========   ==========    =========

                              ----------------------------------------
                                 Global
                               Technology      Janus        Janus
                              Portfolio -- Portfolio --  Portfolio --
                                Service    Institutional   Service
                                 Shares       Shares        Shares
                              ------------ ------------- ------------
Assets:
Investments at fair
  value (note 2b)............  5,912,868    40,567,444    3,429,101
Dividend receivable..........         --            --           --
Receivable for units sold....         --            --           --
                               ---------    ----------    ---------
       Total assets..........  5,912,868    40,567,444    3,429,101
                               ---------    ----------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        241         1,580          148
Payable for units
  withdrawn..................     19,493        12,569          255
                               ---------    ----------    ---------
       Total liabilities.....     19,734        14,149          403
                               ---------    ----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  5,893,134    40,429,749    3,426,717
   Variable annuity
     contract owners in
     the annuitization
     period..................         --       123,546        1,981
                               ---------    ----------    ---------
       Net assets............  5,893,134    40,553,295    3,428,698
                               =========    ==========    =========
Investments in
  securities at cost.........  4,345,186    34,833,476    2,886,763
                               =========    ==========    =========
Shares outstanding...........    696,451     1,402,262      121,127
                               =========    ==========    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                                  Janus Aspen Series
                                     (continued)              Legg Mason Partners Variable Equity Trust
                              -------------------------- ---------------------------------------------------
                                                         ClearBridge  ClearBridge  ClearBridge  ClearBridge
                                                           Variable     Variable     Variable     Variable
                                Overseas      Overseas    Aggressive    Dividend     Dividend    Large Cap
                              Portfolio --  Portfolio --    Growth      Strategy     Strategy      Value
                              Institutional   Service    Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                 Shares        Shares      Class II     Class I      Class II     Class I
                              ------------- ------------ ------------ ------------ ------------ ------------
Assets:
Investments at fair
  value (note 2b)............  $21,292,739   2,326,084    7,796,861    4,856,999    8,390,405    15,209,988
Dividend receivable..........           --          --           --           --           --            --
Receivable for units sold....           --          --           --        2,033           --        14,975
                               -----------   ---------    ---------    ---------    ---------    ----------
       Total assets..........   21,292,739   2,326,084    7,796,861    4,859,032    8,390,405    15,224,963
                               -----------   ---------    ---------    ---------    ---------    ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......          849          98          334          195          415           628
Payable for units
  withdrawn..................          793           1       67,098           --        8,794            --
                               -----------   ---------    ---------    ---------    ---------    ----------
       Total liabilities.....        1,642          99       67,432          195        9,209           628
                               -----------   ---------    ---------    ---------    ---------    ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   21,219,388   2,325,985    7,729,429    4,854,327    8,109,303    15,218,177
   Variable annuity
     contract owners in
     the annuitization
     period..................       71,709          --           --        4,510      271,893         6,158
                               -----------   ---------    ---------    ---------    ---------    ----------
       Net assets............  $21,291,097   2,325,985    7,729,429    4,858,837    8,381,196    15,224,335
                               ===========   =========    =========    =========    =========    ==========
Investments in
  securities at cost.........  $32,547,951   2,951,472    7,934,540    3,781,629    7,003,187    13,591,592
                               ===========   =========    =========    =========    =========    ==========
Shares outstanding...........      858,925      97,448      315,152      285,874      492,395       780,800
                               ===========   =========    =========    =========    =========    ==========

                                             MFS(R) Variable Insurance Trust
                              -------------------------------------------------------------

                              MFS(R) Investors  MFS(R) New   MFS(R) Total
                                   Trust         Discovery      Return     MFS(R) Utilities
                                 Series --       Series --     Series --      Series --
                               Service Class   Service Class Service Class  Service Class
                                   Shares         Shares        Shares          Shares
                              ---------------- ------------- ------------- ----------------
Assets:
Investments at fair
  value (note 2b)............    5,380,492      12,373,921    48,185,846      16,795,465
Dividend receivable..........           --              --            --              --
Receivable for units sold....           --              --            --              --
                                 ---------      ----------    ----------      ----------
       Total assets..........    5,380,492      12,373,921    48,185,846      16,795,465
                                 ---------      ----------    ----------      ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......          228             523         2,508             714
Payable for units
  withdrawn..................       71,367          72,386         3,173          22,861
                                 ---------      ----------    ----------      ----------
       Total liabilities.....       71,595          72,909         5,681          23,575
                                 ---------      ----------    ----------      ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................    5,308,897      12,301,012    45,960,103      16,704,339
   Variable annuity
     contract owners in
     the annuitization
     period..................           --              --     2,220,062          67,551
                                 ---------      ----------    ----------      ----------
       Net assets............    5,308,897      12,301,012    48,180,165      16,771,890
                                 =========      ==========    ==========      ==========
Investments in
  securities at cost.........    4,321,378      12,807,951    43,189,967      16,664,428
                                 =========      ==========    ==========      ==========
Shares outstanding...........      212,836         824,379     2,112,488         636,916
                                 =========      ==========    ==========      ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                                     MFS(R) Variable
                                        Insurance
                                         Trust II
                              ------------------------------ -------------------------
                                 MFS(R)
                              Massachusetts                  Oppenheimer  Oppenheimer
                                Investors   MFS(R) Strategic   Capital      Capital
                              Growth Stock       Income      Appreciation Appreciation
                              Portfolio --    Portfolio --    Fund/VA --   Fund/VA --
                              Service Class  Service Class   Non-Service    Service
                                 Shares          Shares         Shares       Shares
                              ------------- ---------------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............  $7,378,482        32,119       27,895,442   4,404,340
Dividend receivable..........          --            --               --          --
Receivable for units sold....         464            --               24          --
                               ----------        ------       ----------   ---------
       Total assets..........   7,378,946        32,119       27,895,466   4,404,340
                               ----------        ------       ----------   ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         320             1            1,071         184
Payable for units
  withdrawn..................          --            --               --      18,634
                               ----------        ------       ----------   ---------
       Total liabilities.....         320             1            1,071      18,818
                               ----------        ------       ----------   ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   7,257,779        32,118       27,745,386   4,385,522
   Variable annuity
     contract owners in
     the annuitization
     period..................     120,847            --          149,009          --
                               ----------        ------       ----------   ---------
       Net assets............  $7,378,626        32,118       27,894,395   4,385,522
                               ==========        ======       ==========   =========
Investments in
  securities at cost.........  $8,334,475        32,361       24,578,142   4,146,358
                               ==========        ======       ==========   =========
Shares outstanding...........     485,107         3,335          576,829      92,276
                               ==========        ======       ==========   =========


                                       Oppenheimer Variable Account Funds
                              ------------------------------------------------------------------------------

                              Oppenheimer  Oppenheimer               Oppenheimer   Oppenheimer
                              Conservative Conservative Oppenheimer Discovery Mid Discovery Mid Oppenheimer
                                Balanced     Balanced    Core Bond   Cap Growth    Cap Growth     Global
                               Fund/VA --   Fund/VA --  Fund/VA --   Fund/VA --    Fund/VA --   Fund/VA --
                              Non-Service    Service    Non-Service  Non-Service     Service      Service
                                 Shares       Shares      Shares       Shares        Shares       Shares
                              ------------ ------------ ----------- ------------- ------------- -----------
Assets:
Investments at fair
  value (note 2b)............  11,158,483   22,013,867  10,455,987   22,243,442     6,611,801   67,010,965
Dividend receivable..........          --           --          --           --            --           --
Receivable for units sold....          --           --          --           --            --           --
                               ----------   ----------  ----------   ----------     ---------   ----------
       Total assets..........  11,158,483   22,013,867  10,455,987   22,243,442     6,611,801   67,010,965
                               ----------   ----------  ----------   ----------     ---------   ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         414        1,160         410          830           281        2,980
Payable for units
  withdrawn..................         117        5,480       2,048          440        61,305       21,004
                               ----------   ----------  ----------   ----------     ---------   ----------
       Total liabilities.....         531        6,640       2,458        1,270        61,586       23,984
                               ----------   ----------  ----------   ----------     ---------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  11,091,512   20,517,009  10,381,752   22,080,402     6,550,215   65,365,900
   Variable annuity
     contract owners in
     the annuitization
     period..................      66,440    1,490,218      71,777      161,770            --    1,621,081
                               ----------   ----------  ----------   ----------     ---------   ----------
       Net assets............  11,157,952   22,007,227  10,453,529   22,242,172     6,550,215   66,986,981
                               ==========   ==========  ==========   ==========     =========   ==========
Investments in
  securities at cost.........  10,639,295   20,072,221  11,541,134   16,658,548     6,546,220   62,231,717
                               ==========   ==========  ==========   ==========     =========   ==========
Shares outstanding...........     750,907    1,500,604   1,363,232      306,173        95,230    1,934,497
                               ==========   ==========  ==========   ==========     =========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016



                               Oppenheimer Variable Account Funds
                                           (continued)
                              ------------------------------------- ----------------------------
                              Oppenheimer                                          Foreign Bond
                                Global                 Oppenheimer                  Portfolio
                               Strategic  Oppenheimer  Main Street                 (U.S. Dollar
                                Income    Main Street   Small Cap     All Asset     Hedged) --
                              Fund/VA --  Fund/VA --  Fund(R)/VA -- Portfolio --  Administrative
                              Non-Service   Service      Service    Advisor Class     Class
                                Shares      Shares       Shares        Shares         Shares
                              ----------- ----------- ------------- ------------- --------------
Assets:
Investments at fair
  value (note 2b)............ $3,800,194  112,278,528  50,598,474     7,488,794     3,123,365
Dividend receivable..........         --           --          --            --         1,034
Receivable for units sold....         --           --          --            --            --
                              ----------  -----------  ----------     ---------     ---------
       Total assets..........  3,800,194  112,278,528  50,598,474     7,488,794     3,124,399
                              ----------  -----------  ----------     ---------     ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        146        5,274       2,301           318           134
Payable for units
  withdrawn..................         23       45,879      21,760           416            --
                              ----------  -----------  ----------     ---------     ---------
       Total liabilities.....        169       51,153      24,061           734           134
                              ----------  -----------  ----------     ---------     ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  3,737,323  106,367,309  48,912,856     7,451,214     3,101,675
   Variable annuity
     contract owners in
     the annuitization
     period..................     62,702    5,860,066   1,661,557        36,846        22,590
                              ----------  -----------  ----------     ---------     ---------
       Net assets............ $3,800,025  112,227,375  50,574,413     7,488,060     3,124,265
                              ==========  ===========  ==========     =========     =========
Investments in
  securities at cost......... $4,163,084   95,326,518  42,519,653     8,018,190     2,951,314
                              ==========  ===========  ==========     =========     =========
Shares outstanding...........    769,270    3,992,835   2,130,462       739,999       283,427
                              ==========  ===========  ==========     =========     =========

                                                                                             Rydex
                                                                                           Variable
                               PIMCO Variable Insurance Trust                                Trust
                              -----------------------------------------------------------------------
                                               Long-Term
                                                  U.S.
                                High Yield     Government    Low Duration   Total Return
                               Portfolio --   Portfolio --   Portfolio --   Portfolio --
                              Administrative Administrative Administrative Administrative
                                  Class          Class          Class          Class       NASDAQ --
                                  Shares         Shares         Shares         Shares     100(R) Fund
                              -------------- -------------- -------------- -------------- -----------
Assets:
Investments at fair
  value (note 2b)............   47,869,728     36,720,554     44,832,803    244,078,711    7,107,584
Dividend receivable..........      219,453         71,830         58,387        416,597           --
Receivable for units sold....           --             --             --             --           --
                                ----------     ----------     ----------    -----------    ---------
       Total assets..........   48,089,181     36,792,384     44,891,190    244,495,308    7,107,584
                                ----------     ----------     ----------    -----------    ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        2,153          1,653          2,071         11,026          304
Payable for units
  withdrawn..................       30,069         10,286         32,248          9,489       41,766
                                ----------     ----------     ----------    -----------    ---------
       Total liabilities.....       32,222         11,939         34,319         20,515       42,070
                                ----------     ----------     ----------    -----------    ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................   46,832,359     35,673,864     43,653,181    236,725,790    7,065,514
   Variable annuity
     contract owners in
     the annuitization
     period..................    1,224,600      1,106,581      1,203,690      7,749,003           --
                                ----------     ----------     ----------    -----------    ---------
       Net assets............   48,056,959     36,780,445     44,856,871    244,474,793    7,065,514
                                ==========     ==========     ==========    ===========    ---------
Investments in
  securities at cost.........   47,363,577     40,564,018     45,484,518    253,873,692    6,858,579
                                ==========     ==========     ==========    ===========    =========
Shares outstanding...........    6,176,739      3,195,871      4,378,203     22,939,728      222,948
                                ==========     ==========     ==========    ===========    =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016



                                                          State Street Variable Insurance Series Funds, Inc.
                              ----------------------------------------------------------------------------------------------
                                                      Premier
                              Core Value              Growth    Real Estate             Small-Cap
                                Equity     Income     Equity    Securities               Equity    Total Return Total Return
                                V.I.S.     V.I.S.     V.I.S.      V.I.S.    S&P 500(R)   V.I.S.       V.I.S.       V.I.S.
                               Fund --     Fund --    Fund --     Fund --     Index      Fund --     Fund --      Fund --
                               Class 1     Class 1    Class 1     Class 1     V.I.S.     Class 1     Class 1      Class 3
                                Shares     Shares     Shares      Shares       Fund      Shares       Shares       Shares
                              ----------- ---------- ---------- ----------- ----------- ---------- ------------ ------------
Assets:
Investments at fair
  value (note 2b)............ $11,685,918 22,053,765 27,776,355 58,932,885  147,532,556 36,664,831 782,838,013  668,270,873
Dividend receivable..........          --         --         --         --           --         --          --           --
Receivable for units sold....          --      6,251         --         --           --      5,579          --           --
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
       Total assets..........  11,685,918 22,060,016 27,776,355 58,932,885  147,532,556 36,670,410 782,838,013  668,270,873
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         498        896      1,164      2,489        6,038      1,551      35,000       35,133
Payable for units
  withdrawn..................      23,474         --      3,170     20,848       71,052         --     251,397       61,834
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
       Total liabilities.....      23,972        896      4,334     23,337       77,090      1,551     286,397       96,967
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  10,846,932 22,033,644 27,628,475 57,809,669  147,130,488 36,626,317 460,359,925  612,089,378
   Variable annuity
     contract owners in
     the annuitization
     period..................     815,014     25,476    143,546  1,099,879      324,978     42,542 322,191,691   56,084,528
                              ----------- ---------- ---------- ----------  ----------- ---------- -----------  -----------
       Net assets............ $11,661,946 22,059,120 27,772,021 58,909,548  147,455,466 36,668,859 782,551,616  668,173,906
                              =========== ========== ========== ==========  =========== ========== ===========  ===========
Investments in
  securities at cost......... $11,410,051 22,503,912 26,493,731 63,317,809  101,257,169 34,211,198 761,924,113  635,467,867
                              =========== ========== ========== ==========  =========== ========== ===========  ===========
Shares outstanding...........   1,176,830  1,939,645    322,681  4,764,178    3,860,088  2,546,169  43,298,563   37,064,386
                              =========== ========== ========== ==========  =========== ========== ===========  ===========

                                           The Alger
                                           Portfolios
                              ------------------------


                              U.S. Equity Alger Large
                                V.I.S.     Cap Growth
                                Fund --   Portfolio --
                                Class 1    Class I-2
                                Shares       Shares
                              ----------- ------------
Assets:
Investments at fair
  value (note 2b)............ 22,938,212   25,240,662
Dividend receivable..........         --           --
Receivable for units sold....         --           --
                              ----------   ----------
       Total assets.......... 22,938,212   25,240,662
                              ----------   ----------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......        959        1,013
Payable for units
  withdrawn..................      1,214          114
                              ----------   ----------
       Total liabilities.....      2,173        1,127
                              ----------   ----------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period.................. 22,204,931   25,142,206
   Variable annuity
     contract owners in
     the annuitization
     period..................    731,108       97,329
                              ----------   ----------
       Net assets............ 22,936,039   25,239,535
                              ==========   ==========
Investments in
  securities at cost......... 20,176,122   22,306,404
                              ==========   ==========
Shares outstanding...........    545,888      479,587
                              ==========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


                               The Alger                                                                           Wells Fargo
                               Portfolios                                                                           Variable
                              (continued)                        The Prudential Series Fund                           Trust
                              ------------ ----------------------------------------------------------------------- -----------
                                             Jennison
                              Alger Small     20/20                    Natural    SP International  SP Prudential  Wells Fargo
                               Cap Growth     Focus       Jennison    Resources        Growth       U.S. Emerging   VT Omega
                              Portfolio -- Portfolio -- Portfolio -- Portfolio --   Portfolio --       Growth        Growth
                               Class I-2     Class II     Class II     Class II       Class II      Portfolio --     Fund --
                                 Shares       Shares       Shares       Shares         Shares      Class II Shares   Class 2
                              ------------ ------------ ------------ ------------ ---------------- --------------- -----------
Assets:
Investments at fair
  value (note 2b)............ $18,672,497   5,491,683    4,311,631    24,836,245       1,216           14,975       2,413,159
Dividend receivable..........          --          --           --            --          --               --              --
Receivable for units sold....          --          --           --        26,880          --               --              --
                              -----------   ---------    ---------    ----------       -----           ------       ---------
       Total assets..........  18,672,497   5,491,683    4,311,631    24,863,125       1,216           14,975       2,413,159
                              -----------   ---------    ---------    ----------       -----           ------       ---------
Liabilities:
Accrued expenses payable
  to affiliate (note 4)......         744         234          182         1,151          --                1             100
Payable for units
  withdrawn..................         187         120       38,701            --           1               --          54,572
                              -----------   ---------    ---------    ----------       -----           ------       ---------
       Total liabilities.....         931         354       38,883         1,151           1                1          54,672
                              -----------   ---------    ---------    ----------       -----           ------       ---------
Net assets attributable
  to:
   Variable annuity
     contract owners in
     the accumulation
     period..................  18,580,308   5,472,732    4,263,099    23,814,217       1,215           14,974       2,358,487
   Variable annuity
     contract owners in
     the annuitization
     period..................      91,258      18,597        9,649     1,047,757          --               --              --
                              -----------   ---------    ---------    ----------       -----           ------       ---------
       Net assets............ $18,671,566   5,491,329    4,272,748    24,861,974       1,215           14,974       2,358,487
                              ===========   =========    =========    ==========       =====           ======       =========
Investments in
  securities at cost......... $24,055,516   3,538,734    3,779,107    26,061,105       1,484            8,368       2,804,142
                              ===========   =========    =========    ==========       =====           ======       =========
Shares outstanding...........     995,336     238,458       98,845       947,948         211            1,309         112,870
                              ===========   =========    =========    ==========       =====           ======       =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Statements of Operations


                                                              AB Variable Products Series Fund, Inc.
                                       -----------------------------------------------------------------------------------

                                             AB              AB             AB           AB            AB           AB
                                       Balanced Wealth Global Thematic  Growth and  International  Large Cap    Small Cap
                                          Strategy         Growth         Income        Value        Growth       Growth
                          Consolidated  Portfolio --    Portfolio --   Portfolio -- Portfolio --  Portfolio -- Portfolio --
                             Total         Class B         Class B       Class B       Class B      Class B      Class B
                          ------------ --------------- --------------- ------------ ------------- ------------ ------------
                                                                                Year ended December 31, 2016
                          -------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $ 97,708,187      282,709             --        349,755       810,226            --          --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   96,394,992      306,692         34,789        656,723     1,132,765       313,278      89,426
                          ------------    ---------       --------      ---------    ----------    ----------   ---------
Net investment income
  (expense)..............    1,313,195      (23,983)       (34,789)      (306,968)     (322,539)     (313,278)    (89,426)
                          ------------    ---------       --------      ---------    ----------    ----------   ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   54,234,970     (395,833)        89,866      2,472,368    (1,101,255)    1,692,984    (585,290)
   Change in unrealized
     appreciation
     (depreciation)......   18,863,129     (371,062)      (129,442)      (997,718)    1,409,451    (3,955,782)   (963,612)
   Capital gain
     distributions.......  200,894,178    1,046,543             --      2,597,168            --     2,232,524   1,841,984
                          ------------    ---------       --------      ---------    ----------    ----------   ---------
Net realized and
  unrealized gain (loss)
  on investments.........  273,992,277      279,648        (39,576)     4,071,818       308,196       (30,274)    293,082
                          ------------    ---------       --------      ---------    ----------    ----------   ---------
Increase (decrease) in
  net assets from
  operations............. $275,305,472      255,665        (74,365)     3,764,850       (14,343)     (343,552)    203,656
                          ============    =========       ========      =========    ==========    ==========   =========

                               AIM Variable Insurance Funds
                            (Invesco Variable Insurance Funds)
                          --------------------------------------
                          Invesco V.I. Invesco V.I.
                            American     American   Invesco V.I.
                           Franchise    Franchise     Comstock
                            Fund --      Fund --      Fund --
                            Series I    Series II    Series II
                             shares       shares       shares
                          ------------ ------------ ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........         --           --     1,106,098
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    107,558       73,776       920,192
                            --------     --------    ----------
Net investment income
  (expense)..............   (107,558)     (73,776)      185,906
                            --------     --------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    266,686      427,212     1,847,323
   Change in unrealized
     appreciation
     (depreciation)......   (764,106)    (763,550)    3,448,031
   Capital gain
     distributions.......    626,182      430,171     6,649,481
                            --------     --------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........    128,762       93,833    11,944,835
                            --------     --------    ----------
Increase (decrease) in
  net assets from
  operations.............     21,204       20,057    12,130,741
                            ========     ========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1




                                                                AIM Variable Insurance Funds
                                                       (Invesco Variable Insurance Funds) (continued)
                          -------------------------------------------------------------------------------------------
                                       Invesco V.I. Invesco V.I. Invesco V.I. Invesco V.I.  Invesco V.I.
                          Invesco V.I.  Equity and  Global Real   Government  International   Managed    Invesco V.I.
                          Core Equity     Income       Estate     Securities     Growth      Volatility   Technology
                            Fund --      Fund --      Fund --      Fund --       Fund --      Fund --      Fund --
                            Series I    Series II    Series II     Series I     Series II     Series I     Series I
                             shares       shares       shares       shares       shares        shares       shares
                          ------------ ------------ ------------ ------------ ------------- ------------ ------------
                                                                              Year ended December 31, 2016
                          -------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   690,247     326,582       3,475         99          438,343         --           --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     833,460     372,829       4,796         36          843,617          4            5
                          -----------   ---------      ------        ---       ----------       ----         ----
Net investment income
  (expense)..............    (143,213)    (46,247)     (1,321)        63         (405,274)        (4)          (5)
                          -----------   ---------      ------        ---       ----------       ----         ----
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     285,867     177,781       7,562         (3)       1,350,521       (399)         313
   Change in unrealized
     appreciation
     (depreciation)......  (2,597,314)  1,629,167      (9,497)       (44)      (2,307,355)       399         (470)
   Capital gain
     distributions.......   6,186,893     631,212       4,713         --               --         --           --
                          -----------   ---------      ------        ---       ----------       ----         ----
Net realized and
  unrealized gain (loss)
  on investments.........   3,875,446   2,438,160       2,778        (47)        (956,834)        --         (157)
                          -----------   ---------      ------        ---       ----------       ----         ----
Increase (decrease) in
  net assets from
  operations............. $ 3,732,233   2,391,913       1,457         16       (1,362,108)        (4)        (162)
                          ===========   =========      ======        ===       ==========       ====         ====

                                           American     American
                                           Century       Century
                                           Variable     Variable
                                        Portfolios II, Portfolios,
                                             Inc.         Inc.
                          ------------- -------------- -----------
                          Invesco V.I.
                              Value
                          Opportunities  VP Inflation  VP Income &
                             Fund --      Protection     Growth
                            Series II      Fund --       Fund --
                             shares        Class II      Class I
                          ------------- -------------- -----------

                          -----------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........       4,110       485,401       8,743
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      84,431       497,523       7,463
                            ---------      --------      ------
Net investment income
  (expense)..............     (80,321)      (12,122)      1,280
                            ---------      --------      ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     (80,879)     (484,696)      4,368
   Change in unrealized
     appreciation
     (depreciation)......    (620,703)       36,365      37,815
   Capital gain
     distributions.......   1,615,589       126,080       1,596
                            ---------      --------      ------
Net realized and
  unrealized gain (loss)
  on investments.........     914,007      (322,251)     43,779
                            ---------      --------      ------
Increase (decrease) in
  net assets from
  operations.............     833,686      (334,373)     45,059
                            =========      ========      ======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                   American Century
                          Variable Portfolios, Inc. (continued)           BlackRock Variable Series Funds, Inc.
                          ------------------------------------- ---------------------------------------------------------

                                                                                    BlackRock     BlackRock    BlackRock
                                                                   BlackRock         Global       Large Cap      Value
                               VP                               Basic Value V.I. Allocation V.I. Growth V.I. Opportunities
                          International  VP Ultra(R)  VP Value      Fund --          Fund --       Fund --   V.I. Fund --
                             Fund --       Fund --    Fund --      Class III        Class III     Class III    Class III
                             Class I       Class I    Class I        Shares          Shares        Shares       Shares
                          -------------  -----------  --------  ---------------- --------------- ----------- -------------

                                                          Year ended December 31, 2016
                          -----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $  6,858           949      1,141        719,263        3,498,817       12,813         7,866
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     10,371         3,089        954        553,725        5,510,387       45,973        83,397
                            --------       -------     ------      ---------       ----------     --------     ---------
Net investment income
  (expense)..............     (3,513)       (2,140)       187        165,538       (2,011,570)     (33,160)      (75,531)
                            --------       -------     ------      ---------       ----------     --------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     19,412       (13,845)     3,357        474,668       (5,051,827)      56,850       189,496
   Change in unrealized
     appreciation
     (depreciation)......    (62,740)        4,486      7,907      4,130,257       12,312,354     (122,261)      763,334
   Capital gain
     distributions.......         --        11,244         --      1,306,429               --      245,115       178,681
                            --------       -------     ------      ---------       ----------     --------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........    (43,328)        1,885     11,264      5,911,354        7,260,527      179,704     1,131,511
                            --------       -------     ------      ---------       ----------     --------     ---------
Increase (decrease) in
  net assets from
  operations.............   $(46,841)         (255)    11,451      6,076,892        5,248,957      146,544     1,055,980
                            ========       =======     ======      =========       ==========     ========     =========

                            Columbia Funds Variable   Columbia Funds Variable
                               Insurance Trust I          Series Trust II
                          --------------------------  -----------------------
                            Columbia                         Columbia
                            Variable      Variable           Variable
                          Portfolio --  Portfolio --       Portfolio --
                          International Loomis Sayles         Select
                          Opportunities    Growth          International
                             Fund --     Fund II --       Equity Fund --
                             Class 2       Class 1            Class 2
                          ------------- ------------- -----------------------
                             Period from January 1     Period from April 29
                               to April 29, 2016       to December 31, 2016
                          --------------------------  -----------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     433,563        52,341            474,993
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     306,613       100,662            297,564
                           ----------    ----------         ----------
Net investment income
  (expense)..............     126,950       (48,321)           177,429
                           ----------    ----------         ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (1,003,374)   (4,549,717)        (2,695,412)
   Change in unrealized
     appreciation
     (depreciation)......  (2,042,221)   (3,543,679)          (441,414)
   Capital gain
     distributions.......          --     8,007,264                 --
                           ----------    ----------         ----------
Net realized and
  unrealized gain (loss)
  on investments.........  (3,045,595)      (86,132)        (3,136,826)
                           ----------    ----------         ----------
Increase (decrease) in
  net assets from
  operations.............  (2,918,645)     (134,453)        (2,959,397)
                           ==========    ==========         ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          Columbia Funds
                          Variable Series     Deutsche          Deutsche
                             Trust II         Variable          Variable
                            (continued)       Series I          Series II                       Dreyfus
                          --------------- ---------------- ------------------  -----------------------------------------
                                                                                                Dreyfus
                             Variable                      Deutsche  Deutsche     Dreyfus       Variable    The Dreyfus
                           Portfolio --   Deutsche Capital   Large   Small Mid   Investment    Investment     Socially
                           Loomis Sayles       Growth      Cap Value Cap Value   Portfolios     Fund --     Responsible
                              Growth           VIP --       VIP --    VIP --    MidCap Stock   Government      Growth
                              Fund --         Class B       Class B   Class B   Portfolio --  Money Market Fund, Inc. --
                              Class 1          Shares       Shares    Shares   Initial Shares  Portfolio   Initial Shares
                          --------------- ---------------- --------- --------- -------------- ------------ --------------
                            Period from
                             April 29
                          to December 31,
                               2016                                                        Year ended December 31, 2016
                          --------------- -------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $       --            41           366        45        1,027           119         79,493
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      209,744           114           946       311        1,417        15,390         89,547
                            ----------          ----        ------     -----       ------       -------       --------
Net investment income
  (expense)..............     (209,744)          (73)         (580)     (266)        (390)      (15,271)       (10,054)
                            ----------          ----        ------     -----       ------       -------       --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      181,780            22           178       369          825            --       (223,308)
   Change in unrealized
     appreciation
     (depreciation)......      942,605          (413)       (5,487)      630        5,522            --        100,230
   Capital gain
     distributions.......           --           659         2,621     2,046        6,818            --        603,980
                            ----------          ----        ------     -----       ------       -------       --------
Net realized and
  unrealized gain (loss)
  on investments.........    1,124,385           268        (2,688)    3,045       13,165            --        480,902
                            ----------          ----        ------     -----       ------       -------       --------
Increase (decrease) in
  net assets from
  operations.............   $  914,641           195        (3,268)    2,779       12,775       (15,271)       470,848
                            ==========          ====        ======     =====       ======       =======       ========


                            Eaton Vance
                           Variable Trust   Federated Insurance Series
                          ---------------- ----------------------------


                                           Federated High
                                            Income Bond   Federated High
                                             Fund II --    Income Bond
                          VT Floating-Rate    Primary       Fund II --
                            Income Fund        Shares     Service Shares
                          ---------------- -------------- --------------




                          ----------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    1,643,767         803,757        891,443
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      757,561         183,057        228,779
                             ---------       ---------      ---------
Net investment income
  (expense)..............      886,206         620,700        662,664
                             ---------       ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     (543,114)       (148,612)       (88,708)
   Change in unrealized
     appreciation
     (depreciation)......    2,942,782       1,060,838      1,206,086
   Capital gain
     distributions.......           --              --             --
                             ---------       ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments.........    2,399,668         912,226      1,117,378
                             ---------       ---------      ---------
Increase (decrease) in
  net assets from
  operations.............    3,285,874       1,532,926      1,780,042
                             =========       =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          Federated Insurance Series (continued)
                          -----------------------------------    -------------
                                           Federated
                                            Managed
                            Federated      Tail Risk  Federated    VIP Asset
                             Kaufmann      Fund II --  Managed    Manager/SM/
                            Fund II --      Primary   Volatility Portfolio --
                          Service Shares     Shares    Fund II   Initial Class
                          --------------   ---------- ---------- -------------
                                                                             Y
                          ----------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $        --       102,804   295,688       665,725
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      282,278        82,769    84,615       566,654
                           -----------      --------   -------    ----------
Net investment income
  (expense)..............     (282,278)       20,035   211,073        99,071
                           -----------      --------   -------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      205,838      (189,455)  (68,905)      130,036
   Change in unrealized
     appreciation
     (depreciation)......   (1,068,348)     (176,114)  186,922    (1,498,574)
   Capital gain
     distributions.......    1,403,864            --        --     2,028,815
                           -----------      --------   -------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........      541,354      (365,569)  118,017       660,277
                           -----------      --------   -------    ----------
Increase (decrease) in
  net assets from
  operations.............  $   259,076      (345,534)  329,090       759,348
                           ===========      ========   =======    ==========

                                      Fidelity(R) Variable Insurance Products Fund
                          --------------------------------------------------------------------------------
                                                                                VIP Dynamic
                           VIP Asset       VIP                         VIP        Capital         VIP
                          Manager/SM/    Balanced        VIP      Contrafund(R) Appreciation    Equity-
                          Portfolio -- Portfolio -- Contrafund(R) Portfolio --  Portfolio --    Income
                            Service      Service    Portfolio --     Service      Service    Portfolio --
                            Class 2      Class 2    Initial Class    Class 2      Class 2    Initial Class
                          ------------ ------------ ------------- ------------- ------------ -------------
                          ear ended December 31, 2016
                          ------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     97,620      785,698       825,887        735,168      16,832     1,860,688
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    154,715    1,259,425     1,516,471      2,713,197      37,024     1,147,207
                            --------    ---------    ----------    -----------    --------    ----------
Net investment income
  (expense)..............    (57,095)    (473,727)     (690,584)    (1,978,029)    (20,192)      713,481
                            --------    ---------    ----------    -----------    --------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     45,982      693,387     3,093,756     16,380,470      29,236      (693,924)
   Change in unrealized
     appreciation
     (depreciation)......   (298,458)   1,170,468    (4,745,020)   (23,896,418)   (104,087)    7,130,949
   Capital gain
     distributions.......    377,030    1,703,430     8,724,390     17,474,342     106,029     5,475,755
                            --------    ---------    ----------    -----------    --------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........    124,554    3,567,285     7,073,126      9,958,394      31,178    11,912,780
                            --------    ---------    ----------    -----------    --------    ----------
Increase (decrease) in
  net assets from
  operations.............     67,459    3,093,558     6,382,542      7,980,365      10,986    12,626,261
                            ========    =========    ==========    ===========    ========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                          ---------------------------------------
                              VIP                        VIP
                            Equity-         VIP        Growth &
                             Income      Growth &       Income
                          Portfolio --    Income     Portfolio --
                            Service    Portfolio --    Service
                            Class 2    Initial Class   Class 2
                          ------------ ------------- ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $ 1,035,734      329,284      285,429
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   1,262,304      284,797      256,036
                          -----------    ---------    ---------
Net investment income
  (expense)..............    (226,570)      44,487       29,393
                          -----------    ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............  (1,235,103)     764,684    1,037,002
   Change in unrealized
     appreciation
     (depreciation)......   5,323,595      636,679      413,515
   Capital gain
     distributions.......   6,568,306    1,240,097      909,366
                          -----------    ---------    ---------
Net realized and
  unrealized gain (loss)
  on investments.........  10,656,798    2,641,460    2,359,883
                          -----------    ---------    ---------
Increase (decrease) in
  net assets from
  operations............. $10,430,228    2,685,947    2,389,276
                          ===========    =========    =========

                          Fidelity(R) Variable Insurance Products Fund (continued)
                          ----------------------------------------------------------------------------------------------
                                             VIP                                     VIP
                               VIP         Growth                       VIP       Investment                    VIP
                             Growth     Opportunities      VIP         Growth     Grade Bond       VIP        Mid Cap
                          Opportunities Portfolio --     Growth     Portfolio -- Portfolio --    Mid Cap    Portfolio --
                          Portfolio --     Service    Portfolio --    Service      Service    Portfolio --    Service
                          Initial Class    Class 2    Initial Class   Class 2      Class 2    Initial Class   Class 2
                          ------------- ------------- ------------- ------------ ------------ ------------- ------------
                                        Year ended December 31, 2016
                          ----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     28,444         13,237        20,801            --   3,073,636          52         401,523
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    132,582        481,468       751,135       259,040   2,327,635          76       1,936,087
                            --------     ----------    ----------    ----------   ---------       -----      ----------
Net investment income
  (expense)..............   (104,138)      (468,231)     (730,334)     (259,040)    746,001         (24)     (1,534,564)
                            --------     ----------    ----------    ----------   ---------       -----      ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    612,573       (329,066)    2,898,714       962,397    (645,378)         (1)       (445,675)
   Change in unrealized
     appreciation
     (depreciation)......   (915,182)    (2,056,659)   (8,223,943)   (3,866,413)  3,050,173         521       6,457,169
   Capital gain
     distributions.......    203,503      1,048,670     5,524,531     2,131,079      62,848         620       7,501,745
                            --------     ----------    ----------    ----------   ---------       -----      ----------
Net realized and
  unrealized gain (loss)
  on investments.........    (99,106)    (1,337,055)      199,302      (772,937)  2,467,643       1,140      13,513,239
                            --------     ----------    ----------    ----------   ---------       -----      ----------
Increase (decrease) in
  net assets from
  operations.............   (203,244)    (1,805,286)     (531,032)   (1,031,977)  3,213,644       1,116      11,978,675
                            ========     ==========    ==========    ==========   =========       =====      ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                            Fidelity(R) Variable
                           Insurance Products Fund
                                 (continued)
                          ------------------------  --------------------------------
                                           VIP
                              VIP         Value         Franklin
                            Overseas    Strategies      Founding
                          Portfolio -- Portfolio -- Funds Allocation Franklin Income
                            Initial      Service      VIP Fund --      VIP Fund --
                             Class       Class 2     Class 2 Shares  Class 2 Shares
                          ------------ ------------ ---------------- ---------------

                          ----------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $   230,004     23,492        2,941,421      16,515,638
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     229,077     41,515        1,427,259       6,522,705
                          -----------    -------       ----------      ----------
Net investment income
  (expense)..............         927    (18,023)       1,514,162       9,992,933
                          -----------    -------       ----------      ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     172,235     87,069       (2,334,725)     (3,089,747)
   Change in unrealized
     appreciation
     (depreciation)......  (1,383,608)   118,628        6,108,152      29,429,386
   Capital gain
     distributions.......      27,260         --        2,489,902              --
                          -----------    -------       ----------      ----------
Net realized and
  unrealized gain (loss)
  on investments.........  (1,184,113)   205,697        6,263,329      26,339,639
                          -----------    -------       ----------      ----------
Increase (decrease) in
  net assets from
  operations............. $(1,183,186)   187,674        7,777,491      36,332,572
                          ===========    =======       ==========      ==========


                             Franklin Templeton Variable Insurance Products Trust
                          ------------------------------------------------------------------------------------------


                          Franklin Large    Franklin      Templeton      Templeton      Templeton      Templeton
                            Cap Growth   Mutual Shares     Foreign        Foreign      Global Bond       Growth
                           VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --
                          Class 2 Shares Class 2 Shares Class 1 Shares Class 2 Shares Class 1 Shares Class 2 Shares
                          -------------- -------------- -------------- -------------- -------------- --------------
                            Year ended December 31, 2016
                          ------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........         --         310,928        150,752        20,605              --       184,157
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      2,927         244,160        101,518        18,863          91,735       137,319
                              ------       ---------       --------       -------        --------       -------
Net investment income
  (expense)..............     (2,927)         66,768         49,234         1,742         (91,735)       46,838
                              ------       ---------       --------       -------        --------       -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      2,417         458,380       (149,538)      (38,598)       (136,826)       51,406
   Change in unrealized
     appreciation
     (depreciation)......     (9,253)        312,273        387,141        75,524         321,035       188,113
   Capital gain
     distributions.......      3,268       1,280,881        118,187        18,455           5,684       354,190
                              ------       ---------       --------       -------        --------       -------
Net realized and
  unrealized gain (loss)
  on investments.........     (3,568)      2,051,534        355,790        55,381         189,893       593,709
                              ------       ---------       --------       -------        --------       -------
Increase (decrease) in
  net assets from
  operations.............     (6,495)      2,118,302        405,024        57,123          98,158       640,547
                              ======       =========       ========       =======        ========       =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Goldman Sachs Variable Insurance Trust                      JPMorgan Insurance Trust
                          ---------------------------------------  ---------------------------------------------------
                            Goldman       Goldman       Goldman                   JPMorgan     JPMorgan     JPMorgan
                             Sachs         Sachs         Sachs       JPMorgan    Insurance    Insurance    Insurance
                           Government    Large Cap      Mid Cap     Insurance      Trust        Trust        Trust
                          Money Market     Value         Value        Trust       Intrepid     Mid Cap     Small Cap
                            Fund --       Fund --       Fund --     Core Bond     Mid Cap       Value         Core
                            Service    Institutional Institutional Portfolio -- Portfolio -- Portfolio -- Portfolio --
                             Shares       Shares        Shares       Class 1      Class 1      Class 1      Class 1
                          ------------ ------------- ------------- ------------ ------------ ------------ ------------
                                                                              Year ended December 31, 2016
                          --------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $    54,716     154,876        600,557      98,641        2,545          837           39
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   2,141,850     109,431        622,814      68,348        6,444        1,623        2,164
                          -----------    --------      ---------     -------      -------       ------       ------
Net investment income
  (expense)..............  (2,087,134)     45,445        (22,257)     30,293       (3,899)        (786)      (2,125)
                          -----------    --------      ---------     -------      -------       ------       ------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............          --    (251,364)       (68,173)    (16,795)      12,079        5,146        4,951
   Change in unrealized
     appreciation
     (depreciation)......          --     817,230      4,736,554      (2,731)     (12,795)       2,246       34,607
   Capital gain
     distributions.......          --      74,358         24,259          --       36,847        5,009          607
                          -----------    --------      ---------     -------      -------       ------       ------
Net realized and
  unrealized gain (loss)
  on investments.........          --     640,224      4,692,640     (19,526)      36,131       12,401       40,165
                          -----------    --------      ---------     -------      -------       ------       ------
Increase (decrease) in
  net assets from
  operations............. $(2,087,134)    685,669      4,670,383      10,767       32,232       11,615       38,040
                          ===========    ========      =========     =======      =======       ======       ======

                                           Janus Aspen Series
                          ------------ -------------------------
                            JPMorgan
                           Insurance
                             Trust
                              U.S.       Balanced      Balanced
                             Equity    Portfolio --  Portfolio --
                          Portfolio -- Institutional   Service
                            Class 1       Shares        Shares
                          ------------ ------------- ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    11,005      1,627,809     2,064,011
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    21,407      1,064,824     1,920,749
                            -------     ----------    ----------
Net investment income
  (expense)..............   (10,402)       562,985       143,262
                            -------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   141,359      1,563,592     2,229,399
   Change in unrealized
     appreciation
     (depreciation)......   (69,312)    (1,147,616)   (1,458,305)
   Capital gain
     distributions.......    39,060      1,090,811     1,512,829
                            -------     ----------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........   111,107      1,506,787     2,283,923
                            -------     ----------    ----------
Increase (decrease) in
  net assets from
  operations.............   100,705      2,069,772     2,427,185
                            =======     ==========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                              Janus Aspen Series (continued)
                          ----------------------------------------------------------------------------------------------
                                                       Flexible                                  Global        Global
                           Enterprise    Enterprise      Bond          Forty        Forty       Research      Research
                          Portfolio --  Portfolio -- Portfolio --  Portfolio --  Portfolio -- Portfolio --  Portfolio --
                          Institutional   Service    Institutional Institutional   Service    Institutional   Service
                             Shares        Shares       Shares        Shares        Shares       Shares        Shares
                          ------------- ------------ ------------- ------------- ------------ ------------- ------------
                                                                               Year ended December 31, 2016
                          ----------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $    65,068      1,121       446,029             --            --      447,990       33,600
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      648,951     71,732       226,664        499,034       782,356      582,634       55,244
                           -----------    -------       -------     ----------    ----------   ----------     --------
Net investment income
  (expense)..............     (583,883)   (70,611)      219,365       (499,034)     (782,356)    (134,644)     (21,644)
                           -----------    -------       -------     ----------    ----------   ----------     --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    2,793,016    183,033       (72,693)       149,583    (1,939,882)   1,476,408      155,191
   Change in unrealized
     appreciation
     (depreciation)......   (1,116,901)   (56,660)       54,178     (4,028,245)   (3,954,748)  (1,175,004)    (128,227)
   Capital gain
     distributions.......    3,561,098    387,369            --      4,527,856     6,920,071           --           --
                           -----------    -------       -------     ----------    ----------   ----------     --------
Net realized and
  unrealized gain (loss)
  on investments.........    5,237,213    513,742       (18,515)       649,194     1,025,441      301,404       26,964
                           -----------    -------       -------     ----------    ----------   ----------     --------
Increase (decrease) in
  net assets from
  operations.............  $ 4,653,330    443,131       200,850        150,160       243,085      166,760        5,320
                           ===========    =======       =======     ==========    ==========   ==========     ========

                          ---------------------------------------
                             Global
                           Technology      Janus        Janus
                          Portfolio -- Portfolio --  Portfolio --
                            Service    Institutional   Service
                             Shares       Shares        Shares
                          ------------ ------------- ------------

                          ---------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     5,314        228,799       13,856
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    83,335        611,216       57,090
                            -------     ----------     --------
Net investment income
  (expense)..............   (78,021)      (382,417)     (43,234)
                            -------     ----------     --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   214,026      1,278,296      130,205
   Change in unrealized
     appreciation
     (depreciation)......   311,594     (4,078,605)    (361,953)
   Capital gain
     distributions.......   205,287      2,637,466      230,278
                            -------     ----------     --------
Net realized and
  unrealized gain (loss)
  on investments.........   730,907       (162,843)      (1,470)
                            -------     ----------     --------
Increase (decrease) in
  net assets from
  operations.............   652,886       (545,260)     (44,704)
                            =======     ==========     ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              Janus Aspen Series
                                 (continued)         Legg Mason Partners Variable Equity Trust
                          -------------------------  -----------------------------------------
                                                     ClearBridge          ClearBridge
                                                       Variable             Variable
                            Overseas      Overseas    Aggressive            Dividend
                          Portfolio --  Portfolio --    Growth              Strategy
                          Institutional   Service    Portfolio --         Portfolio --
                             Shares        Shares      Class II             Class I
                          ------------- ------------ ------------         ------------
                                                                                  Year ended D
                          --------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $ 1,018,080     122,637        31,851             73,163
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...      318,570      40,608       164,695             69,261
                           -----------    --------    ----------            -------
Net investment income
  (expense)..............      699,510      82,029      (132,844)             3,902
                           -----------    --------    ----------            -------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (1,625,403)   (252,135)   (2,191,325)           285,945
   Change in unrealized
     appreciation
     (depreciation)......   (1,774,392)   (231,935)      905,002            301,111
   Capital gain
     distributions.......      677,839      85,617       407,496                 --
                           -----------    --------    ----------            -------
Net realized and
  unrealized gain (loss)
  on investments.........   (2,721,956)   (398,453)     (878,827)           587,056
                           -----------    --------    ----------            -------
Increase (decrease) in
  net assets from
  operations.............  $(2,022,446)   (316,424)   (1,011,671)           590,958
                           ===========    ========    ==========            =======

                                                    MFS(R) Variable Insurance Trust
                          ------------------------- -----------------------------   ------------------------------
                          ClearBridge  ClearBridge
                            Variable     Variable   MFS(R) Investors   MFS(R) New   MFS(R) Total
                            Dividend    Large Cap        Trust          Discovery      Return     MFS(R) Utilities
                            Strategy      Value        Series --        Series --     Series --      Series --
                          Portfolio -- Portfolio --  Service Class    Service Class Service Class  Service Class
                            Class II     Class I         Shares          Shares        Shares          Shares
                          ------------ ------------ ----------------  ------------- ------------- ----------------
                          ecember 31, 2016
                          ----------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   110,118       223,507         30,642              --      1,290,802        669,411
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...   123,559       227,197         84,104         190,969        907,300        302,567
                            -------     ---------       --------        --------      ---------      ---------
Net investment income
  (expense)..............   (13,441)       (3,690)       (53,462)       (190,969)       383,502        366,844
                            -------     ---------       --------        --------      ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   349,762      (513,013)       215,218        (316,065)     1,655,255        307,230
   Change in unrealized
     appreciation
     (depreciation)......   375,470     1,676,323       (415,337)        706,160       (569,702)       914,355
   Capital gain
     distributions.......        --       303,108        597,647         594,759      1,593,507        425,160
                            -------     ---------       --------        --------      ---------      ---------
Net realized and
  unrealized gain (loss)
  on investments.........   725,232     1,466,418        397,528         984,854      2,679,060      1,646,745
                            -------     ---------       --------        --------      ---------      ---------
Increase (decrease) in
  net assets from
  operations.............   711,791     1,462,728        344,066         793,885      3,062,562      2,013,589
                            =======     =========       ========        ========      =========      =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 MFS(R) Variable
                                Insurance Trust II
                          -----------------------------  ------------
                             MFS(R)
                          Massachusetts                  Oppenheimer
                            Investors   MFS(R) Strategic   Capital
                          Growth Stock       Income      Appreciation
                          Portfolio --    Portfolio --    Fund/VA --
                          Service Class  Service Class   Non-Service
                             Shares          Shares         Shares
                          ------------- ---------------- ------------

                          -------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........   $  29,099          915           119,396
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     117,433          448           406,904
                            ---------        -----        ----------
Net investment income
  (expense)..............     (88,334)         467          (287,508)
                            ---------        -----        ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    (119,635)         (30)          755,026
   Change in unrealized
     appreciation
     (depreciation)......    (370,071)       1,562        (4,780,905)
   Capital gain
     distributions.......     880,331           --         3,025,154
                            ---------        -----        ----------
Net realized and
  unrealized gain (loss)
  on investments.........     390,625        1,532        (1,000,725)
                            ---------        -----        ----------
Increase (decrease) in
  net assets from
  operations.............   $ 302,291        1,999        (1,288,233)
                            =========        =====        ==========

                                                Oppenheimer Variable Account Funds
                          ------------------------------------------------------------------------------------------

                          Oppenheimer  Oppenheimer  Oppenheimer               Oppenheimer   Oppenheimer
                            Capital    Conservative Conservative Oppenheimer Discovery Mid Discovery Mid Oppenheimer
                          Appreciation   Balanced     Balanced    Core Bond   Cap Growth    Cap Growth     Global
                           Fund/VA --   Fund/VA --   Fund/VA --  Fund/VA --   Fund/VA --    Fund/VA --   Fund/VA --
                            Service    Non-Service    Service    Non-Service  Non-Service     Service      Service
                             Shares       Shares       Shares      Shares       Shares        Shares       Shares
                          ------------ ------------ ------------ ----------- ------------- ------------- -----------
                                    Year ended December 31, 2016
                          ------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........      5,586     269,859      486,194      412,528            --           --       693,344
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     76,622     153,245      430,704      160,782       319,538      103,566     1,298,178
                            --------     -------      -------     --------    ----------     --------    ----------
Net investment income
  (expense)..............    (71,036)    116,614       55,490      251,746      (319,538)    (103,566)     (604,834)
                            --------     -------      -------     --------    ----------     --------    ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    159,748      94,810      650,307     (267,573)    1,195,889       45,194     1,115,606
   Change in unrealized
     appreciation
     (depreciation)......   (832,250)    219,468      (38,453)     229,844    (2,538,535)    (482,678)   (9,810,199)
   Capital gain
     distributions.......    510,556          --           --           --     1,838,508      555,590     6,147,424
                            --------     -------      -------     --------    ----------     --------    ----------
Net realized and
  unrealized gain (loss)
  on investments.........   (161,946)    314,278      611,854      (37,729)      495,862      118,106    (2,547,169)
                            --------     -------      -------     --------    ----------     --------    ----------
Increase (decrease) in
  net assets from
  operations.............   (232,982)    430,892      667,344      214,017       176,324       14,540    (3,152,003)
                            ========     =======      =======     ========    ==========     ========    ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                           Oppenheimer Variable Account Funds
                                       (continued)
                          ------------------------------------  -------------
                          Oppenheimer
                            Global                 Oppenheimer
                           Strategic  Oppenheimer  Main Street
                            Income    Main Street   Small Cap     All Asset
                          Fund/VA --  Fund/VA --  Fund(R)/VA -- Portfolio --
                          Non-Service   Service      Service    Advisor Class
                            Shares      Shares       Shares        Shares
                          ----------- ----------- ------------- -------------

                          ---------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........  $202,938      695,929      143,497       203,964
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    56,352    1,650,355      891,793       138,483
                           --------   ----------    ---------     ---------
Net investment income
  (expense)..............   146,586     (954,426)    (748,296)       65,481
                           --------   ----------    ---------     ---------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............   (92,397)   4,926,044    1,843,069      (572,433)
   Change in unrealized
     appreciation
     (depreciation)......   148,225   (5,092,562)   4,636,999     1,155,002
   Capital gain
     distributions.......        --    9,706,992    2,209,013            --
                           --------   ----------    ---------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........    55,828    9,540,474    8,689,081       582,569
                           --------   ----------    ---------     ---------
Increase (decrease) in
  net assets from
  operations.............  $202,414    8,586,048    7,940,785       648,050
                           ========   ==========    =========     =========

                                                                                                        Rydex
                                                                                                      Variable
                                          PIMCO Variable Insurance Trust                                Trust
                          -------------------------------------------------------------------------- -----------
                           Foreign Bond                   Long-Term
                            Portfolio                        U.S.
                           (U.S. Dollar    High Yield     Government    Low Duration   Total Return
                            Hedged) --    Portfolio --   Portfolio --   Portfolio --   Portfolio --
                          Administrative Administrative Administrative Administrative Administrative
                              Class          Class          Class          Class          Class       NASDAQ --
                              Shares         Shares         Shares         Shares         Shares     100(R) Fund
                          -------------- -------------- -------------- -------------- -------------- -----------
                              Year ended December 31, 2016
                          --------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     46,765        3,438,940        557,605       922,288       5,594,687          --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...     52,068        1,090,414        459,965     1,047,246       4,410,428      83,605
                             -------       ----------     ----------     ---------      ----------    --------
Net investment income
  (expense)..............     (5,303)       2,348,526         97,640      (124,958)      1,184,259     (83,605)
                             -------       ----------     ----------     ---------      ----------    --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     32,157       (1,548,108)        66,863      (908,100)     (3,007,743)   (403,097)
   Change in unrealized
     appreciation
     (depreciation)......    123,172        6,370,760     (3,486,410)      925,396       5,523,054    (928,057)
   Capital gain
     distributions.......     11,619               --             --            --              --     551,622
                             -------       ----------     ----------     ---------      ----------    --------
Net realized and
  unrealized gain (loss)
  on investments.........    166,948        4,822,652     (3,419,547)       17,296       2,515,311    (779,532)
                             -------       ----------     ----------     ---------      ----------    --------
Increase (decrease) in
  net assets from
  operations.............    161,645        7,171,178     (3,321,907)     (107,662)      3,699,570    (863,137)
                             =======       ==========     ==========     =========      ==========    ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                     State Street Variable Insurance Series Funds, Inc.
                          --------------------------------------------------------------------------------------------
                                                Premier
                          Core Value            Growth    Real Estate             Small-Cap
                            Equity    Income    Equity    Securities               Equity    Total Return Total Return
                            V.I.S.    V.I.S.    V.I.S.      V.I.S.    S&P 500(R)   V.I.S.       V.I.S.       V.I.S.
                           Fund --    Fund --   Fund --     Fund --     Index      Fund --     Fund --      Fund --
                           Class 1    Class 1   Class 1     Class 1     V.I.S.     Class 1     Class 1      Class 3
                            Shares    Shares    Shares      Shares       Fund      Shares       Shares       Shares
                          ----------  ------- ----------  ----------- ----------  ---------  ------------ ------------
                                                                      Year ended December 31, 2016
                          --------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends........... $  124,996  409,682    139,715   1,420,000   2,687,419         --   14,562,322   10,759,057
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    184,504  350,755    434,339     960,423   2,132,971    496,289   12,675,545   13,591,316
                          ----------  ------- ----------  ----------  ----------  ---------   ----------   ----------
Net investment income
  (expense)..............    (59,508)  58,927   (294,624)    459,577     554,448   (496,289)   1,886,777   (2,832,259)
                          ----------  ------- ----------  ----------  ----------  ---------   ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............     23,844      148    517,216     806,374   8,978,009   (223,416)  12,636,315   13,264,421
   Change in unrealized
     appreciation
     (depreciation)......    574,015  326,185 (2,905,133) (4,236,414) (1,082,181) 5,440,624    5,708,442    4,931,225
   Capital gain
     distributions.......    460,808       --  2,870,461   6,576,157   5,178,688  1,694,573   14,483,739   12,472,686
                          ----------  ------- ----------  ----------  ----------  ---------   ----------   ----------
Net realized and
  unrealized gain (loss)
  on investments.........  1,058,667  326,333    482,544   3,146,117  13,074,516  6,911,781   32,828,496   30,668,332
                          ----------  ------- ----------  ----------  ----------  ---------   ----------   ----------
Increase (decrease) in
  net assets from
  operations............. $  999,159  385,260    187,920   3,605,694  13,628,964  6,415,492   34,715,273   27,836,073
                          ==========  ======= ==========  ==========  ==========  =========   ==========   ==========

                                       The Alger
                                       Portfolios
                          ----------- ------------


                          U.S. Equity Alger Large
                            V.I.S.     Cap Growth
                            Fund --   Portfolio --
                            Class 1    Class I-2
                            Shares       Shares
                          ----------- ------------

                          ------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........    268,741          --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...    362,415     383,117
                           ---------    --------
Net investment income
  (expense)..............    (93,674)   (383,117)
                           ---------    --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............    755,416     396,818
   Change in unrealized
     appreciation
     (depreciation)......   (859,993)   (900,538)
   Capital gain
     distributions.......  1,812,974      92,553
                           ---------    --------
Net realized and
  unrealized gain (loss)
  on investments.........  1,708,397    (411,167)
                           ---------    --------
Increase (decrease) in
  net assets from
  operations.............  1,614,723    (794,284)
                           =========    ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               The Alger                                                                            Wells Fargo
                              Portfolios                                                                             Variable
                              (continued)                          The Prudential Series Fund                          Trust
                          ------------------- --------------------------------------------------------------------  -----------
                                                Jennison                                              SP Prudential
                                                 20/20                    Natural                     U.S. Emerging Wells Fargo
                                                 Focus       Jennison    Resources   SP International    Growth      VT Omega
                            Alger Small Cap   Portfolio -- Portfolio -- Portfolio --      Growth      Portfolio --    Growth
                          Growth Portfolio --   Class II     Class II     Class II     Portfolio --     Class II      Fund --
                           Class I-2 Shares      Shares       Shares       Shares    Class II Shares     Shares       Class 2
                          ------------------- ------------ ------------ ------------ ---------------- ------------- -----------
                                                              Year ended December 31, 2016
                          ----------------------------------------------------------------------------------------------------
Investment income and
  expense:
   Income -- Ordinary
     dividends...........     $        --             --           --            --          --             --             --
   Mortality and expense
     risk and
     administrative
     charges (note 4a)...         259,316         86,529       70,226       380,840          24            230         39,727
                              -----------       --------     --------    ----------        ----           ----       --------
Net investment income
  (expense)..............        (259,316)       (86,529)     (70,226)     (380,840)        (24)          (230)       (39,727)
                              -----------       --------     --------    ----------        ----           ----       --------
Net realized and
  unrealized gain (loss)
  on investments:
   Net realized gain
     (loss)..............      (1,060,481)       340,009      139,182    (2,925,203)       (137)           257       (134,422)
   Change in unrealized
     appreciation
     (depreciation)......        (628,221)      (301,026)    (395,198)    8,592,546          60            297        (34,840)
   Capital gain
     distributions.......       2,590,269             --           --            --          --             --        148,883
                              -----------       --------     --------    ----------        ----           ----       --------
Net realized and
  unrealized gain (loss)
  on investments.........         901,567         38,983     (256,016)    5,667,343         (77)           554        (20,379)
                              -----------       --------     --------    ----------        ----           ----       --------
Increase (decrease) in
  net assets from
  operations.............     $   642,251        (47,546)    (326,242)    5,286,503        (101)           324        (60,106)
                              ===========       ========     ========    ==========        ====           ====       ========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      Statements of Changes in Net Assets





                                   Consolidated Total
                             ------------------------------

                             -------------------------------
                                  2016            2015
                             --------------  --------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    1,313,195       7,502,627
 Net realized gain
   (loss) on investments....     54,234,970     157,756,279
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     18,863,129    (639,144,117)
 Capital gain
   distribution.............    200,894,178     313,747,070
                             --------------  --------------
    Increase (decrease)
     in net assets from
     operations.............    275,305,472    (160,138,141)
                             --------------  --------------
From capital
 transactions (note 4):
 Net premiums...............     22,659,769      32,475,365
 Death benefits.............    (94,460,876)   (119,448,443)
 Surrenders.................   (628,993,686)   (785,539,755)
 Administrative expenses....    (23,752,181)    (25,583,695)
 Transfers between
   subaccounts
   (including fixed
   account), net............     (7,948,356)     51,505,447
                             --------------  --------------
    Increase (decrease)
     in net assets from
     capital transactions...   (732,495,330)   (846,591,081)
                             --------------  --------------
Increase (decrease) in
 net assets.................   (457,189,858) (1,006,729,222)
Net assets at beginning
 of year....................  6,076,485,566   7,083,214,788
                             --------------  --------------
Net assets at end of year... $5,619,295,708   6,076,485,566
                             ==============  ==============
Change in units (note 5):
 Units purchased............
 Units redeemed.............

 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....

                                                        AB Variable Products Series Fund, Inc.
                             --------------------------------------------------------------------------------------------
                               AB Balanced Wealth     AB Global Thematic        AB Growth and         AB International
                              Strategy Portfolio --   Growth Portfolio --    Income Portfolio --     Value Portfolio --
                                     Class B                Class B                Class B                 Class B
                             ----------------------  --------------------  ----------------------  ----------------------
                                                 Year ended December 31,
                             ---------------------------------------------------------------------------------------------
                                2016        2015        2016       2015       2016        2015        2016        2015
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    (23,983)     27,756    (34,789)   (44,314)   (306,968)   (181,561)   (322,539)    334,545
 Net realized gain
   (loss) on investments....   (395,833)    172,373     89,866    197,433   2,472,368   2,919,664  (1,101,255)    168,471
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (371,062) (1,824,949)  (129,442)   (91,639)   (997,718) (2,793,732)  1,409,451  (1,001,167)
 Capital gain
   distribution.............  1,046,543   1,560,725         --         --   2,597,168          --          --          --
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    255,665     (64,095)   (74,365)    61,480   3,764,850     (55,629)    (14,343)   (498,151)
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     95,581      21,670      1,699      4,029      29,937     (12,028)    172,012     352,773
 Death benefits.............       (592)    (48,882)        --      1,467    (341,838)   (248,181)   (124,449)   (101,366)
 Surrenders................. (1,862,779) (2,044,072)  (175,612)  (274,899) (4,947,035) (5,201,133) (7,023,627) (7,196,605)
 Administrative expenses....   (115,170)   (117,878)   (10,634)   (12,729)    (97,472)   (104,531)   (512,727)   (438,590)
 Transfers between
   subaccounts
   (including fixed
   account), net............  1,019,688    (315,144)  (225,897)  (195,442)   (518,603) (2,106,235) 18,191,033  11,623,562
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (863,272) (2,504,306)  (410,444)  (477,574) (5,875,011) (7,672,108) 10,702,242   4,239,774
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (607,607) (2,568,401)  (484,809)  (416,094) (2,110,161) (7,727,737) 10,687,899   3,741,623
Net assets at beginning
 of year.................... 16,209,092  18,777,493  2,622,745  3,038,839  45,112,771  52,840,508  62,126,330  58,384,707
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
Net assets at end of year... 15,601,485  16,209,092  2,137,936  2,622,745  43,002,610  45,112,771  72,814,229  62,126,330
                             ==========  ==========  =========  =========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............    719,974     102,743      7,799     16,418     118,806      46,322   5,082,632   2,876,038
 Units redeemed.............   (805,429)   (319,736)   (34,922)   (46,482)   (414,494)   (447,777) (3,031,196) (2,373,622)
                             ----------  ----------  ---------  ---------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....    (85,455)   (216,993)   (27,123)   (30,064)   (295,688)   (401,455)  2,051,436     502,416
                             ==========  ==========  =========  =========  ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                           AB Variable Products                AIM Variable Insurance Funds
                                       Series Fund, Inc. (continued)           (Invesco Variable Insurance Funds)
                             ------------------------------------------------  ---------------------------------
                                   AB Large Cap             AB Small Cap       Invesco V.I. American
                               Growth Portfolio --      Growth Portfolio --      Franchise Fund --
                                     Class B                  Class B             Series I shares
                             -----------------------  -----------------------  ---------------------------------
                                                                            Year ended December 31,
                             ------------------------------------------------------------------------------------
                                 2016        2015        2016         2015        2016              2015
                             -----------  ----------  ----------  -----------     ---------         ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (313,278)   (329,773)    (89,426)    (311,865)  (107,558)         (123,305)
 Net realized gain
   (loss) on investments....   1,692,984     932,185    (585,290)    (172,608)   266,686           372,618
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,955,782)   (791,830)   (963,612)     153,871   (764,106)          (19,925)
 Capital gain
   distribution.............   2,232,524   1,942,480   1,841,984    2,092,418    626,182            41,617
                             -----------  ----------  ----------  -----------     ---------         ---------
    Increase (decrease)
     in net assets from
     operations.............    (343,552)  1,753,062     203,656    1,761,816     21,204           271,005
                             -----------  ----------  ----------  -----------     ---------         ---------
From capital
 transactions (note 4):
 Net premiums...............     347,988     251,820      83,097      911,040      1,440             2,945
 Death benefits.............     (29,277)    (78,796)     (4,851)    (369,994)   (40,388)          (75,276)
 Surrenders.................  (1,456,973) (1,608,031)   (683,814)  (1,747,666)  (546,756)         (687,477)
 Administrative expenses....     (77,776)    (79,222)    (25,022)    (112,860)   (17,601)          (20,936)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (7,731,017) 14,989,171    (492,954) (31,372,531)  (138,928)         (204,337)
                             -----------  ----------  ----------  -----------     ---------         ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (8,947,055) 13,474,942  (1,123,544) (32,692,011)  (742,233)         (985,081)
                             -----------  ----------  ----------  -----------     ---------         ---------
Increase (decrease) in
 net assets.................  (9,290,607) 15,228,004    (919,888) (30,930,195)  (721,029)         (714,076)
Net assets at beginning
 of year....................  28,076,967  12,848,963   6,565,713   37,495,908  7,577,118         8,291,194
                             -----------  ----------  ----------  -----------     ---------         ---------
Net assets at end of year... $18,786,360  28,076,967   5,645,825    6,565,713  6,856,089         7,577,118
                             ===========  ==========  ==========  ===========     =========         =========
Change in units (note 5):
 Units purchased............     572,410   1,180,450      36,823      107,121      7,428             2,726
 Units redeemed.............  (1,379,050)   (199,609)   (105,179)  (2,011,898)   (60,139)          (70,931)
                             -----------  ----------  ----------  -----------     ---------         ---------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....    (806,640)    980,841     (68,356)  (1,904,777)   (52,711)          (68,205)
                             ===========  ==========  ==========  ===========     =========         =========


                             ---------------------------------------------
                             Invesco V.I. American      Invesco V.I.
                               Franchise Fund --      Comstock Fund --
                               Series II shares       Series II shares
                             --------------------  ----------------------

                             ---------------------------------------------
                                2016       2015       2016        2015
                             ---------  ---------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (73,776)   (86,351)    185,906       7,262
 Net realized gain
   (loss) on investments....   427,212    567,833   1,847,323   2,651,288
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (763,550)  (328,012)  3,448,031  (5,409,892)
 Capital gain
   distribution.............   430,171     29,455   6,649,481      91,353
                             ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    20,057    182,925  12,130,741  (2,659,989)
                             ---------  ---------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     1,142      1,540     119,310      72,393
 Death benefits.............    (5,219)   (21,019)   (151,430)    (48,534)
 Surrenders.................  (477,482)  (842,529) (5,155,723) (4,080,581)
 Administrative expenses....   (15,668)   (19,332)   (358,473)   (141,160)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (101,814)   (46,519) 48,396,620  (2,355,120)
                             ---------  ---------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (599,041)  (927,859) 42,850,304  (6,553,002)
                             ---------  ---------  ----------  ----------
Increase (decrease) in
 net assets.................  (578,984)  (744,934) 54,981,045  (9,212,991)
Net assets at beginning
 of year.................... 5,215,488  5,960,422  30,094,754  39,307,745
                             ---------  ---------  ----------  ----------
Net assets at end of year... 4,636,504  5,215,488  85,075,799  30,094,754
                             =========  =========  ==========  ==========
Change in units (note 5):
 Units purchased............    11,538      3,747   4,228,220      55,640
 Units redeemed.............   (42,374)   (50,560) (1,027,056)   (373,255)
                             ---------  ---------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....   (30,836)   (46,813)  3,201,164    (317,615)
                             =========  =========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                              --------------------------------------------------------------------------- -----------------------
                                 Invesco V.I. Core         Invesco V.I. Equity and    Invesco V.I. Global Invesco V.I. Government
                                   Equity Fund --              Income Fund --         Real Estate Fund -- Securities Fund --
                                  Series I shares             Series II shares        Series II shares    Series I shares
                              ---------------------------  -------------------------  ------------------  ----------------------
                                                                       Year ended December 31,
                              ---------------------------------------------------------------------------------------------------
                                  2016          2015          2016          2015        2016      2015     2016        2015
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (143,213)      (63,538)      (46,247)       82,944    (1,321)    4,622      63          63
   Net realized gain
     (loss) on
     investments.............     285,867       423,110       177,781       680,253     7,562     8,778      (3)        (25)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........  (2,597,314)   (2,183,238)    1,629,167    (3,678,025)   (9,497)  (22,432)    (44)        (62)
   Capital gain
     distribution............   6,186,893       990,295       631,212     1,964,705     4,713        --      --          --
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
       Increase
         (decrease) in
         net assets from
         operations..........   3,732,233      (833,371)    2,391,913      (950,123)    1,457    (9,032)     16         (24)
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
From capital
  transactions (note 4):
   Net premiums..............     113,319        90,666        23,267       141,759        --        --     240         240
   Death benefits............     (61,800)         (637)      (27,030)      (50,979)   (2,388)     (708)     --          --
   Surrenders................  (5,466,587)     (936,846)   (2,043,281)   (3,118,843)  (19,347)  (33,579)     --          --
   Administrative
     expenses................    (378,621)      (37,850)     (126,600)     (132,250)     (379)     (440)     --          --
   Transfers between
     subaccounts
     (including fixed
     account), net...........  83,548,039    (2,049,239)       83,028     1,617,259    (7,240)   (2,099)     63          26
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  77,754,350    (2,933,906)   (2,090,616)   (1,543,054)  (29,354)  (36,826)    303         266
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
Increase (decrease) in
  net assets.................  81,486,583    (3,767,277)      301,297    (2,493,177)  (27,897)  (45,858)    319         242
Net assets at beginning
  of year....................   8,765,071    12,532,348    20,333,624    22,826,801   285,145   331,003   4,601       4,359
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
Net assets at end of year.... $90,251,654     8,765,071    20,634,921    20,333,624   257,248   285,145   4,920       4,601
                               ===========    ==========    ==========   ==========   =======   =======     =====       =====
Change in units (note 5):
   Units purchased...........   6,364,540        20,049       239,384       246,112     9,631     3,784      25         158
   Units redeemed............    (735,216)     (211,443)     (395,442)     (361,317)  (11,643)   (6,468)     (7)       (143)
                               -----------    ----------    ----------   ----------   -------   -------     -----       -----
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   5,629,324      (191,394)     (156,058)     (115,205)   (2,012)   (2,684)     18          15
                               ===========    ==========    ==========   ==========   =======   =======     =====       =====

                              ---------------------------
                              Invesco V.I. International
                                   Growth Fund --
                                  Series II shares
                              -------------------------

                              --------------------------
                                  2016         2015
                              -----------   ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............    (405,274)    (175,651)
   Net realized gain
     (loss) on
     investments.............   1,350,521    2,200,169
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........  (2,307,355)  (6,447,276)
   Capital gain
     distribution............          --           --
                              -----------   ----------
       Increase
         (decrease) in
         net assets from
         operations..........  (1,362,108)  (4,422,758)
                              -----------   ----------
From capital
  transactions (note 4):
   Net premiums..............     173,523      276,466
   Death benefits............     (47,893)     (96,337)
   Surrenders................  (5,158,543)  (7,197,096)
   Administrative
     expenses................    (369,594)    (444,445)
   Transfers between
     subaccounts
     (including fixed
     account), net........... (20,874,189)  23,444,206
                              -----------   ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (26,276,696)  15,982,794
                              -----------   ----------
Increase (decrease) in
  net assets................. (27,638,804)  11,560,036
Net assets at beginning
  of year....................  64,411,919   52,851,883
                              -----------   ----------
Net assets at end of year....  36,773,115   64,411,919
                              ===========   ==========
Change in units (note 5):
   Units purchased...........     896,276    2,465,864
   Units redeemed............  (3,285,575)  (1,152,786)
                              -----------   ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........  (2,389,299)   1,313,078
                              ===========   ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1




                                           AIM Variable Insurance Funds                 American Century Variable
                                  (Invesco Variable Insurance Funds) (continued)          Portfolios II, Inc.
                              ------------------------------------------------------    -----------------------
                                Invesco V.I.      Invesco V.I.
                                   Managed         Technology      Invesco V.I. Value         VP Inflation
                              Volatility Fund --    Fund --      Opportunities Fund --     Protection Fund --
                               Series I shares   Series I shares    Series II shares            Class II
                              ----------------   -------------   ---------------------  -----------------------
                                                                   Year ended December 31,
                              -----------------------------------------------------------------------------------
                                 2016      2015   2016     2015     2016       2015        2016          2015
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $      (4)      9      (5)    (12)   (80,321)     45,013     (12,122)      576,140
   Net realized gain
     (loss) on
     investments.............    (399)        6     313      32    (80,879)    148,259    (484,696)   (2,946,562)
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............     399      (471)   (470)    (94)  (620,703) (1,497,133)     36,365     2,424,761
   Capital gain
     distribution............      --       421      --     170  1,615,589     493,487     126,080            --
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
       Increase
         (decrease) in
         net assets from
         operations..........      (4)      (35)   (162)     96    833,686    (810,374)   (334,373)       54,339
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
From capital
  transactions (note 4):
   Net premiums..............      --        --      --      --     10,022      43,490      36,625       156,099
   Death benefits............      --        --      --      --     (7,021)    (22,608)      5,414       (32,166)
   Surrenders................  (1,175)       --  (1,545)     --   (484,928)   (624,674) (3,421,805)   (4,337,782)
   Administrative
     expenses................      --        --      --      --    (16,839)    (20,272)   (228,535)     (245,734)
   Transfers between
     subaccounts
     (including fixed
     account), net...........      33      (169)      4     (85)  (247,060)   (157,412) 28,814,193   (46,156,942)
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (1,142)     (169) (1,541)    (85)  (745,826)   (781,476) 25,205,892   (50,616,525)
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
Increase (decrease) in
  net assets.................  (1,146)     (204) (1,703)     11     87,860  (1,591,850) 24,871,519   (50,562,186)
Net assets at beginning
  of year....................   1,146     1,350   1,703   1,692  5,704,677   7,296,527  17,703,994    68,266,180
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
Net assets at end of year.... $    --     1,146      --   1,703  5,792,537   5,704,677  42,575,513    17,703,994
                              =======     =====  ======   =====  =========  ==========  ==========   ===========
Change in units (note 5):
   Units purchased...........       2        --      --      --     19,395      19,566   2,808,816       368,407
   Units redeemed............     (75)      (11)   (307)    (16)   (68,351)    (68,848)   (722,326)   (4,547,604)
                              -------     -----  ------   -----  ---------  ----------  ----------   -----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........     (73)      (11)   (307)    (16)   (48,956)    (49,282)  2,086,490    (4,179,197)
                              =======     =====  ======   =====  =========  ==========  ==========   ===========

                                  American
                                   Century
                                  Variable
                                 Portfolios,
                                    Inc.
                              ----------------

                                 VP Income &
                               Growth Fund --
                                   Class I
                              ----------------

                              --------------
                                2016     2015
                              -------  -------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............   1,280      388
   Net realized gain
     (loss) on
     investments.............   4,368    1,501
   Change in unrealized
     appreciation
     (depreciation) on
     investments.............  37,815  (16,159)
   Capital gain
     distribution............   1,596    7,640
                              -------  -------
       Increase
         (decrease) in
         net assets from
         operations..........  45,059   (6,630)
                              -------  -------
From capital
  transactions (note 4):
   Net premiums..............      --       --
   Death benefits............      --       --
   Surrenders................ (40,338)  (3,352)
   Administrative
     expenses................    (562)    (141)
   Transfers between
     subaccounts
     (including fixed
     account), net........... 650,935    1,461
                              -------  -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ 610,035   (2,032)
                              -------  -------
Increase (decrease) in
  net assets................. 655,094   (8,662)
Net assets at beginning
  of year....................  84,878   93,540
                              -------  -------
Net assets at end of year.... 739,972   84,878
                              =======  =======
Change in units (note 5):
   Units purchased...........  41,959      199
   Units redeemed............  (4,555)    (316)
                              -------  -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........  37,404     (117)
                              =======  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                 American Century
                                       Variable Portfolios, Inc. (continued)           BlackRock Variable Series Funds, Inc.
                             --------------------------------------------------------  ------------------------------------
                                                                                              BlackRock
                                                                                          Basic Value V.I.
                               VP International      VP Ultra(R)         VP Value              Fund --
                               Fund -- Class I     Fund -- Class I    Fund -- Class I     Class III Shares
                             -------------------  -----------------  ----------------  ------------------------------------
                                                                       Year ended December 31,
                             -----------------------------------------------------------------------------------------------
                                2016      2015      2016      2015     2016     2015      2016               2015
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (3,513)  (10,707)   (2,140)  (4,493)     187      491     165,538            (46,202)
 Net realized gain
   (loss) on investments....    19,412    37,265   (13,845)   4,116    3,357    6,283     474,668            454,104
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (62,740)  (24,933)    4,486  (14,951)   7,907  (10,443)  4,130,257         (2,517,591)
 Capital gain
   distribution.............        --        --    11,244   30,882       --       --   1,306,429          1,287,135
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
    Increase (decrease)
     in net assets from
     operations.............   (46,841)    1,625      (255)  15,554   11,451   (3,669)  6,076,892           (822,554)
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
From capital
 transactions (note 4):
 Net premiums...............        --        --        --       --       --       --     116,452              7,716
 Death benefits.............    (4,635)   (1,395)   (2,386)    (686)      --       --    (102,188)             3,451
 Surrenders.................   (52,565) (114,002)  (10,692) (35,820)  (4,679) (18,240) (3,082,489)        (1,153,297)
 Administrative expenses....    (1,202)   (1,522)     (380)    (561)    (191)    (203)   (261,110)           (67,206)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (71,574)  (22,910) (223,529) (33,686)  (5,813)  (1,659) 42,822,077           (548,518)
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (129,976) (139,829) (236,987) (70,753) (10,683) (20,102) 39,492,742         (1,757,854)
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
Increase (decrease) in
 net assets.................  (176,817) (138,204) (237,242) (55,199)     768  (23,771) 45,569,634         (2,580,408)
Net assets at beginning
 of year....................   684,225   822,429   283,137  338,336   66,442   90,213  10,553,794         13,134,202
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
Net assets at end of year... $ 507,408   684,225    45,895  283,137   67,210   66,442  56,123,428         10,553,794
                             =========  ========  ========  =======  =======  =======     ==========         ==========
Change in units (note 5):
 Units purchased............    21,405     4,517     6,451    1,448       --       11   3,522,670             46,016
 Units redeemed.............   (31,395)  (13,263)  (19,895)  (5,428)    (423)    (829)   (664,333)          (148,293)
                             ---------  --------  --------  -------  -------  -------     ----------         ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (9,990)   (8,746)  (13,444)  (3,980)    (423)    (818)  2,858,337           (102,277)
                             =========  ========  ========  =======  =======  =======     ==========         ==========


                             -------------------------
                                     BlackRock
                              Global Allocation V.I.
                                      Fund --
                                 Class III Shares
                             ------------------------

                             -------------------------
                                 2016         2015
                             -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................  (2,011,570)  (3,014,739)
 Net realized gain
   (loss) on investments....  (5,051,827)   1,631,350
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  12,312,354  (27,748,236)
 Capital gain
   distribution.............          --   20,110,954
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............   5,248,957   (9,020,671)
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     559,611    2,183,147
 Death benefits.............    (434,617)    (651,660)
 Surrenders................. (33,659,797) (34,538,430)
 Administrative expenses....  (2,227,139)  (2,343,714)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (7,525,368) (12,152,930)
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (43,287,310) (47,503,587)
                             -----------  -----------
Increase (decrease) in
 net assets................. (38,038,353) (56,524,258)
Net assets at beginning
 of year.................... 322,921,392  379,445,650
                             -----------  -----------
Net assets at end of year... 284,883,039  322,921,392
                             ===========  ===========
Change in units (note 5):
 Units purchased............   2,500,450      926,325
 Units redeemed.............  (5,774,392)  (4,450,802)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (3,273,942)  (3,524,477)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 BlackRock Variable Series Funds, Inc.
                                              (continued)                       Columbia Funds Variable Insurance Trust I
                             --------------------------------------------  --------------------------------------------------

                                BlackRock Large        BlackRock Value         Columbia Variable              Variable
                                Cap Growth V.I.       Opportunities V.I.   Portfolio -- International    Portfolio -- Loomis
                                    Fund --                Fund --           Opportunities Fund --          Sayles Growth
                                Class III Shares       Class III Shares             Class 2              Fund II -- Class 1
                             ---------------------  ---------------------  ------------------------   ------------------------
                                                                           Period from                Period from
                                                                            January 1     Year ended   January 1    Year ended
                                        Year ended December 31,            to April 29,  December 31, to April 29, December 31,
                             --------------------------------------------  ------------  ------------ ------------ ------------
                                2016        2015       2016       2015         2016          2015         2016         2015
                             ----------  ---------  ---------  ----------  ------------  ------------ ------------ ------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (33,160)   (45,643)   (75,531)    (90,951)     126,950      (789,180)     (48,321)    (334,656)
 Net realized gain
   (loss) on investments....     56,850    189,400    189,496     299,397   (1,003,374)    1,307,513   (4,549,717)   1,162,300
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (122,261)  (296,720)   763,334  (1,231,148)  (2,042,221)   (3,038,777)  (3,543,679)  (3,370,422)
 Capital gain
   distribution.............    245,115    192,333    178,681     525,747           --            --    8,007,264    2,737,905
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
    Increase (decrease)
     in net assets from
     operations.............    146,544     39,370  1,055,980    (496,955)  (2,918,645)   (2,520,444)    (134,453)     195,127
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
From capital
 transactions (note 4):
 Net premiums...............        600      4,445     97,381      95,325       27,329       194,702       34,097        3,051
 Death benefits.............     29,777      2,261     17,312     (42,577)      (7,981)     (100,926)     (60,083)     (33,798)
 Surrenders.................   (345,480)  (585,218)  (342,127)   (491,594)  (1,729,153)   (6,090,243)    (437,912)  (2,160,921)
 Administrative expenses....     (8,171)   (10,899)   (20,845)    (25,169)    (128,990)     (359,391)     (31,422)    (103,782)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (279,590)  (308,222)  (631,570)   (690,010) (54,224,777)   23,776,065  (20,765,408)    (996,090)
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (602,864)  (897,633)  (879,849) (1,154,025) (56,063,572)   17,420,207  (21,260,728)  (3,291,540)
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
Increase (decrease) in
 net assets.................   (456,320)  (858,263)   176,131  (1,650,980) (58,982,217)   14,899,763  (21,395,181)  (3,096,413)
Net assets at beginning
 of year....................  3,356,409  4,214,672  5,313,028   6,964,008   58,982,217    44,082,454   21,395,181   24,491,594
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
Net assets at end of year... $2,900,089  3,356,409  5,489,159   5,313,028           --    58,982,217           --   21,395,181
                             ==========  =========  =========  ==========  ===========    ==========  ===========   ==========
Change in units (note 5):
 Units purchased............      8,231     22,953     22,248      13,121      380,889     2,952,005       13,571       59,055
 Units redeemed.............    (41,572)   (71,442)   (70,004)    (76,439)  (5,692,965)   (1,114,639)  (1,045,266)    (212,150)
                             ----------  ---------  ---------  ----------  -----------    ----------  -----------   ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (33,341)   (48,489)   (47,756)    (63,318)  (5,312,076)    1,837,366   (1,031,695)    (153,095)
                             ==========  =========  =========  ==========  ===========    ==========  ===========   ==========

                                         Columbia Funds
                                    Variable Series Trust II
                             --------------------------------------
                              Columbia Variable
                             Portfolio -- Select      Variable
                                International    Portfolio -- Loomis
                                   Equity           Sayles Growth
                               Fund -- Class 2     Fund -- Class 1
                             ------------------- -------------------

                                      Period from April 29
                                         to December 31,
                             --------------------------------------
                                    2016                2016
                             ------------------- -------------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................        177,429            (209,744)
 Net realized gain
   (loss) on investments....     (2,695,412)            181,780
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........       (441,414)            942,605
 Capital gain
   distribution.............             --                  --
                                 ----------          ----------
    Increase (decrease)
     in net assets from
     operations.............     (2,959,397)            914,641
                                 ----------          ----------
From capital
 transactions (note 4):
 Net premiums...............         28,478              14,900
 Death benefits.............        (15,160)            (61,523)
 Surrenders.................     (2,045,389)         (1,498,004)
 Administrative expenses....        (96,466)            (64,825)
 Transfers between
   subaccounts
   (including fixed
   account), net............     20,538,462          21,281,421
                                 ----------          ----------
    Increase (decrease)
     in net assets from
     capital transactions...     18,409,925          19,671,969
                                 ----------          ----------
Increase (decrease) in
 net assets.................     15,450,528          20,586,610
Net assets at beginning
 of year....................             --                  --
                                 ----------          ----------
Net assets at end of year...     15,450,528          20,586,610
                                 ==========          ==========
Change in units (note 5):
 Units purchased............      5,954,145           2,288,555
 Units redeemed.............     (4,361,679)           (317,299)
                                 ----------          ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........      1,592,466           1,971,256
                                 ==========          ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 Deutsche              Deutsche Variable
                              Variable Series I            Series II                             Dreyfus
                              ----------------  -------------------------------  --------------------------------------
                                                                                 Dreyfus Investment   Dreyfus Variable
                                                    Deutsche        Deutsche        Portfolios       Investment Fund --
                              Deutsche Capital     Large Cap      Small Mid Cap    MidCap Stock          Government
                              Growth VIP --       Value VIP --    Value VIP --     Portfolio --         Money Market
                              Class B Shares     Class B Shares  Class B Shares   Initial Shares          Portfolio
                              ----------------  ---------------  --------------  ----------------   --------------------
                                                              Year ended December 31,
                              -----------------------------------------------------------------------------------------
                               2016      2015    2016     2015    2016    2015     2016      2015      2016       2015
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (73)     (86)    (580)    (413)   (266)   (345)    (390)     (896)   (15,271)   (19,747)
   Net realized gain
     (loss) on
     investments.............     22       77      178    4,028     369   1,266      825     2,718         --         --
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   (413)    (489)  (5,487) (11,352)    630  (3,590)   5,522   (21,957)        --         --
   Capital gain
     distribution............    659    1,012    2,621    2,766   2,046   1,817    6,818    16,384         --         --
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........    195      514   (3,268)  (4,971)  2,779    (852)  12,775    (3,751)   (15,271)   (19,747)
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
From capital
  transactions (note 4):
   Net premiums..............     --       --       --       --      --      --       --        --         --         --
   Death benefits............     --       --       --       --      --      --       --        --   (482,755)  (891,885)
   Surrenders................     --       --   (2,280)  (9,840)   (960)   (935)  (5,183)   (5,121)  (162,768)  (331,576)
   Administrative
     expenses................    (20)     (22)     (54)     (63)    (51)    (54)    (636)     (741)    (1,553)    (2,672)
   Transfers between
     subaccounts
     (including fixed
     account), net...........    (12)    (123)   3,940   (1,070)   (545) (3,290)       1    (3,493)   322,684  1,097,295
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........    (32)    (145)   1,606  (10,973) (1,556) (4,279)  (5,818)   (9,355)  (324,392)  (128,838)
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
Increase (decrease) in
  net assets.................    163      369   (1,662) (15,944)  1,223  (5,131)   6,957   (13,106)  (339,663)  (148,585)
Net assets at beginning
  of year....................  8,003    7,634   54,598   70,542  19,334  24,465   97,143   110,249  1,025,121  1,173,706
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
Net assets at end of year.... $8,166    8,003   52,936   54,598  20,557  19,334  104,100    97,143    685,458  1,025,121
                               ======   =====   ======  =======  ======  ======  =======   =======  =========  =========
Change in units (note 5):
   Units purchased...........     --       --      490      340      31      39       --        --     96,361    221,635
   Units redeemed............     (2)      (9)    (335)  (1,113)    (99)   (186)    (215)     (342)  (131,274)  (234,675)
                               ------   -----   ------  -------  ------  ------  -------   -------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........     (2)      (9)     155     (773)    (68)   (147)    (215)     (342)   (34,913)   (13,040)
                               ======   =====   ======  =======  ======  ======  =======   =======  =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                        Eaton Vance Variable
                               Dreyfus (continued)             Trust
                             -----------------------  -----------------------  -----------------------
                               The Dreyfus Socially
                                Responsible Growth                              Federated High Income
                              Fund, Inc. -- Initial       VT Floating-Rate         Bond Fund II --
                                      Shares                Income Fund            Primary Shares
                             -----------------------  -----------------------  ----------------------
                                                                              Year ended December 31,
                             -------------------------------------------------------------------------
                                 2016        2015        2016         2015        2016        2015
                             -----------  ----------  ----------  -----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (10,054)    (35,819)    886,206      855,148     620,700     637,491
 Net realized gain
   (loss) on investments....    (223,308)     16,745    (543,114)    (563,718)   (148,612)    (13,355)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     100,230  (1,134,570)  2,942,782   (1,049,311)  1,060,838  (1,167,530)
 Capital gain
   distribution.............     603,980     847,062          --           --          --          --
                             -----------  ----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............     470,848    (306,582)  3,285,874     (757,881)  1,532,926    (543,394)
                             -----------  ----------  ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............         212         275     663,600      263,273         760         447
 Death benefits.............     (12,545)     (8,529)   (133,608)     (76,550)   (150,736)    (98,479)
 Surrenders.................     (54,533)   (180,975) (4,060,059)  (5,454,430) (1,522,729) (1,823,319)
 Administrative expenses....     (21,367)    (23,265)   (296,918)    (316,780)    (19,081)    (21,207)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (920,845)       (333)  1,479,370  (17,615,078)   (794,002)   (176,143)
                             -----------  ----------  ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,009,078)   (212,827) (2,347,615) (23,199,565) (2,485,788) (2,118,701)
                             -----------  ----------  ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................    (538,230)   (519,409)    938,259  (23,957,446)   (952,862) (2,662,095)
Net assets at beginning
 of year....................   6,219,191   6,738,600  44,137,619   68,095,065  13,214,053  15,876,148
                             -----------  ----------  ----------  -----------  ----------  ----------
Net assets at end of year... $ 5,680,961   6,219,191  45,075,878   44,137,619  12,261,191  13,214,053
                             ===========  ==========  ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............      23,647       6,435   1,334,182    1,008,601      25,616      57,100
 Units redeemed.............     (82,656)    (21,074) (1,539,590)  (2,958,277)   (121,628)   (144,969)
                             -----------  ----------  ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (59,009)    (14,639)   (205,408)  (1,949,676)    (96,012)    (87,869)
                             ===========  ==========  ==========  ===========  ==========  ==========

                             Federated Insurance Series
                             ------------------------------------------------

                              Federated High Income     Federated Kaufmann
                                 Bond Fund II --            Fund II --
                                  Service Shares          Service Shares
                             -----------------------  ----------------------

                             ------------------------------------------------
                                2016         2015        2016        2015
                             ----------  -----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    662,664    1,038,885    (282,278)   (334,171)
 Net realized gain
   (loss) on investments....    (88,708)    (147,907)    205,838     814,915
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,206,086   (1,471,879) (1,068,348) (2,599,267)
 Capital gain
   distribution.............         --           --   1,403,864   3,187,976
                             ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,780,042     (580,901)    259,076   1,069,453
                             ----------  -----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     70,123      227,348      13,514      67,590
 Death benefits.............    (33,203)     (97,244)    (13,295)     (3,760)
 Surrenders................. (1,498,626)  (2,375,592) (1,735,637) (2,103,718)
 Administrative expenses....    (46,533)     (86,481)    (74,764)    (81,598)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (712,760)  (8,730,723) (1,193,664)   (333,063)
                             ----------  -----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,220,999) (11,062,692) (3,003,846) (2,454,549)
                             ----------  -----------  ----------  ----------
Increase (decrease) in
 net assets.................   (440,957) (11,643,593) (2,744,770) (1,385,096)
Net assets at beginning
 of year.................... 14,898,168   26,541,761  20,457,963  21,843,059
                             ----------  -----------  ----------  ----------
Net assets at end of year... 14,457,211   14,898,168  17,713,193  20,457,963
                             ==========  ===========  ==========  ==========
Change in units (note 5):
 Units purchased............     64,693       80,149      46,026      59,177
 Units redeemed.............   (176,178)    (620,269)   (158,324)   (155,099)
                             ----------  -----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (111,485)    (540,120)   (112,298)    (95,922)
                             ==========  ===========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                 Federated Insurance Series (continued)
                             ----------------------------------------------

                             Federated Managed Tail
                                 Risk Fund II --        Federated Managed
                                 Primary Shares        Volatility Fund II
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2016        2015        2016        2015
                             ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   20,035      18,872     211,073     233,801
 Net realized gain
   (loss) on investments....   (189,455)    (90,356)    (68,905)    109,146
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (176,114)   (472,061)    186,922  (1,028,278)
 Capital gain
   distribution.............         --      10,138          --      36,928
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (345,534)   (533,407)    329,090    (648,403)
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      2,680       3,395         360         384
 Death benefits.............    (65,343)   (102,567)   (201,909)    (94,749)
 Surrenders.................   (535,953)   (516,175)   (670,285)   (936,522)
 Administrative expenses....    (10,543)    (11,478)    (10,413)    (12,564)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (11,465)   (189,095)   (224,799)   (556,065)
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (620,624)   (815,920) (1,107,046) (1,599,516)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (966,158) (1,349,327)   (777,956) (2,247,919)
Net assets at beginning
 of year....................  6,250,134   7,599,461   6,409,171   8,657,090
                             ----------  ----------  ----------  ----------
Net assets at end of year... $5,283,976   6,250,134   5,631,215   6,409,171
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     19,021      10,288       6,628      11,979
 Units redeemed.............    (76,861)    (78,353)    (62,633)    (94,314)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (57,840)    (68,065)    (56,005)    (82,335)
                             ==========  ==========  ==========  ==========

                                          Fidelity(R) Variable Insurance Products Fund
                             ----------------------------------------------------------------------
                                                             VIP Asset
                                    VIP Asset               Manager/SM/            VIP Balanced
                             Manager/SM/ Portfolio --      Portfolio --            Portfolio --
                                  Initial Class           Service Class 2         Service Class 2
                             ----------------------   ----------------------  ----------------------
                              Year ended December 31,
                             -----------------------------------------------------------------------
                                2016         2015        2016        2015        2016        2015
                             ----------   ----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     99,071      154,597     (57,095)    (55,215)   (473,727)   (433,600)
 Net realized gain
   (loss) on investments....    130,036      835,462      45,982     226,572     693,387   1,230,489
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (1,498,574)  (5,216,966)   (298,458) (1,098,172)  1,170,468  (4,150,941)
 Capital gain
   distribution.............  2,028,815    3,795,892     377,030     752,596   1,703,430   2,265,716
                             ----------   ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    759,348     (431,015)     67,459    (174,219)  3,093,558  (1,088,336)
                             ----------   ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    288,920       36,397         408         408     217,269     367,531
 Death benefits............. (1,248,804)    (710,309)    (34,052)        424       3,192     (72,340)
 Surrenders................. (3,967,589)  (5,572,407)   (701,980) (1,027,272) (8,155,519) (8,257,662)
 Administrative expenses....    (43,125)     (46,249)    (13,782)    (20,270)   (345,299)   (361,508)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (479,835)     (80,720)   (750,121)   (789,419)  2,768,370   3,275,962
                             ----------   ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,450,433)  (6,373,288) (1,499,527) (1,836,129) (5,511,987) (5,048,017)
                             ----------   ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets................. (4,691,085)  (6,804,303) (1,432,068) (2,010,348) (2,418,429) (6,136,353)
Net assets at beginning
 of year.................... 49,441,914   56,246,217   8,974,499  10,984,847  69,426,153  75,562,506
                             ----------   ----------  ----------  ----------  ----------  ----------
Net assets at end of year... 44,750,829   49,441,914   7,542,431   8,974,499  67,007,724  69,426,153
                             ==========   ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     32,902       37,217      31,826      35,357   1,048,220     737,413
 Units redeemed.............   (163,559)    (185,382)   (132,152)   (152,799) (1,443,558) (1,093,606)
                             ----------   ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (130,657)    (148,165)   (100,326)   (117,442)   (395,338)   (356,193)
                             ==========   ==========  ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                             --------------------------


                                 VIP Contrafund(R)
                                    Portfolio --
                                   Initial Class
                             -------------------------

                             --------------------------
                                 2016          2015
                             ------------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (690,584)    (542,446)
 Net realized gain
   (loss) on investments....    3,093,756    5,309,641
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (4,745,020) (16,775,803)
 Capital gain
   distribution.............    8,724,390   11,300,879
                             ------------  -----------
    Increase (decrease)
     in net assets from
     operations.............    6,382,542     (707,729)
                             ------------  -----------
From capital
 transactions (note 4):
 Net premiums...............       27,347       65,802
 Death benefits.............   (1,365,279)  (1,123,169)
 Surrenders.................  (10,998,041) (12,344,576)
 Administrative expenses....     (147,190)    (162,935)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (2,991,604)  (2,561,386)
                             ------------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (15,474,767) (16,126,264)
                             ------------  -----------
Increase (decrease) in
 net assets.................   (9,092,225) (16,833,993)
Net assets at beginning
 of year....................  113,615,434  130,449,427
                             ------------  -----------
Net assets at end of year... $104,523,209  113,615,434
                             ============  ===========
Change in units (note 5):
 Units purchased............       65,426       57,431
 Units redeemed.............     (431,540)    (474,833)
                             ------------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (366,114)    (417,402)
                             ============  ===========

                                      Fidelity(R) Variable Insurance Products Fund (continued)
                             ----------------------------------------------------------------------------------------------------
                                                             VIP Dynamic
                                                               Capital
                                 VIP Contrafund(R)          Appreciation          VIP Equity-Income         VIP Equity-Income
                                    Portfolio --            Portfolio --            Portfolio --              Portfolio --
                                  Service Class 2          Service Class 2          Initial Class            Service Class 2
                             -------------------------  --------------------  ------------------------  ------------------------
                                                       Year ended December 31,
                             ----------------------------------------------------------------------------------------------------
                                 2016          2015        2016       2015        2016         2015         2016         2015
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (1,978,029)  (2,158,975)   (20,192)   (28,245)     713,481    1,571,523     (226,570)   1,336,782
 Net realized gain
   (loss) on investments....   16,380,470   12,367,368     29,236    110,381     (693,924)     631,927   (1,235,103)   1,504,578
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (23,896,418) (34,749,202)  (104,087)  (268,009)   7,130,949  (16,176,467)   5,323,595  (20,462,178)
 Capital gain
   distribution.............   17,474,342   22,484,493    106,029    172,891    5,475,755    9,087,139    6,568,306   11,172,985
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............    7,980,365   (2,056,316)    10,986    (12,982)  12,626,261   (4,885,878)  10,430,228   (6,447,833)
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      837,649    1,249,850        550     11,612       46,635       36,336      171,312      501,862
 Death benefits.............     (508,703)    (646,112)    (4,124)     5,027   (1,728,938)  (1,001,357)    (158,859)    (493,242)
 Surrenders.................  (14,991,503) (23,962,897)  (223,094)  (332,214)  (8,698,023) (10,343,627)  (7,263,975) (11,326,744)
 Administrative expenses....   (1,053,245)  (1,510,982)    (8,227)   (10,502)     (97,833)    (104,432)    (423,536)    (668,239)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (88,135,131)  (9,293,836)  (138,850)    45,042     (914,623)    (969,059) (53,048,655)  (4,170,403)
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions... (103,850,933) (34,163,977)  (373,745)  (281,035) (11,392,782) (12,382,139) (60,723,713) (16,156,766)
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................  (95,870,568) (36,220,293)  (362,759)  (294,017)   1,233,479  (17,268,017) (50,293,485) (22,604,599)
Net assets at beginning
 of year....................  217,808,685  254,028,978  2,724,488  3,018,505   85,286,374  102,554,391  102,422,357  125,026,956
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
Net assets at end of year...  121,938,117  217,808,685  2,361,729  2,724,488   86,519,853   85,286,374   52,128,872  102,422,357
                             ============  ===========  =========  =========  ===========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............    1,513,269      853,490      2,090     10,434       68,238       47,769    1,102,852      628,354
 Units redeemed.............   (8,482,569)  (2,814,769)   (18,973)   (21,529)    (310,210)    (379,317)  (5,634,908)  (1,653,517)
                             ------------  -----------  ---------  ---------  -----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (6,969,300)  (1,961,279)   (16,883)   (11,095)    (241,972)    (331,548)  (4,532,056)  (1,025,163)
                             ============  ===========  =========  =========  ===========  ===========  ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                             Fidelity(R) Variable Insurance Products Fund (continued)
                             -------------------------------------------------------------------------------------------------
                                                                                    VIP Growth               VIP Growth
                                   VIP Growth &            VIP Growth &            Opportunities           Opportunities
                               Income Portfolio --      Income Portfolio --        Portfolio --             Portfolio --
                                  Initial Class           Service Class 2          Initial Class          Service Class 2
                             -----------------------  ----------------------  ----------------------  -----------------------
                                                                              Year ended December 31,
                             -------------------------------------------------------------------------------------------------
                                 2016        2015        2016        2015        2016        2015         2016        2015
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    44,487     127,794      29,393      34,472    (104,138)   (139,179)    (468,231)   (823,173)
 Net realized gain
   (loss) on investments....     764,684   1,304,219   1,037,002     951,534     612,573     723,495     (329,066)  2,375,929
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     636,679  (3,441,040)    413,515  (2,498,746)   (915,182) (1,220,802)  (2,056,659) (6,555,426)
 Capital gain
   distribution.............   1,240,097   1,210,535     909,366     871,025     203,503   1,088,185    1,048,670   5,186,540
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   2,685,947    (798,492)  2,389,276    (641,715)   (203,244)    451,699   (1,805,286)    183,870
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............       1,002       3,022     157,695      14,394         240      50,350       47,419     211,463
 Death benefits.............    (521,787)   (442,033)    (58,448)    (96,831)   (662,638)     30,270      (50,097)    (94,798)
 Surrenders.................  (1,868,697) (2,539,876) (1,529,327) (1,987,570)   (773,541)   (698,894)  (2,808,031) (5,518,456)
 Administrative expenses....     (34,435)    (39,533)    (58,465)    (57,723)    (14,413)    (17,746)    (231,010)   (367,208)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (300,626)   (737,896)  3,730,414    (284,736)   (602,422)     32,356  (44,195,968) 32,551,890
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,724,543) (3,756,316)  2,241,869  (2,412,466) (2,052,774)   (603,664) (47,237,687) 26,782,891
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in
 net assets.................     (38,596) (4,554,808)  4,631,145  (3,054,181) (2,256,018)   (151,965) (49,042,973) 26,966,761
Net assets at beginning
 of year....................  20,872,470  25,427,278  14,971,055  18,025,236  10,857,101  11,009,066   53,045,471  26,078,710
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end of year... $20,833,874  20,872,470  19,602,200  14,971,055   8,601,083  10,857,101    4,002,498  53,045,471
                             ===========  ==========  ==========  ==========  ==========  ==========  ===========  ==========
Change in units (note 5):
 Units purchased............      36,637      22,501     791,986      69,753       7,982      51,710      579,483   2,406,344
 Units redeemed.............    (163,593)   (195,253)   (631,066)   (213,367)   (120,033)    (90,273)  (3,553,722)   (825,102)
                             -----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (126,956)   (172,752)    160,920    (143,614)   (112,051)    (38,563)  (2,974,239)  1,581,242
                             ===========  ==========  ==========  ==========  ==========  ==========  ===========  ==========

                             -----------------------

                                   VIP Growth
                                  Portfolio --
                                  Initial Class
                             ----------------------

                             -----------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (730,334)   (699,521)
 Net realized gain
   (loss) on investments....  2,898,714   4,598,131
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (8,223,943) (2,318,542)
 Capital gain
   distribution.............  5,524,531   2,008,962
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (531,032)  3,589,030
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    148,260      60,261
 Death benefits.............   (585,718)   (407,551)
 Surrenders................. (5,653,434) (7,845,338)
 Administrative expenses....    (65,462)    (72,523)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (620,553)    292,667
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (6,776,907) (7,972,484)
                             ----------  ----------
Increase (decrease) in
 net assets................. (7,307,939) (4,383,454)
Net assets at beginning
 of year.................... 60,912,235  65,295,689
                             ----------  ----------
Net assets at end of year... 53,604,296  60,912,235
                             ==========  ==========
Change in units (note 5):
 Units purchased............     32,152      49,623
 Units redeemed.............   (220,061)   (245,150)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (187,909)   (195,527)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                           Fidelity(R) Variable Insurance Products Fund (continued)
                             ---------------------------------------------------------------------------------------------
                                    VIP Growth          VIP Investment Grade      VIP Mid Cap           VIP Mid Cap
                                   Portfolio --           Bond Portfolio --       Portfolio --         Portfolio --
                                 Service Class 2           Service Class 2       Initial Class        Service Class 2
                             -----------------------  ------------------------  ---------------  ------------------------
                                                                            Year ended December 31,
                             ---------------------------------------------------------------------------------------------
                                 2016        2015         2016         2015      2016     2015       2016         2015
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (259,040)   (369,912)     746,001    1,107,841     (24)     (50)  (1,534,564)  (2,018,509)
 Net realized gain
   (loss) on investments....     962,397   1,805,958     (645,378)    (679,679)     (1)   1,655     (445,675)   4,857,814
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,866,413)   (936,548)   3,050,173   (5,087,799)    521   (4,191)   6,457,169  (25,555,353)
 Capital gain
   distribution.............   2,131,079     774,408       62,848       76,717     620    2,852    7,501,745   21,207,794
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  (1,031,977)  1,273,906    3,213,644   (4,582,920)  1,116      266   11,978,675   (1,508,254)
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      82,220     260,313      223,255      560,208     240      240      552,723      632,556
 Death benefits.............    (172,070)      4,710     (219,941)    (282,798)     --       --     (319,855)    (540,565)
 Surrenders.................  (1,592,173) (2,483,440) (15,610,930) (15,972,946)   (698)  (1,460) (12,515,306) (16,765,211)
 Administrative expenses....     (45,139)    (80,884)  (1,158,993)  (1,035,939)     --       --     (598,582)    (668,754)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (5,360,782)   (559,830)  14,618,797   58,397,459       2  (13,303)  15,065,202  (39,900,826)
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (7,087,944) (2,859,131)  (2,147,812)  41,665,984    (456) (14,523)   2,184,182  (57,242,800)
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
Increase (decrease) in
 net assets.................  (8,119,921) (1,585,225)   1,065,832   37,083,064     660  (14,257)  14,162,857  (58,751,054)
Net assets at beginning
 of year....................  23,366,345  24,951,570  136,059,774   98,976,710  10,330   24,587  120,030,356  178,781,410
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
Net assets at end of year... $15,246,424  23,366,345  137,125,606  136,059,774  10,990   10,330  134,193,213  120,030,356
                             ===========  ==========  ===========  ===========  ======  =======  ===========  ===========
Change in units (note 5):
 Units purchased............      54,351     133,397    3,337,085    6,047,347       9        8    1,596,326      413,130
 Units redeemed.............    (511,958)   (333,575)  (3,537,286)  (2,795,286)    (22)    (381)  (1,441,024)  (3,431,989)
                             -----------  ----------  -----------  -----------  ------  -------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (457,607)   (200,178)    (200,201)   3,252,061     (13)    (373)     155,302   (3,018,859)
                             ===========  ==========  ===========  ===========  ======  =======  ===========  ===========

                             -----------------------
                                  VIP Overseas
                                  Portfolio --
                                  Initial Class
                             ----------------------

                             -----------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................        927     (12,347)
 Net realized gain
   (loss) on investments....    172,235     499,035
 Change in unrealized
   appreciation
   (depreciation)
   on investments........... (1,383,608)     27,298
 Capital gain
   distribution.............     27,260      19,860
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations............. (1,183,186)    533,846
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     48,603      69,120
 Death benefits.............   (182,569)    (79,791)
 Surrenders................. (1,867,107) (2,247,808)
 Administrative expenses....    (22,894)    (25,910)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (633,550)     70,995
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (2,657,517) (2,213,394)
                             ----------  ----------
Increase (decrease) in
 net assets................. (3,840,703) (1,679,548)
Net assets at beginning
 of year.................... 19,243,658  20,923,206
                             ----------  ----------
Net assets at end of year... 15,402,955  19,243,658
                             ==========  ==========
Change in units (note 5):
 Units purchased............     30,849      47,385
 Units redeemed.............   (138,051)   (143,931)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (107,202)    (96,546)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             Fidelity(R) Variable Insurance
                                  Products Fund
                                   (continued)
                             -----------------------------

                                    VIP Value
                             Strategies Portfolio --
                                 Service Class 2
                             -----------------------------

                             ------------------------------
                                2016            2015
                               ----------     ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (18,023)        (80,116)
 Net realized gain
   (loss) on investments....     87,069       1,211,173
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    118,628      (1,294,144)
 Capital gain
   distribution.............         --           5,662
                               ----------     ----------
    Increase (decrease)
     in net assets from
     operations.............    187,674        (157,425)
                               ----------     ----------
From capital
 transactions (note 4):
 Net premiums...............     10,485         759,564
 Death benefits.............      2,584        (249,016)
 Surrenders.................   (276,151)       (333,409)
 Administrative expenses....     (7,708)        (29,443)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (206,679)     (5,136,351)
                               ----------     ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (477,469)     (4,988,655)
                               ----------     ----------
Increase (decrease) in
 net assets.................   (289,795)     (5,146,080)
Net assets at beginning
 of year....................  2,982,580       8,128,660
                               ----------     ----------
Net assets at end of year... $2,692,785       2,982,580
                               ==========     ==========
Change in units (note 5):
 Units purchased............      6,606          55,799
 Units redeemed.............    (33,596)       (321,413)
                               ----------     ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (26,990)       (265,614)
                               ==========     ==========


                                                 Franklin Templeton Variable Insurance Products Trust
                             --------------------------------------------------------------------------------------------
                                 Franklin Founding                                Franklin Large
                                 Funds Allocation           Franklin Income         Cap Growth         Franklin Mutual
                                    VIP Fund --               VIP Fund --           VIP Fund --      Shares VIP Fund --
                                  Class 2 Shares            Class 2 Shares        Class 2 Shares       Class 2 Shares
                             ------------------------  ------------------------  ----------------  ----------------------
                                              Year ended December 31,
                             ---------------------------------------------------------------------------------------------
                                 2016         2015         2016         2015       2016     2015      2016        2015
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   1,514,162      936,022    9,992,933   10,526,090   (2,927)  (3,272)     66,768     268,448
 Net realized gain
   (loss) on investments....  (2,334,725)    (674,951)  (3,089,747)   1,176,497    2,417   16,965     458,380     960,509
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   6,108,152   (7,350,988)  29,429,386  (47,013,742)  (9,253) (65,347)    312,273  (3,548,213)
 Capital gain
   distribution.............   2,489,902      144,764           --           --    3,268   63,963   1,280,881   1,221,621
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   7,777,491   (6,945,153)  36,332,572  (35,311,155)  (6,495)  12,309   2,118,302  (1,097,635)
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     282,562      151,973      491,241      690,052       --       --      79,553      33,017
 Death benefits.............     (71,053)    (107,110)    (663,162)    (715,731)      --       --     (54,394)      6,981
 Surrenders.................  (7,970,871)  (8,419,509) (38,087,142) (46,799,652) (20,606) (51,686) (1,327,527) (1,795,786)
 Administrative expenses....    (515,535)    (553,072)  (1,274,012)  (1,378,820)    (838)  (1,061)    (76,092)    (82,697)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (4,844,105)  (2,778,392) (22,283,122) (11,901,840) (22,323)  (6,689)   (661,818)   (815,017)
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (13,119,002) (11,706,110) (61,816,197) (60,105,991) (43,767) (59,436) (2,040,278) (2,653,502)
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
Increase (decrease) in
 net assets.................  (5,341,511) (18,651,263) (25,483,625) (95,417,146) (50,262) (47,127)     78,024  (3,751,137)
Net assets at beginning
 of year....................  79,033,391   97,684,654  347,887,187  443,304,333  218,724  265,851  16,239,507  19,990,644
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
Net assets at end of year...  73,691,880   79,033,391  322,403,562  347,887,187  168,462  218,724  16,317,531  16,239,507
                             ===========  ===========  ===========  ===========  =======  =======  ==========  ==========
Change in units (note 5):
 Units purchased............   1,291,585      252,526    2,406,215    1,232,156      257      390      70,461      44,488
 Units redeemed.............  (2,495,993)  (1,287,066)  (6,955,188)  (5,474,877)  (2,503)  (3,175)   (197,854)   (195,500)
                             -----------  -----------  -----------  -----------  -------  -------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (1,204,408)  (1,034,540)  (4,548,973)  (4,242,721)  (2,246)  (2,785)   (127,393)   (151,012)
                             ===========  ===========  ===========  ===========  =======  =======  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                           Franklin Templeton Variable Insurance Products Trust (continued)
                             -------------------------------------------------------------------------------------------

                                Templeton Foreign      Templeton Foreign      Templeton Global       Templeton Growth
                                   VIP Fund --            VIP Fund --         Bond VIP Fund --          VIP Fund --
                                 Class 1 Shares         Class 2 Shares         Class 1 Shares         Class 2 Shares
                             ----------------------  --------------------  ---------------------  ----------------------
                                                                            Year ended December 31,
                             --------------------------------------------------------------------------------------------
                                2016        2015        2016       2015       2016       2015        2016        2015
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   49,234     178,892      1,742     15,857    (91,735)    550,136      46,838     112,375
 Net realized gain
   (loss) on investments....   (149,538)     22,102    (38,598)    19,106   (136,826)    (56,275)     51,406     319,011
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    387,141  (1,098,736)    75,524   (158,546)   321,035    (980,001)    188,113  (1,253,945)
 Capital gain
   distribution.............    118,187     285,957     18,455     39,083      5,684      41,905     354,190          --
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    405,024    (611,785)    57,123    (84,500)    98,158    (444,235)    640,547    (822,559)
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      3,725       3,756         --         --      2,195       1,100       2,016       5,815
 Death benefits.............      4,944     (85,562)    (8,147)    (2,487)     9,263     (42,332)    (32,189)      2,064
 Surrenders.................   (763,243) (1,039,295)   (82,484)  (167,407)  (664,942) (1,159,303)   (715,766)   (870,199)
 Administrative expenses....    (12,899)    (15,012)    (1,894)    (2,238)   (11,538)    (13,696)    (49,448)    (56,571)
 Transfers between
   subaccounts
   (including fixed
   account), net............    250,398     185,116    (31,103)    16,197   (253,273)   (526,990)   (562,906)   (544,858)
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (517,075)   (950,997)  (123,628)  (155,935)  (918,295) (1,741,221) (1,358,293) (1,463,749)
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (112,051) (1,562,782)   (66,505)  (240,435)  (820,137) (2,185,456)   (717,746) (2,286,308)
Net assets at beginning
 of year....................  7,415,156   8,977,938  1,101,444  1,341,879  7,467,999   9,653,455   9,516,040  11,802,348
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
Net assets at end of year... $7,303,105   7,415,156  1,034,939  1,101,444  6,647,862   7,467,999   8,798,294   9,516,040
                             ==========  ==========  =========  =========  =========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     52,955      65,170     40,546     14,328      9,283      15,553      82,207      84,829
 Units redeemed.............    (92,616)   (131,501)   (49,972)   (24,214)   (62,339)   (109,899)   (216,902)   (213,469)
                             ----------  ----------  ---------  ---------  ---------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (39,661)    (66,331)    (9,426)    (9,886)   (53,056)    (94,346)   (134,695)   (128,640)
                             ==========  ==========  =========  =========  =========  ==========  ==========  ==========

                              Goldman Sachs Variable
                                  Insurance Trust
                             ------------------------
                                   Goldman Sachs
                                 Government Money
                                  Market Fund --
                                  Service Shares
                             ------------------------

                             -------------------------
                                 2016         2015
                             -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................  (2,087,134)  (2,363,935)
 Net realized gain
   (loss) on investments....          --           --
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........          --           --
 Capital gain
   distribution.............          --           --
                             -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  (2,087,134)  (2,363,935)
                             -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............     252,019      498,839
 Death benefits............. (68,816,128) (96,339,842)
 Surrenders................. (46,886,522) (61,153,263)
 Administrative expenses....    (332,242)    (364,876)
 Transfers between
   subaccounts
   (including fixed
   account), net............ 111,673,309  140,727,446
                             -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (4,109,564) (16,631,696)
                             -----------  -----------
Increase (decrease) in
 net assets.................  (6,196,698) (18,995,631)
Net assets at beginning
 of year.................... 139,172,263  158,167,894
                             -----------  -----------
Net assets at end of year... 132,975,565  139,172,263
                             ===========  ===========
Change in units (note 5):
 Units purchased............  19,076,856   22,535,936
 Units redeemed............. (19,530,206) (24,274,787)
                             -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (453,350)  (1,738,851)
                             ===========  ===========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              Goldman Sachs Variable Insurance Trust (continued)    JPMorgan Insurance Trust
                              ------------------------------------------------   ------------------------------  ----------
                                                                                       JPMorgan             JPMorgan
                                Goldman Sachs Large        Goldman Sachs Mid        Insurance Trust     Insurance Trust
                                 Cap Value Fund --         Cap Value Fund --           Core Bond        Intrepid Mid Cap
                                Institutional Shares      Institutional Shares   Portfolio -- Class 1  Portfolio -- Class 1
                              -----------------------   -----------------------  --------------------  -------------------
                                                                        Year ended December 31,
                              ---------------------------------------------------------------------------------------------
                                  2016         2015        2016         2015        2016       2015      2016      2015
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $    45,445       (9,508)    (22,257)    (617,901)    30,293     93,894   (3,899)    (4,922)
   Net realized gain
     (loss) on
     investments.............    (251,364)      27,195     (68,173)     992,940    (16,795)   (18,683)  12,079     22,146
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........     817,230   (1,559,164)  4,736,554   (9,270,579)    (2,731)  (122,345) (12,795)  (105,153)
   Capital gain
     distribution............      74,358    1,012,068      24,259    3,433,814         --         --   36,847     58,796
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
       Increase
         (decrease) in
         net assets from
         operations..........     685,669     (529,409)  4,670,383   (5,461,726)    10,767    (47,134)  32,232    (29,133)
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
From capital
  transactions (note 4):
   Net premiums..............          --        8,100      36,279      329,519         --         --       --         --
   Death benefits............     (43,323)    (161,060)   (347,178)    (373,270)   (29,430)    (5,631)  (3,616)    (1,039)
   Surrenders................  (1,059,788)  (1,097,873) (3,331,700)  (5,674,191)  (351,878)  (595,319) (28,584)   (49,867)
   Administrative
     expenses................     (12,955)     (15,095)    (77,203)    (104,224)    (5,393)    (5,723)    (323)      (378)
   Transfers between
     subaccounts
     (including fixed
     account), net...........    (427,525)    (213,385)  7,883,927   (5,572,653)   284,630  1,333,256  (32,431)     6,153
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  (1,543,591)  (1,479,313)  4,164,125  (11,394,819)  (102,071)   726,583  (64,954)   (45,131)
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
Increase (decrease) in
  net assets.................    (857,922)  (2,008,722)  8,834,508  (16,856,545)   (91,304)   679,449  (32,722)   (74,264)
Net assets at beginning
  of year....................   8,322,079   10,330,801  43,126,700   59,983,245  3,858,936  3,179,487  364,883    439,147
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
Net assets at end of year.... $ 7,464,157    8,322,079  51,961,208   43,126,700  3,767,632  3,858,936  332,161    364,883
                              ===========   ==========  ==========  ===========  =========  =========  =======   ========
Change in units (note 5):
   Units purchased...........       8,512       10,835     495,792      249,920    133,448    133,574    9,497      2,752
   Units redeemed............    (108,152)    (101,710)   (209,215)    (698,707)  (140,825)   (80,689) (13,549)    (5,417)
                              -----------   ----------  ----------  -----------  ---------  ---------  -------   --------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........     (99,640)     (90,875)    286,577     (448,787)    (7,377)    52,885   (4,052)    (2,665)
                              ===========   ==========  ==========  ===========  =========  =========  =======   ========

                              ---------------------
                                  JPMorgan
                               Insurance Trust
                                Mid Cap Value
                              Portfolio -- Class 1
                              -------------------

                              -------------------
                                2016       2015
                               -------   -------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............    (786)      (735)
   Net realized gain
     (loss) on
     investments.............   5,146      6,073
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   2,246    (17,706)
   Capital gain
     distribution............   5,009      8,076
                               -------   -------
       Increase
         (decrease) in
         net assets from
         operations..........  11,615     (4,292)
                               -------   -------
From capital
  transactions (note 4):
   Net premiums..............      --         --
   Death benefits............      --         --
   Surrenders................  (9,319)    (9,090)
   Administrative
     expenses................    (360)      (375)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  (3,822)     2,571
                               -------   -------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (13,501)    (6,894)
                               -------   -------
Increase (decrease) in
  net assets.................  (1,886)   (11,186)
Net assets at beginning
  of year....................  96,564    107,750
                               -------   -------
Net assets at end of year....  94,678     96,564
                               =======   =======
Change in units (note 5):
   Units purchased...........      98        227
   Units redeemed............    (587)      (474)
                               -------   -------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (489)      (247)
                               =======   =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               JPMorgan Insurance Trust (continued)                                  Janus Aspen Series
                              -----------------------------------------  ---------------------------------------------------
                                  JPMorgan
                               Insurance Trust      JPMorgan Insurance
                               Small Cap Core        Trust U.S. Equity     Balanced Portfolio --     Balanced Portfolio --
                              Portfolio -- Class 1 Portfolio -- Class 1    Institutional Shares         Service Shares
                              -------------------  --------------------  ------------------------  ------------------------
                                                                            Year ended December 31,
                              ----------------------------------------------------------------------------------------------
                                2016       2015       2016       2015        2016         2015         2016         2015
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $ (2,125)     (104)    (10,402)    (8,857)     562,985      129,006      143,262     (513,411)
   Net realized gain
     (loss) on
     investments.............    4,951        46     141,359    121,243    1,563,592    2,740,209    2,229,399    3,287,226
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   34,607    (1,258)    (69,312)  (179,600)  (1,147,616)  (6,445,565)  (1,458,305)  (8,518,799)
   Capital gain
     distribution............      607       788      39,060     59,012    1,090,811    2,951,694    1,512,829    4,101,244
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
       Increase
         (decrease) in
         net assets from
         operations..........   38,040      (528)    100,705     (8,202)   2,069,772     (624,656)   2,427,185   (1,643,740)
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
From capital
  transactions (note 4):
   Net premiums..............       --        --          --         --       19,027       15,703      659,032      387,665
   Death benefits............       --        --     (10,734)    (3,076)  (1,372,397)  (1,578,680)    (314,270)    (141,724)
   Surrenders................  (11,023)       --     (95,706)  (161,432)  (8,800,644) (11,115,285) (10,834,740) (11,991,575)
   Administrative
     expenses................     (160)      (12)     (1,688)    (1,164)    (111,752)    (123,162)    (470,078)    (509,069)
   Transfers between
     subaccounts
     (including fixed
     account), net...........  197,065        --      45,065     38,324   (1,005,082)   1,073,605   (3,006,241)  (4,013,985)
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........  185,882       (12)    (63,063)  (127,348) (11,270,848) (11,727,819) (13,966,297) (16,268,688)
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
Increase (decrease) in
  net assets.................  223,922      (540)     37,642   (135,550)  (9,201,076) (12,352,475) (11,539,112) (17,912,428)
Net assets at beginning
  of year....................    7,393     7,933   1,158,166  1,293,716   80,984,139   93,336,614  115,047,604  132,960,032
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
Net assets at end of year.... $231,315     7,393   1,195,808  1,158,166   71,783,063   80,984,139  103,508,492  115,047,604
                               ========   ======   =========  =========  ===========  ===========  ===========  ===========
Change in units (note 5):
   Units purchased...........   15,879        --      30,415     10,882       74,415      155,277      805,237      450,270
   Units redeemed............   (2,942)       --     (33,726)   (17,828)    (393,955)    (497,876)  (1,594,294)  (1,361,308)
                               --------   ------   ---------  ---------  -----------  -----------  -----------  -----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   12,937        --      (3,311)    (6,946)    (319,540)    (342,599)    (789,057)    (911,038)
                               ========   ======   =========  =========  ===========  ===========  ===========  ===========

                              -----------------------


                              Enterprise Portfolio --
                               Institutional Shares
                              ----------------------

                              -----------------------
                                 2016        2015
                              ----------  ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............   (583,883)   (402,499)
   Net realized gain
     (loss) on
     investments.............  2,793,016   3,463,218
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... (1,116,901) (6,988,545)
   Capital gain
     distribution............  3,561,098   5,346,662
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........  4,653,330   1,418,836
                              ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............      7,922      53,690
   Death benefits............   (211,917)   (190,879)
   Surrenders................ (5,265,262) (5,531,900)
   Administrative
     expenses................    (69,938)    (72,386)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (397,295)   (716,516)
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (5,936,490) (6,457,991)
                              ----------  ----------
Increase (decrease) in
  net assets................. (1,283,160) (5,039,155)
Net assets at beginning
  of year.................... 46,516,245  51,555,400
                              ----------  ----------
Net assets at end of year.... 45,233,085  46,516,245
                              ==========  ==========
Change in units (note 5):
   Units purchased...........     46,628      32,929
   Units redeemed............   (205,278)   (200,190)
                              ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (158,650)   (167,261)
                              ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                          Janus Aspen Series (continued)
                              ------------------------------------------------------------------------------------------------
                                                             Flexible
                              Enterprise Portfolio --    Bond Portfolio --      Forty Portfolio --       Forty Portfolio --
                                  Service Shares       Institutional Shares    Institutional Shares        Service Shares
                              ---------------------   ----------------------  ----------------------  -----------------------
                                                                              Year ended December 31,
                              ------------------------------------------------------------------------------------------------
                                 2016         2015       2016        2015        2016        2015         2016        2015
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (70,611)    (51,526)    219,365     149,444    (499,034)   (577,373)    (782,356)   (801,123)
   Net realized gain
     (loss) on
     investments.............    183,033     282,204     (72,693)    (58,917)    149,583   1,222,856   (1,939,882)  1,059,380
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    (56,660)   (668,127)     54,178    (352,315) (4,028,245) (4,411,695)  (3,954,748) (4,701,744)
   Capital gain
     distribution............    387,369     551,666          --      81,418   4,527,856   7,770,162    6,920,071   9,314,937
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    443,131     114,217     200,850    (180,370)    150,160   4,003,950      243,085   4,871,450
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
From capital
  transactions (note 4):
   Net premiums..............      1,097         847       4,690       1,809      28,737      20,189      448,710     218,084
   Death benefits............     52,943    (114,121)    (91,482)    574,552    (970,812)   (257,738)     (39,902)    (61,494)
   Surrenders................   (377,431)   (417,763) (1,748,446) (3,333,710) (3,776,898) (4,098,950)  (4,989,301) (5,519,947)
   Administrative
     expenses................     (8,325)     (7,646)    (23,137)    (24,301)    (54,512)    (61,206)    (323,500)   (296,030)
   Transfers between
     subaccounts
     (including fixed
     account), net...........    (45,899)    289,635      71,333   1,179,652    (281,196) (1,178,211)  (7,051,421)  1,879,418
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (377,615)   (249,048) (1,787,042) (1,601,998) (5,054,681) (5,575,916) (11,955,414) (3,779,969)
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
Increase (decrease) in
  net assets.................     65,516    (134,831) (1,586,192) (1,782,368) (4,904,521) (1,571,966) (11,712,329)  1,091,481
Net assets at beginning
  of year....................  4,758,084   4,892,915  16,464,418  18,246,786  37,280,557  38,852,523   48,726,862  47,635,381
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
Net assets at end of year.... $4,823,600   4,758,084  14,878,226  16,464,418  32,376,036  37,280,557   37,014,533  48,726,862
                              ==========   =========  ==========  ==========  ==========  ==========  ===========  ==========
Change in units (note 5):
   Units purchased...........     23,654      27,069      45,155     104,323      37,253      39,696      653,842     455,834
   Units redeemed............    (50,936)    (46,739)   (122,045)   (172,209)   (191,243)   (218,448)  (1,182,061)   (831,630)
                              ----------   ---------  ----------  ----------  ----------  ----------  -----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (27,282)    (19,670)    (76,890)    (67,886)   (153,990)   (178,752)    (528,219)   (375,796)
                              ==========   =========  ==========  ==========  ==========  ==========  ===========  ==========

                              ----------------------
                                  Global Research
                                   Portfolio --
                               Institutional Shares
                              ----------------------

                              ----------------------
                                 2016        2015
                              ----------  ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............   (134,644)   (381,485)
   Net realized gain
     (loss) on
     investments.............  1,476,408   2,111,063
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... (1,175,004) (3,302,145)
   Capital gain
     distribution............         --          --
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations..........    166,760  (1,572,567)
                              ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............     48,246      15,211
   Death benefits............   (417,202)   (382,765)
   Surrenders................ (4,011,386) (4,699,154)
   Administrative
     expenses................    (54,168)    (61,558)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (772,210)   (648,541)
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (5,206,720) (5,776,807)
                              ----------  ----------
Increase (decrease) in
  net assets................. (5,039,960) (7,349,374)
Net assets at beginning
  of year.................... 45,357,006  52,706,380
                              ----------  ----------
Net assets at end of year.... 40,317,046  45,357,006
                              ==========  ==========
Change in units (note 5):
   Units purchased...........     29,381      28,148
   Units redeemed............   (239,430)   (246,114)
                              ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........   (210,049)   (217,966)
                              ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                        Janus Aspen Series (continued)
                              -------------------------------------------------------------------------------------------
                                 Global Research       Global Technology
                                   Portfolio --           Portfolio --        Janus Portfolio --     Janus Portfolio --
                                  Service Shares         Service Shares      Institutional Shares      Service Shares
                              ---------------------  ---------------------  ----------------------  --------------------
                                                                            Year ended December 31,
                              -------------------------------------------------------------------------------------------
                                 2016        2015       2016       2015        2016        2015        2016       2015
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (21,644)   (45,514)   (78,021)    (89,651)   (382,417)   (402,420)   (43,234)   (47,372)
   Net realized gain
     (loss) on
     investments.............    155,191    269,404    214,026     439,122   1,278,296   2,371,484    130,205    247,829
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........   (128,227)  (362,217)   311,594  (1,005,169) (4,078,605) (9,118,331)  (361,953)  (823,343)
   Capital gain
     distribution............         --         --    205,287     846,737   2,637,466   9,190,026    230,278    778,277
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         operations..........      5,320   (138,327)   652,886     191,039    (545,260)  2,040,759    (44,704)   155,391
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
From capital
  transactions (note 4):
   Net premiums..............     12,945    (21,254)     2,277      61,945      28,638      17,830         14      7,276
   Death benefits............   (148,776)   (16,597)    78,234     (48,715)   (936,019)   (345,091)    70,099   (283,195)
   Surrenders................   (310,756)  (447,547)  (572,262)   (791,637) (5,233,888) (5,116,257)  (389,169)  (337,828)
   Administrative
     expenses................     (5,629)    (6,455)   (13,189)    (13,446)    (66,291)    (72,204)    (6,230)    (6,794)
   Transfers between
     subaccounts
     (including fixed
     account), net...........     27,317   (185,368)    90,170    (148,339)   (677,905)   (270,142)  (106,646)    17,370
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (424,899)  (677,221)  (414,770)   (940,192) (6,885,465) (5,785,864)  (431,932)  (603,171)
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
Increase (decrease) in
  net assets.................   (419,579)  (815,548)   238,116    (749,153) (7,430,725) (3,745,105)  (476,636)  (447,780)
Net assets at beginning
  of year....................  3,803,658  4,619,206  5,655,018   6,404,171  47,984,020  51,729,125  3,905,334  4,353,114
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
Net assets at end of year.... $3,384,079  3,803,658  5,893,134   5,655,018  40,553,295  47,984,020  3,428,698  3,905,334
                              ==========  =========  =========  ==========  ==========  ==========  =========  =========
Change in units (note 5):
   Units purchased...........     12,037      9,522     74,135      75,301      29,098      34,058     25,408      6,566
   Units redeemed............    (62,000)   (83,442)  (123,585)   (193,237)   (304,022)   (265,523)   (64,085)   (60,373)
                              ----------  ---------  ---------  ----------  ----------  ----------  ---------  ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (49,963)   (73,920)   (49,450)   (117,936)   (274,924)   (231,465)   (38,677)   (53,807)
                              ==========  =========  =========  ==========  ==========  ==========  =========  =========

                              -----------------------

                               Overseas Portfolio --
                               Institutional Shares
                              ----------------------

                              -----------------------
                                 2016        2015
                              ----------  ----------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)...............    699,510    (263,631)
   Net realized gain
     (loss) on
     investments............. (1,625,403) (1,471,712)
   Change in unrealized
     appreciation
     (depreciation)
     on investments.......... (1,774,392) (1,971,347)
   Capital gain
     distribution............    677,839     864,746
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         operations.......... (2,022,446) (2,841,944)
                              ----------  ----------
From capital
  transactions (note 4):
   Net premiums..............      6,056      14,643
   Death benefits............   (218,290)   (252,808)
   Surrenders................ (1,635,397) (3,533,862)
   Administrative
     expenses................    (35,546)    (42,488)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (244,799)   (490,521)
                              ----------  ----------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........ (2,127,976) (4,305,036)
                              ----------  ----------
Increase (decrease) in
  net assets................. (4,150,422) (7,146,980)
Net assets at beginning
  of year.................... 25,441,519  32,588,499
                              ----------  ----------
Net assets at end of year.... 21,291,097  25,441,519
                              ==========  ==========
Change in units (note 5):
   Units purchased...........     28,419      54,967
   Units redeemed............   (117,158)   (200,363)
                              ----------  ----------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (88,739)   (145,396)
                              ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Janus Aspen Series
                                   (continued)                                  Legg Mason Partners Variable Equity Trust
                             ----------------------  -----------------------------------------------------------------------
                                                       ClearBridge Variable     ClearBridge Variable   ClearBridge Variable
                              Overseas Portfolio --      Aggressive Growth       Dividend Strategy      Dividend Strategy
                                 Service Shares        Portfolio -- Class II    Portfolio -- Class I  Portfolio -- Class II
                             ----------------------  ------------------------  ---------------------  ---------------------
                                                                             Year ended December 31,
                             -----------------------------------------------------------------------------------------------
                                 2016        2015        2016         2015        2016       2015        2016       2015
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    82,029    (43,907)    (132,844)    (557,873)     3,902       9,694    (13,441)    (25,834)
 Net realized gain
   (loss) on investments....    (252,135)   (18,250)  (2,191,325)     903,777    285,945     396,603    349,762     474,773
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (231,935)  (483,307)     905,002   (3,605,447)   301,111    (692,656)   375,470    (918,428)
 Capital gain
   distribution.............      85,617    126,533      407,496    2,367,479         --          --         --          --
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
    Increase (decrease)
     in net assets from
     operations.............    (316,424)  (418,931)  (1,011,671)    (892,064)   590,958    (286,359)   711,791    (469,489)
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
From capital
 transactions (note 4):
 Net premiums...............          --         --      135,504      586,305     49,995      21,109      1,099          --
 Death benefits.............      (3,989)   (30,181)      48,330      (52,068)  (189,587)     (7,378)    (6,924)      7,249
 Surrenders.................    (718,002)  (352,441)    (993,684)  (2,696,743)  (552,674)   (777,538)  (901,025)   (668,164)
 Administrative expenses....      (5,773)    (9,471)     (35,776)    (129,778)    (8,775)     (9,939)   (12,381)    (10,548)
 Transfers between
   subaccounts
   (including fixed
   account), net............    (169,091)  (164,852) (12,308,223)  (8,263,944)   411,960    (552,118) 2,914,945    (856,395)
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...    (896,855)  (556,945) (13,153,849) (10,556,228)  (289,081) (1,325,864) 1,995,714  (1,527,858)
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
Increase (decrease) in
 net assets.................  (1,213,279)  (975,876) (14,165,520) (11,448,292)   301,877  (1,612,223) 2,707,505  (1,997,347)
Net assets at beginning
 of year....................   3,539,264  4,515,140   21,894,949   33,343,241  4,556,960   6,169,183  5,673,691   7,671,038
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
Net assets at end of year... $ 2,325,985  3,539,264    7,729,429   21,894,949  4,858,837   4,556,960  8,381,196   5,673,691
                             ===========  =========  ===========  ===========  =========  ==========  =========  ==========
Change in units (note 5):
 Units purchased............          --          3      224,086      281,493     84,032      28,073    248,195      51,263
 Units redeemed.............     (86,561)   (39,581)    (714,083)    (640,685)  (104,248)   (122,055)  (118,023)   (170,782)
                             -----------  ---------  -----------  -----------  ---------  ----------  ---------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (86,561)   (39,578)    (489,997)    (359,192)   (20,216)    (93,982)   130,172    (119,519)
                             ===========  =========  ===========  ===========  =========  ==========  =========  ==========


                             -----------------------
                              ClearBridge Variable
                                 Large Cap Value
                              Portfolio -- Class I
                             ----------------------

                             -----------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     (3,690)    (20,939)
 Net realized gain
   (loss) on investments....   (513,013)   (168,047)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  1,676,323  (1,631,836)
 Capital gain
   distribution.............    303,108     797,785
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  1,462,728  (1,023,037)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      4,184     486,885
 Death benefits.............   (106,437)   (100,303)
 Surrenders................. (1,488,820) (1,707,646)
 Administrative expenses....    (39,930)    (60,543)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (3,601,658) (5,333,537)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (5,232,661) (6,715,144)
                             ----------  ----------
Increase (decrease) in
 net assets................. (3,769,933) (7,738,181)
Net assets at beginning
 of year.................... 18,994,268  26,732,449
                             ----------  ----------
Net assets at end of year... 15,224,335  18,994,268
                             ==========  ==========
Change in units (note 5):
 Units purchased............     48,453     130,729
 Units redeemed.............   (520,842)   (721,681)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (472,389)   (590,952)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                             MFS(R) Variable Insurance Trust
                             ----------------------------------------------------------------------------------------------

                                MFS(R) Investors      MFS(R) New Discovery        MFS(R) Total          MFS(R) Utilities
                                 Trust Series --            Series --           Return Series --            Series --
                              Service Class Shares    Service Class Shares    Service Class Shares    Service Class Shares
                             ----------------------  ----------------------  ----------------------  ----------------------


                                                                      Year ended December 31,
                             -----------------------------------------------------------------------------------------------
                                2016        2015        2016        2015        2016        2015        2016        2015
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  (53,462)    (55,328)   (190,969)   (244,803)    383,502     229,219     366,844     486,509
 Net realized gain
   (loss) on investments....    215,218     408,612    (316,065)    (66,045)  1,655,255   1,861,503     307,230     744,859
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (415,337) (1,122,348)    706,160    (637,690)   (569,702) (5,274,688)    914,355  (6,042,829)
 Capital gain
   distribution.............    597,647     676,547     594,759     508,322   1,593,507   1,946,560     425,160   1,432,256
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    344,066     (92,517)    793,885    (440,216)  3,062,562  (1,237,406)  2,013,589  (3,379,205)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      2,614       2,879       2,815      13,269     214,943     202,158      79,175      13,330
 Death benefits.............     (9,558)    (48,501)     58,263     (70,808)    (45,730)    (83,195)    (86,710)    (50,606)
 Surrenders.................   (625,004)   (934,782) (1,522,087) (1,471,065) (6,169,362) (5,578,801) (1,572,548) (2,038,687)
 Administrative expenses....    (12,739)    (14,083)    (27,715)    (35,441)   (212,580)   (214,255)    (57,423)    (63,133)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (123,380)    (42,730)   (665,942) (2,186,504)  3,719,429  (1,136,324)   (925,699) (1,011,807)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (768,067) (1,037,217) (2,154,666) (3,750,549) (2,493,300) (6,810,417) (2,563,205) (3,150,903)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................   (424,001) (1,129,734) (1,360,781) (4,190,765)    569,262  (8,047,823)   (549,616) (6,530,108)
Net assets at beginning
 of year....................  5,732,898   6,862,632  13,661,793  17,852,558  47,610,903  55,658,726  17,321,506  23,851,614
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year... $5,308,897   5,732,898  12,301,012  13,661,793  48,180,165  47,610,903  16,771,890  17,321,506
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............      7,021       2,179      32,013      33,408     656,771     235,278     204,468      48,341
 Units redeemed.............    (56,492)    (68,860)   (158,941)   (240,444)   (840,047)   (725,458)   (294,043)   (167,150)
                             ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (49,471)    (66,681)   (126,928)   (207,036)   (183,276)   (490,180)    (89,575)   (118,809)
                             ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

                                 MFS(R) Variable
                               Insurance Trust II
                             ----------------------
                              MFS(R) Massachusetts
                                Investors Growth
                               Stock Portfolio --
                              Service Class Shares
                             ----------------------
                                        Period from
                                        March 27 to
                                        December 31,
                             ---------- ------------
                                2016        2015
                             ---------  ------------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (88,334)    (58,267)
 Net realized gain
   (loss) on investments....  (119,635)    (48,667)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (370,071)   (585,922)
 Capital gain
   distribution.............   880,331     469,411
                             ---------   ---------
    Increase (decrease)
     in net assets from
     operations.............   302,291    (223,445)
                             ---------   ---------
From capital
 transactions (note 4):
 Net premiums...............    15,148       4,450
 Death benefits.............    29,457      (8,414)
 Surrenders.................  (769,573)   (792,702)
 Administrative expenses....   (15,415)    (13,187)
 Transfers between
   subaccounts
   (including fixed
   account), net............   499,610   8,350,406
                             ---------   ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (240,773)  7,540,553
                             ---------   ---------
Increase (decrease) in
 net assets.................    61,518   7,317,108
Net assets at beginning
 of year.................... 7,317,108          --
                             ---------   ---------
Net assets at end of year... 7,378,626   7,317,108
                             =========   =========
Change in units (note 5):
 Units purchased............    94,789     857,916
 Units redeemed.............  (118,887)   (105,145)
                             ---------   ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (24,098)    752,771
                             =========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             MFS(R) Variable
                             Insurance Trust II
                               (continued)                                      Oppenheimer Variable Account Funds
                             -----------------    -----------------------------------------------------------------------
                                                                                                        Oppenheimer
                             MFS(R) Strategic       Oppenheimer Capital     Oppenheimer Capital        Conservative
                             Income Portfolio --   Appreciation Fund/VA   Appreciation Fund/VA --   Balanced Fund/VA --
                             Service Class Shares  -- Non-Service Shares      Service Shares        Non-Service Shares
                             -----------------    ----------------------  ----------------------  ----------------------
                                                                         Year ended December 31,
                             --------------------------------------------------------------------------------------------
                               2016       2015       2016        2015        2016        2015        2016        2015
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   467        885     (287,508)   (461,966)    (71,036)    (97,515)    116,614     109,714
 Net realized gain
   (loss) on investments....     (30)       (55)     755,026   2,106,001     159,748     428,170      94,810     151,693
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   1,562     (1,619)  (4,780,905) (7,042,594)   (832,250) (1,358,340)    219,468    (309,594)
 Capital gain
   distribution.............      --         --    3,025,154   6,197,550     510,556   1,136,745          --          --
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   1,999       (789)  (1,288,233)    798,991    (232,982)    109,060     430,892     (48,187)
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      --         --       11,903      19,117      10,591       7,027      56,820         167
 Death benefits.............      --         --     (959,888)   (235,305)    (85,656)    (12,473)   (233,964)   (162,023)
 Surrenders.................    (320)    (6,116)  (2,446,208) (3,199,482)   (528,437)   (595,573) (1,097,351) (1,701,211)
 Administrative expenses....    (182)       (87)     (35,830)    (41,045)    (26,541)    (31,173)    (15,169)    (15,433)
 Transfers between
   subaccounts
   (including fixed
   account), net............   9,318        255     (385,652) (1,311,758)   (515,298)   (219,375)    408,790      21,867
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   8,816     (5,948)  (3,815,675) (4,768,473) (1,145,341)   (851,567)   (880,874) (1,856,633)
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets.................  10,815     (6,737)  (5,103,908) (3,969,482) (1,378,323)   (742,507)   (449,982) (1,904,820)
Net assets at beginning
 of year....................  21,303     28,040   32,998,303  36,967,785   5,763,845   6,506,352  11,607,934  13,512,754
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
Net assets at end of year... $32,118     21,303   27,894,395  32,998,303   4,385,522   5,763,845  11,157,952  11,607,934
                             =======     ======   ==========  ==========  ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     967         52       23,855      23,524      30,490      33,152      37,027      45,562
 Units redeemed.............     (79)      (629)    (124,931)   (136,619)    (97,646)    (77,421)    (63,908)   (103,809)
                             -------     ------   ----------  ----------  ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     888       (577)    (101,076)   (113,095)    (67,156)    (44,269)    (26,881)    (58,247)
                             =======     ======   ==========  ==========  ==========  ==========  ==========  ==========



                             -----------------------
                                   Oppenheimer
                                  Conservative
                               Balanced Fund/VA --
                                 Service Shares
                             ----------------------

                             ---------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................     55,490      16,744
 Net realized gain
   (loss) on investments....    650,307     686,660
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    (38,453)   (992,089)
 Capital gain
   distribution.............         --          --
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............    667,344    (288,685)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     16,249     163,100
 Death benefits.............    (15,105)    (79,168)
 Surrenders................. (3,075,275) (2,266,287)
 Administrative expenses....   (101,039)    (94,719)
 Transfers between
   subaccounts
   (including fixed
   account), net............  2,452,515  (1,278,772)
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...   (722,655) (3,555,846)
                             ----------  ----------
Increase (decrease) in
 net assets.................    (55,311) (3,844,531)
Net assets at beginning
 of year.................... 22,062,538  25,907,069
                             ----------  ----------
Net assets at end of year... 22,007,227  22,062,538
                             ==========  ==========
Change in units (note 5):
 Units purchased............    574,772     199,766
 Units redeemed.............   (634,572)   (546,617)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (59,800)   (346,851)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                 Oppenheimer Variable Account Funds (continued)
                             ------------------------------------------------------------------------------------------------
                                                            Oppenheimer            Oppenheimer
                                 Oppenheimer Core        Discovery Mid Cap      Discovery Mid Cap      Oppenheimer Global
                                 Bond Fund/VA --         Growth Fund/VA --      Growth Fund/VA --      Fund/VA -- Service
                                Non-Service Shares      Non-Service Shares       Service Shares              Shares
                             -----------------------  ----------------------  --------------------  ------------------------
                                                                            Year ended December 31,
                             ------------------------------------------------------------------------------------------------
                                 2016        2015        2016        2015        2016       2015        2016         2015
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   251,746     331,570    (319,538)   (364,474)  (103,566)   (56,191)    (604,834)    (616,330)
 Net realized gain
   (loss) on investments....    (267,573)   (246,106)  1,195,889   1,671,003     45,194    229,594    1,115,606    5,451,051
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     229,844    (132,886) (2,538,535) (2,289,365)  (482,678)  (377,527)  (9,810,199)  (8,859,271)
 Capital gain
   distribution.............          --          --   1,838,508   2,364,564    555,590    270,251    6,147,424    6,868,649
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............     214,017     (47,422)    176,324   1,381,728     14,540     66,127   (3,152,003)   2,844,099
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............       4,650       2,450      15,351      33,016    164,402      7,337      572,057    1,388,694
 Death benefits.............    (253,976)    (97,173)   (218,525)    (98,632)   (32,190)     2,073     (201,800)    (463,779)
 Surrenders.................  (1,367,155) (1,957,863) (2,489,885) (2,675,700)  (427,719)  (308,797)  (7,028,631)  (9,515,351)
 Administrative expenses....     (21,567)    (21,440)    (25,859)    (28,571)   (31,905)   (14,469)    (501,643)    (630,495)
 Transfers between
   subaccounts
   (including fixed
   account), net............     323,312     458,453    (775,909)    244,261   (594,043) 4,582,091  (22,745,386)  (1,646,286)
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (1,314,736) (1,615,573) (3,494,827) (2,525,626)  (921,455) 4,268,235  (29,905,403) (10,867,217)
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
Increase (decrease) in
 net assets.................  (1,100,719) (1,662,995) (3,318,503) (1,143,898)  (906,915) 4,334,362  (33,057,406)  (8,023,118)
Net assets at beginning
 of year....................  11,554,248  13,217,243  25,560,675  26,704,573  7,457,130  3,122,768  100,044,387  108,067,505
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
Net assets at end of year... $10,453,529  11,554,248  22,242,172  25,560,675  6,550,215  7,457,130   66,986,981  100,044,387
                             ===========  ==========  ==========  ==========  =========  =========  ===========  ===========
Change in units (note 5):
 Units purchased............      66,056      88,603      18,047      48,260     28,668    219,682      797,491      734,239
 Units redeemed.............    (132,260)   (179,133)    (95,754)   (110,122)   (71,132)   (31,161)  (2,594,440)  (1,384,260)
                             -----------  ----------  ----------  ----------  ---------  ---------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........     (66,204)    (90,530)    (77,707)    (61,862)   (42,464)   188,521   (1,796,949)    (650,021)
                             ===========  ==========  ==========  ==========  =========  =========  ===========  ===========

                             ---------------------
                              Oppenheimer Global
                               Strategic Income
                                Fund/VA -- Non-
                                Service Shares
                             --------------------

                             ---------------------
                                2016       2015
                             ---------  ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   146,586    200,154
 Net realized gain
   (loss) on investments....   (92,397)   (53,621)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   148,225   (299,646)
 Capital gain
   distribution.............        --         --
                             ---------  ---------
    Increase (decrease)
     in net assets from
     operations.............   202,414   (153,113)
                             ---------  ---------
From capital
 transactions (note 4):
 Net premiums...............    89,938      5,680
 Death benefits.............   (25,492)  (131,754)
 Surrenders.................  (431,443)  (480,820)
 Administrative expenses....    (6,319)    (6,752)
 Transfers between
   subaccounts
   (including fixed
   account), net............  (108,907)    95,901
                             ---------  ---------
    Increase (decrease)
     in net assets from
     capital transactions...  (482,223)  (517,745)
                             ---------  ---------
Increase (decrease) in
 net assets.................  (279,809)  (670,858)
Net assets at beginning
 of year.................... 4,079,834  4,750,692
                             ---------  ---------
Net assets at end of year... 3,800,025  4,079,834
                             =========  =========
Change in units (note 5):
 Units purchased............    37,779     26,847
 Units redeemed.............   (85,241)   (77,864)
                             ---------  ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (47,462)   (51,017)
                             =========  =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                Oppenheimer Variable Account Funds (continued)      PIMCO Variable Insurance Trust
                             ---------------------------------------------------  ----------------------------------  -----------
                                                                                                          Foreign Bond Portfolio
                                  Oppenheimer Main       Oppenheimer Main Street                          (U.S. Dollar Hedged) --
                                 Street Fund/VA --       Small Cap Fund(R)/VA --  All Asset Portfolio --     Administrative
                                   Service Shares            Service Shares        Advisor Class Shares       Class Shares
                             -------------------------  ------------------------  ----------------------  ----------------------
                                                                               Year ended December 31,
                             ----------------------------------------------------------------------------------------------------
                                 2016          2015         2016         2015        2016        2015        2016        2015
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $   (954,426)    (972,394)    (748,296)    (707,888)     65,481     144,937     (5,303)     50,690
 Net realized gain
   (loss) on investments....    4,926,044    7,823,068    1,843,069    4,052,857    (572,433)   (228,399)    32,157      54,269
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (5,092,562) (19,670,672)   4,636,999  (18,018,659)  1,155,002    (917,164)   123,172    (176,208)
 Capital gain
   distribution.............    9,706,992   14,380,264    2,209,013    9,930,250          --          --     11,619      17,447
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
    Increase (decrease)
     in net assets from
     operations.............    8,586,048    1,560,266    7,940,785   (4,743,440)    648,050  (1,000,626)   161,645     (53,802)
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
From capital
 transactions (note 4):
 Net premiums...............      307,913      445,912      348,767    1,271,614      81,797      55,915         31       2,556
 Death benefits.............      (91,215)    (249,386)     (69,575)    (372,769)     19,529      23,206     (9,220)     46,784
 Surrenders.................  (10,210,224) (10,424,483)  (4,861,853)  (6,879,552)   (720,638) (1,269,241)  (327,227)   (437,980)
 Administrative expenses....     (746,681)    (652,906)    (384,871)    (444,131)    (32,141)    (31,958)    (5,362)     (6,748)
 Transfers between
   subaccounts
   (including fixed
   account), net............   29,291,102   (5,422,605)  (9,330,793)  (5,981,214)   (560,291)   (615,668)  (139,424)   (158,705)
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
    Increase (decrease)
     in net assets from
     capital transactions...   18,550,895  (16,303,468) (14,298,325) (12,406,052) (1,211,744) (1,837,746)  (481,202)   (554,093)
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
Increase (decrease) in
 net assets.................   27,136,943  (14,743,202)  (6,357,540) (17,149,492)   (563,694) (2,838,372)  (319,557)   (607,895)
Net assets at beginning
 of year....................   85,090,432   99,833,634   56,931,953   74,081,445   8,051,754  10,890,126  3,443,822   4,051,717
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
Net assets at end of year... $112,227,375   85,090,432   50,574,413   56,931,953   7,488,060   8,051,754  3,124,265   3,443,822
                             ============  ===========  ===========  ===========  ==========  ==========  =========   =========
Change in units (note 5):
 Units purchased............    2,905,518      391,858      562,798      428,539     404,079      23,090      3,858      25,419
 Units redeemed.............   (1,696,283)  (1,459,482)  (1,417,247)    (930,483)   (510,638)   (158,554)   (28,685)    (54,873)
                             ------------  -----------  -----------  -----------  ----------  ----------  ---------   ---------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    1,209,235   (1,067,624)    (854,449)    (501,944)   (106,559)   (135,464)   (24,827)    (29,454)
                             ============  ===========  ===========  ===========  ==========  ==========  =========   =========

                             -------------------------

                             High Yield Portfolio --
                                  Administrative
                                   Class Shares
                             -----------------------

                             ------------------------
                                 2016        2015
                             -----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   2,348,526   3,079,135
 Net realized gain
   (loss) on investments....  (1,548,108)    434,503
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   6,370,760  (8,274,336)
 Capital gain
   distribution.............          --   1,352,540
                             -----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   7,171,178  (3,408,158)
                             -----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     169,103     364,887
 Death benefits.............    (207,060)   (261,355)
 Surrenders.................  (6,967,266) (9,862,586)
 Administrative expenses....    (408,971)   (517,853)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (35,323,737) 13,356,305
                             -----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (42,737,931)  3,079,398
                             -----------  ----------
Increase (decrease) in
 net assets................. (35,566,753)   (328,760)
Net assets at beginning
 of year....................  83,623,712  83,952,472
                             -----------  ----------
Net assets at end of year...  48,056,959  83,623,712
                             ===========  ==========
Change in units (note 5):
 Units purchased............     862,827   2,160,046
 Units redeemed.............  (3,575,766) (1,755,517)
                             -----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........  (2,712,939)    404,529
                             ===========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                              PIMCO Variable Insurance Trust (continued)
                             ----------------------------------------------------------------------------
                                  Long-Term U.S.             Low Duration              Total Return
                             Government Portfolio --         Portfolio --              Portfolio --
                                  Administrative            Administrative            Administrative
                                   Class Shares              Class Shares              Class Shares
                             -----------------------  -------------------------  ------------------------
                                                                                Year ended December 31,
                             -----------------------------------------------------------------------------
                                 2016        2015         2016         2015          2016         2015
                             -----------  ----------  -----------  ------------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    97,640      91,234     (124,958)    1,152,413    1,184,259    9,826,844
 Net realized gain
   (loss) on investments....      66,863      50,561     (908,100)    1,976,848   (3,007,743)     (53,775)
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  (3,486,410)   (646,328)     925,396    (3,816,423)   5,523,054  (17,618,909)
 Capital gain
   distribution.............          --          --           --            --           --    3,090,767
                             -----------  ----------  -----------  ------------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............  (3,321,907)   (504,533)    (107,662)     (687,162)   3,699,570   (4,755,073)
                             -----------  ----------  -----------  ------------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      80,662     106,627      470,041       511,876      583,732    1,647,986
 Death benefits.............    (154,164)    (36,847)     588,218      (277,499)  (1,106,426)    (678,788)
 Surrenders.................  (3,444,260) (2,688,263)  (7,396,168)  (13,534,238) (30,384,515) (36,091,165)
 Administrative expenses....    (133,645)    (59,437)    (457,822)     (820,654)  (1,710,536)  (1,687,270)
 Transfers between
   subaccounts
   (including fixed
   account), net............  26,500,529    (473,070) (24,592,017)  (93,289,937) (11,117,004)  65,929,446
                             -----------  ----------  -----------  ------------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  22,849,122  (3,150,990) (31,387,748) (107,410,452) (43,734,749)  29,120,209
                             -----------  ----------  -----------  ------------  -----------  -----------
Increase (decrease) in
 net assets.................  19,527,215  (3,655,523) (31,495,410) (108,097,614) (40,035,179)  24,365,136
Net assets at beginning
 of year....................  17,253,230  20,908,753   76,352,281   184,449,895  284,509,972  260,144,836
                             -----------  ----------  -----------  ------------  -----------  -----------
Net assets at end of year... $36,780,445  17,253,230   44,856,871    76,352,281  244,474,793  284,509,972
                             ===========  ==========  ===========  ============  ===========  ===========
Change in units (note 5):
 Units purchased............   1,405,546      66,204    2,857,635     1,082,796    3,373,076    7,077,431
 Units redeemed.............    (258,502)   (211,956)  (5,564,269)  (10,200,962)  (6,148,724)  (4,834,614)
                             -----------  ----------  -----------  ------------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   1,147,044    (145,752)  (2,706,634)   (9,118,166)  (2,775,648)   2,242,817
                             ===========  ==========  ===========  ============  ===========  ===========

                                                      State Street Variable
                                                        Insurance Series
                              Rydex Variable Trust         Funds, Inc.
                             ----------------------  ----------------------

                                                        Core Value Equity
                                    NASDAQ --            V.I.S. Fund --
                                   100(R) Fund           Class 1 Shares
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2016        2015        2016        2015
                             ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................    (83,605)    (97,173)    (59,508)    (87,594)
 Net realized gain
   (loss) on investments....   (403,097)    350,462      23,844     227,834
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (928,057)   (463,930)    574,015  (2,108,295)
 Capital gain
   distribution.............    551,622     322,546     460,808   1,150,233
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (863,137)    111,905     999,159    (817,822)
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     38,799       2,911      17,043      29,269
 Death benefits.............   (145,947)    (31,173)      5,560     (33,838)
 Surrenders.................   (368,431)   (349,492) (1,516,491) (1,010,137)
 Administrative expenses....    (15,696)    (24,412)    (37,690)    (42,898)
 Transfers between
   subaccounts
   (including fixed
   account), net............ (7,844,933) 11,529,634    (224,486)   (486,376)
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (8,336,208) 11,127,468  (1,756,064) (1,543,980)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets................. (9,199,345) 11,239,373    (756,905) (2,361,802)
Net assets at beginning
 of year.................... 16,264,859   5,025,486  12,418,851  14,780,653
                             ----------  ----------  ----------  ----------
Net assets at end of year...  7,065,514  16,264,859  11,661,946  12,418,851
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............    356,593   1,176,877      10,138      25,119
 Units redeemed............. (1,212,077)   (100,466)   (112,996)   (112,245)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (855,484)  1,076,411    (102,858)    (87,126)
                             ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                           State Street Variable Insurance Series Funds, Inc. (continued)
                             ---------------------------------------------------------------------------------------------------
                                                          Premier Growth       Real Estate Securities
                              Income V.I.S. Fund --    Equity V.I.S. Fund --       V.I.S. Fund --          S&P 500(R) Index
                                  Class 1 Shares          Class 1 Shares           Class 1 Shares             V.I.S. Fund
                             -----------------------  ----------------------  -----------------------  ------------------------
                                                                               Year ended December 31,
                             ---------------------------------------------------------------------------------------------------
                                 2016        2015        2016        2015        2016         2015         2016         2015
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $    58,927     158,558    (294,624)   (344,791)    459,577       81,190      554,448    1,021,510
 Net realized gain
   (loss) on investments....         148      16,888     517,216   1,324,190     806,374    2,373,105    8,978,009   10,598,772
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........     326,185    (651,829) (2,905,133) (4,814,147) (4,236,414)  (8,178,348)  (1,082,181) (12,141,016)
 Capital gain
   distribution.............          --          --   2,870,461   4,430,643   6,576,157    7,705,849    5,178,688           --
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     operations.............     385,260    (476,383)    187,920     595,895   3,605,694    1,981,796   13,628,964     (520,734)
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
From capital
 transactions (note 4):
 Net premiums...............      19,961      15,389      94,218      69,952     348,090      663,823    1,119,525      396,768
 Death benefits.............    (331,384)   (381,868)   (181,747)   (384,874)   (180,816)    (426,233)  (2,071,678)  (1,296,338)
 Surrenders.................  (2,437,906) (2,990,635) (2,569,347) (2,442,141) (6,291,298)  (9,009,821) (15,736,292) (18,461,274)
 Administrative expenses....     (60,611)    (66,124)    (69,390)    (75,872)   (269,395)    (289,382)    (322,550)    (335,672)
 Transfers between
   subaccounts
   (including fixed
   account), net............      74,084    (225,828)   (648,713)   (561,448) (1,878,616)  (3,036,666)   5,462,845       94,259
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
    Increase (decrease)
     in net assets from
     capital transactions...  (2,735,856) (3,649,066) (3,374,979) (3,394,383) (8,272,035) (12,098,279) (11,548,150) (19,602,257)
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
Increase (decrease) in
 net assets.................  (2,350,596) (4,125,449) (3,187,059) (2,798,488) (4,666,341) (10,116,483)   2,080,814  (20,122,991)
Net assets at beginning
 of year....................  24,409,716  28,535,165  30,959,080  33,757,568  63,575,889   73,692,372  145,374,652  165,497,643
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
Net assets at end of year... $22,059,120  24,409,716  27,772,021  30,959,080  58,909,548   63,575,889  147,455,466  145,374,652
                             ===========  ==========  ==========  ==========  ==========  ===========  ===========  ===========
Change in units (note 5):
 Units purchased............      85,920      61,046      42,698      48,741     447,265      367,942      671,652      430,504
 Units redeemed.............    (275,785)   (311,340)   (223,455)   (226,966)   (744,567)    (753,694)  (1,128,859)  (1,255,513)
                             -----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........    (189,865)   (250,294)   (180,757)   (178,225)   (297,302)    (385,752)    (457,207)    (825,009)
                             ===========  ==========  ==========  ==========  ==========  ===========  ===========  ===========

                             -----------------------
                                Small-Cap Equity
                                 V.I.S. Fund --
                                 Class 1 Shares
                             ----------------------

                             -----------------------
                                2016        2015
                             ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (496,289)   (562,356)
 Net realized gain
   (loss) on investments....   (223,416)    581,914
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........  5,440,624  (5,988,053)
 Capital gain
   distribution.............  1,694,573   3,940,410
                             ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............  6,415,492  (2,028,085)
                             ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............     67,927      91,368
 Death benefits.............   (163,270)   (301,584)
 Surrenders................. (3,659,581) (3,562,234)
 Administrative expenses....    (85,125)    (91,873)
 Transfers between
   subaccounts
   (including fixed
   account), net............    820,647   1,618,753
                             ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (3,019,402) (2,245,570)
                             ----------  ----------
Increase (decrease) in
 net assets.................  3,396,090  (4,273,655)
Net assets at beginning
 of year.................... 33,272,769  37,546,424
                             ----------  ----------
Net assets at end of year... 36,668,859  33,272,769
                             ==========  ==========
Change in units (note 5):
 Units purchased............    151,869     187,055
 Units redeemed.............   (282,316)   (275,151)
                             ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..........   (130,447)    (88,096)
                             ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                     State Street Variable Insurance Series Funds, Inc. (continued)
                             ------------------------------------------------------------------------------
                                    Total Return                Total Return               U.S. Equity
                                   V.I.S. Fund --              V.I.S. Fund --            V.I.S. Fund --
                                   Class 1 Shares              Class 3 Shares            Class 1 Shares
                             --------------------------  --------------------------  ----------------------
                                                                                 Year ended December 31,
                             -------------------------------------------------------------------------------
                                 2016          2015          2016          2015         2016        2015
                             ------------  ------------  ------------  ------------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................ $  1,886,777       284,066    (2,832,259)   (4,064,678)    (93,674)   (142,488)
 Net realized gain
   (loss) on investments....   12,636,315    24,192,249    13,264,421    15,297,078     755,416   1,156,547
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........    5,708,442   (72,063,908)    4,931,225   (60,581,369)   (859,993) (4,745,033)
 Capital gain
   distribution.............   14,483,739    25,604,587    12,472,686    24,379,896   1,812,974   2,643,931
                             ------------  ------------  ------------  ------------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   34,715,273   (21,983,006)   27,836,073   (24,969,073)  1,614,723  (1,087,043)
                             ------------  ------------  ------------  ------------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............    6,393,188     7,120,520     2,469,297     3,426,248      57,819     380,873
 Death benefits.............     (745,447)     (795,241)   (1,197,869)   (1,368,972)   (429,125)   (131,656)
 Surrenders.................  (50,128,841) (118,248,632)  (96,236,455)  (82,833,209) (2,627,207) (1,693,544)
 Administrative expenses....     (434,008)     (493,208)   (3,349,689)   (3,558,114)    (67,247)    (84,143)
 Transfers between
   subaccounts
   (including fixed
   account), net............      961,951     3,284,782   (10,337,251)  (24,994,431) (2,646,323)   (623,700)
                             ------------  ------------  ------------  ------------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions...  (43,953,157) (109,131,779) (108,651,967) (109,328,478) (5,712,083) (2,152,170)
                             ------------  ------------  ------------  ------------  ----------  ----------
Increase (decrease) in
 net assets.................   (9,237,884) (131,114,785)  (80,815,894) (134,297,551) (4,097,360) (3,239,213)
Net assets at beginning
 of year....................  791,789,500   922,904,285   748,989,800   883,287,351  27,033,399  30,272,612
                             ------------  ------------  ------------  ------------  ----------  ----------
Net assets at end of year... $782,551,616   791,789,500   668,173,906   748,989,800  22,936,039  27,033,399
                             ============  ============  ============  ============  ==========  ==========
Change in units (note 5):
 Units purchased............   23,849,987     8,255,163     6,640,877     1,807,568      22,826     106,516
 Units redeemed.............  (26,642,557)  (15,413,348)  (15,962,213)  (11,209,610)   (345,055)   (218,980)
                             ------------  ------------  ------------  ------------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....   (2,792,570)   (7,158,185)   (9,321,336)   (9,402,042)   (322,229)   (112,464)
                             ============  ============  ============  ============  ==========  ==========

                                          The Alger Portfolios
                             ----------------------------------------------
                                 Alger Large Cap         Alger Small Cap
                               Growth Portfolio --     Growth Portfolio --
                                Class I-2 Shares        Class I-2 Shares
                             ----------------------  ----------------------

                             -----------------------------------------------
                                2016        2015        2016        2015
                             ----------  ----------  ----------  ----------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)................   (383,117)   (473,742)   (259,316)   (330,368)
 Net realized gain
   (loss) on investments....    396,818   1,432,078  (1,060,481)    388,310
 Change in unrealized
   appreciation
   (depreciation)
   on investments...........   (900,538) (4,032,533)   (628,221) (6,832,965)
 Capital gain
   distribution.............     92,553   3,306,767   2,590,269   5,867,282
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     operations.............   (794,284)    232,570     642,251    (907,741)
                             ----------  ----------  ----------  ----------
From capital
 transactions (note 4):
 Net premiums...............      3,478       4,237      26,453      37,982
 Death benefits.............   (507,142)   (145,364)    (58,747)    (26,310)
 Surrenders................. (2,735,897) (3,155,889) (1,509,337) (2,525,141)
 Administrative expenses....    (40,660)    (46,826)    (29,894)    (35,432)
 Transfers between
   subaccounts
   (including fixed
   account), net............   (467,320)   (450,671)   (444,509)   (651,587)
                             ----------  ----------  ----------  ----------
    Increase (decrease)
     in net assets from
     capital transactions... (3,747,541) (3,794,513) (2,016,034) (3,200,488)
                             ----------  ----------  ----------  ----------
Increase (decrease) in
 net assets................. (4,541,825) (3,561,943) (1,373,783) (4,108,229)
Net assets at beginning
 of year.................... 29,781,360  33,343,303  20,045,349  24,153,578
                             ----------  ----------  ----------  ----------
Net assets at end of year... 25,239,535  29,781,360  18,671,566  20,045,349
                             ==========  ==========  ==========  ==========
Change in units (note 5):
 Units purchased............     26,730      53,311      53,052      71,037
 Units redeemed.............   (211,372)   (207,700)   (178,663)   (228,193)
                             ----------  ----------  ----------  ----------
 Net increase (decrease)
   in units from capital
   transactions
   with contract owners.....   (184,642)   (154,389)   (125,611)   (157,156)
                             ==========  ==========  ==========  ==========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                      The Prudential Series Fund
                                 ------------------------------------------------------------------------------------------


                                  Jennison 20/20 Focus                             Natural Resources    SP International
                                  Portfolio -- Class II  Jennison Portfolio --   Portfolio -- Class II  Growth Portfolio --
                                         Shares             Class II Shares             Shares          Class II Shares
                                 ----------------------  ---------------------  ----------------------  ------------------
                                                                        Year ended December 31,
                                 ------------------------------------------------------------------------------------------
                                    2016        2015        2016        2015       2016        2015      2016      2015
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense).................... $  (86,529)   (103,938)    (70,226)   (48,093)   (380,840)   (346,256)   (24)      (37)
 Net realized gain
   (loss) on investments........    340,009     514,297     139,182    260,209  (2,925,203) (2,271,007)  (137)     (103)
 Change in unrealized
   appreciation
   (depreciation) on investments   (301,026)   (131,252)   (395,198)   (82,348)  8,592,546  (4,091,048)    60       195
 Capital gain
   distribution.................         --          --          --         --          --          --     --        --
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
    Increase (decrease)
     in net assets from
     operations.................    (47,546)    279,107    (326,242)   129,768   5,286,503  (6,708,311)  (101)       55
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
From capital
 transactions (note 4):
 Net premiums...................      9,812       7,816     152,115        687     233,422      88,053     --        --
 Death benefits.................    (51,371)       (652)    (33,892)        --         173     (75,307)    --        --
 Surrenders.....................   (432,035)   (792,761)   (378,041)  (363,407) (2,290,864) (2,336,883)  (611)     (657)
 Administrative expenses........    (20,587)    (23,561)    (20,615)   (13,200)   (187,138)   (154,503)    (6)       (8)
 Transfers between
   subaccounts
   (including
   fixed account), net..........   (208,823)   (232,753) (2,146,449) 4,723,382   4,505,756   2,512,651      1         2
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
    Increase (decrease)
     in net assets from
     capital transactions.......   (703,004) (1,041,911) (2,426,882) 4,347,462   2,261,349      34,011   (616)     (663)
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
Increase (decrease) in
 net assets.....................   (750,550)   (762,804) (2,753,124) 4,477,230   7,547,852  (6,674,300)  (717)     (608)
Net assets at beginning
 of year........................  6,241,879   7,004,683   7,025,872  2,548,642  17,314,122  23,988,422  1,932     2,540
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
Net assets at end of year....... $5,491,329   6,241,879   4,272,748  7,025,872  24,861,974  17,314,122  1,215     1,932
                                 ==========  ==========  ==========  =========  ==========  ==========   =====     =====
Change in units (note 5):
 Units purchased................     11,516      11,771      29,086    182,937   2,365,366   1,060,709     --        --
 Units redeemed.................    (38,924)    (53,145)   (127,971)   (28,195) (1,844,703)   (837,391)   (57)      (57)
                                 ----------  ----------  ----------  ---------  ----------  ----------   -----     -----
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..............    (27,408)    (41,374)    (98,885)   154,742     520,663     223,318    (57)      (57)
                                 ==========  ==========  ==========  =========  ==========  ==========   =====     =====

                                 ----------------
                                  SP Prudential
                                  U.S. Emerging
                                      Growth
                                   Portfolio --
                                 Class II Shares
                                 ---------------

                                 ----------------
                                  2016     2015
                                 ------  -------
From Operations:
Increase (decrease) in
 net assets
 Net investment income
   (expense)....................   (230)    (356)
 Net realized gain
   (loss) on investments........    257    5,001
 Change in unrealized
   appreciation
   (depreciation) on investments    297   (5,055)
 Capital gain
   distribution.................     --       --
                                 ------  -------
    Increase (decrease)
     in net assets from
     operations.................    324     (410)
                                 ------  -------
From capital
 transactions (note 4):
 Net premiums...................     --       --
 Death benefits.................     --       --
 Surrenders.....................   (350) (10,591)
 Administrative expenses........    (28)     (45)
 Transfers between
   subaccounts
   (including
   fixed account), net..........     --       (7)
                                 ------  -------
    Increase (decrease)
     in net assets from
     capital transactions.......   (378) (10,643)
                                 ------  -------
Increase (decrease) in
 net assets.....................    (54) (11,053)
Net assets at beginning
 of year........................ 15,028   26,081
                                 ------  -------
Net assets at end of year....... 14,974   15,028
                                 ======  =======
Change in units (note 5):
 Units purchased................     --       --
 Units redeemed.................    (18)    (466)
                                 ------  -------
 Net increase (decrease)
   in units from capital
   transactions with
   contract owners..............    (18)    (466)
                                 ======  =======

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Wells Fargo Variable
                                      Trust
                              ---------------------
                                   Wells Fargo
                                 VT Omega Growth
                                 Fund -- Class 2
                              ---------------------
                              Year ended December 31,
                              ---------------------
                                 2016         2015
                              ----------   ---------
From Operations:
Increase (decrease) in
  net assets
   Net investment income
     (expense)............... $  (39,727)    (52,518)
   Net realized gain
     (loss) on
     investments.............   (134,422)    (28,022)
   Change in unrealized
     appreciation
     (depreciation)
     on investments..........    (34,840)   (517,797)
   Capital gain
     distribution............    148,883     604,654
                              ----------   ---------
       Increase
         (decrease) in
         net assets from
         operations..........    (60,106)      6,317
                              ----------   ---------
From capital
  transactions (note 4):
   Net premiums..............        626       2,025
   Death benefits............    (24,096)         --
   Surrenders................   (284,898)   (437,803)
   Administrative
     expenses................     (8,702)    (12,622)
   Transfers between
     subaccounts
     (including fixed
     account), net...........   (318,919)   (219,105)
                              ----------   ---------
       Increase
         (decrease) in
         net assets from
         capital
         transactions........   (635,989)   (667,505)
                              ----------   ---------
Increase (decrease) in
  net assets.................   (696,095)   (661,188)
Net assets at beginning
  of year....................  3,054,582   3,715,770
                              ----------   ---------
Net assets at end of year.... $2,358,487   3,054,582
                              ==========   =========
Change in units (note 5):
   Units purchased...........      1,567       5,933
   Units redeemed............    (35,994)    (39,348)
                              ----------   ---------
   Net increase
     (decrease) in units
     from capital
     transactions with
     contract owners.........    (34,427)    (33,415)
                              ==========   =========

                See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                         Notes to Financial Statements

                               December 31, 2016

(1)Description of Entity

   Genworth Life & Annuity VA Separate Account 1 (the "Separate Account") is a separate investment account established on August 19, 1987 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of GLAIC's former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, GLAIC became a direct, wholly-owned subsidiary of GLIC. GLAIC is an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. (the "Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the U.S., China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

   GLAIC has a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

   GLAIC's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

   GLAIC is a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. GLAIC operates through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. GLAIC's principal products in its U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of GLAIC's offerings for traditional life insurance and fixed annuity products. GLAIC, however, continues to service its existing retained and reinsured blocks of business.

  . Runoff. GLAIC's Runoff segment includes the results of non-strategic products that are no longer actively sold. GLAIC's non-strategic products primarily include its variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements and funding agreements backing notes. Most of GLAIC's variable annuities include guaranteed minimum death benefits. Some of GLAIC's group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. GLAIC no longer offers retail and group variable annuities but continues to accept purchase payments on and service its existing block of business. GLAIC also no longer offers variable life insurance policies but it continues to service existing policies.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


   GLAIC also has Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

   GLAIC does business in all states, except New York, the District of Columbia and Bermuda.

   The Separate Account has subaccounts that currently invest in series or portfolios ("Portfolios") of open-end mutual funds ("Funds"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

   The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   On November 30, 2016, GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Income Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Income V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Premier Growth Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Premier Growth Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Real Estate Securities Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Real Estate Securities V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- S&P 500(R) Index Fund changed its name to State Street Variable Insurance Series Funds, Inc. -- S&P 500(R) Index V.I.S. Fund.

   On November 30, 2016, GE Investments Funds, Inc. -- Small-Cap Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Small-Cap Equity V.I.S. Fund -- Class 1 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- Total Return Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 1 Shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


   On November 30, 2016, GE Investments Funds, Inc. -- Total Return Fund -- Class 3 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 3 Shares.

   On November 30, 2016, GE Investments Funds, Inc. -- U.S. Equity Fund -- Class 1 Shares changed its name to State Street Variable Insurance Series Funds, Inc. -- U.S. Equity V.I.S. Fund -- Class 1 Shares.

   On May 1, 2016, Dreyfus -- Dreyfus Variable Investment Fund -- Money Market Portfolio changed its name to Dreyfus -- Dreyfus Variable Investment Fund -- Government Money Market Portfolio.

   On April 29, 2016, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2 was liquidated and the cash was reinvested in Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund --
Class 2.

   On April 29, 2016, Columbia Funds Variable Insurance Trust I -- Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1 was liquidated and the cash was reinvested in Columbia Funds Variable Series Trust II -- Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1.

   On April 15, 2016, Goldman Sachs Variable Insurance Trust -- Goldman Sachs Money Market Fund -- Service Shares changed its name to Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares.

   On December 15, 2015, Wells Fargo Variable Trust -- Wells Fargo Advantage VT Omega Growth Fund -- Class 2 changed its name to Wells Fargo Variable Trust -- Wells Fargo VT Omega Growth Fund -- Class 2.

   On November 20, 2015, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico Growth Fund -- Class 1 changed its name to Columbia Funds Variable Insurance Trust I -- Variable Portfolio -- Loomis Sayles Growth Fund II -- Class 1.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Balanced Wealth Strategy Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Global Thematic Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Global Thematic Growth Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Growth and Income Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Growth and Income Portfolio --
Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein International Value Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB International Value Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Large Cap Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Large Cap Growth Portfolio -- Class B.

   On May 1, 2015, AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Small Cap Growth Portfolio -- Class B changed its name to AB Variable Products Series Fund, Inc. -- AB Small Cap Growth Portfolio -- Class B.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


   On May 1, 2015, Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- Marsico International Opportunities Fund -- Class 2 changed its name to Columbia Funds Variable Insurance Trust I -- Columbia Variable Portfolio -- International Opportunities Fund -- Class 2.

   On May 1, 2015, Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Equity Income Portfolio -- Class I changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Dividend Strategy Portfolio -- Class I.

   On May 1, 2015, Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Equity Income Portfolio -- Class II changed its name to Legg Mason Partners Variable Equity Trust -- ClearBridge Variable Dividend Strategy Portfolio -- Class II.

   On May 1, 2015, Oppenheimer Variable Account Funds -- Oppenheimer Capital Income Fund/VA -- Non-Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Conservative Balanced Fund/VA -- Non-Service Shares.

   On May 1, 2015, Oppenheimer Variable Account Funds -- Oppenheimer Capital Income Fund/VA -- Service Shares changed its name to Oppenheimer Variable Account Funds -- Oppenheimer Conservative Balanced Fund/VA -- Service Shares.

   On April 24, 2015, Fidelity(R) Variable Insurance Products Fund -- VIP Growth Stock Portfolio -- Service Class 2 was liquidated and the cash was reinvested in Fidelity(R) Variable Insurance Products Fund -- VIP Growth Opportunities Portfolio -- Service Class 2.

   On March 27, 2015, MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares was liquidated and the cash was reinvested in MFS(R) Variable Insurance Trust II -- MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares.

   As of December 31, 2016, AIM Variable Insurance Funds - Invesco V.I. Mid Cap Growth Fund -- Series I shares and The Prudential Series Fund -- Equity Portfolio -- Class II Shares were available as an investment options under the contract, but not shown on the statements due to not having any activity from January 1, 2015 through December 31, 2016.

   All designated Portfolios listed above are series type mutual funds.

(2)Summary of Significant Accounting Policies

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. Prior year balances related to funds liquidated in 2015 are not disclosed in the Statements of Changes in Net Assets as they are no longer active in 2016. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services -- Investment Companies.

  (b) Investments

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally,

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

   Valuation Inputs: Various inputs are used to determine the value of the mutual fund's investments. These inputs are summarized in the three broad levels listed below:

  .  Level 1 -- quoted prices in active markets for identical securities;

  . Level 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  Level 3 -- unobservable inputs.

   The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2016, and there were no transfers between Level 1 and Level 2 during 2016.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (c) Unit Classes

   There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in note (4)(a) below. In January 2011, Genworth Financial announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. Although the contracts are no longer available for new sales, additional purchase payments may still be accepted under the terms of the contracts.

  (d) Federal Income Taxes

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (e) Payments During Annuitization

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Optimizer Plus rider option. Under this rider option, the assumed interest rate is 4%. For contract owners who have purchased the RetireReady/SM/ Retirement Answer variable annuity, the assumed interest rate is 3.5%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


  (f) Subsequent Events

   The Separate Account evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(3)Purchases and Sales of Investments

   The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2016 were:

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------             ----------- -----------
AB Variable Products
  Series Fund, Inc.
   AB Balanced Wealth
     Strategy Portfolio
     -- Class B........... $10,030,076 $ 9,879,971
   AB Global Thematic
     Growth Portfolio --
     Class B..............      94,676     539,925
   AB Growth and Income
     Portfolio -- Class B.   5,002,373   8,627,555
   AB International
     Value Portfolio --
     Class B..............  32,949,124  22,564,873
   AB Large Cap Growth
     Portfolio -- Class B.   8,785,371  15,768,745
   AB Small Cap Growth
     Portfolio -- Class B.   2,411,080   1,789,274
AIM Variable Insurance
  Funds (Invesco
  Variable Insurance
  Funds)
   Invesco V.I. American
     Franchise Fund --
     Series I shares......     728,631     951,605
   Invesco V.I. American
     Franchise Fund --
     Series II shares.....     657,760     900,788
   Invesco V.I. Comstock
     Fund -- Series II
     shares...............  66,923,316  17,241,158
   Invesco V.I. Core
     Equity Fund --
     Series I shares......  95,233,312  11,510,982
   Invesco V.I. Equity
     and Income Fund --
     Series II shares.....   4,119,407   5,621,457
   Invesco V.I. Global
     Real Estate Fund --
     Series II shares.....     126,906     152,820
   Invesco V.I.
     Government
     Securities Fund --
     Series I shares......         527         159
   Invesco V.I.
     International
     Growth Fund --
     Series II shares.....  11,264,231  37,957,831
   Invesco V.I. Managed
     Volatility Fund --
     Series I shares......          34       1,180
   Invesco V.I.
     Technology Fund --
     Series I shares......          --       1,547
   Invesco V.I. Value
     Opportunities Fund
     -- Series II shares..   1,874,829   1,083,551
American Century
  Variable Portfolios
  II, Inc.
   VP Inflation
     Protection Fund --
     Class II.............  34,430,582   9,123,848
American Century
  Variable Portfolios,
  Inc.
   VP Income & Growth
     Fund -- Class I......     693,496      80,514
   VP International Fund
     -- Class I...........     244,414     377,915
   VP Ultra(R) Fund --
     Class I..............     116,581     344,497
   VP Value Fund --
     Class I..............       1,141      11,631
BlackRock Variable
  Series Funds, Inc.
   BlackRock Basic Value
     V.I. Fund --
     Class III Shares.....  51,598,304  10,634,272
   BlackRock Global
     Allocation V.I.
     Fund -- Class III
     Shares...............  36,208,982  81,765,886
   BlackRock Large Cap
     Growth V.I. Fund --
     Class III Shares.....     407,915     857,485
   BlackRock Value
     Opportunities V.I.
     Fund -- Class III
     Shares...............     578,064   1,350,095
Columbia Funds Variable
  Insurance Trust I
   Columbia Variable
     Portfolio
     - International
     Opportunities Fund
     -- Class 2...........   3,753,806  59,701,426
   Variable Portfolio --
     Loomis Sayles
     Growth Fund II --
     Class 1..............   8,272,930  21,577,686
Columbia Funds Variable
  Series Trust II
   Columbia Variable
     Portfolio -- Select
     International
     Equity Fund --
     Class 2..............  59,879,243  41,291,231
   Variable Portfolio --
     Loomis Sayles
     Growth Fund --
     Class 1..............  23,004,761   3,538,814
Deutsche Variable Series
  I
   Deutsche Capital
     Growth VIP --
     Class B Shares.......         703         149

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                             Cost of     Proceeds
                              Shares       from
Fund/Portfolio               Acquired   Shares Sold
--------------             ------------ ------------
Deutsche Variable Series
  II
   Deutsche Large Cap
     Value VIP --
     Class B Shares....... $      8,417 $      4,769
   Deutsche Small Mid
     Cap Value VIP --
     Class B Shares.......        2,613        2,388
Dreyfus
   Dreyfus Investment
     Portfolios MidCap
     Stock Portfolio --
     Initial Shares.......        7,846        7,236
   Dreyfus Variable
     Investment Fund --
     Government Money
     Market Portfolio.....      927,542    1,245,809
   The Dreyfus Socially
     Responsible Growth
     Fund, Inc. --
     Initial Shares.......    1,062,978    1,478,338
Eaton Vance Variable
  Trust
   VT Floating-Rate
     Income Fund..........   18,471,477   19,899,589
Federated Insurance
  Series
   Federated High Income
     Bond Fund II --
     Primary Shares.......    1,342,833    3,206,012
   Federated High Income
     Bond Fund II --
     Service Shares.......    2,210,704    3,764,925
   Federated Kaufmann
     Fund II -- Service
     Shares...............    2,315,862    4,158,361
   Federated Managed
     Tail Risk Fund II
     -- Primary Shares....      308,242      910,768
   Federated Managed
     Volatility Fund II...      391,786    1,287,835
Fidelity(R) Variable
  Insurance Products Fund
   VIP Asset Manager/SM/
     Portfolio --
     Initial Class........    4,222,924    7,556,078
   VIP Asset Manager/SM/
     Portfolio --
     Service Class 2......      926,341    2,105,030
   VIP Balanced
     Portfolio --
     Service Class 2......   18,240,554   22,848,942
   VIP Contrafund(R)
     Portfolio --
     Initial Class........   11,731,549   19,212,306
   VIP Contrafund(R)
     Portfolio --
     Service Class 2......   44,544,454  132,812,773
   VIP Dynamic Capital
     Appreciation
     Portfolio --
     Service Class 2......      159,410      436,313
   VIP Equity-Income
     Portfolio --
     Initial Class........    9,954,028   15,159,497
   VIP Equity-Income
     Portfolio --
     Service Class 2......   24,677,012   79,084,998
   VIP Growth & Income
     Portfolio --
     Initial Class........    2,340,248    3,777,384
   VIP Growth & Income
     Portfolio --
     Service Class 2......   13,013,820    9,810,568
   VIP Growth
     Opportunities
     Portfolio --
     Initial Class........      368,575    2,325,816
   VIP Growth
     Opportunities
     Portfolio --
     Service Class 2......    9,818,987   56,480,250
   VIP Growth Portfolio
     -- Initial Class.....    6,910,491    8,946,732
   VIP Growth Portfolio
     -- Service Class 2...    2,913,267    8,113,643
   VIP Investment Grade
     Bond Portfolio --
     Service Class 2......   45,247,914   46,630,685
   VIP Mid Cap Portfolio
     -- Initial Class.....        1,017          877
   VIP Mid Cap Portfolio
     -- Service Class 2...   39,988,470   31,732,192
   VIP Overseas
     Portfolio --
     Initial Class........      874,795    3,512,895
   VIP Value Strategies
     Portfolio --
     Service Class 2......      140,344      635,698
Franklin Templeton
  Variable Insurance
  Products Trust
   Franklin Founding
     Funds Allocation
     VIP Fund -- Class 2
     Shares...............   19,394,626   28,480,959
   Franklin Income VIP
     Fund -- Class 2
     Shares...............   48,939,210  100,663,438
   Franklin Large Cap
     Growth VIP Fund --
     Class 2 Shares.......        7,059       50,466
   Franklin Mutual
     Shares VIP Fund --
     Class 2 Shares.......    2,587,762    3,279,455
   Templeton Foreign VIP
     Fund -- Class 1
     Shares...............      973,109    1,321,696
   Templeton Foreign VIP
     Fund -- Class 2
     Shares...............      464,202      567,300
   Templeton Global Bond
     VIP Fund -- Class 1
     Shares...............      165,932    1,170,263
   Templeton Growth VIP
     Fund -- Class 2
     Shares...............    1,342,419    2,298,334
Goldman Sachs Variable
  Insurance Trust
   Goldman Sachs
     Government Money
     Market Fund --
     Service Shares.......  178,513,539  184,436,682
   Goldman Sachs Large
     Cap Value Fund --
     Institutional Shares.      361,181    1,784,925
   Goldman Sachs Mid Cap
     Value Fund --
     Institutional Shares.   11,121,748    6,892,697

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------             ----------- -----------
JPMorgan Insurance Trust
   JPMorgan Insurance
     Trust Core Bond
     Portfolio -- Class 1. $ 1,917,566 $ 1,990,236
   JPMorgan Insurance
     Trust Intrepid Mid
     Cap Portfolio --
     Class 1..............     186,903     218,970
   JPMorgan Insurance
     Trust Mid Cap Value
     Portfolio -- Class 1.       8,324      17,603
   JPMorgan Insurance
     Trust Small Cap
     Core Portfolio --
     Class 1..............     232,481      47,961
   JPMorgan Insurance
     Trust U.S. Equity
     Portfolio -- Class 1.     597,309     631,779
Janus Aspen Series
   Balanced Portfolio --
     Institutional Shares.   5,026,072  14,658,495
   Balanced Portfolio --
     Service Shares.......  16,890,563  29,171,208
   Enterprise Portfolio
     -- Institutional
     Shares...............   5,355,256   8,330,076
   Enterprise Portfolio
     -- Service Shares....     656,382     717,224
   Flexible Bond
     Portfolio --
     Institutional Shares.   1,541,267   3,112,328
   Forty Portfolio --
     Institutional Shares.   5,592,204   6,643,222
   Forty Portfolio --
     Service Shares.......  20,508,860  26,295,029
   Global Research
     Portfolio --
     Institutional Shares.   1,045,177   6,397,867
   Global Research
     Portfolio --
     Service Shares.......     132,986     579,201
   Global Technology
     Portfolio --
     Service Shares.......     801,119   1,069,150
   Janus Portfolio --
     Institutional Shares.   3,487,661   8,127,493
   Janus Portfolio --
     Service Shares.......     496,437     740,875
   Overseas Portfolio --
     Institutional Shares.   2,310,080   3,063,271
   Overseas Portfolio --
     Service Shares.......     208,258     937,526
Legg Mason Partners
  Variable Equity Trust
   ClearBridge Variable
     Aggressive Growth
     Portfolio --
     Class II.............   6,173,889  18,986,952
   ClearBridge Variable
     Dividend Strategy
     Portfolio -- Class I.   1,267,055   1,554,257
   ClearBridge Variable
     Dividend Strategy
     Portfolio --
     Class II.............   3,679,321   1,688,722
   ClearBridge Variable
     Large Cap Value
     Portfolio -- Class I.   1,174,861   6,123,346
MFS(R) Variable
  Insurance Trust
   MFS(R) Investors
     Trust Series --
     Service Class Shares.     742,703     923,289
   MFS(R) New Discovery
     Series -- Service
     Class Shares.........   1,116,143   2,793,634
   MFS(R) Total Return
     Series -- Service
     Class Shares.........  12,232,136  12,756,814
   MFS(R) Utilities
     Series -- Service
     Class Shares.........   5,259,425   7,006,875
MFS(R) Variable
  Insurance Trust II
   MFS(R) Massachusetts
     Investors Growth
     Stock Portfolio --
     Service Class Shares.   1,863,712   1,311,424
   MFS(R) Strategic
     Income Portfolio --
     Service Class Shares.      10,548       1,264
Oppenheimer Variable
  Account Funds
   Oppenheimer Capital
     Appreciation
     Fund/VA --
     Non-Service Shares...   3,973,880   5,054,873
   Oppenheimer Capital
     Appreciation
     Fund/VA -- Service
     Shares...............     902,974   1,639,537
   Oppenheimer
     Conservative
     Balanced Fund/VA --
     Non-Service Shares...   1,074,430   1,896,942
   Oppenheimer
     Conservative
     Balanced Fund/VA --
     Service Shares.......   6,402,754   7,066,419
   Oppenheimer Core Bond
     Fund/VA --
     Non-Service Shares...   1,589,827   2,650,870
   Oppenheimer Discovery
     Mid Cap Growth
     Fund/VA --
     Non-Service Shares...   2,443,600   4,419,979
   Oppenheimer Discovery
     Mid Cap Growth
     Fund/VA -- Service
     Shares...............   1,164,296   1,572,529
   Oppenheimer Global
     Fund/VA -- Service
     Shares...............  17,661,427  42,089,452
   Oppenheimer Global
     Strategic Income
     Fund/VA --
     Non-Service Shares...     581,518     917,884
   Oppenheimer Main
     Street Fund/VA --
     Service Shares.......  54,801,521  27,545,974
   Oppenheimer Main
     Street Small Cap
     Fund(R)/VA --
     Service Shares.......  12,745,358  25,553,062

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------            ------------ ------------
PIMCO Variable Insurance
  Trust
   All Asset Portfolio
     -- Advisor
     Class Shares........ $  5,777,503 $  6,923,374
   Foreign Bond
     Portfolio (U.S.
     Dollar Hedged) --
     Administrative
     Class Shares........      138,159      607,538
   High Yield Portfolio
     -- Administrative
     Class Shares........   18,667,424   58,989,737
   Long-Term U.S.
     Government
     Portfolio --
     Administrative
     Class Shares........   29,075,059    6,006,545
   Low Duration
     Portfolio --
     Administrative
     Class Shares........   35,040,837   66,488,998
   Total Return
     Portfolio --
     Administrative
     Class Shares........   58,054,319  100,359,810
Rydex Variable Trust
   NASDAQ -- 100(R) Fund.    3,666,870   11,493,641
State Street Variable
  Insurance Series
  Funds, Inc.
   Core Value Equity
     V.I.S. Fund --
     Class 1 Shares......      791,282    2,071,277
   Income V.I.S. Fund --
     Class 1 Shares......    1,646,219    4,401,439
   Premier Growth Equity
     V.I.S. Fund --
     Class 1 Shares......    3,784,765    4,591,932
   Real Estate
     Securities V.I.S.
     Fund -- Class 1
     Shares..............   20,086,021   21,320,220
   S&P 500(R) Index
     V.I.S. Fund.........   21,288,662   27,055,831
   Small-Cap Equity
     V.I.S. Fund --
     Class 1 Shares......    6,029,202    7,862,234
   Total Return V.I.S.
     Fund -- Class 1
     Shares..............  403,184,656  430,621,231
   Total Return V.I.S.
     Fund -- Class 3
     Shares..............  102,329,383  201,347,552
   U.S. Equity V.I.S.
     Fund -- Class 1
     Shares..............    2,441,776    6,435,727
The Alger Portfolios
   Alger Large Cap
     Growth Portfolio --
     Class I-2 Shares....      727,318    4,826,808
   Alger Small Cap
     Growth Portfolio --
     Class I-2 Shares....    3,519,468    3,204,770
The Prudential Series
  Fund
   Jennison 20/20 Focus
     Portfolio --
     Class II Shares.....      249,444    1,038,207
   Jennison Portfolio --
     Class II Shares.....      712,829    3,171,779
   Natural Resources
     Portfolio --
     Class II Shares.....   16,943,027   15,076,636
   SP International
     Growth Portfolio --
     Class II Shares.....           --          641
   SP Prudential U.S.
     Emerging Growth
     Portfolio --
     Class II Shares.....           --          607
Wells Fargo Variable
  Trust
   Wells Fargo VT Omega
     Growth Fund --
     Class 2.............      177,505      649,813

(4)Related Party Transactions

  (a) Genworth Life and Annuity Insurance Company

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Note (6) presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

 Mortality and Expense Risk Charge      0.40% -- 2.40% of the daily value of
 (including benefit rider options)      the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 Administrative Charge                  0.15% -- 0.35% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

 Annual Administrative Charge           $0 -- $30 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 Surrender Charge                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (b) Accrued Expenses Payable to Affiliate

   Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to GLAIC.

  (c) Bonus Credit

   For certain contracts, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits. Bonus credits are amounts that are added by GLAIC to the premium payments received from contract owners.

  (d) Capital Brokerage Corporation

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies, and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

(5)Capital Transactions

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2016 and 2015 is reflected in the Statements of Changes in Net Assets.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016


(6)Financial Highlights

   GLAIC's variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2016, 2015, 2014, 2013, and 2012 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products or funds. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2016 and were available to contract owners during 2016.

                                       Expense as a                             Net   Investment
                                       % of Average                            Assets   Income
                                      Net Assets (1)   Units      Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- ---------- -------------- ------ ---------- -------------------
AB Variable Products Series Fund, Inc.
 AB Balanced Wealth Strategy
   Portfolio -- Class B
   2016.............................. 1.45% to 2.55%  1,323,222 12.40 to 11.17 15,601   1.65%      2.93% to    1.79%
   2015.............................. 1.45% to 2.55%  1,408,677 12.05 to 10.97 16,209   1.96%    (0.17)% to  (1.29)%
   2014.............................. 1.45% to 2.55%  1,625,670 12.07 to 11.11 18,777   2.40%      5.56% to    4.38%
   2013.............................. 1.45% to 2.55%  1,797,915 11.43 to 10.65 19,708   2.04%     14.59% to   13.31%
   2012.............................. 1.45% to 2.55%  2,132,465  9.98 to  9.40 20,462   1.90%     11.73% to   10.48%
 AB Global Thematic Growth
   Portfolio -- Class B
   2016.............................. 1.45% to 2.10%    140,451 16.74 to 11.19  2,138   0.00%    (2.31)% to  (2.95)%
   2015.............................. 1.45% to 2.10%    167,574 17.13 to 11.53  2,623   0.00%      1.16% to    0.49%
   2014.............................. 1.45% to 2.10%    197,638 16.94 to 11.47  3,039   0.00%      3.29% to    2.61%
   2013.............................. 1.45% to 2.10%    262,312 16.40 to 11.18  3,939   0.02%     21.14% to   20.35%
   2012.............................. 1.45% to 2.10%    288,782 13.54 to  9.29  3,573   0.00%     11.60% to   10.86%
 AB Growth and Income Portfolio --
   Class B
   2016.............................. 1.15% to 2.30%  2,080,048 25.10 to 16.53 43,003   0.82%      9.79% to    8.52%
   2015.............................. 1.15% to 2.30%  2,375,736 22.86 to 15.23 45,113   1.17%      0.26% to  (0.91)%
   2014.............................. 1.15% to 2.30%  2,777,191 22.81 to 15.37 52,841   1.09%      8.03% to    6.78%
   2013.............................. 1.15% to 2.30%  3,279,771 21.11 to 14.40 58,013   1.12%     33.05% to   31.50%
   2012.............................. 1.15% to 2.30%  3,658,774 15.87 to 10.95 48,855   1.32%     15.89% to   14.54%
 AB International Value Portfolio --
   Class B
   2016.............................. 1.45% to 2.55% 10,519,424 10.33 to  5.47 72,814   1.23%    (2.23)% to  (3.32)%
   2015.............................. 1.45% to 2.55%  8,467,988 10.56 to  5.66 62,126   2.23%      0.92% to  (0.21)%
   2014.............................. 1.45% to 2.55%  7,965,572 10.47 to  5.67 58,385   3.64%    (7.82)% to  (8.85)%
   2013.............................. 1.45% to 2.55%  6,950,495 11.36 to  6.22 57,250   5.35%     20.95% to   19.60%
   2012.............................. 1.45% to 2.55% 12,409,844  9.39 to  5.20 82,582   1.39%     12.53% to   11.28%
 AB Large Cap Growth Portfolio --
   Class B
   2016.............................. 1.45% to 2.30%  1,256,372 24.06 to 17.20 18,786   0.00%      0.87% to    0.01%
   2015.............................. 1.45% to 2.30%  2,063,012 23.85 to 17.20 28,077   0.00%      9.25% to    8.31%
   2014.............................. 1.45% to 2.30%  1,082,171 21.83 to 15.88 12,849   0.00%     12.19% to   11.22%
   2013.............................. 1.45% to 2.30%  1,245,160 19.46 to 14.28 13,135   0.00%     35.01% to   33.85%
   2012.............................. 1.45% to 2.30%  1,444,678 14.41 to 10.67 11,213   0.03%     14.44% to   13.45%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
 AB Small Cap Growth Portfolio --
   Class B
   2016.............................. 1.45% to 1.95%   328,225 17.34 to 16.42  5,646   0.00%      4.68% to    4.15%
   2015.............................. 1.45% to 1.95%   396,581 16.56 to 15.77  6,566   0.00%    (2.96)% to  (3.45)%
   2014.............................. 1.45% to 2.55% 2,301,358 17.07 to 15.66 37,496   0.00%    (3.50)% to  (4.57)%
   2013.............................. 1.45% to 1.95% 1,221,517 17.69 to 17.01 21,453   0.00%     43.23% to   42.50%
   2012.............................. 1.45% to 1.95% 1,088,005 12.35 to 11.94 13,372   0.00%     13.06% to   12.49%
AIM Variable Insurance Funds
  (Invesco Variable Insurance Funds)
 Invesco V.I. American Franchise
   Fund -- Series I shares
   2016.............................. 0.75% to 1.85%   466,844 15.36 to 14.41  6,856   0.00%      1.50% to    0.38%
   2015.............................. 0.75% to 1.85%   519,555 15.13 to 14.35  7,577   0.00%      4.22% to    3.06%
   2014.............................. 0.75% to 1.85%   587,760 14.52 to 13.92  8,291   0.04%      7.63% to    6.43%
   2013.............................. 0.75% to 2.10%   675,995 13.49 to 13.19  8,936   0.43%     39.09% to   37.20%
   2012.............................. 0.75% to 2.10%   752,366  9.70 to  9.61  7,209   0.00%    (4.37)% to  (5.67)%
 Invesco V.I. American Franchise
   Fund -- Series II shares
   2016.............................. 1.45% to 2.20%   239,707 23.29 to 18.39  4,637   0.00%      0.54% to  (0.22)%
   2015.............................. 1.45% to 2.20%   270,543 23.17 to 18.43  5,215   0.00%      3.23% to    2.45%
   2014.............................. 1.45% to 2.20%   317,356 22.44 to 17.99  5,960   0.00%      6.60% to    5.79%
   2013.............................. 1.45% to 2.20%   374,246 21.05 to 17.00  6,628   0.24%     37.77% to   36.72%
   2012.............................. 1.45% to 2.20%   445,270 15.28 to 12.44  5,710   0.00%     11.75% to   10.90%
 Invesco V.I. Comstock Fund --
   Series II shares
   2016.............................. 1.45% to 2.55% 4,807,059 25.86 to 13.03 85,076   1.87%     15.30% to   14.01%
   2015.............................. 1.45% to 2.30% 1,605,895 22.43 to 14.58 30,095   1.59%    (7.55)% to  (8.35)%
   2014.............................. 1.45% to 2.30% 1,923,510 24.26 to 15.91 39,308   1.08%      7.52% to    6.59%
   2013.............................. 1.45% to 2.55% 2,183,096 22.56 to 11.76 41,529   1.42%     33.69% to   32.20%
   2012.............................. 1.45% to 2.55% 2,467,715 16.88 to  8.90 35,359   1.40%     17.20% to   15.89%
 Invesco V.I. Core Equity Fund --
   Series I shares
   2016.............................. 0.75% to 2.55% 6,221,256 15.37 to 12.73 90,252   1.18%      9.44% to    7.46%
   2015.............................. 0.75% to 2.30%   591,932 14.05 to 13.87  8,765   0.98%    (6.48)% to  (7.94)%
   2014.............................. 0.75% to 2.30%   783,326 15.02 to 15.06 12,532   0.94%      7.34% to    5.66%
   2013.............................. 0.75% to 2.30%   761,003 13.99 to 14.26 11,402   1.36%     28.28% to   26.28%
   2012.............................. 0.75% to 2.30%   880,133 10.91 to 11.29 10,363   0.94%     13.03% to   11.26%
 Invesco V.I. Equity and Income
   Fund -- Series II shares
   2016.............................. 1.45% to 2.55% 1,407,768 15.30 to 13.73 20,635   1.65%     13.18% to   11.92%
   2015.............................. 1.45% to 2.55% 1,563,826 13.52 to 12.27 20,334   2.27%    (4.00)% to  (5.07)%
   2014.............................. 1.45% to 2.55% 1,679,031 14.08 to 12.92 22,827   1.56%      7.19% to    5.99%
   2013.............................. 1.45% to 2.55% 1,692,926 13.14 to 12.19 21,552   1.63%     23.08% to   21.70%
   2012.............................. 1.45% to 2.55% 1,330,237 10.68 to 10.02 13,779   1.82%     10.75% to    9.52%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                     Expense as a                            Net   Investment
                                     % of Average                           Assets   Income
                                    Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
 Invesco V.I. Global Real Estate
   Fund -- Series II shares
   2016............................ 1.45% to 2.20%    19,385 15.57 to  8.54    257   1.32%       0.35% to  (0.42)%
   2015............................ 1.45% to 2.20%    21,397 15.52 to  8.57    285   3.34%     (3.17)% to  (3.91)%
   2014............................ 1.45% to 2.20%    24,081 16.02 to  8.92    331   0.96%      12.69% to   11.83%
   2013............................ 1.45% to 2.20%    54,127 14.22 to  7.98    660   5.83%       0.95% to    0.18%
   2012............................ 1.45% to 2.20%    19,361 14.09 to  7.96    241   0.42%      25.99% to   25.03%
 Invesco V.I. Government
   Securities Fund --
   Series I shares
   2016............................ 0.75% to 0.75%       292 16.94 to 16.94      5   2.05%       0.47% to    0.47%
   2015............................ 0.75% to 0.75%       274 16.86 to 16.86      5   1.90%     (0.41)% to  (0.41)%
   2014............................ 0.75% to 0.75%       259 16.93 to 16.93      4   3.22%       3.36% to    3.36%
   2013............................ 0.75% to 0.75%       241 16.38 to 16.38      4   3.67%     (3.35)% to  (3.35)%
   2012............................ 0.75% to 0.75%       214 16.95 to 16.95      4   2.82%       1.70% to    1.70%
 Invesco V.I. International Growth
   Fund -- Series II shares
   2016............................ 1.45% to 2.55% 3,015,316 17.10 to  9.12 36,773   0.88%     (2.13)% to  (3.22)%
   2015............................ 1.45% to 2.55% 5,404,615 17.47 to  9.42 64,412   1.43%     (4.03)% to  (5.10)%
   2014............................ 1.45% to 2.55% 4,091,537 18.20 to  9.93 52,852   1.35%     (1.36)% to  (2.46)%
   2013............................ 1.45% to 2.55% 4,506,508 18.45 to 10.18 59,410   1.03%      17.00% to   15.69%
   2012............................ 1.45% to 2.55% 5,012,990 15.77 to  8.80 56,644   1.26%      13.58% to   12.31%
 Invesco V.I. Value Opportunities
   Fund -- Series II shares
   2016............................ 1.45% to 2.30%   328,828 18.43 to 12.00  5,793   0.08%      16.22% to   15.22%
   2015............................ 1.45% to 2.30%   377,784 15.86 to 10.42  5,705   2.26%    (11.95)% to (12.71)%
   2014............................ 1.45% to 2.30%   427,066 18.01 to 11.93  7,297   1.14%       4.84% to    3.94%
   2013............................ 1.45% to 2.30%   515,435 17.18 to 11.48  8,396   1.20%      31.34% to   30.21%
   2012............................ 1.45% to 2.30%   600,493 13.08 to  8.82  7,428   1.15%      15.95% to   14.94%
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection Fund --
   Class II
   2016............................ 1.45% to 2.55% 3,620,543 12.43 to 10.98 42,576   1.66%       2.88% to    1.73%
   2015............................ 1.45% to 2.55% 1,534,053 12.08 to 10.80 17,704   3.44%     (3.88)% to  (4.96)%
   2014............................ 1.45% to 2.55% 5,713,250 12.57 to 11.36 68,266   1.29%       1.80% to    0.67%
   2013............................ 1.45% to 2.55% 6,474,068 12.34 to 11.28 76,251   1.64%     (9.81)% to (10.81)%
   2012............................ 1.45% to 2.55% 6,454,403 13.69 to 12.65 84,749   2.39%       5.83% to    4.64%
American Century Variable
  Portfolios, Inc.
 VP Income & Growth Fund --
   Class I
   2016............................ 1.45% to 2.20%    41,953 24.17 to 12.95    740   1.51%      11.84% to   10.99%
   2015............................ 1.45% to 2.05%     4,549 21.61 to 14.71     85   2.10%     (6.99)% to  (7.56)%
   2014............................ 1.45% to 2.05%     4,666 23.23 to 15.92     94   2.03%      10.87% to   10.20%
   2013............................ 1.45% to 2.05%     5,083 20.95 to 14.44     91   2.18%      33.85% to   33.04%
   2012............................ 1.45% to 2.05%     6,283 15.65 to 10.86     84   2.17%      13.08% to   12.39%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                    Expense as a                             Net    Investment
                                    % of Average                            Assets    Income
                                   Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                   -------------- ---------- -------------- ------- ---------- -------------------
 VP International Fund -- Class I
   2016........................... 1.45% to 2.20%     36,661 19.63 to  8.65     507   1.17%    (6.87)% to  (7.57)%
   2015........................... 1.45% to 2.20%     46,651 21.07 to  9.36     684   0.39%    (0.70)% to  (1.46)%
   2014........................... 1.45% to 2.20%     55,397 21.22 to  9.50     822   1.66%    (6.88)% to  (7.59)%
   2013........................... 1.45% to 2.20%     58,233 22.79 to 10.28     953   1.79%     20.64% to   19.72%
   2012........................... 1.45% to 2.20%     76,676 18.89 to  8.59   1,032   0.86%     19.40% to   18.49%
 VP Ultra(R) Fund -- Class I
   2016........................... 1.85% to 2.05%      2,520 18.36 to 17.35      46   0.48%      2.52% to    2.31%
   2015........................... 1.45% to 2.20%     15,964 22.10 to 16.11     283   0.46%      4.73% to    3.93%
   2014........................... 1.45% to 2.20%     19,944 21.10 to 15.50     338   0.10%      8.40% to    7.58%
   2013........................... 1.45% to 2.05%      3,640 19.47 to 15.12      58   0.55%     35.09% to   34.27%
   2012........................... 1.45% to 2.05%      4,504 14.41 to 11.26      54   0.00%     12.27% to   11.58%
 VP Value Fund -- Class I
   2016........................... 1.45% to 1.45%      2,433 27.60 to 27.60      67   1.74%     18.74% to   18.74%
   2015........................... 1.45% to 1.45%      2,856 23.25 to 23.25      66   2.10%    (5.28)% to  (5.28)%
   2014........................... 1.45% to 1.45%      3,674 24.54 to 24.54      90   1.51%     11.44% to   11.44%
   2013........................... 1.45% to 1.45%      4,342 22.02 to 22.02      96   1.64%     29.82% to   29.82%
   2012........................... 1.45% to 1.45%      5,226 16.96 to 16.96      89   1.91%     12.91% to   12.91%
BlackRock Variable Series Funds,
  Inc.
 BlackRock Basic Value
   V.I. Fund -- Class III Shares
   2016........................... 1.45% to 2.55%  3,532,167 19.82 to 12.80  56,123   1.91%     16.02% to   14.73%
   2015........................... 1.45% to 2.30%    673,830 17.08 to 14.91  10,554   1.19%    (7.51)% to  (8.31)%
   2014........................... 1.45% to 2.30%    776,107 18.47 to 16.26  13,134   1.14%      8.04% to    7.11%
   2013........................... 1.45% to 2.30%    869,233 17.10 to 15.18  13,501   1.15%     35.65% to   34.48%
   2012........................... 1.45% to 2.30%    997,274 12.60 to 11.29  11,530   1.41%     12.16% to   11.19%
 BlackRock Global Allocation
   V.I. Fund -- Class III Shares
   2016........................... 1.45% to 2.55% 21,632,566 17.34 to 11.73 284,883   1.17%      2.30% to    1.17%
   2015........................... 1.45% to 2.55% 24,906,508 16.95 to 11.59 322,921   1.01%    (2.44)% to  (3.53)%
   2014........................... 1.45% to 2.55% 28,430,985 17.37 to 12.01 379,446   2.11%      0.45% to  (0.67)%
   2013........................... 1.45% to 2.55% 31,980,142 17.29 to 12.09 426,795   1.01%     12.76% to   11.50%
   2012........................... 1.45% to 2.55% 36,314,759 15.34 to 10.85 430,659   1.41%      8.37% to    7.16%
 BlackRock Large Cap Growth
   V.I. Fund -- Class III Shares
   2016........................... 1.45% to 1.85%    148,951 19.76 to 18.77   2,900   0.44%      5.99% to    5.56%
   2015........................... 1.45% to 1.85%    182,292 18.64 to 17.78   3,356   0.34%      1.03% to    0.62%
   2014........................... 1.45% to 1.85%    230,781 18.46 to 17.67   4,215   0.35%     12.31% to   11.85%
   2013........................... 1.45% to 1.85%    258,398 16.43 to 15.80   4,207   0.54%     31.64% to   31.11%
   2012........................... 1.45% to 1.85%    260,797 12.48 to 12.05   3,231   1.14%     13.15% to   12.69%
 BlackRock Value Opportunities
   V.I. Fund -- Class III Shares
   2016........................... 1.45% to 2.30%    265,477 21.41 to 16.90   5,489   0.15%     21.62% to   20.58%
   2015........................... 1.45% to 2.30%    313,233 17.61 to 14.02   5,313   0.14%    (8.13)% to  (8.92)%
   2014........................... 1.45% to 2.30%    376,551 19.17 to 15.39   6,964   0.12%      3.54% to    2.65%
   2013........................... 1.45% to 2.30%    430,630 18.51 to 15.00   7,670   0.40%     40.02% to   38.82%
   2012........................... 1.45% to 2.30%    805,941 13.22 to 10.80  10,385   0.38%     11.63% to   10.67%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
Columbia Funds Variable
  Series Trust II
 Columbia Variable Portfolio --
   Select International Equity
   Fund -- Class 2
   2016 (4).......................... 1.45% to 2.40% 1,592,466  9.71 to  9.65 15,451   1.74%    (4.27)% to  (5.19)%
 Variable Portfolio -- Loomis Sayles
   Growth Fund -- Class 1
   2016 (4).......................... 1.45% to 2.30% 1,971,256 10.45 to 10.39 20,587   0.00%      6.77% to    5.86%
Deutsche Variable Series I
 Deutsche Capital Growth
   VIP -- Class B Shares
   2016.............................. 1.45% to 1.50%       508 16.11 to 16.06      8   0.52%      2.49% to    2.44%
   2015.............................. 1.45% to 1.50%       510 15.72 to 15.68      8   0.38%      6.76% to    6.70%
   2014.............................. 1.45% to 1.50%       519 14.72 to 14.69      8   0.33%     11.03% to   10.98%
   2013.............................. 1.45% to 1.50%       611 13.26 to 13.24      8   0.93%     32.25% to   32.18%
   2012.............................. 1.45% to 1.50%       610 10.03 to 10.02      6   0.56%     13.93% to   13.87%
Deutsche Variable Series II
 Deutsche Large Cap Value
   VIP -- Class B Shares
   2016.............................. 1.45% to 2.05%     4,554 11.87 to 11.46     53   0.70%    (6.00)% to  (6.57)%
   2015.............................. 1.45% to 2.05%     4,399 12.62 to 12.27     55   1.13%    (8.51)% to  (9.07)%
   2014.............................. 1.45% to 2.05%     5,172 13.80 to 13.49     71   1.40%      8.76% to    8.09%
   2013.............................. 1.45% to 2.05%     6,444 12.69 to 12.48     81   1.68%     28.65% to   27.87%
   2012.............................. 1.45% to 2.05%     7,327  9.86 to  9.76     72   1.68%      7.85% to    7.19%
 Deutsche Small Mid Cap Value
   VIP -- Class B Shares
   2016.............................. 1.45% to 2.05%       691 35.75 to 18.93     21   0.23%     14.79% to   14.09%
   2015.............................. 1.45% to 2.05%       759 31.14 to 16.59     19   0.00%    (3.63)% to  (4.22)%
   2014.............................. 1.45% to 2.05%       906 32.31 to 17.32     24   0.49%      3.57% to    2.94%
   2013.............................. 1.45% to 2.05%     1,571 31.20 to 16.83     44   0.95%     32.74% to   31.94%
   2012.............................. 1.45% to 2.05%     2,355 23.50 to 12.75     51   0.80%     11.73% to   11.05%
Dreyfus
 Dreyfus Investment Portfolios
   MidCap Stock Portfolio --
   Initial Shares
   2016.............................. 1.45% to 1.45%     3,464 30.04 to 30.04    104   1.06%     13.80% to   13.80%
   2015.............................. 1.45% to 1.45%     3,679 26.39 to 26.39     97   0.60%    (3.70)% to  (3.70)%
   2014.............................. 1.45% to 1.45%     4,021 27.41 to 27.41    110   0.98%     10.47% to   10.47%
   2013.............................. 1.45% to 1.45%     4,241 24.81 to 24.81    105   1.38%     33.04% to   33.04%
   2012.............................. 1.45% to 1.45%     4,457 18.65 to 18.65     83   0.50%     17.94% to   17.94%
 Dreyfus Variable Investment
   Fund -- Government Money
   Market Portfolio
   2016.............................. 1.45% to 2.05%    72,989  9.55 to  9.00    685   0.01%    (1.43)% to  (2.03)%
   2015.............................. 1.45% to 2.05%   107,902  9.69 to  9.18  1,025   0.00%    (1.45)% to  (2.05)%
   2014.............................. 1.45% to 2.05%   120,942  9.83 to  9.37  1,174   0.00%    (1.46)% to  (2.06)%
   2013.............................. 1.45% to 2.05%   100,946  9.98 to  9.57    986   0.00%    (1.45)% to  (2.05)%
   2012.............................. 1.45% to 2.05%    68,739 10.12 to  9.77    688   0.00%    (1.45)% to  (2.06)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                    Expense as a                            Net   Investment
                                    % of Average                           Assets   Income
                                   Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                   -------------- --------- -------------- ------ ---------- -------------------
 The Dreyfus Socially Responsible
   Growth Fund, Inc. --
   Initial Shares
   2016........................... 1.50% to 1.70%   504,596 11.25 to 10.88  5,681   1.27%      8.72% to    8.50%
   2015........................... 1.45% to 2.20%   563,605 21.85 to 14.16  6,219   1.03%    (4.60)% to  (5.32)%
   2014........................... 1.45% to 2.20%   578,244 22.90 to 14.96  6,739   0.85%     11.81% to   10.96%
   2013........................... 1.50% to 1.70%   521,926  9.71 to  9.45  5,075   1.21%     32.33% to   32.06%
   2012........................... 1.50% to 2.05%   523,857  7.34 to 12.19  3,851   0.80%     10.29% to    9.67%
Eaton Vance Variable Trust
 VT Floating-Rate Income Fund
   2016........................... 1.45% to 2.55% 3,454,127 13.66 to 11.01 45,076   3.48%      7.37% to    6.18%
   2015........................... 1.45% to 2.55% 3,659,535 12.72 to 10.37 44,138   3.36%    (2.43)% to  (3.52)%
   2014........................... 1.45% to 2.55% 5,609,211 13.04 to 10.75 68,095   3.14%    (0.89)% to  (1.99)%
   2013........................... 1.45% to 2.55% 6,465,984 13.16 to 10.97 79,695   3.48%      2.34% to    1.20%
   2012........................... 1.45% to 2.55% 5,310,021 12.86 to 10.84 64,390   4.17%      5.77% to    4.58%
Federated Insurance Series
 Federated High Income Bond
   Fund II -- Primary Shares
   2016........................... 1.15% to 1.60%   438,539 36.42 to 20.89 12,261   6.39%     13.50% to   12.99%
   2015........................... 1.15% to 1.60%   534,551 32.09 to 18.49 13,214   5.72%    (3.69)% to  (4.13)%
   2014........................... 1.15% to 1.60%   622,420 33.32 to 19.29 15,876   6.35%      1.51% to    1.05%
   2013........................... 1.15% to 1.60%   804,043 32.83 to 19.09 20,139   7.42%      5.76% to    5.28%
   2012........................... 1.15% to 1.60%   987,669 31.04 to 18.13 23,746   7.75%     13.37% to   12.86%
 Federated High Income Bond
   Fund II -- Service Shares
   2016........................... 1.45% to 2.30%   661,694 22.00 to 16.80 14,457   5.99%     12.87% to   11.90%
   2015........................... 1.45% to 2.30%   773,179 19.49 to 15.02 14,898   6.22%    (4.13)% to  (4.96)%
   2014........................... 1.45% to 2.30% 1,313,299 20.33 to 15.80 26,542   5.87%      0.94% to    0.07%
   2013........................... 1.45% to 2.30% 1,545,902 20.14 to 15.79 31,011   7.24%      5.18% to    4.27%
   2012........................... 1.45% to 2.30% 2,091,309 19.15 to 15.14 39,974   7.59%     12.64% to   11.67%
 Federated Kaufmann Fund II --
   Service Shares
   2016........................... 1.45% to 2.40%   669,966 28.98 to 13.39 17,713   0.00%      1.92% to    0.94%
   2015........................... 1.45% to 2.40%   782,264 28.44 to 13.26 20,458   0.00%      4.61% to    3.61%
   2014........................... 1.45% to 2.40%   878,186 27.18 to 12.80 21,843   0.00%      7.85% to    6.81%
   2013........................... 1.45% to 2.40% 1,044,827 25.20 to 11.98 24,191   0.00%     37.65% to   36.33%
   2012........................... 1.45% to 2.40% 1,260,634 18.31 to  8.79 21,186   0.00%     15.31% to   14.20%
 Federated Managed Tail Risk
   Fund II -- Primary Shares
   2016........................... 1.15% to 1.60%   496,284 10.87 to 10.54  5,284   1.81%    (5.30)% to  (5.72)%
   2015........................... 1.15% to 1.60%   554,124 11.48 to 11.18  6,250   1.72%    (7.37)% to  (7.79)%
   2014........................... 1.15% to 1.60%   622,189 12.39 to 12.12  7,599   1.82%    (2.11)% to  (2.55)%
   2013........................... 1.15% to 1.60%   720,576 12.66 to 12.44  9,018   1.03%     15.11% to   14.59%
   2012........................... 1.15% to 1.60%   855,844 10.99 to 10.86  9,332   0.56%      8.90% to    8.41%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                 -------------- ---------- -------------- ------- ---------- -------------------
 Federated Managed Volatility
   Fund II
   2016......................... 1.15% to 1.60%    284,028 27.28 to 13.19   5,631   5.04%      6.45% to    5.98%
   2015......................... 1.15% to 1.60%    340,033 25.63 to 12.45   6,409   4.50%    (8.62)% to  (9.03)%
   2014......................... 1.15% to 1.60%    422,368 28.04 to 13.68   8,657   3.26%      2.72% to    2.25%
   2013......................... 1.15% to 1.60%    468,497 27.30 to 13.38   9,574   2.90%     20.34% to   19.80%
   2012......................... 1.15% to 1.60%    512,990 22.69 to 11.17   8,752   2.92%     12.24% to   11.73%
Fidelity(R) Variable Insurance
  Products Fund
 VIP Asset Manager/SM/
   Portfolio -- Initial Class
   2016......................... 1.15% to 1.60%  1,050,104 49.47 to 15.80  44,751   1.44%      1.89% to    1.43%
   2015......................... 1.15% to 1.60%  1,180,761 48.56 to 15.58  49,442   1.52%    (1.01)% to  (1.46)%
   2014......................... 1.15% to 1.60%  1,328,926 49.05 to 15.81  56,246   1.45%      4.62% to    4.14%
   2013......................... 1.15% to 1.60%  1,504,410 46.89 to 15.18  60,584   1.54%     14.38% to   13.86%
   2012......................... 1.15% to 1.60%  1,717,147 40.99 to 13.33  60,115   1.49%     11.18% to   10.68%
 VIP Asset Manager/SM/
   Portfolio -- Service Class 2
   2016......................... 1.45% to 2.30%    503,089 15.86 to 14.03   7,542   1.17%      1.35% to    0.48%
   2015......................... 1.45% to 2.30%    603,415 15.64 to 13.96   8,975   1.30%    (1.51)% to  (2.36)%
   2014......................... 1.45% to 2.30%    720,857 15.88 to 14.30  10,985   1.18%      4.01% to    3.11%
   2013......................... 1.45% to 2.30%    852,739 15.27 to 13.87  12,521   1.30%     13.67% to   12.69%
   2012......................... 1.45% to 2.30%    991,187 13.44 to 12.31  12,836   1.23%     10.60% to    9.65%
 VIP Balanced Portfolio --
   Service Class 2
   2016......................... 1.45% to 2.55%  4,451,565 16.35 to 13.29  67,008   1.16%      5.43% to    4.26%
   2015......................... 1.45% to 2.55%  4,846,903 15.51 to 12.75  69,426   1.29%    (1.09)% to  (2.20)%
   2014......................... 1.45% to 2.55%  5,203,096 15.68 to 13.03  75,563   1.22%      8.42% to    7.21%
   2013......................... 1.45% to 2.55%  6,037,701 14.46 to 12.16  81,679   1.30%     17.55% to   16.24%
   2012......................... 1.45% to 2.55%  6,503,500 12.30 to 10.46  75,098   1.52%     13.15% to   11.89%
 VIP Contrafund(R) Portfolio --
   Initial Class
   2016......................... 1.15% to 1.60%  2,386,708 74.50 to 24.11 104,523   0.78%      6.76% to    6.29%
   2015......................... 1.15% to 1.60%  2,752,822 69.78 to 22.68 113,615   0.99%    (0.49)% to  (0.94)%
   2014......................... 1.15% to 1.60%  3,170,224 70.12 to 22.90 130,449   0.92%     10.66% to   10.16%
   2013......................... 1.15% to 1.60%  3,680,306 63.37 to 20.79 136,622   1.03%     29.78% to   29.19%
   2012......................... 1.15% to 1.60%  4,390,853 48.83 to 16.09 123,400   1.28%     15.07% to   14.55%
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2016......................... 1.45% to 2.55%  5,987,180 29.18 to 14.09 121,938   0.44%      6.17% to    4.99%
   2015......................... 1.45% to 2.55% 12,956,480 27.49 to 13.42 217,809   0.76%    (1.04)% to  (2.15)%
   2014......................... 1.45% to 2.55% 14,917,759 27.77 to 13.72 254,029   0.67%     10.04% to    8.81%
   2013......................... 1.45% to 2.55% 18,704,173 25.24 to 12.61 290,517   0.79%     29.05% to   27.62%
   2012......................... 1.45% to 2.55% 22,275,144 19.56 to  9.88 267,620   1.09%     14.45% to   13.17%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                 -------------- ---------- -------------- ------- ---------- -------------------
 VIP Dynamic Capital
   Appreciation Portfolio --
   Service Class 2
   2016......................... 1.45% to 1.70%     93,114 25.77 to 24.89   2,362   0.70%      1.17% to    0.92%
   2015......................... 1.45% to 1.70%    109,997 25.47 to 24.67   2,724   0.58%    (0.44)% to  (0.69)%
   2014......................... 1.45% to 1.85%    121,092 25.59 to 19.59   3,019   0.23%      9.06% to    8.61%
   2013......................... 1.45% to 1.85%    121,851 23.46 to 18.04   2,704   0.11%     36.25% to   35.70%
   2012......................... 1.45% to 1.85%    127,184 17.22 to 13.29   2,111   0.41%     20.47% to   19.98%
 VIP Equity-Income Portfolio --
   Initial Class
   2016......................... 1.15% to 1.60%  1,699,936 91.99 to 18.32  86,520   2.24%     16.66% to   16.14%
   2015......................... 1.15% to 1.60%  1,941,908 78.85 to 15.78  85,286   3.05%    (5.07)% to  (5.50)%
   2014......................... 1.15% to 1.60%  2,273,456 83.06 to 16.70 102,554   2.71%      7.47% to    6.98%
   2013......................... 1.15% to 1.60%  2,651,068 77.29 to 15.61 111,500   2.43%     26.67% to   26.10%
   2012......................... 1.15% to 1.60%  3,054,947 61.01 to 12.38 100,588   3.01%     15.95% to   15.43%
 VIP Equity-Income Portfolio --
   Service Class 2
   2016......................... 1.45% to 2.40%  2,765,882 23.33 to 11.86  52,129   1.37%     16.01% to   14.89%
   2015......................... 1.45% to 2.55%  7,297,938 20.11 to 10.18 102,422   2.83%    (5.63)% to  (6.68)%
   2014......................... 1.45% to 2.55%  8,323,101 21.31 to 10.91 125,027   2.40%      6.91% to    5.71%
   2013......................... 1.45% to 2.55% 10,658,918 19.94 to 10.32 148,989   2.22%     25.97% to   24.57%
   2012......................... 1.45% to 2.55% 12,250,530 15.83 to  8.29 135,616   2.88%     15.35% to   14.06%
 VIP Growth & Income
   Portfolio -- Initial Class
   2016......................... 0.75% to 1.60%    861,702 20.53 to 17.20  20,834   1.66%     15.21% to   14.23%
   2015......................... 0.75% to 1.60%    988,658 17.82 to 15.05  20,872   1.99%    (3.01)% to  (3.83)%
   2014......................... 0.75% to 1.60%  1,161,410 18.37 to 15.65  25,427   1.69%      9.64% to    8.71%
   2013......................... 0.75% to 1.60%  1,328,374 16.75 to 14.40  26,538   1.85%     32.56% to   31.43%
   2012......................... 0.75% to 1.60%  1,548,381 12.64 to 10.96  23,113   2.13%     17.67% to   16.67%
 VIP Growth & Income
   Portfolio -- Service Class 2
   2016......................... 1.45% to 1.95%  1,126,092 22.76 to 18.89  19,602   1.76%     14.13% to   13.56%
   2015......................... 1.45% to 1.95%    965,172 19.94 to 16.64  14,971   1.78%    (3.95)% to  (4.44)%
   2014......................... 1.45% to 1.95%  1,108,786 20.76 to 17.41  18,025   1.47%      8.63% to    8.08%
   2013......................... 1.45% to 1.95%  1,294,015 19.11 to 16.11  19,438   1.64%     31.32% to   30.65%
   2012......................... 1.45% to 2.20%  1,265,696 14.55 to 12.09  14,604   1.99%     16.53% to   15.64%
 VIP Growth Opportunities
   Portfolio -- Initial Class
   2016......................... 0.75% to 1.60%    485,643 16.89 to 13.37   8,601   0.31%    (0.41)% to  (1.26)%
   2015......................... 0.75% to 1.60%    597,694 16.96 to 13.55  10,857   0.18%      4.82% to    3.92%
   2014......................... 0.75% to 1.60%    636,257 16.18 to 13.03  11,009   0.21%     11.36% to   10.41%
   2013......................... 0.75% to 1.60%    757,951 14.53 to 11.81  11,844   0.30%     36.86% to   35.70%
   2012......................... 0.75% to 1.60%    841,179 10.62 to  8.70   9,669   0.39%     18.71% to   17.70%
 VIP Growth Opportunities
   Portfolio -- Service Class 2
   2016......................... 1.45% to 2.40%    244,930 16.43 to 15.66   4,002   0.05%    (1.38)% to  (2.33)%
   2015......................... 1.45% to 2.55%  3,219,169 16.66 to 15.94  53,045   0.00%      3.82% to    2.66%
   2014......................... 1.45% to 2.55%  1,637,927 16.05 to 15.53  26,079   0.01%     10.32% to    9.09%
   2013......................... 1.45% to 2.55%  2,116,562 14.54 to 14.23  30,629   0.05%     35.55% to   34.03%
   2012......................... 1.45% to 2.55%  2,734,942 10.73 to 10.62  29,273   0.16%      7.88% to    6.68%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                     Expense as a                             Net    Investment
                                     % of Average                            Assets    Income
                                    Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                    -------------- ---------- -------------- ------- ---------- -------------------
 VIP Growth Portfolio --
   Initial Class
   2016............................ 1.15% to 1.60%  1,270,208 97.07 to 15.03  53,604   0.04%    (0.36)% to  (0.80)%
   2015............................ 1.15% to 1.60%  1,458,117 97.42 to 15.15  60,912   0.25%      5.94% to    5.46%
   2014............................ 1.15% to 1.60%  1,653,644 91.95 to 14.36  65,296   0.18%     10.02% to    9.52%
   2013............................ 1.15% to 1.60%  1,949,834 83.58 to 13.12  69,536   0.28%     34.77% to   34.16%
   2012............................ 1.15% to 1.60%  2,281,334  62.02 to 9.78  59,904   0.57%     13.36% to   12.85%
 VIP Growth Portfolio --
   Service Class 2
   2016............................ 1.45% to 2.30%  1,126,260 23.45 to 17.04  15,246   0.00%    (0.90)% to  (1.76)%
   2015............................ 1.45% to 2.30%  1,583,867 23.66 to 17.34  23,366   0.03%      5.35% to    4.45%
   2014............................ 1.45% to 2.30%  1,784,045 22.46 to 16.60  24,952   0.00%      9.40% to    8.46%
   2013............................ 1.45% to 2.30%  1,972,296 20.53 to 15.31  25,263   0.05%     34.03% to   32.87%
   2012............................ 1.45% to 2.30%  1,947,729 15.32 to 11.52  17,689   0.32%     12.74% to   11.77%
 VIP Investment Grade Bond
   Portfolio -- Service Class 2
   2016............................ 1.45% to 2.55% 10,950,778 12.87 to 11.55 137,126   2.28%      2.97% to    1.82%
   2015............................ 1.45% to 2.55% 11,150,979 12.50 to 11.34 136,060   2.57%    (2.29)% to  (3.38)%
   2014............................ 1.45% to 2.55%  7,898,918 12.80 to 11.74  98,977   1.79%      4.09% to    2.92%
   2013............................ 1.45% to 2.55%  9,956,962 12.29 to 11.41 120,149   2.01%    (3.49)% to  (4.57)%
   2012............................ 1.45% to 2.55% 11,363,659 12.74 to 11.95 142,492   2.20%      4.07% to    2.90%
 VIP Mid Cap Portfolio --
   Initial Class
   2016............................ 0.75% to 0.75%        268 40.98 to 40.98      11   0.52%     11.39% to   11.39%
   2015............................ 0.75% to 0.75%        281 36.78 to 36.78      10   0.40%    (2.13)% to  (2.13)%
   2014............................ 0.75% to 0.75%        654 37.58 to 37.58      25   0.25%      5.49% to    5.49%
   2013............................ 0.75% to 0.75%        835 35.63 to 35.63      30   0.47%     35.21% to   35.21%
   2012............................ 0.75% to 0.75%      1,029 26.35 to 26.35      27   0.64%     13.97% to   13.97%
 VIP Mid Cap Portfolio --
   Service Class 2
   2016............................ 1.15% to 2.55%  5,321,532 40.26 to 14.69 134,193   0.33%     10.64% to    9.08%
   2015............................ 1.15% to 2.55%  5,166,230 36.39 to 13.47 120,030   0.22%    (2.76)% to  (4.14)%
   2014............................ 1.15% to 2.55%  8,185,089 37.42 to 14.05 178,781   0.02%      4.81% to    3.33%
   2013............................ 1.15% to 2.55%  8,705,874 35.71 to 13.60 189,779   0.26%     34.31% to   32.41%
   2012............................ 1.15% to 2.55% 10,619,523 26.59 to 10.27 170,431   0.39%     13.24% to   11.63%
 VIP Overseas Portfolio --
   Initial Class
   2016............................ 0.75% to 1.60%    654,951 12.60 to 12.89  15,403   1.36%    (5.77)% to  (6.57)%
   2015............................ 0.75% to 1.60%    762,153 13.37 to 13.80  19,244   1.30%      2.85% to    1.97%
   2014............................ 0.75% to 1.60%    858,699 13.00 to 13.53  20,923   1.26%    (8.77)% to  (9.55)%
   2013............................ 0.75% to 1.60%    980,163 14.25 to 14.96  26,593   1.36%     29.46% to   28.36%
   2012............................ 0.75% to 1.60%  1,100,757 11.01 to 11.65  23,478   1.92%     19.83% to   18.81%
 VIP Value Strategies Portfolio --
   Service Class 2
   2016............................ 1.45% to 2.20%    139,915 19.44 to 18.27   2,693   0.86%      7.69% to    6.87%
   2015............................ 1.45% to 2.20%    166,905 18.05 to 17.10   2,983   0.39%    (4.59)% to  (5.32)%
   2014............................ 1.45% to 2.20%    432,519 18.92 to 18.06   8,129   0.68%      4.97% to    4.17%
   2013............................ 1.45% to 2.20%    698,052 18.02 to 17.34  12,418   0.81%     28.30% to   27.32%
   2012............................ 1.45% to 2.20%    326,129 14.05 to 13.62   4,494   0.44%     25.22% to   24.26%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                 Expense as a                             Net    Investment
                                 % of Average                            Assets    Income
                                Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Founding Funds
   Allocation VIP Fund --
   Class 2 Shares
   2016........................ 1.45% to 2.55%  6,295,431 12.29 to 11.07  73,692    3.89%     11.54% to   10.30%
   2015........................ 1.45% to 2.55%  7,499,839 11.02 to 10.03  79,033    2.95%    (7.57)% to  (8.61)%
   2014........................ 1.45% to 2.55%  8,534,379 11.92 to 10.98  97,685    2.81%      1.36% to    0.23%
   2013........................ 1.45% to 2.55%  9,901,884 11.76 to 10.95 112,297   11.82%     21.98% to   20.62%
   2012........................ 1.45% to 2.55% 11,368,166  9.64 to  9.08 106,153    2.81%     13.66% to   12.39%
 Franklin Income VIP Fund --
   Class 2 Shares
   2016........................ 1.45% to 2.55% 22,022,852 17.02 to 11.95 322,404    5.01%     12.37% to   11.12%
   2015........................ 1.45% to 2.55% 26,571,825 15.15 to 10.75 347,887    4.63%    (8.40)% to  (9.43)%
   2014........................ 1.45% to 2.55% 30,814,546 16.54 to 11.87 443,304    4.98%      3.10% to    1.95%
   2013........................ 1.45% to 2.55% 36,458,803 16.04 to 11.64 511,869    6.39%     12.29% to   11.04%
   2012........................ 1.45% to 2.55% 42,955,777 14.29 to 10.49 540,761    6.45%     11.02% to    9.77%
 Franklin Large Cap Growth VIP
   Fund -- Class 2 Shares
   2016........................ 1.45% to 2.05%      8,656 20.12 to 15.28     168    0.00%    (3.21)% to  (3.80)%
   2015........................ 1.45% to 2.05%     10,902 20.78 to 15.88     219    0.26%      4.09% to    3.46%
   2014........................ 1.45% to 2.05%     13,687 19.97 to 15.35     266    1.08%     10.83% to   10.16%
   2013........................ 1.45% to 2.05%     16,596 18.02 to 13.94     291    1.04%     26.77% to   26.00%
   2012........................ 1.45% to 2.05%     23,883 14.21 to 11.06     332    0.84%     10.74% to   10.06%
 Franklin Mutual Shares VIP
   Fund -- Class 2 Shares
   2016........................ 1.45% to 2.40%    899,932 22.84 to 11.63  16,318    1.97%     14.38% to   13.28%
   2015........................ 1.45% to 2.40%  1,027,325 19.97 to 10.26  16,240    3.02%    (6.32)% to  (7.22)%
   2014........................ 1.45% to 2.40%  1,178,337 21.32 to 11.06  19,991    1.95%      5.57% to    4.55%
   2013........................ 1.45% to 2.40%  1,347,948 20.19 to 10.58  21,576    2.05%     26.40% to   25.18%
   2012........................ 1.45% to 2.40%  1,581,716 15.97 to  8.45  19,988    1.84%     12.58% to   11.50%
 Templeton Foreign VIP Fund --
   Class 1 Shares
   2016........................ 1.15% to 1.60%    520,746 14.52 to 13.75   7,303    2.15%      6.25% to    5.78%
   2015........................ 1.15% to 1.60%    560,407 13.67 to 13.00   7,415    3.52%    (7.39)% to  (7.80)%
   2014........................ 1.15% to 1.60%    626,738 14.76 to 14.10   8,978    2.13%   (11.91)% to (12.31)%
   2013........................ 1.15% to 1.60%    704,377 16.76 to 16.08  11,488    2.53%     21.86% to   21.31%
   2012........................ 0.75% to 1.60%    745,396 14.20 to 13.26   9,998    3.24%     17.70% to   16.70%
 Templeton Foreign VIP Fund --
   Class 2 Shares
   2016........................ 1.45% to 2.20%     76,618 20.37 to  8.92   1,035    1.96%      5.63% to    4.82%
   2015........................ 1.45% to 2.20%     86,044 19.28 to  8.51   1,101    3.08%    (7.85)% to  (8.55)%
   2014........................ 1.45% to 2.20%     95,930 20.92 to  9.31   1,342    1.82%   (12.42)% to (13.09)%
   2013........................ 1.45% to 2.20%     94,061 23.89 to 10.71   1,541    2.41%     21.19% to   20.27%
   2012........................ 1.45% to 2.20%    126,214 19.71 to  8.90   1,688    3.17%     16.51% to   15.63%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 Templeton Global Bond VIP
   Fund -- Class 1 Shares
   2016.......................... 1.15% to 1.40%    367,813 18.48 to 17.93   6,648   0.00%       2.02% to    1.77%
   2015.......................... 1.15% to 1.40%    420,869 18.12 to 17.62   7,468   7.78%     (5.20)% to  (5.44)%
   2014.......................... 1.15% to 1.40%    515,215 19.11 to 18.63   9,653   5.13%       0.95% to    0.69%
   2013.......................... 1.15% to 1.40%    577,510 18.93 to 18.51  10,735   4.87%       0.72% to    0.46%
   2012.......................... 1.15% to 1.40%    668,902 18.80 to 18.42  12,374   6.57%      13.98% to   13.69%
 Templeton Growth VIP Fund --
   Class 2 Shares
   2016.......................... 1.45% to 2.20%    794,807 11.65 to 10.74   8,798   2.09%       8.03% to    7.21%
   2015.......................... 1.45% to 2.20%    929,502 10.79 to 10.02   9,516   2.59%     (7.84)% to  (8.54)%
   2014.......................... 1.45% to 2.20%  1,058,142 11.70 to 10.95  11,802   1.28%     (4.22)% to  (4.95)%
   2013.......................... 1.45% to 2.20%  1,475,205 12.22 to 11.52  17,368   2.41%      28.92% to   27.94%
   2012.......................... 1.45% to 2.20%  1,436,617  9.48 to  9.01  13,084   2.07%      19.31% to   18.40%
Goldman Sachs Variable Insurance
  Trust
 Goldman Sachs Government
   Money Market Fund --
   Service Shares
   2016.......................... 0.75% to 2.55% 14,233,505  9.68 to  8.93 132,976   0.04%     (0.71)% to  (2.50)%
   2015.......................... 0.75% to 2.55% 14,686,855  9.75 to  9.16 139,172   0.01%     (0.74)% to  (2.54)%
   2014.......................... 0.75% to 2.55% 16,425,706  9.82 to  9.40 158,168   0.01%     (0.74)% to  (2.54)%
   2013.......................... 0.75% to 2.55% 17,668,537  9.90 to  9.64 172,860   0.01%     (0.74)% to  (2.54)%
   2012 (4)...................... 0.75% to 2.55% 20,290,027  9.97 to  9.89 201,609   0.00%     (0.74)% to  (2.53)%
 Goldman Sachs Large Cap
   Value Fund -- Institutional
   Shares
   2016.......................... 1.15% to 1.60%    440,569 17.00 to 16.24   7,464   2.05%      10.30% to    9.80%
   2015.......................... 1.15% to 1.60%    540,209 15.41 to 14.79   8,322   1.35%     (5.51)% to  (5.94)%
   2014.......................... 1.15% to 1.60%    631,084 16.31 to 15.73  10,331   1.32%      11.64% to   11.13%
   2013.......................... 1.15% to 1.60%    772,229 14.61 to 14.15  11,349   1.19%      31.70% to   31.11%
   2012.......................... 1.15% to 1.60%    838,830 11.09 to 10.79   9,408   1.32%      17.75% to   17.22%
 Goldman Sachs Mid Cap Value
   Fund -- Institutional Shares
   2016.......................... 1.15% to 2.30%  1,673,110 38.11 to 17.41  51,961   1.43%      12.23% to   10.93%
   2015.......................... 1.15% to 2.30%  1,386,533 33.96 to 15.69  43,127   0.35%    (10.29)% to (11.33)%
   2014.......................... 1.15% to 2.30%  1,835,320 37.85 to 17.70  59,983   0.99%      12.26% to   10.96%
   2013.......................... 1.15% to 2.30%  1,995,853 33.72 to 15.95  60,621   0.81%      31.37% to   29.84%
   2012.......................... 1.15% to 2.30%  2,244,886 25.67 to 12.29  53,736   1.12%      17.10% to   15.74%
JPMorgan Insurance Trust
 JPMorgan Insurance Trust Core
   Bond Portfolio -- Class 1
   2016.......................... 1.45% to 2.20%    278,782 14.06 to 12.32   3,768   2.62%       0.64% to  (0.12)%
   2015.......................... 1.45% to 2.20%    286,159 13.97 to 12.34   3,859   4.24%     (0.35)% to  (1.11)%
   2014.......................... 1.45% to 2.20%    233,274 14.02 to 12.48   3,179   3.84%       3.40% to    2.61%
   2013.......................... 1.45% to 2.20%    267,217 13.56 to 12.16   3,539   4.79%     (2.90)% to  (3.64)%
   2012.......................... 1.45% to 2.20%    332,979 13.96 to 12.62   4,553   4.76%       3.80% to    3.01%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                         Expense as a                            Net    Investment
                                         % of Average                           Assets    Income
                                        Net Assets (1)   Units     Unit Value    000s   Ratio (2)   Total Return (3)
                                        -------------- --------- -------------- ------- ---------- ------------------
 JPMorgan Insurance Trust Intrepid
   Mid Cap Portfolio -- Class 1
   2016................................ 1.45% to 2.20%    19,526 17.81 to 14.79     332   0.74%     10.41% to   9.57%
   2015................................ 1.45% to 2.20%    23,578 16.13 to 13.50     365   0.66%    (7.24)% to (7.94)%
   2014................................ 1.45% to 2.20%    26,243 17.38 to 14.66     439   0.64%     14.18% to  13.31%
   2013................................ 1.45% to 2.20%    31,578 15.23 to 12.94     465   1.11%     38.55% to  37.50%
   2012................................ 1.45% to 2.20%    47,610 10.99 to  9.41     507   0.81%     14.44% to  13.57%
 JPMorgan Insurance Trust Mid Cap
   Value Portfolio -- Class 1
   2016................................ 1.45% to 2.05%     3,206 30.04 to 28.67      95   0.88%     13.04% to  12.35%
   2015................................ 1.45% to 2.05%     3,695 26.58 to 25.52      97   1.01%    (4.07)% to (4.65)%
   2014................................ 1.45% to 2.05%     3,942 27.71 to 26.76     108   0.78%     13.44% to  12.75%
   2013................................ 1.45% to 2.05%     4,772 24.42 to 23.73     115   1.06%     30.38% to  29.59%
   2012................................ 1.45% to 2.05%     5,607 18.73 to 18.31     104   1.07%     18.63% to  17.90%
 JPMorgan Insurance Trust Small
   Cap Core Portfolio -- Class 1
   2016................................ 1.45% to 2.20%    13,229 30.04 to 11.69     231   0.02%     18.48% to  38.30%
   2015................................ 1.45% to 1.45%       292 25.35 to 25.35       7   0.14%    (6.66)% to (6.66)%
   2014................................ 1.45% to 1.45%       292 27.16 to 27.16       8   0.11%      8.01% to   8.01%
   2013................................ 1.45% to 1.45%     1,851 25.15 to 25.15      47   0.69%     40.23% to  40.23%
   2012................................ 1.45% to 1.45%     2,639 17.93 to 17.93      47   0.25%     17.99% to  17.99%
 JPMorgan Insurance Trust U.S.
   Equity Portfolio -- Class 1
   2016................................ 1.45% to 2.20%    59,840 20.85 to 16.54   1,196   0.95%      9.33% to   8.50%
   2015................................ 1.45% to 2.20%    63,151 19.07 to 15.25   1,158   1.16%    (0.60)% to (1.35)%
   2014................................ 1.45% to 2.20%    70,097 19.19 to 15.46   1,294   0.94%     12.25% to  11.40%
   2013................................ 1.45% to 2.20%    83,693 17.09 to 13.88   1,382   1.33%     34.24% to  33.22%
   2012................................ 1.45% to 2.20%   121,740 12.73 to 10.42   1,501   1.48%     15.94% to  15.05%
Janus Aspen Series
 Balanced Portfolio -- Institutional
   Shares
   2016................................ 1.15% to 1.60% 2,031,781 52.20 to 22.32  71,783   2.18%      3.40% to   2.94%
   2015................................ 1.15% to 1.60% 2,351,321 50.48 to 21.68  80,984   1.58%    (0.54)% to (0.99)%
   2014................................ 1.15% to 1.60% 2,693,920 50.76 to 21.90  93,337   1.73%      7.26% to   6.78%
   2013................................ 1.15% to 1.60% 3,140,078 47.32 to 20.51 100,092   1.52%     18.77% to  18.24%
   2012................................ 1.15% to 1.60% 3,628,099 39.84 to 17.35  97,256   2.77%     12.31% to  11.80%
 Balanced Portfolio -- Service
   Shares
   2016................................ 1.45% to 2.55% 5,802,246 22.82 to 14.52 103,508   1.92%      2.82% to   1.67%
   2015................................ 1.45% to 2.55% 6,591,303 22.19 to 14.29 115,048   1.37%    (1.05)% to (2.15)%
   2014................................ 1.45% to 2.55% 7,502,341 22.43 to 14.60 132,960   1.50%      6.67% to   5.48%
   2013................................ 1.45% to 2.55% 8,424,542 21.03 to 13.84 139,847   1.33%     18.07% to  16.75%
   2012................................ 1.45% to 2.55% 9,214,179 17.81 to 11.86 129,506   2.48%     11.73% to  10.48%
 Enterprise Portfolio -- Institutional
   Shares
   2016................................ 1.15% to 1.60% 1,051,330 76.79 to 21.45  45,233   0.14%     11.07% to  10.57%
   2015................................ 1.15% to 1.60% 1,209,980 69.14 to 19.40  46,516   0.63%      2.83% to   2.37%
   2014................................ 1.15% to 1.60% 1,377,241 67.23 to 18.95  51,555   0.16%     11.23% to  10.73%
   2013................................ 1.15% to 1.60% 1,610,634 60.44 to 17.11  53,909   0.50%     30.86% to  30.27%
   2012................................ 1.15% to 1.60% 1,947,561 46.19 to 13.14  49,303   0.00%     15.94% to  15.41%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- --------- -------------- ------ ---------- -------------------
 Enterprise Portfolio -- Service
   Shares
   2016.............................. 1.50% to 1.70%   387,640 11.49 to 11.11  4,824   0.02%     10.43% to   10.20%
   2015.............................. 1.50% to 1.70%   414,922 10.40 to 10.08  4,758   0.52%      2.21% to    2.00%
   2014.............................. 1.50% to 1.70%   434,592 10.18 to  9.88  4,893   0.03%     10.56% to   10.33%
   2013.............................. 1.50% to 1.70%   484,698  9.21 to  8.96  4,979   0.37%     30.06% to   29.80%
   2012.............................. 1.50% to 1.70%   552,725  7.08 to  6.90  4,412   0.00%     15.23% to   14.99%
 Flexible Bond Portfolio --
    Institutional Shares
   2016.............................. 0.75% to 1.60%   611,114 22.29 to 19.34 14,878   2.78%      1.70% to    0.83%
   2015.............................. 0.75% to 1.60%   688,004 21.92 to 19.18 16,464   2.27%    (0.53)% to  (1.38)%
   2014.............................. 0.75% to 1.60%   755,890 22.04 to 19.45 18,247   3.56%      4.15% to    3.26%
   2013.............................. 0.75% to 1.60%   707,216 21.16 to 18.84 16,338   2.36%    (0.88)% to  (1.73)%
   2012.............................. 0.75% to 1.60%   918,120 21.35 to 19.17 21,722   3.43%      7.52% to    6.60%
 Forty Portfolio -- Institutional
   Shares
   2016.............................. 0.75% to 1.60%   948,927 20.03 to 21.64 32,376   0.00%      1.43% to    0.57%
   2015.............................. 0.75% to 1.60% 1,102,917 19.75 to 21.52 37,281   0.00%     11.38% to   10.43%
   2014.............................. 0.75% to 1.60% 1,281,669 17.73 to 19.49 38,853   0.16%      7.92% to    7.00%
   2013.............................. 0.75% to 1.60% 1,538,511 16.43 to 18.21 43,191   0.71%     30.24% to   29.13%
   2012.............................. 0.75% to 1.60% 1,936,175 12.61 to 14.10 41,380   0.69%     23.23% to   22.17%
 Forty Portfolio -- Service Shares
   2016.............................. 1.45% to 2.55% 2,184,706 30.86 to 16.09 37,015   0.00%      0.47% to  (0.65)%
   2015.............................. 1.45% to 2.55% 2,712,925 30.71 to 16.20 48,727   0.00%     10.31% to    9.08%
   2014.............................. 1.45% to 2.55% 3,088,721 27.84 to 14.85 47,635   0.03%      6.89% to    5.70%
   2013.............................. 1.45% to 2.55% 3,689,245 26.05 to 14.05 54,290   0.58%     28.99% to   27.55%
   2012.............................. 1.45% to 2.55% 4,586,883 20.19 to 11.01 52,690   0.56%     22.06% to   20.69%
 Global Research
   Portfolio -- Institutional Shares
   2016.............................. 1.15% to 1.60% 1,495,339 42.95 to 12.44 40,317   1.07%      0.89% to    0.44%
   2015.............................. 1.15% to 1.60% 1,705,388 42.57 to 12.39 45,357   0.65%    (3.41)% to  (3.85)%
   2014.............................. 1.15% to 1.60% 1,923,354 44.07 to 12.88 52,706   1.07%      6.21% to    5.73%
   2013.............................. 1.15% to 1.60% 2,228,261 41.50 to 12.18 57,625   1.20%     26.95% to   26.38%
   2012.............................. 1.15% to 1.60% 2,560,336 32.69 to  9.64 51,867   0.85%     18.69% to   18.16%
 Global Research Portfolio --
    Service Shares
   2016.............................. 1.50% to 1.70%   407,053  8.00 to  7.73  3,384   0.94%      0.29% to    0.09%
   2015.............................. 1.50% to 1.70%   457,016  7.97 to  7.72  3,804   0.51%    (3.99)% to  (4.19)%
   2014.............................. 1.50% to 1.70%   530,936  8.30 to  8.06  4,619   0.96%      5.57% to    5.36%
   2013.............................. 1.50% to 1.70%   614,562  7.87 to  7.65  5,064   1.08%     26.16% to   25.90%
   2012.............................. 1.50% to 1.70%   697,274  6.23 to  6.08  4,576   0.74%     18.06% to   17.82%
 Global Technology
   Portfolio -- Service Shares
   2016.............................. 1.15% to 1.70%   660,400  9.49 to  8.47  5,893   0.09%     12.54% to   11.92%
   2015.............................. 1.15% to 1.70%   709,850  8.44 to  7.57  5,655   0.00%      3.44% to    2.87%
   2014.............................. 1.15% to 1.70%   827,786  8.15 to  7.36  6,404   0.00%      8.09% to    7.49%
   2013.............................. 1.15% to 1.70%   935,906  7.54 to  6.85  6,721   0.00%     33.83% to   33.09%
   2012.............................. 1.15% to 1.70% 1,075,593  5.64 to  5.14  5,799   0.00%     17.77% to   17.12%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                      -------------- --------- -------------- ------ ---------- --------------------
 Janus Portfolio -- Institutional
   Shares
   2016.............................. 1.15% to 1.60% 1,569,263 43.05 to 13.93 40,553   0.53%     (0.66)% to  (1.10)%
   2015.............................. 1.15% to 1.60% 1,844,187 43.33 to 14.09 47,984   0.63%       4.13% to    3.66%
   2014.............................. 1.15% to 1.60% 2,075,652 41.61 to 13.59 51,729   0.36%      11.69% to   11.19%
   2013.............................. 1.15% to 1.60% 2,431,560 37.26 to 12.22 54,219   0.78%      28.84% to   28.26%
   2012.............................. 1.15% to 1.60% 2,894,203 28.92 to  9.53 49,944   0.54%      17.22% to   16.69%
 Janus Portfolio -- Service Shares
   2016.............................. 1.50% to 1.70%   313,350 10.55 to 10.20  3,429   0.38%     (1.23)% to  (1.43)%
   2015.............................. 1.50% to 1.70%   352,027 10.68 to 10.35  3,905   0.45%       3.50% to    3.29%
   2014.............................. 1.50% to 1.70%   405,834 10.32 to 10.02  4,353   0.22%      11.04% to   10.82%
   2013.............................. 1.50% to 1.70%   468,499  9.29 to  9.04  4,521   0.66%      28.05% to   27.79%
   2012.............................. 1.50% to 1.70%   509,550  7.26 to  7.07  3,839   0.43%      16.51% to   16.27%
 Overseas Portfolio -- Institutional
   Shares
   2016.............................. 0.75% to 1.60%   890,300 12.16 to 17.76 21,291   4.65%     (7.15)% to  (7.94)%
   2015.............................. 0.75% to 1.60%   979,039 13.10 to 19.29 25,442   0.58%     (9.28)% to (10.05)%
   2014.............................. 0.75% to 1.60% 1,124,435 14.44 to 21.45 32,588   3.07%    (12.53)% to (13.28)%
   2013.............................. 0.75% to 1.60% 1,370,697 16.51 to 24.73 45,431   3.12%      13.70% to   12.73%
   2012.............................. 0.75% to 1.60% 1,713,077 14.52 to 21.94 50,314   0.68%      12.61% to   11.65%
 Overseas Portfolio -- Service
   Shares
   2016.............................. 1.45% to 2.10%   206,876 23.07 to 14.71  2,326   4.67%     (8.06)% to  (8.66)%
   2015.............................. 1.45% to 2.10%   293,437 25.10 to 16.11  3,539   0.50%    (10.13)% to (10.72)%
   2014.............................. 1.45% to 2.10%   333,015 27.92 to 18.04  4,515   3.03%    (13.38)% to (13.95)%
   2013.............................. 1.45% to 2.10%   387,018 32.24 to 20.97  6,091   3.06%      12.62% to   11.88%
   2012.............................. 1.45% to 2.10%   448,452 28.62 to 18.74  6,292   0.59%      11.54% to   10.80%
Legg Mason Partners Variable Equity
  Trust
 ClearBridge Variable Aggressive
   Growth Portfolio -- Class II
   2016.............................. 1.45% to 2.30%   277,181 29.06 to 18.88  7,729   0.31%     (0.52)% to  (1.38)%
   2015.............................. 1.45% to 2.30%   767,178 29.21 to 19.15 21,895   0.05%     (3.36)% to  (4.20)%
   2014.............................. 1.45% to 2.30% 1,126,370 30.23 to 19.99 33,343   0.01%      18.33% to   17.31%
   2013.............................. 1.45% to 2.30%   530,517 25.55 to 17.04 13,101   0.06%      45.23% to   43.98%
   2012.............................. 1.45% to 2.30%   290,638 17.59 to 11.83  4,805   0.13%      16.74% to   15.73%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class I
   2016.............................. 1.15% to 1.60%   318,210 15.73 to 15.06  4,859   1.54%      13.67% to   13.16%
   2015.............................. 1.15% to 1.60%   338,426 13.84 to 13.31  4,557   1.67%     (5.40)% to  (5.83)%
   2014.............................. 1.15% to 1.60%   432,408 14.63 to 14.13  6,169   2.15%      12.31% to   11.80%
   2013.............................. 1.15% to 1.60%   494,752 13.03 to 12.64  6,304   1.62%      24.49% to   23.93%
   2012.............................. 1.15% to 1.60%   585,520 10.46 to 10.20  6,014   3.00%      12.89% to   12.38%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class II
   2016.............................. 1.45% to 2.45%   575,027 15.08 to 13.66  8,381   1.67%      13.12% to   11.98%
   2015.............................. 1.45% to 2.45%   444,855 13.33 to 12.20  5,674   1.62%     (5.82)% to  (6.78)%
   2014.............................. 1.45% to 2.45%   564,374 14.15 to 13.09  7,671   1.98%      11.84% to   10.70%
   2013.............................. 1.45% to 2.45%   642,526 12.65 to 11.82  7,847   1.50%      23.86% to   22.61%
   2012.............................. 1.45% to 2.45%   724,572 10.22 to  9.64  7,181   2.70%      12.42% to   11.28%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                      Expense as a                            Net   Investment
                                      % of Average                           Assets   Income
                                     Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                     -------------- --------- -------------- ------ ---------- --------------------
 ClearBridge Variable Large Cap
   Value Portfolio -- Class I
   2016............................. 1.15% to 2.30%   870,195 31.15 to 10.39 15,224   1.48%      11.70% to   10.41%
   2015............................. 1.15% to 2.30% 1,342,584 27.89 to  9.41 18,994   1.40%     (3.98)% to  (5.10)%
   2014............................. 1.15% to 2.30% 1,933,536 29.04 to  9.92 26,732   1.82%      10.42% to (10.82)%
   2013............................. 1.15% to 1.60%   529,756 26.30 to 18.35 11,797   1.60%      30.85% to   30.26%
   2012............................. 1.15% to 1.60%   595,426 20.10 to 14.09 10,197   2.25%      15.16% to   14.64%
MFS(R) Variable Insurance Trust
 MFS(R) Investors Trust Series --
   Service Class Shares
   2016............................. 1.45% to 1.95%   320,659 24.43 to 18.84  5,309   0.57%       6.75% to    6.21%
   2015............................. 1.45% to 1.95%   370,130 22.88 to 17.74  5,733   0.68%     (1.50)% to  (2.00)%
   2014............................. 1.45% to 1.95%   436,811 23.23 to 18.10  6,863   0.76%       9.11% to    8.55%
   2013............................. 1.45% to 1.95%   501,261 21.29 to 16.68  7,308   0.92%      29.83% to   29.17%
   2012............................. 1.45% to 1.95%   645,995 16.40 to 12.91  7,265   0.71%      17.11% to   16.51%
 MFS(R) New Discovery Series --
   Service Class Shares
   2016............................. 1.15% to 2.30%   663,903 28.51 to 19.11 12,301   0.00%       7.55% to    6.30%
   2015............................. 1.15% to 2.30%   790,831 26.51 to 17.98 13,662   0.00%     (3.27)% to  (4.40)%
   2014............................. 1.15% to 2.30%   997,867 27.40 to 18.81 17,853   0.00%     (8.56)% to  (9.62)%
   2013............................. 1.15% to 2.30% 1,461,189 29.97 to 20.81 27,924   0.00%      39.59% to   37.97%
   2012............................. 1.15% to 2.30% 1,502,506 21.47 to 15.08 21,100   0.00%      19.50% to   18.11%
 MFS(R) Total Return Series --
   Service Class Shares
   2016............................. 1.45% to 2.55% 3,278,568 19.31 to 12.12 48,180   2.71%       7.24% to    6.05%
   2015............................. 1.45% to 2.55% 3,461,844 18.00 to 11.43 47,611   2.35%     (2.02)% to  (3.11)%
   2014............................. 1.45% to 2.55% 3,952,024 18.38 to 11.80 55,659   1.69%       6.67% to    5.48%
   2013............................. 1.45% to 2.55% 4,564,778 17.23 to 11.18 60,680   1.62%      17.02% to   15.71%
   2012............................. 1.45% to 2.55% 5,307,438 14.72 to  9.66 60,562   2.53%       9.32% to    8.10%
 MFS(R) Utilities Series -- Service
   Class Shares
   2016............................. 1.45% to 2.20%   700,916 37.26 to 21.67 16,772   3.44%       9.63% to    8.80%
   2015............................. 1.45% to 2.20%   790,491 33.99 to 19.92 17,322   3.86%    (15.99)% to (16.63)%
   2014............................. 1.45% to 2.20%   909,300 40.46 to 23.89 23,852   1.90%      10.84% to    9.99%
   2013............................. 1.45% to 2.30% 1,075,702 36.50 to 18.88 25,472   2.05%      18.47% to   17.45%
   2012............................. 1.45% to 2.30% 1,301,678 30.81 to 16.08 26,138   6.30%      11.57% to   10.60%
MFS(R) Variable Insurance Trust II
 MFS(R) Massachusetts Investors
   Growth Stock Portfolio --
   Service Class Shares
   2016............................. 1.45% to 2.30%   728,673 10.15 to  9.99  7,379   0.38%       4.31% to    3.41%
   2015 (4)......................... 1.45% to 2.30%   752,771  9.73 to  9.66  7,317   0.47%     (3.53)% to  (4.36)%
 MFS(R) Strategic Income Portfolio
   -- Service Class Shares
   2016............................. 1.45% to 1.45%     3,021 10.63 to 10.63     32   2.96%       6.44% to    6.44%
   2015............................. 1.45% to 1.45%     2,133  9.99 to  9.99     21   4.94%     (3.48)% to  (3.48)%
   2014............................. 1.45% to 1.45%     2,710 10.35 to 10.35     28   3.06%       1.49% to    1.49%
   2013 (4)......................... 1.45% to 1.45%     2,732 10.19 to 10.19     28   2.97%       5.21% to    5.21%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                     Expense as a                            Net   Investment
                                     % of Average                           Assets   Income
                                    Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                    -------------- --------- -------------- ------ ---------- -------------------
Oppenheimer Variable Account Funds
 Oppenheimer Capital Appreciation
   Fund/VA -- Non-Service Shares
   2016............................ 1.15% to 1.60%   683,004 90.41 to 16.55 27,894   0.41%    (3.33)% to  (3.76)%
   2015............................ 1.15% to 1.60%   784,080 93.52 to 17.20 32,998   0.09%      2.35% to    1.89%
   2014............................ 1.15% to 1.60%   897,175 91.37 to 16.88 36,968   0.45%     14.08% to   13.57%
   2013............................ 1.15% to 1.60% 1,049,031 80.09 to 14.87 37,612   0.98%     28.25% to   27.67%
   2012............................ 1.15% to 1.60% 1,263,178 62.45 to 11.64 34,442   0.66%     12.80% to   12.29%
 Oppenheimer Capital Appreciation
   Fund/VA -- Service Shares
   2016............................ 1.45% to 2.10%   243,018 20.11 to 14.57  4,386   0.11%    (3.84)% to  (4.47)%
   2015............................ 1.45% to 2.10%   310,174 20.91 to 15.26  5,764   0.00%      1.77% to    1.10%
   2014............................ 1.45% to 2.10%   354,443 20.54 to 15.09  6,506   0.18%     13.46% to   12.71%
   2013............................ 1.45% to 2.10%   416,579 18.11 to 13.39  6,727   0.73%     27.55% to   26.71%
   2012............................ 1.45% to 2.10%   477,818 14.20 to 10.57  6,124   0.40%     12.15% to   11.41%
 Oppenheimer Conservative
   Balanced Fund/VA --
   Non-Service Shares
   2016............................ 1.15% to 1.60%   375,945 46.51 to 14.30 11,158   2.39%      4.05% to    3.58%
   2015............................ 1.15% to 1.60%   402,826 44.70 to 13.81 11,608   2.23%    (0.33)% to  (0.78)%
   2014............................ 1.15% to 1.60%   461,073 44.85 to 13.92 13,513   2.06%      6.95% to    6.47%
   2013............................ 1.15% to 1.60%   533,854 41.93 to 13.07 14,372   2.35%     11.87% to   11.36%
   2012............................ 1.15% to 1.60%   637,284 37.48 to 11.74 15,035   1.32%     11.04% to   10.54%
 Oppenheimer Conservative
   Balanced Fund/VA -- Service
   Shares
   2016............................ 1.45% to 2.55% 2,125,261 12.22 to  8.59 22,007   2.17%      3.44% to    2.29%
   2015............................ 1.45% to 2.55% 2,185,061 11.82 to  8.40 22,063   2.02%    (0.89)% to  (2.00)%
   2014............................ 1.45% to 2.55% 2,531,912 11.92 to  8.57 25,907   1.80%      6.45% to    5.26%
   2013............................ 1.45% to 2.55% 3,004,910 11.20 to  8.14 29,168   2.16%     11.20% to    9.96%
   2012............................ 1.45% to 2.55% 3,499,655 10.07 to  7.40 30,730   1.19%     10.48% to    9.24%
 Oppenheimer Core Bond Fund/VA
   -- Non-Service Shares
   2016............................ 1.15% to 1.60%   576,236 27.79 to 11.65 10,454   3.68%      2.08% to    1.63%
   2015............................ 1.15% to 1.60%   642,440 27.22 to 11.46 11,554   4.07%    (0.20)% to  (0.65)%
   2014............................ 1.15% to 1.60%   732,970 27.28 to 11.54 13,217   5.33%      6.03% to    5.55%
   2013............................ 1.15% to 1.60%   873,493 25.73 to 10.93 14,939   5.09%    (1.25)% to  (1.69)%
   2012............................ 1.15% to 1.60% 1,006,154 26.05 to 11.12 17,193   4.88%      9.02% to    8.53%
 Oppenheimer Discovery Mid Cap
   Growth Fund/VA -- Non-Service
   Shares
   2016............................ 1.15% to 1.60%   507,574 78.37 to 15.85 22,242   0.00%      1.16% to    0.70%
   2015............................ 1.15% to 1.60%   585,281 77.47 to 15.74 25,561   0.00%      5.38% to    4.90%
   2014............................ 1.15% to 1.60%   647,143 73.51 to 15.01 26,705   0.00%      4.57% to    4.09%
   2013............................ 1.15% to 1.60%   785,237 70.30 to 14.42 30,359   0.01%     34.42% to   33.81%
   2012............................ 1.15% to 1.60%   966,629 52.30 to 10.77 26,703   0.00%     15.10% to   14.58%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                 Expense as a                            Net    Investment
                                 % of Average                           Assets    Income
                                Net Assets (1)   Units     Unit Value    000s   Ratio (2)    Total Return (3)
                                -------------- --------- -------------- ------- ---------- --------------------
 Oppenheimer Discovery Mid Cap
   Growth Fund/VA -- Service
   Shares
   2016........................ 1.45% to 1.70%   293,900 22.48 to 21.63   6,550   0.00%       0.60% to    0.35%
   2015........................ 1.45% to 1.85%   336,364 22.34 to 16.95   7,457   0.00%       4.81% to    4.38%
   2014........................ 1.45% to 1.85%   147,843 21.32 to 16.23   3,123   0.00%       3.99% to    3.57%
   2013........................ 1.45% to 1.85%   167,844 20.50 to 15.67   3,411   0.00%      33.66% to   33.12%
   2012........................ 1.45% to 1.85%   199,354 15.34 to 11.77   3,033   0.00%      14.48% to   14.01%
 Oppenheimer Global Fund/VA --
   Service Shares
   2016........................ 1.45% to 2.55% 4,229,281 28.19 to 11.13  66,987   0.87%     (1.60)% to  (2.70)%
   2015........................ 1.45% to 2.55% 6,026,230 28.65 to 11.44 100,044   1.05%       2.17% to    1.03%
   2014........................ 1.45% to 2.55% 6,676,251 28.04 to 11.32 108,068   0.82%       0.58% to  (0.55)%
   2013........................ 1.45% to 2.55% 6,525,998 27.88 to 11.38 108,740   1.17%      25.15% to   23.75%
   2012........................ 1.45% to 2.55% 6,809,551 22.28 to  9.20  87,759   1.96%      19.19% to   17.86%
 Oppenheimer Global Strategic
   Income Fund/VA --
   Non-Service Shares
   2016........................ 1.15% to 1.60%   370,143 10.37 to 10.18   3,800   5.06%       5.31% to    4.84%
   2015........................ 1.15% to 1.60%   417,605  9.85 to  9.71   4,080   5.85%     (3.38)% to  (3.82)%
   2014........................ 1.15% to 1.60%   468,622 10.19 to 10.09   4,751   4.35%       1.66% to    1.20%
   2013........................ 1.15% to 1.60%   604,417 10.03 to  9.97   6,043   4.96%     (1.28)% to  (1.73)%
   2012........................ 1.15% to 1.60%   708,497 10.16 to 10.15   7,194   0.00%       8.96% to    8.48%
 Oppenheimer Main Street
   Fund/VA -- Service Shares
   2016........................ 1.45% to 2.55% 6,989,674 24.30 to 13.60 112,227   0.71%       9.69% to    8.47%
   2015........................ 1.45% to 2.55% 5,780,439 22.15 to 12.54  85,090   0.66%       1.61% to    0.48%
   2014........................ 1.45% to 2.55% 6,848,063 21.80 to 12.48  99,834   0.58%       8.80% to    7.59%
   2013........................ 1.45% to 2.55% 8,143,681 20.04 to 11.60 109,727   0.85%      29.53% to   28.09%
   2012........................ 1.45% to 2.55% 9,848,658 15.47 to  9.05 103,179   0.63%      14.91% to   13.63%
 Oppenheimer Main Street
   Small Cap Fund(R)/VA --
   Service Shares
   2016........................ 1.45% to 2.55% 2,224,035 34.89 to 14.85  50,574   0.27%      15.97% to   14.68%
   2015........................ 1.45% to 2.55% 3,078,484 30.08 to 12.95  56,932   0.64%     (7.46)% to  (8.49)%
   2014........................ 1.45% to 2.55% 3,580,428 32.50 to 14.15  74,081   0.72%      10.04% to    8.81%
   2013........................ 1.45% to 2.55% 6,002,899 29.54 to 13.00 110,609   0.70%      38.59% to   37.04%
   2012........................ 1.45% to 2.55% 7,464,719 21.32 to  9.49  95,846   0.33%      15.96% to   14.66%
PIMCO Variable Insurance Trust
 All Asset Portfolio --
   Advisor Class Shares
   2016........................ 1.45% to 2.20%   549,188 13.97 to 12.78   7,488   2.29%      11.27% to   10.43%
   2015........................ 1.45% to 2.20%   655,747 12.55 to 11.57   8,052   3.06%    (10.50)% to (11.19)%
   2014........................ 1.45% to 2.20%   791,211 14.03 to 13.03  10,890   4.87%     (1.00)% to  (1.76)%
   2013........................ 1.45% to 2.20%   961,909 14.17 to 13.26  13,386   3.88%     (1.34)% to  (2.09)%
   2012........................ 1.45% to 2.20% 1,909,474 14.36 to 13.22  27,015   4.78%      13.14% to   12.28%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                 Expense as a                             Net    Investment
                                 % of Average                            Assets    Income
                                Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                -------------- ---------- -------------- ------- ---------- --------------------
 Foreign Bond Portfolio (U.S.
   Dollar Hedged) --
   Administrative Class Shares
   2016........................ 1.50% to 1.70%    160,909 19.73 to 19.08   3,124   1.41%       4.88% to    4.67%
   2015........................ 1.50% to 1.70%    185,736 18.81 to 18.23   3,444   2.90%     (1.21)% to  (1.41)%
   2014........................ 1.50% to 1.70%    215,190 19.04 to 18.49   4,052   1.82%       9.49% to    9.27%
   2013........................ 1.50% to 1.70%    236,465 17.39 to 16.92   4,066   1.87%     (1.01)% to  (1.21)%
   2012........................ 1.50% to 1.70%    265,684 17.57 to 17.13   4,617   2.27%       9.18% to    8.96%
 High Yield Portfolio --
   Administrative Class Shares
   2016........................ 1.45% to 2.55%  2,587,388 20.28 to 13.66  48,057   5.25%      10.82% to    9.59%
   2015........................ 1.45% to 2.55%  5,300,327 18.30 to 12.47  83,624   5.25%     (3.07)% to  (4.15)%
   2014........................ 1.45% to 2.55%  4,895,798 18.88 to 13.01  83,952   5.28%       1.84% to    0.70%
   2013........................ 1.45% to 2.55%  4,747,260 18.54 to 12.92  82,483   5.45%       4.20% to    3.04%
   2012........................ 1.45% to 2.55%  5,236,457 17.79 to 12.54  87,908   5.78%      12.64% to   11.38%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2016........................ 1.45% to 2.55%  1,922,497 18.63 to 15.02  36,780   1.89%     (0.78)% to  (1.89)%
   2015........................ 1.45% to 2.35%    775,453 18.78 to 16.67  17,253   2.06%     (2.82)% to  (3.71)%
   2014........................ 1.45% to 2.35%    921,205 19.32 to 17.31  20,909   2.30%      22.22% to   21.10%
   2013........................ 1.45% to 2.55%  1,176,923 15.81 to 13.19  21,753   2.36%    (14.21)% to (15.17)%
   2012........................ 1.45% to 2.55%  1,598,800 18.43 to 15.54  34,401   2.16%       2.92% to    1.76%
 Low Duration Portfolio --
   Administrative Class Shares
   2016........................ 1.45% to 2.55%  3,835,039 12.37 to 10.73  44,857   1.51%     (0.06)% to  (1.17)%
   2015........................ 1.45% to 2.55%  6,541,673 12.38 to 10.85  76,352   2.77%     (1.14)% to  (2.24)%
   2014........................ 1.45% to 2.55% 15,659,839 12.52 to 11.10 184,450   1.13%     (0.61)% to  (1.72)%
   2013........................ 1.45% to 2.55% 16,510,867 12.60 to 11.30 196,549   1.46%     (1.58)% to  (2.68)%
   2012........................ 1.45% to 2.55% 17,628,881 12.80 to 11.61 214,455   1.91%       4.31% to    3.15%
 Total Return Portfolio --
   Administrative Class Shares
   2016........................ 1.15% to 2.55% 15,999,977 16.34 to 12.89 244,475   2.09%       1.50% to    0.07%
   2015........................ 1.15% to 2.55% 18,775,625 16.09 to 12.88 284,510   5.04%     (0.71)% to  (2.11)%
   2014........................ 1.15% to 2.55% 16,532,808 16.21 to 13.16 260,145   2.14%       3.08% to    1.62%
   2013........................ 1.15% to 2.55% 20,562,399 15.73 to 12.95 314,824   2.19%     (3.09)% to  (4.46)%
   2012........................ 1.15% to 2.55% 24,948,963 16.23 to 13.55 402,605   2.57%       8.32% to    6.79%
Rydex Variable Trust
 NASDAQ -- 100(R) Fund
   2016........................ 1.45% to 1.85%    656,436 33.03 to 23.98   7,066   0.00%       4.45% to    4.03%
   2015........................ 1.45% to 2.00%  1,511,920 31.62 to 22.63  16,265   0.00%       6.67% to    6.08%
   2014........................ 1.45% to 1.85%    435,509 29.64 to 21.70   5,025   0.00%      15.74% to   15.27%
   2013........................ 1.45% to 1.85%    478,834 25.61 to 18.82   4,586   0.00%      32.67% to   32.13%
   2012........................ 1.45% to 1.85%    588,292 19.30 to 14.24   4,281   0.00%      15.07% to   14.61%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                  Expense as a                              Net     Investment
                                  % of Average                             Assets     Income
                                 Net Assets (1)   Units      Unit Value     000s    Ratio (2)   Total Return (3)
                                 -------------- ---------- -------------- --------- ---------- -------------------
State Street Variable Insurance
  Series Funds, Inc.
 Core Value Equity V.I.S.
   Fund -- Class 1 Shares
   2016......................... 1.45% to 1.95%    637,211 23.79 to 18.06    11,662   1.05%      8.87% to    8.32%
   2015......................... 1.45% to 1.95%    740,069 21.85 to 16.67    12,419   0.91%    (5.94)% to  (6.42)%
   2014......................... 1.45% to 1.95%    827,195 23.23 to 17.82    14,781   0.82%      9.89% to    9.33%
   2013......................... 1.45% to 2.10%    960,160 21.14 to 16.27    15,643   0.89%     31.15% to   30.29%
   2012......................... 1.45% to 2.10%  1,079,397 16.12 to 12.48    13,554   1.14%     11.76% to   11.03%
 Income V.I.S. Fund --
   Class 1 Shares
   2016......................... 0.75% to 2.30%  1,513,016 17.54 to 11.25    22,059   1.74%      2.21% to    0.62%
   2015......................... 0.75% to 2.35%  1,702,881 17.16 to 11.26    24,410   2.10%    (1.17)% to  (2.76)%
   2014......................... 0.75% to 2.35%  1,953,175 17.37 to 11.58    28,535   2.17%      4.33% to    2.65%
   2013......................... 0.75% to 2.35%  2,178,712 16.65 to 11.28    30,652   2.40%    (2.08)% to  (3.66)%
   2012......................... 0.75% to 2.35%  2,605,073 17.00 to 11.71    38,054   2.11%      4.90% to    3.20%
 Premier Growth Equity V.I.S.
   Fund -- Class 1 Shares
   2016......................... 0.75% to 2.10%  1,481,093 19.23 to 17.97    27,772   0.49%      1.70% to    0.32%
   2015......................... 0.75% to 2.10%  1,661,850 18.90 to 17.91    30,959   0.46%      2.52% to    1.13%
   2014......................... 0.75% to 2.10%  1,840,075 18.44 to 17.71    33,758   0.47%     13.20% to   11.66%
   2013......................... 0.75% to 2.10%  2,124,592 16.29 to 15.86    34,859   0.54%     33.87% to   32.05%
   2012......................... 0.75% to 2.10%  2,489,095 12.17 to 12.01    30,758   0.83%     19.97% to   18.34%
 Real Estate Securities V.I.S.
   Fund -- Class 1 Shares
   2016......................... 0.75% to 2.55%  1,730,701 52.52 to 14.12    58,910   2.31%      7.19% to    5.26%
   2015......................... 0.75% to 2.55%  2,028,003 49.00 to 13.42    63,576   1.69%      3.78% to    1.90%
   2014......................... 0.75% to 2.55%  2,413,755 47.22 to 13.17    73,692   1.64%     30.91% to   28.54%
   2013......................... 0.75% to 2.55%  4,052,098 36.07 to 10.24    82,755   1.57%      1.83% to  (0.02)%
   2012......................... 0.75% to 2.55%  2,397,627 35.42 to 10.25    64,381   1.84%     15.91% to   13.81%
 S&P 500(R) Index V.I.S. Fund
   2016......................... 0.75% to 2.30%  6,092,527 17.95 to 17.63   147,455   1.87%     10.78% to    9.05%
   2015......................... 0.75% to 2.35%  6,549,734 16.21 to 14.81   145,375   2.15%      0.32% to  (1.30)%
   2014......................... 0.75% to 2.35%  7,374,743 16.15 to 15.01   165,498   1.60%     12.43% to   10.62%
   2013......................... 0.75% to 2.55%  8,409,723 14.37 to 11.85   169,583   1.73%     30.98% to   28.61%
   2012......................... 0.75% to 2.55%  9,702,710 10.97 to  9.22   150,686   1.91%     14.83% to   12.74%
 Small-Cap Equity V.I.S.
   Fund -- Class 1 Shares
   2016......................... 1.15% to 2.30%  1,184,299 33.54 to 19.29    36,669   0.00%     22.34% to   20.93%
   2015......................... 1.15% to 2.30%  1,314,746 27.42 to 15.95    33,273   0.00%    (5.23)% to  (6.33)%
   2014......................... 1.15% to 2.30%  1,402,842 28.93 to 17.03    37,546   0.00%      2.58% to    1.38%
   2013......................... 1.15% to 2.30%  1,675,499 28.20 to 16.80    43,824   0.00%     35.31% to   33.74%
   2012......................... 1.15% to 2.30%  1,896,838 20.84 to 12.56    36,787   0.01%     13.25% to   11.93%
 Total Return V.I.S. Fund --
   Class 1 Shares
   2016......................... 0.75% to 2.30% 48,464,940 17.82 to 13.30   782,552   1.87%      5.55% to    3.91%
   2015......................... 0.75% to 2.30% 51,257,510 16.89 to 12.80   791,790   1.68%    (1.87)% to  (3.41)%
   2014......................... 0.75% to 2.30% 58,415,695 17.21 to 13.25   922,904   1.64%      4.53% to    2.90%
   2013......................... 0.75% to 2.30% 67,335,272 16.46 to 12.88 1,025,906   1.48%     14.07% to   12.29%
   2012......................... 0.75% to 2.30% 73,850,035 14.43 to 11.47   994,987   1.54%     11.70% to    9.96%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- -------------------
 Total Return V.I.S. Fund --
   Class 3 Shares
   2016.......................... 1.45% to 2.55% 56,704,147 13.07 to 10.55 668,174   1.52%      4.55% to    3.38%
   2015.......................... 1.45% to 2.55% 66,025,483 12.51 to 10.21 748,990   1.44%    (2.77)% to  (3.86)%
   2014.......................... 1.45% to 2.55% 75,427,525 12.86 to 10.62 883,287   1.40%      3.55% to    2.39%
   2013.......................... 1.45% to 2.55% 87,086,756 12.42 to 10.37 988,824   1.22%     12.98% to   11.72%
   2012.......................... 1.45% to 2.55% 98,775,639 11.00 to  9.28 997,523   1.29%     10.62% to    9.38%
 U.S. Equity V.I.S. Fund --
   Class 1 Shares
   2016.......................... 0.75% to 1.85%  1,264,220 18.80 to 17.92  22,936   1.13%      8.49% to    7.29%
   2015.......................... 0.75% to 1.85%  1,586,449 17.33 to 16.70  27,033   1.04%    (3.04)% to  (4.11)%
   2014.......................... 0.75% to 1.85%  1,698,913 17.87 to 17.41  30,273   0.92%     11.93% to   10.69%
   2013.......................... 0.75% to 1.85%  1,844,437 15.97 to 15.73  29,293   0.95%     32.91% to   31.44%
   2012.......................... 0.75% to 1.85%  2,146,107 12.02 to 11.97  25,799   1.22%     14.93% to   13.65%
The Alger Portfolios
 Alger Large Cap Growth
   Portfolio -- Class I-2 Shares
   2016.......................... 1.15% to 1.60%  1,231,571 32.28 to 13.67  25,240   0.00%    (1.97)% to  (2.41)%
   2015.......................... 1.15% to 1.60%  1,416,213 32.93 to 14.00  29,781   0.00%      0.55% to    0.09%
   2014.......................... 1.15% to 1.60%  1,570,602 32.75 to 13.99  33,343   0.15%      9.71% to    9.21%
   2013.......................... 1.15% to 1.60%  1,781,971 29.85 to 12.81  34,391   0.77%     33.53% to   32.92%
   2012.......................... 1.15% to 1.60%  2,080,239 22.36 to  9.64  30,100   1.15%      8.60% to    8.11%
 Alger Small Cap Growth
   Portfolio -- Class I-2 Shares
   2016.......................... 1.15% to 1.60%  1,003,019 21.46 to 15.82  18,672   0.00%      5.02% to    4.55%
   2015.......................... 1.15% to 1.60%  1,128,630 20.44 to 15.13  20,045   0.00%    (4.43)% to  (4.86)%
   2014.......................... 1.15% to 1.60%  1,285,786 21.39 to 15.90  24,154   0.00%    (0.72)% to  (1.17)%
   2013.......................... 1.15% to 1.60%  1,585,723 21.54 to 16.09  30,091   0.00%     32.72% to   32.12%
   2012.......................... 1.15% to 1.60%  1,903,977 16.23 to 12.18  27,092   0.00%     11.20% to   10.70%
The Prudential Series Fund
 Jennison 20/20 Focus
   Portfolio -- Class II Shares
   2016.......................... 1.45% to 2.30%    213,849 28.57 to 16.53   5,491   0.00%    (0.23)% to  (1.09)%
   2015.......................... 1.45% to 2.30%    241,257 28.64 to 16.71   6,242   0.00%      4.33% to    3.43%
   2014.......................... 1.45% to 2.30%    282,631 27.45 to 16.16   7,005   0.00%      5.16% to    4.25%
   2013.......................... 1.45% to 2.55%    363,002 26.11 to 12.27   8,618   0.00%     27.48% to   26.05%
   2012.......................... 1.45% to 2.55%    451,696 20.48 to  9.73   8,450   0.00%      9.01% to    7.79%
 Jennison Portfolio --
   Class II Shares
   2016.......................... 1.45% to 2.30%    168,178 26.69 to 17.80   4,273   0.00%    (2.72)% to  (3.55)%
   2015.......................... 1.45% to 2.30%    267,063 27.44 to 18.45   7,026   0.00%      9.42% to    8.48%
   2014.......................... 1.45% to 2.30%    112,321 25.07 to 17.01   2,549   0.00%      7.99% to    7.06%
   2013.......................... 1.45% to 2.30%    137,841 23.22 to 15.89   2,876   0.00%     35.12% to   33.96%
   2012.......................... 1.45% to 2.30%    165,470 17.18 to 11.86   2,481   0.00%     14.05% to   13.06%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2016

                                  Expense as a                            Net   Investment
                                  % of Average                           Assets   Income
                                 Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                 -------------- --------- -------------- ------ ---------- --------------------
 Natural Resources Portfolio --
   Class II Shares
   2016......................... 1.45% to 2.55% 3,243,289 14.66 to  6.59 24,862   0.00%      23.02% to   21.65%
   2015......................... 1.45% to 2.55% 2,722,626 11.92 to  5.42 17,314   0.00%    (29.88)% to (30.67)%
   2014......................... 1.45% to 2.55% 2,499,308 17.00 to  7.81 23,988   0.00%    (20.96)% to (21.84)%
   2013......................... 1.45% to 2.55% 2,329,825 21.50 to 10.00 29,992   0.00%       8.17% to    6.96%
   2012......................... 1.45% to 2.55% 2,549,773 19.88 to  9.35 31,670   0.00%     (4.33)% to  (5.40)%
 SP International Growth
   Portfolio -- Class II Shares
   2016......................... 1.55% to 1.55%       115 10.62 to 10.62      1   0.00%     (5.64)% to  (5.64)%
   2015......................... 1.55% to 1.55%       172 11.25 to 11.25      2   0.00%       1.49% to    1.49%
   2014......................... 1.55% to 1.55%       229 11.09 to 11.09      3   0.00%     (7.57)% to  (7.57)%
   2013......................... 1.55% to 1.55%       288 11.99 to 11.99      3   0.00%      16.68% to   16.68%
   2012......................... 1.55% to 1.55%     1,322 10.28 to 10.28     14   0.00%      19.97% to   19.97%
 SP Prudential U.S. Emerging
   Growth Portfolio --
   Class II Shares
   2016......................... 1.55% to 1.55%       686 21.81 to 21.81     15   0.00%       2.21% to    2.21%
   2015......................... 1.55% to 1.55%       704 21.34 to 21.34     15   0.00%     (4.24)% to  (4.24)%
   2014......................... 1.55% to 1.55%     1,170 22.28 to 22.28     26   0.00%       7.46% to    7.46%
   2013......................... 1.55% to 1.55%     1,566 20.73 to 20.73     32   0.00%      25.86% to   25.86%
   2012......................... 1.55% to 1.55%     1,637 16.47 to 16.47     27   0.00%      14.64% to   14.64%
Wells Fargo Variable Trust
 Wells Fargo VT Omega Growth
   Fund -- Class 2
   2016......................... 1.45% to 1.95%   121,717 19.44 to 18.81  2,358   0.00%     (0.94)% to  (1.44)%
   2015......................... 1.45% to 1.95%   156,144 19.62 to 19.08  3,055   0.00%     (0.13)% to  (0.63)%
   2014......................... 1.45% to 1.95%   189,559 19.65 to 19.21  3,716   0.00%       2.36% to    1.84%
   2013......................... 1.45% to 1.95%   196,633 19.19 to 18.86  3,766   0.13%      37.85% to   37.16%
   2012......................... 1.45% to 1.95%   171,514 13.92 to 13.75  2,384   0.00%      18.64% to   18.04%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.
(4)The ratios of expenses and net investment income to average net assets are annualized for periods less than a year.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements

                 Years Ended December 31, 2016, 2015 and 2014

    (With Report of Independent Registered Public Accounting Firm Thereon)

         Genworth Life and Annuity Insurance Company and Subsidiaries

                  Index to Consolidated Financial Statements

                                                                                                       Page
                                                                                                       ----
Annual Financial Statements:
   Report of KPMG LLP, Independent Registered Public Accounting Firm.................................. F-1
   Consolidated Balance Sheets as of December 31, 2016 and 2015....................................... F-2
   Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014......... F-3
   Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2016,
     2015 and 2014.................................................................................... F-4
   Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2016,
     2015 and 2014.................................................................................... F-5
   Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014......... F-6
   Notes to Consolidated Financial Statements......................................................... F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2016 and 2015, and the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2016. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
April 3, 2017

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
           (Amounts in millions, except share and per share amounts)

                                                                                                December 31,
                                                                                            --------------------
                                                                                               2016       2015
                                                                                            ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value......................... $12,409.7  $12,427.8
       Equity securities available-for-sale, at fair value.................................      53.3       54.8
       Commercial mortgage loans...........................................................   1,623.1    1,675.3
       Policy loans........................................................................     529.1      498.2
       Other invested assets...............................................................   1,146.6    1,250.6
                                                                                            ---------  ---------
              Total investments............................................................  15,761.8   15,906.7
   Cash and cash equivalents...............................................................     484.4    2,718.4
   Accrued investment income...............................................................     130.5      134.3
   Deferred acquisition costs..............................................................   1,956.1    2,239.7
   Intangible assets.......................................................................     187.0      192.5
   Reinsurance recoverable.................................................................   7,490.0    7,318.1
   Other assets............................................................................     524.4      512.8
   Separate account assets.................................................................   6,704.4    7,228.9
                                                                                            ---------  ---------
              Total assets................................................................. $33,238.6  $36,251.4
                                                                                            =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits.............................................................. $ 8,859.1  $ 9,146.7
       Policyholder account balances.......................................................  11,953.3   12,301.3
       Liability for policy and contract claims............................................     267.6      254.6
       Unearned premiums...................................................................       5.8        6.7
       Other liabilities...................................................................     420.5      450.1
       Non-recourse funding obligations....................................................     310.4    2,098.2
       Deferred tax liability..............................................................     902.8    1,001.0
       Separate account liabilities........................................................   6,704.4    7,228.9
                                                                                            ---------  ---------
              Total liabilities............................................................  29,423.9   32,487.5
                                                                                            ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)...........................................................      25.6       25.6
       Additional paid-in capital..........................................................   4,900.8    4,840.9
                                                                                            ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses):
              Net unrealized gains (losses) on securities not other-than-
                temporarily impaired.......................................................     240.6      175.8
              Net unrealized gains (losses) on other-than-temporarily impaired
                securities.................................................................       1.5        1.9
                                                                                            ---------  ---------
          Net unrealized investment gains (losses).........................................     242.1      177.7
                                                                                            ---------  ---------
          Derivatives qualifying as hedges.................................................      72.5       68.3
                                                                                            ---------  ---------
       Total accumulated other comprehensive income (loss).................................     314.6      246.0
       Retained deficit....................................................................  (1,426.3)  (1,348.6)
                                                                                            ---------  ---------
              Total stockholder's equity...................................................   3,814.7    3,763.9
                                                                                            ---------  ---------
              Total liabilities and stockholder's equity................................... $33,238.6  $36,251.4
                                                                                            =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Amounts in millions)

                                                                               Years ended December 31,
                                                                             ----------------------------
                                                                               2016      2015      2014
                                                                             --------  --------  --------
Revenues:
Premiums.................................................................... $   13.6  $  540.9  $  631.2
Net investment income.......................................................    686.5     706.4     694.6
Net investment gains (losses)...............................................     26.9     (74.8)    (28.1)
Policy fees and other income................................................  1,444.2     804.1     811.8
                                                                             --------  --------  --------
   Total revenues...........................................................  2,171.2   1,976.6   2,109.5
                                                                             --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves...............................  1,098.4   1,195.8   1,133.4
Interest credited...........................................................    305.4     318.9     313.3
Acquisition and operating expenses, net of deferrals........................    542.6     274.8     282.0
Amortization of deferred acquisition costs and intangibles..................    298.8     670.1     191.9
Goodwill impairment.........................................................       --        --     303.9
Interest expense............................................................     39.2      94.4      89.5
                                                                             --------  --------  --------
   Total benefits and expenses..............................................  2,284.4   2,554.0   2,314.0
                                                                             --------  --------  --------
Loss before income taxes and equity in net income of unconsolidated
  subsidiary................................................................   (113.2)   (577.4)   (204.5)
Provision (benefit) for income taxes........................................    (34.6)   (211.2)     11.5
                                                                             --------  --------  --------
Net loss before equity in net income of unconsolidated subsidiary...........    (78.6)   (366.2)   (216.0)
Equity in net income of unconsolidated subsidiary...........................     37.5      18.4       1.2
                                                                             --------  --------  --------
Net loss.................................................................... $  (41.1) $ (347.8) $ (214.8)
                                                                             ========  ========  ========
Supplemental disclosures:
Total other-than-temporary impairments...................................... $   (2.8) $  (10.7) $   (3.1)
Portion of other-than-temporary impairments included in other comprehensive
  income (loss).............................................................     (0.3)       --      (0.5)
                                                                             --------  --------  --------
Net other-than-temporary impairments........................................     (3.1)    (10.7)     (3.6)
Other investment gains (losses).............................................     30.0     (64.1)    (24.5)
                                                                             --------  --------  --------
Total net investment gains (losses)......................................... $   26.9  $  (74.8) $  (28.1)
                                                                             ========  ========  ========


          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                             (Amounts in millions)

                                                                                Years ended December 31,
                                                                                ------------------------
                                                                                 2016     2015     2014
                                                                                ------  -------  -------
Net loss....................................................................... $(41.1) $(347.8) $(214.8)
Other comprehensive income (loss), net of taxes:
   Net unrealized gains (losses) on securities not other-than-temporarily
     impaired..................................................................   64.8   (222.6)   244.9
   Net unrealized gains (losses) on other-than-temporarily impaired securities.   (0.4)    (0.3)     1.3
   Derivatives qualifying as hedges............................................    4.2      4.7     44.1
                                                                                ------  -------  -------
   Total other comprehensive income (loss).....................................   68.6   (218.2)   290.3
                                                                                ------  -------  -------
Total comprehensive income (loss).............................................. $ 27.5  $(566.0) $  75.5
                                                                                ======  =======  =======




          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                    Total
                                                 Common  paid-in   comprehensive  Retained  stockholder's
                                                 stock   capital   income (loss)  deficit      equity
                                                 ------ ---------- ------------- ---------  -------------
Balances as of December 31, 2013................ $25.6   $4,839.5     $ 173.9    $  (621.0)   $4,418.0
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --       (214.8)     (214.8)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --       244.9           --       244.9
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --         1.3           --         1.3
   Derivatives qualifying as hedges.............    --         --        44.1           --        44.1
                                                                                              --------
Total comprehensive income (loss)...............                                                  75.5
Dividends.......................................    --         --          --       (100.0)     (100.0)
Other transactions with stockholder.............    --        1.4          --           --         1.4
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2014................  25.6    4,840.9       464.2       (935.8)    4,394.9
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --       (347.8)     (347.8)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --      (222.6)          --      (222.6)
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.3)          --        (0.3)
   Derivatives qualifying as hedges.............    --         --         4.7           --         4.7
                                                                                              --------
Total comprehensive income (loss)...............                                                (566.0)
Dividends.......................................    --         --          --        (40.5)      (40.5)
Other transactions with stockholder.............    --         --          --        (24.5)      (24.5)
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2015................  25.6    4,840.9       246.0     (1,348.6)    3,763.9
                                                                                              --------
Comprehensive income (loss):
   Net loss.....................................    --         --          --        (41.1)      (41.1)
   Net unrealized gains (losses) on securities
     not other- than-temporarily impaired.......    --         --        64.8           --        64.8
   Net unrealized gains (losses) on other-than-
     temporarily impaired securities............    --         --        (0.4)          --        (0.4)
   Derivatives qualifying as hedges.............    --         --         4.2           --         4.2
                                                                                              --------
Total comprehensive income (loss)...............                                                  27.5
Reinsurance recaptures with stockholder.........    --       59.9          --           --        59.9
Other transactions with stockholder.............    --         --          --        (36.6)      (36.6)
                                                 -----   --------     -------    ---------    --------
Balances as of December 31, 2016................ $25.6   $4,900.8     $ 314.6    $(1,426.3)   $3,814.7
                                                 =====   ========     =======    =========    ========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Amounts in millions)

                                                                                  Years ended December 31,
                                                                              -------------------------------
                                                                                 2016       2015       2014
                                                                              ---------  ---------  ---------
Cash flows from operating activities:
   Net loss.................................................................. $   (41.1) $  (347.8) $  (214.8)
   Adjustments to reconcile net loss to net cash from operating activities:
       Amortization of fixed maturity discounts and premiums and
         limited partnerships................................................     (11.7)      (2.6)       0.4
       Equity in net income of unconsolidated subsidiary.....................     (37.5)     (18.4)      (1.2)
       Gain on sale of business..............................................      (0.5)        --         --
       Net investment (gains) losses.........................................     (26.9)      74.8       28.1
       Charges assessed to policyholders.....................................  (1,420.8)    (700.5)    (692.5)
       Acquisition costs deferred............................................     (58.8)    (142.6)    (198.7)
       Amortization of deferred acquisition costs and intangibles............     298.8      670.1      191.9
       Goodwill impairment...................................................        --         --      303.9
       Deferred income taxes.................................................    (156.4)    (186.1)     (21.7)
       Net increase (decrease) in trading securities, held-for-sale
         investments and derivative instruments..............................      79.0     (323.6)      65.6
   Change in certain assets and liabilities:
       Accrued investment income and other assets............................     (17.3)      (5.2)     (43.7)
       Insurance reserves....................................................     578.6      476.1      412.3
       Current taxes.........................................................     (11.9)     (73.0)      51.8
       Other liabilities, policy and contract claims and other policy-
         related balances....................................................      14.1       40.0      (51.0)
                                                                              ---------  ---------  ---------
   Net cash from operating activities........................................    (812.4)    (538.8)    (169.6)
                                                                              ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities.............................................     730.9    1,530.2    1,537.1
       Commercial mortgage loans.............................................     220.0      252.4      229.3
   Proceeds from sales of investments:
       Fixed maturity and equity securities..................................   1,296.4    2,198.3      476.4
   Purchases and originations of investments:
       Fixed maturity and equity securities..................................  (1,866.8)  (2,186.3)  (2,284.0)
       Commercial mortgage loans.............................................    (167.1)    (279.0)    (336.2)
   Other invested assets, net................................................      11.1       52.5      (33.6)
   Policy loans, net.........................................................     (38.9)        --         --
   Proceeds from sale of business, net of cash transferred...................      18.0         --         --
                                                                              ---------  ---------  ---------
   Net cash from investing activities........................................     203.6    1,568.1     (411.0)
                                                                              ---------  ---------  ---------
Cash flows from financing activities:
   Deposits to universal life and investment contracts.......................     904.2    1,575.7    2,001.4
   Withdrawals from universal life and investment contracts..................    (685.6)    (650.0)    (741.4)
   Redemption of non-recourse funding obligations............................  (1,799.4)     (67.4)     (44.5)
   Dividends paid............................................................        --      (40.5)    (100.0)
   Other, net................................................................     (44.4)      (2.5)      10.9
                                                                              ---------  ---------  ---------
   Net cash from financing activities........................................  (1,625.2)     815.3    1,126.4
                                                                              ---------  ---------  ---------
   Net change in cash and cash equivalents...................................  (2,234.0)   1,844.6      545.8
Cash and cash equivalents at beginning of period.............................   2,718.4      873.8      328.0
                                                                              ---------  ---------  ---------
Cash and cash equivalents at end of period................................... $   484.4  $ 2,718.4  $   873.8
                                                                              =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2016, 2015 and 2014

(1) Formation and Nature of Business

   (a) Formation

   The accompanying financial statements include on a consolidated basis the accounts of Genworth Life and Annuity Insurance Company ("GLAIC") and our affiliate companies in which we hold a majority voting interest or power to direct activities of a variable interest entity ("VIE"), which we refer to as the "Company," "we," "us" or "our" unless the context otherwise requires. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("the Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately
$2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The transaction is subject to other closing conditions, including the receipt of required regulatory approvals in the United States, China, and other international markets. Both parties are engaging with regulators regarding the applications and the pending transaction. Genworth and China Oceanwide continue to expect the transaction to close by mid-2017.

   We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York ("GLICNY"), which is recorded under the equity method of accounting. As of December 31, 2016 and 2015, the carrying value of our investment in GLICNY was $672.4 million and $613.1 million, respectively, and was included in other invested assets. See note 20 for further discussion of our investment in GLICNY.

   The accompanying consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include:
Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Newco Properties, Inc. ("Newco"), Jamestown Life Insurance Company, River Lake Insurance Company VI ("River Lake VI"), River Lake Insurance Company VII ("River Lake VII"), River Lake Insurance Company VIII ("River Lake VIII"), River Lake Insurance Company IX ("River Lake IX"), River Lake Insurance Company X ("River Lake X") and Rivermont Life Insurance Company I ("Rivermont I"). During 2016, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II") and River Lake Insurance Company IV ("River Lake IV") were dissolved; however, they are included in the consolidated financial statements through the date of their dissolution.

   (b) Nature of Business

   We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime. In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products; however, we continue to service our existing retained and reinsured blocks of business.

   Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of: funding agreements and funding agreements backing notes ("FABNs"). Most of our variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept deposits on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.

   We also have Corporate and Other activities which include other corporate income and expenses not allocated to the segments.

   We previously distributed our products through a network of independent brokerage general agencies throughout the United States and through financial intermediaries, insurance marketing organizations, independent broker/dealers, select banks and national brokerage and financial firms.

(2) Summary of Significant Accounting Policies

   Our consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation. Any material subsequent events have been considered for recognition and/or disclosure through the issuance date of the financial statements.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues, but rather as deposits, and are included in liabilities for policyholder account balances.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Income or losses upon call or prepayment of available-for-sale fixed maturity securities is recognized in net investment income, except for hybrid securities where the income or loss upon call is recognized in net investment gains and losses. Investment gains and losses are calculated on the basis of specific identification on the trade date.

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than "AA" or that are backed by a U.S. agency) which cannot be contractually prepaid in such a manner that we would not recover a substantial portion of the initial investment, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consists primarily of insurance charges assessed on universal and term universal life insurance contracts and fees assessed against customer account values. For universal and term universal life insurance contracts, charges to policyholder accounts for cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder's and policyholder's account values and are recognized as revenue when charged. Policy surrender fees are recognized as income when the policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities comprises primarily investment grade securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP"), benefit reserves and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets and primarily represent fixed maturity securities where we utilized the fair value option.

   Other-Than-Temporary Impairments On Available-For-Sale Securities

   As of each balance sheet date, we evaluate securities in an unrealized loss position for other-than-temporary impairments. For debt securities, we consider all available information relevant to the collectability of the security, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. More specifically for mortgage-backed and asset-backed securities, we also utilize performance indicators of the underlying assets including default or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, vintage and other relevant characteristics of the security or underlying assets to develop our estimate of cash

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

flows. Estimating the cash flows expected to be collected is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

   We recognize other-than-temporary impairments on debt securities in an unrealized loss position when one of the following circumstances exists:

  .   we do not expect full recovery of our amortized cost when due,

  . the present value of cash flows expected to be collected is less than our amortized cost basis,

  .   we intend to sell a security or

  . it is more likely than not that we will be required to sell a security prior to recovery.

   For other-than-temporary impairments recognized during the period, we present the total other-than-temporary impairments, the portion of other-than-temporary impairments included in other comprehensive income (loss) ("OCI") and the net other-than-temporary impairments as supplemental disclosure presented on the face of our consolidated statements of operations.

   Total other-than-temporary impairments that emerged in the current period are calculated as the difference between the amortized cost and fair value. For other-than-temporarily impaired securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, total other-than-temporary impairments are adjusted by the portion of other-than-temporary impairments recognized in OCI ("non-credit"). Net other-than-temporary impairments recorded in net loss represent the credit loss on the other-than-temporarily impaired securities with the offset recognized as an adjustment to the amortized cost to determine the new amortized cost basis of the securities.

   For securities that were deemed to be other-than-temporarily impaired and a non-credit loss was recorded in OCI, the amount recorded as an unrealized gain
(loss) represents the difference between the current fair value and the new amortized cost for each period presented. The unrealized gain (loss) on an other-than-temporarily impaired security is recorded as a separate component in OCI until the security is sold or until we record an other-than-temporary impairment where we intend to sell the security or will be required to sell the security prior to recovery.

   To estimate the amount of other-than-temporary impairment attributed to credit losses on debt securities where we do not intend to sell the security and it is not more likely than not that we will be required to sell the security prior to recovery, we determine our best estimate of the present value of the cash flows expected to be collected from a security using the effective yield on the security prior to recording any other-than-temporary impairment. If the present value of the discounted cash flows is lower than the amortized cost of the security, the difference between the present value and amortized cost represents the credit loss associated with the security with the remaining difference between fair value and amortized cost recorded as a non-credit other-than-temporary impairment in OCI.

   The evaluation of other-than-temporary impairments is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows expected to be collected at the individual security level. We regularly monitor our investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charge is recognized in the proper period.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   While the other-than-temporary impairment model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer, such as a downgrade to below investment grade. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity securities impairment model.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period of time. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure other-than-temporary impairments based upon the difference between the amortized cost of a security and its fair value.

   (e) Fair Value Measurements

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as equity securities and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate or cross currency swaps.

   Level 3 comprises financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In certain instances, this category may also utilize non-binding broker

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments or embedded derivatives where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. See note 14 for additional information related to fair value measurements.

   (f) Commercial Mortgage Loans

   The carrying value of commercial mortgage loans is stated at original cost, net of principal payments, amortization and allowance for loan losses. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are deferred and amortized on an effective yield basis over the term of the loan. Commercial mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date.

   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that we will be unable to collect all amounts due, we consider current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

   We evaluate the impairment of commercial mortgage loans first on an individual loan basis. If an individual loan is not deemed impaired, then we evaluate the remaining loans collectively to determine whether an impairment should be recorded.

   For individually impaired loans, we record an impairment charge when it is probable that a loss has been incurred. The impairment is recorded as an increase in the allowance for loan losses. All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible.

   For loans that are not individually impaired where we evaluate the loans collectively, the allowance for loan losses is maintained at a level that we determine is adequate to absorb estimated probable incurred losses in the loan portfolio. Our process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions that would result in a loss in the loan portfolio over the next 12 months. Key inputs into our evaluation include debt service coverage ratios, loan-to-value, property-type, occupancy levels, geographic region, and probability weighting of the scenarios generated by the model. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements. Additions and reductions to the allowance through periodic provisions or benefits are recorded in net investment gains (losses).

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   For commercial mortgage loans classified as held-for-sale, each loan is carried at the lower of cost or market and is included in commercial mortgage loans in our consolidated balance sheets. See note 3 for additional disclosures related to commercial mortgage loans.

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities on the consolidated balance sheets. We are currently indemnified against counterparty credit risk by the intermediary.

   Under the securities lending program, the borrower is required to provide collateral, which can consist of cash or government securities, on a daily basis in amounts equal to or exceeding 102% of the applicable securities loaned. Currently, we only accept cash collateral from borrowers under the program. Cash collateral received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in a money market fund approved by the National Association of Insurance Commissioners ("NAIC"), U.S. and foreign government securities, U.S. government agency securities, asset-backed securities and corporate debt securities. As of December 31, 2016 and 2015, the fair value of securities loaned under our securities lending program was $85.9 million and $92.0 million, respectively. As of December 31, 2016 and 2015, the fair value of collateral held under our securities lending program was $89.0 million and $95.7 million, respectively, and the offsetting obligation to return collateral of $89.0 million and $95.7 million, respectively, was included in other liabilities in the consolidated balance sheets. We did not have any non-cash collateral provided by the borrower in our securities lending program as of December 31, 2016 and 2015.

   Risks associated with securities lending programs

   Our securities lending programs expose us to liquidity risk if we did not have enough cash or collateral readily available to return to the counterparty when required to do so under the agreements. We manage this risk by regularly monitoring our available sources of cash and collateral to ensure we can meet short-term liquidity demands under normal and stressed scenarios.

   We are also exposed to credit risk in the event of default of our counterparties or changes in collateral values. This risk is significantly reduced because our programs require over collateralization and collateral exposures are trued up on a daily basis. We manage this risk by using multiple counterparties and ensuring that changes in required collateral are monitored and adjusted daily. We also monitor the creditworthiness, including credit ratings, of our counterparties on a regular basis.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Contractual maturity

   The following tables present the remaining contractual maturity of the securities lending agreements as of December 31:

                                                 2016                                     2015
                               ---------------------------------------- ----------------------------------------
                               Overnight                  Greater       Overnight                  Greater
                                  and      Up to  31 - 90  than            and      Up to  31 - 90  than
(Amounts in millions)          continuous 30 days  days   90 days Total continuous 30 days  days   90 days Total
---------------------          ---------- ------- ------- ------- ----- ---------- ------- ------- ------- -----
Fixed maturity securities:
   U.S. government, agencies
     and government-
     sponsored enterprises....   $ 4.0      $--     $--     $--   $ 4.0   $  --      $--     $--     $--   $  --
   Non-U.S. government........    15.3       --      --      --    15.3    11.4       --      --      --    11.4
   U.S. corporate.............    40.8       --      --      --    40.8    30.4       --      --      --    30.4
   Non-U.S. corporate.........    23.9       --      --      --    23.9    50.5       --      --      --    50.5
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
   Subtotal, fixed maturity
     securities...............    84.0       --      --      --    84.0    92.3       --      --      --    92.3
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
Equity securities.............     5.0       --      --      --     5.0     3.4       --      --      --     3.4
                                 -----      ---     ---     ---   -----   -----      ---     ---     ---   -----
Total securities lending......   $89.0      $--     $--     $--   $89.0   $95.7      $--     $--     $--   $95.7
                                 =====      ===     ===     ===   =====   =====      ===     ===     ===   =====

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

   (i) Deferred Acquisition Costs

   Acquisition costs include costs that are directly related to the successful acquisition of new or renewal insurance contracts. Acquisition costs are deferred and amortized to the extent they are recoverable from future profits.

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions and for contracts issued, certain other costs such as underwriting, medical inspection and issuance expenses. DAC for traditional long-duration insurance contracts, including term life, is amortized as a level percentage of premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity and expenses, established when the contract is issued. Amortization is adjusted each period to reflect actual lapse.

   Amortization for deferred annuity and universal life insurance contracts is based on expected gross profits. Expected gross profits are adjusted quarterly to reflect actual experience to date or for changes in underlying assumptions relating to future gross profits. Estimates of gross profits for DAC amortization are based on assumptions including interest rates, policyholder persistency or lapses, insured life expectancy or longevity and expenses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Short-Duration Contracts. Acquisition costs primarily consist of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review our assumptions and test DAC for recoverability at least annually. For deferred annuity and universal life insurance contracts, if the present value of expected future gross profits is less than the unamortized DAC for a line of business, a charge to income (loss) is recorded for additional DAC amortization. For traditional long-duration and short-duration contracts, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for additional DAC amortization or for increased benefit reserves. See note 5 for additional information related to DAC including loss recognition and recoverability.

   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review our PVFP assumptions and periodically test PVFP for recoverability similar to our treatment of DAC. See note 6 for additional information related to PVFP including loss recognition and recoverability.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   Other Intangible Assets. We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows, which requires the use of estimates and judgment, and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested at least annually for impairment using a qualitative or quantitative assessment and are written down to fair value as required.

   (k) Goodwill

   Goodwill is not amortized but is tested for impairment annually or between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. The determination of fair value requires the use of estimates and judgment, at the "reporting unit"

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                 Years Ended December 31, 2016, 2015 and 2014

level. A reporting unit is the operating segment, or a business, one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. If the reporting unit's fair value is below its carrying value, we must determine the amount of implied goodwill that would be established if the reporting unit was hypothetically purchased on the impairment assessment date. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds the amount of implied goodwill.

   See note 6 for additional information related to goodwill impairments.

   (l) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. Amounts received from reinsurers that represent recovery of acquisition costs are netted against DAC so that the net amount is capitalized. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (m) Derivatives

   Derivative instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets;
(iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value or cash flow). If a derivative does not qualify for hedge accounting, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income (loss).

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is no longer probable that the forecasted transaction will occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of OCI. The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income (loss). When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried in the

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

consolidated balance sheets at its fair value, and gains and losses that were accumulated in OCI are recognized immediately in income (loss). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and is recognized when the transaction affects income (loss); however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in OCI are reclassified into income (loss) when income (loss) is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income (loss). In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income (loss). When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried in the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in current period income (loss).

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in current period income (loss). If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried in the consolidated balance sheets at fair value, with changes in fair value recognized in current period income (loss).

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on cash flow hedges are reported in net investment gains (losses).

   The majority of our derivative arrangements require the posting of collateral upon meeting certain net exposure thresholds. The amounts recognized for derivative counterparty collateral received by us was recorded in cash and cash equivalents with a corresponding amount recorded in other liabilities to represent our obligation to return the collateral retained by us. We also receive non-cash collateral that is not recognized in our balance sheet unless we exercise our right to sell or re-pledge the underlying asset. As of December 31, 2016 and 2015, the fair value of non-cash collateral received was zero and $0.3 million, respectively, and the underlying assets were not sold or re-pledged. Additionally, we have pledged $45.8 million and $52.6 million of fixed maturity securities as of December 31, 2016 and 2015, respectively. We have not pledged any cash as collateral to derivative counterparties. Fixed maturity securities that we pledge as collateral remain on our balance sheet within fixed maturity securities available-for-sale. Any cash collateral pledged to a derivative counterparty is derecognized with a receivable recorded in other assets for the right to receive our cash collateral back from the counterparty.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (n) Separate Accounts and Related Insurance Obligations

   Separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the contractholders and are reflected in our consolidated balance sheets at fair value, reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves. Net investment income, net investment gains (losses) and the related liability changes associated with the separate account are offset within the same line item in the consolidated statements of operations. There were no gains or losses on transfers of assets from the general account to the separate account.

   We offer certain minimum guarantees associated with our variable annuity contracts. Our variable annuity contracts usually contain a basic GMDB which provides a minimum benefit to be paid upon the annuitant's death equal to the larger of account value and the return of net deposits. Some variable annuity contracts permit contractholders to purchase through riders, at an additional charge, enhanced death benefits such as the highest contract anniversary value ("ratchets"), accumulated net deposits at a stated rate ("rollups"), or combinations thereof.

   Additionally, some of our variable annuity contracts provide the contractholder with living benefits such as a GMWB or certain types of guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit base each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation.

   Most of our reserves for additional insurance and annuitization benefits are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience. The projections utilize stochastic scenarios of separate account returns incorporating reversion to the mean, as well as assumptions for mortality and lapses. Some of our minimum guarantees, mainly GMWBs, are accounted for as embedded derivatives; see notes 4 and 14 for additional information on these embedded derivatives and related fair value measurement disclosures.

   (o) Insurance Reserves

   Future Policy Benefits

   The liability for future policy benefits is equal to the present value of expected benefits and expenses less the present value of expected future net premiums based on assumptions, including, investment returns, policyholder persistency or lapses (i.e., the probability that a policy or contract will remain in-force from one period to the next), insured life expectancy or longevity, insured morbidity (i.e., frequency and severity of claim) and expenses, all of which are locked-in at the time the policies are issued or acquired.

   The liability for future policy benefits is evaluated at least annually to determine if a premium deficiency exists. Loss recognition testing is generally performed at the line of business level, with acquired blocks and certain reinsured blocks tested separately. If the liability for future policy benefits plus the current present value of expected future premiums are less than the current present value of expected future benefits and expenses (including any unamortized DAC), a charge to income (loss) is recorded for accelerated DAC amortization and, if necessary, a premium deficiency reserve is established. If a charge is recorded, DAC amortization and the liability for future policy benefits are measured using updated assumptions, which become the new locked-in assumptions utilized going forward unless another premium deficiency charge is recorded.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We are also required to accrue additional future policy benefit reserves when the overall reserve is adequate, but profits are projected in early periods followed by losses projected in later periods. When this pattern of profits followed by losses exists, we ratably accrue this additional profits followed by losses liability over time, increasing reserves in the profitable periods to offset estimated losses expected during the periods that follow. We calculate and adjust the additional reserves using our current best estimate of the amount necessary to offset the losses in future periods, based on the pattern of expected income and current best estimate assumptions consistent with our loss recognition testing. We adjust the accrual rate prospectively, going forward over the remaining profit periods, without any catch-up adjustment.

   For level premium term life insurance products, we floor the liability for future policy benefits on each policy at zero.

   Estimates and actuarial assumptions used for establishing the liability for future policy benefits and in loss recognition testing involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for future policy benefits and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition. The risk that our claims experience may differ significantly from our pricing and valuation assumptions exists.

   Policyholder Account Balances

   The liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date for investment-type and universal life insurance contracts. We are also required to establish additional benefit reserves for guarantees or product features in addition to the contract value where the additional benefit reserves are calculated by applying a benefit ratio to accumulated contractholder assessments, and then deducting accumulated paid claims. The benefit ratio is equal to the ratio of benefits to assessments, accumulated with interest and considering both past and anticipated future experience.

   Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims, or claim reserves, represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer;
(b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and
(c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims.

   Our liability for policy and contract claims is reviewed regularly, with changes in our estimates of future claims recorded through net income (loss). Estimates and actuarial assumptions used for establishing the liability

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

for policy and contract claims involve the exercise of significant judgment, and changes in assumptions or deviations of actual experience from assumptions can have material impacts on our liability for policy and contract claims and net income (loss). Because these assumptions relate to factors that are not known in advance, change over time, are difficult to accurately predict and are inherently uncertain, we cannot determine with precision the ultimate amounts we will pay for actual claims or the timing of those payments. Small changes in assumptions or small deviations of actual experience from assumptions can have, and in the past have had, material impacts on our reserves, results of operations and financial condition.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed periodically and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (q) Unearned Premiums

   For single premium insurance contracts, we recognize premiums over the policy life in accordance with the expected pattern of risk emergence. We recognize a portion of the revenue in premiums earned in the current period, while the remaining portion is deferred as unearned premiums and earned over time in accordance with the expected pattern of risk emergence. If single premium policies are cancelled and the premium is non-refundable, then the remaining unearned premium related to each cancelled policy is recognized to earned premiums upon notification of the cancellation. Expected pattern of risk emergence on which we base premium recognition is inherently judgmental and is based on actuarial analysis of historical experience.

   (r) Income Taxes

   We determine deferred tax assets and/or liabilities by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in income (loss) in the period that includes the enactment date. Valuation allowances on deferred tax assets are estimated based on our assessment of the realizability of such amounts.

   Our companies have elected to file a single U.S. consolidated income tax return (the "life/non-life consolidated return"). All companies domesticated in the United States and our former Bermuda and Guernsey subsidiaries, which have elected to be taxed as U.S. domestic companies, are included in the life/non-life consolidated return as allowed by the tax law and regulations. We have a tax sharing agreement (the "life/non-life tax sharing agreement") in place and all intercompany balances related to this agreement are settled at least annually.

   Additionally, we entered into tax sharing agreements with certain of our subsidiaries, whereby we are required to provide certain amounts of capital or a letter of credit to those subsidiaries upon the event that we or Genworth Holdings, Inc. ("Genworth Holdings"), our indirect parent company, is downgraded below certain ratings levels by Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's"). We secured a irrevocable letter of credit from the Federal Home Loan Bank ("FHLB") of Atlanta for $28.2 million to meet our obligations under these provisions. The letter of credit automatically renews annually through May 2019, unless notice of termination is provided by the issuer of the letter of credit at least 60 days prior to the then applicable expiration date.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (s) Variable Interest Entities

   We are involved in certain entities that are considered VIEs as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE's economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders, as well as which party has the power to direct activities that most significantly impact the performance of the VIEs.

   Our primary involvement related to VIEs includes securitization transactions.

   For certain securitization transactions, we were the transferor of certain assets that were sold to a newly created VIE but did not retain any beneficial interest in the VIE other than acting as the servicer of the underlying assets.

   See note 15 for additional information related to this consolidated entity.

   (t) Accounting Changes

   Technical Corrections and Improvements

   On December 31, 2016, we adopted new guidance related to technical corrections and improvements. The Financial Accounting Standards Board ("the FASB") issued this new guidance to remove inconsistencies as well as make technical clarifications and minor improvements intended to make it easier to understand and implement certain accounting guidance. Impacts of the new guidance for us includes: promoting consistent use of the terms "participating insurance" and "reinsurance recoverable," removing the term "debt" from the master glossary; adding a reference to use when accounting for internal-use software licensed from third parties; clarifying that loans issued under the Federal Housing Administration and the Veterans Administration do not have to be fully insured by those programs to recognize profit using the full-accrual method; clarifying the difference between a "valuation approach" and a "valuation technique" when applying fair value guidance and require disclosure when there has been a change in either a valuation approach, a valuation technique, or both; clarifying that for an amount of an obligation under an arrangement to be considered fixed at the reporting date, the amount that must be fixed is not the amount that is the organization's portion of the obligation, but, rather, is the obligation in its entirety; and adding guidance on the accounting for the sale of servicing rights when the transferor retains loans. Most of the amendments are effective immediately or, in some cases for us, on January 1, 2017, using a prospective method. Accordingly, we did not have and do not expect any significant impact from this guidance on our consolidated financial statements.

   Consolidation

   On January 1, 2016, we adopted new accounting guidance related to consolidation. The new guidance primarily impacts limited partnerships and similar legal entities, evaluation of fees paid to a decision maker as a variable interest, the effect of fee arrangements and related parties on the primary beneficiary determination and certain investment funds. The adoption of this new guidance did not have a material impact on our consolidated financial statements.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Debt Issuance Costs

   On December 31, 2015, we early adopted new accounting guidance related to the presentation of debt issuance costs. The new guidance requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability. This guidance was applied on a retrospective basis. Upon adoption, in our consolidated balance sheet as of December 31, 2014, we recorded a reduction in other assets and total assets of $16.5 million, with a related reduction in non-recourse funding obligations of $16.5 million and a reduction in total liabilities of $16.5 million. See note 10 for more information related to our non-recourse funding agreements.

   Financial Assets And Liabilities Of A Collateralized Financing Entity

   On January 1, 2015, we early adopted new accounting guidance related to measuring the financial assets and financial liabilities of a consolidated collateralized financing entity. The guidance addresses the accounting for the measurement difference between the fair value of financial assets and the fair value of financial liabilities of a collateralized financing entity. The new guidance provides an alternative whereby a reporting entity could measure the financial assets and financial liabilities of the collateralized financing entity in its consolidated financial statements using the more observable of the fair values. There was no impact on our consolidated financial statements.

   Repurchase Financings

   On January 1, 2015, we adopted new accounting guidance related to the accounting for repurchase-to-maturity transactions and repurchase financings. The new guidance changed the accounting for repurchase-to-maturity transactions and repurchase financing such that they were consistent with secured borrowing accounting. In addition, the guidance required new disclosures for all repurchase agreements and securities lending transactions which were effective beginning in the second quarter of 2015. We do not have repurchase-to-maturity transactions or repurchase agreements, but have securities lending transactions that are subject to additional disclosures. This new guidance did not have an impact on our consolidated financial statements but did impact our disclosures.

   Investments In Affordable Housing Projects

   On January 1, 2015, we adopted new accounting guidance related to the accounting for investments in affordable housing projects that qualify for the low-income housing tax credit. The new guidance permits reporting entities to make an accounting policy election to account for investments in qualified affordable housing projects by amortizing the initial cost of the investment in proportion to the tax benefits received and recognize the net investment performance as a component of income tax expense (called the proportional amortization method) if certain conditions are met. The new guidance requires use of the equity method or cost method for investments in qualified affordable housing projects not accounted for using the proportional amortization method. The adoption of this new guidance did not have a material impact on our consolidated financial statements.

   Investment Companies

   On January 1, 2014, we adopted new accounting guidance on the scope, measurement and disclosure requirements for investment companies. The new guidance clarified the characteristics of an investment company, provided comprehensive guidance for assessing whether an entity is an investment company, required

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

investment companies to measure noncontrolling ownership interest in other investment companies at fair value rather than using the equity method of accounting and required additional disclosures. The adoption of this accounting guidance did not have any impact on our consolidated financial statements.

   (u) Accounting Pronouncements Not Yet Adopted

   In November 2016, the FASB issued new accounting guidance related to the classification and presentation of changes in restricted cash. The new guidance requires that changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents be shown in the statement of cash flows and requires additional disclosures related to restricted cash and restricted cash equivalents. We do not expect any significant impacts from this new guidance on our consolidated financial statements or disclosures.

   In August 2016, the FASB issued new guidance related to the statement of cash flows classification of certain cash payments and cash receipts. The guidance will reduce diversity in practice related to eight specific cash flow issues. The new guidance is effective for us on January 1, 2018, with early adoption permitted. We do not expect any significant impacts from this guidance on our consolidated financial statements.

   In June 2016, the FASB issued new guidance related to accounting for credit losses on financial instruments. The guidance requires that entities recognize an allowance equal to its estimate of lifetime expected credit losses and applies to most debt instruments not measured at fair value, which would primarily include our commercial mortgage loans and reinsurance receivables. The new guidance retains most of the existing impairment guidance for available-for-sale debt securities but amends the presentation of credit losses to be presented as an allowance as opposed to a write-down and permits the reversal of credit losses when reassessing changes in the credit losses each reporting period. The new guidance is effective for us on January 1, 2020, with early adoption permitted beginning January 1, 2019. Upon adoption, a cumulative effect adjustment in retained earnings as of the beginning of the year of adoption will be recorded. We plan to start a process in 2017 to determine the impact from this guidance on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to transition to the equity method of accounting. The guidance eliminates the retrospective application of the equity method of accounting when obtaining significant influence over a previously held investment. The guidance requires that an entity that has an available-for-sale equity security that becomes qualified for the equity method of accounting recognize through earnings the unrealized holding gain or loss in accumulated other comprehensive income at the date the investment becomes qualified for use of the equity method. The guidance is effective for us on January 1, 2017. We do not expect any significant impact from this guidance on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to the assessment of contingent put and call options in debt instruments. The guidance clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. An entity performing the assessment under the amendments in this update is required to assess the embedded call
(put) options solely in accordance with the four-step decision sequence. The guidance is effective for us on January 1, 2017. This guidance is consistent with our previous accounting practices and, accordingly, we do not expect any impact on our consolidated financial statements.

   In March 2016, the FASB issued new accounting guidance related to the effect of derivative contract novations on existing hedge accounting relationships. The guidance clarifies that a change in the counterparty to a derivative instrument that has been designated as the hedging instrument does not, in and of itself, require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met. The guidance is

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

effective for us on January 1, 2017. This guidance is consistent with our accounting for derivative contract novations and, accordingly, we do not expect any impact on our consolidated financial statements.

   In February 2016, the FASB issued new accounting guidance related to the accounting for leases. The new guidance generally requires lessees to recognize both a right-to-use asset and a corresponding liability on the balance sheet. The guidance is effective for us on January 1, 2019, with early adoption permitted. While we are still evaluating the full impact, at this time we do not expect any significant impact from this guidance on our consolidated financial statements.

   In January 2016, the FASB issued new accounting guidance related to the recognition and measurement of financial assets and financial liabilities. Changes to the current financial instruments accounting, primarily affects equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. Under the new guidance, equity investments with readily determinable fair value, except those accounted for under the equity method of accounting, will be measured at fair value with changes in fair value recognized in net income (loss). The new guidance also clarifies that the need for a valuation allowance on a deferred tax asset related to available-for-sale securities should be evaluated in combination with other deferred tax assets. This new guidance will be effective for us on January 1, 2018. We are still in process of evaluating the impact the guidance may have on our consolidated financial statements.

   In May 2014, the FASB issued new accounting guidance related to revenue from contracts with customers, effective for us on January 1, 2018. The key principle of the new guidance is that entities should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for such goods or services. The standard permits the use of either the retrospective or modified retrospective (cumulative effect) transition method. Insurance contracts are specifically excluded from this new guidance. The FASB has clarified the scope that all of our insurance and investment contracts are excluded from the scope of this new guidance. As such, while we are still evaluating the full impact, at this time we do not expect any significant impacts from this new guidance on our consolidated financial statements.

(3) Investments

   (a) Net Investment Income

   Sources of net investment income were as follows for the years ended December 31:

  (Amounts in millions)                                 2016    2015    2014
  ---------------------                                ------  ------  ------
  Fixed maturity securities--taxable.................. $556.1  $572.7  $560.4
  Fixed maturity securities--non-taxable..............    2.5     2.8     2.7
  Commercial mortgage loans...........................   86.4    89.5    91.7
  Equity securities...................................    3.0     2.8     2.2
  Other invested assets...............................   20.2    24.1    24.6
  Policy loans........................................   32.2    31.8    31.1
  Cash, cash equivalents and short-term investments...    2.3     1.0     0.2
                                                       ------  ------  ------
     Gross investment income before expenses and fees.  702.7   724.7   712.9
  Expenses and fees...................................  (16.2)  (18.3)  (18.3)
                                                       ------  ------  ------
     Net investment income............................ $686.5  $706.4  $694.6
                                                       ======  ======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (b) Net Investment Gains (Losses)

   The following table sets forth net investment gains (losses) for the years ended December 31:

(Amounts in millions)                                                             2016    2015    2014
---------------------                                                            ------  ------  ------
Available-for-sale securities:
   Realized gains............................................................... $ 28.8  $ 41.4  $ 35.3
   Realized losses..............................................................  (26.0)  (20.4)   (9.3)
                                                                                 ------  ------  ------
   Net realized gains (losses) on available-for-sale securities.................    2.8    21.0    26.0
                                                                                 ------  ------  ------
Impairments:
   Total other-than-temporary impairments.......................................   (2.8)  (10.7)   (3.1)
   Portion of other-than-temporary impairments included in other comprehensive
     income (loss)..............................................................   (0.3)     --    (0.5)
                                                                                 ------  ------  ------
   Net other-than-temporary impairments.........................................   (3.1)  (10.7)   (3.6)
                                                                                 ------  ------  ------
Derivative instruments/(1)/.....................................................   16.8   (79.3)  (93.6)
Commercial mortgage loans.......................................................    0.7     1.7     3.2
Trading securities..............................................................    9.7    (8.1)   39.8
Other...........................................................................     --     0.6     0.1
                                                                                 ------  ------  ------
   Net investment gains (losses)................................................ $ 26.9  $(74.8) $(28.1)
                                                                                 ======  ======  ======

--------
/(1)/See note 4 for additional information on the impact of derivative instruments included in net investment gains (losses).

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we determined that we have the intent to sell the securities or it is more likely than not that we will be required to sell the securities prior to recovery. The aggregate fair value of securities sold at a loss during the years ended December 31, 2016, 2015 and 2014 was $492.2 million, $969.8 million and
$210.5 million, respectively, which was approximately 94.7%, 98.7% and 96.0%, respectively, of book value.

   The following represents the activity for credit losses recognized in net loss on debt securities where an other-than-temporary impairment was identified and a portion of other-than-temporary impairments was included in OCI as of and for the years ended December 31:

(Amounts in millions)                                                            2016   2015   2014
---------------------                                                           -----  -----  -----
Beginning balance.............................................................. $10.8  $19.2  $22.4
Additions:
   Other-than-temporary impairments not previously recognized..................   0.5     --    0.7
   Increases related to other-than-temporary impairments previously recognized.    --     --    0.4
Reductions:
   Securities sold, paid down or disposed......................................  (3.5)  (8.4)  (4.3)
                                                                                -----  -----  -----
Ending balance................................................................. $ 7.8  $10.8  $19.2
                                                                                =====  =====  =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income
(loss) were as follows as of December 31:

(Amounts in millions)                                       2016     2015     2014
---------------------                                     -------  -------  --------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities............................. $ 648.7  $ 496.9  $  996.3
   Equity securities.....................................     1.4      2.9       0.3
   Investment in unconsolidated subsidiary...............    78.2     60.6     106.1
                                                          -------  -------  --------
       Subtotal..........................................   728.3    560.4   1,102.7
Adjustments to DAC, PVFP and benefit reserves............  (396.6)  (319.2)   (541.2)
Income taxes, net........................................   (89.6)   (63.5)   (160.9)
                                                          -------  -------  --------
Net unrealized investment gains (losses)................. $ 242.1  $ 177.7  $  400.6
                                                          =======  =======  ========

   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) was as follows as of and for the years ended December 31:

(Amounts in millions)                                                                    2016     2015     2014
---------------------                                                                   ------  -------  -------
Beginning balance...................................................................... $177.7  $ 400.6  $ 154.4
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities..................................  167.6   (532.0)   675.7
   Adjustment to DAC...................................................................  (40.9)    92.7   (133.0)
   Adjustment to PVFP..................................................................   (5.0)    78.6    (69.9)
   Adjustment to sales inducements.....................................................   (3.5)     3.3     (2.2)
   Adjustment to benefit reserves......................................................  (28.0)    47.4   (100.5)
   Provision for income taxes..........................................................  (26.0)    93.8   (109.3)
                                                                                        ------  -------  -------
       Change in unrealized gains (losses) on investment securities....................   64.2   (216.2)   260.8
Reclassification adjustments to net investment (gains) losses, net of taxes of $(0.1),
  $3.6 and $7.8........................................................................    0.2     (6.7)   (14.6)
                                                                                        ------  -------  -------
Ending balance......................................................................... $242.1  $ 177.7  $ 400.6
                                                                                        ======  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (d) Fixed Maturity and Equity Securities

   As of December 31, 2016, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                              Gross unrealized gains      Gross unrealized losses
                                                            --------------------------- --------------------------
                                                  Amortized Not other-than- Other-than- Not other-than- Other-than-
                                                   cost or    temporarily   temporarily   temporarily   temporarily   Fair
(Amounts in millions)                               cost       impaired      impaired      impaired      impaired     value
---------------------                             --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored enterprises............ $   877.5     $ 87.4         $ --         $ (10.2)       $  --    $   954.7
    State and political subdivisions.............     580.7       49.2           --            (5.9)          --        624.0
    Non-U.S. government..........................     148.1       21.0           --            (0.1)          --        169.0
    U.S. corporate:
       Utilities.................................     989.9       91.9           --           (14.2)          --      1,067.6
       Energy....................................     591.9       31.8           --            (8.8)          --        614.9
       Finance and insurance.....................   1,103.5       74.4           --           (10.9)          --      1,167.0
       Consumer--non-cyclical....................     818.6       74.1           --            (6.8)          --        885.9
       Technology and communications.............     502.5       34.6           --            (8.6)          --        528.5
       Industrial................................     239.3       11.2           --            (4.8)          --        245.7
       Capital goods.............................     487.1       50.9           --            (3.2)          --        534.8
       Consumer--cyclical........................     323.9       19.2           --            (3.8)          --        339.3
       Transportation............................     309.4       19.9           --            (7.7)          --        321.6
       Other.....................................     154.8        8.4           --            (0.1)          --        163.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total U.S. corporate......................   5,520.9      416.4           --           (68.9)          --      5,868.4
                                                  ---------     ------         ----         -------        -----    ---------
    Non-U.S. corporate:
       Utilities.................................     122.1        3.6           --            (2.4)          --        123.3
       Energy....................................     231.6       19.2           --            (4.1)          --        246.7
       Finance and insurance.....................     375.9       25.3           --            (1.7)          --        399.5
       Consumer--non-cyclical....................     132.2        3.4           --            (2.0)          --        133.6
       Technology and communications.............     180.8        9.8           --            (1.7)          --        188.9
       Industrial................................     184.4        7.8           --            (2.4)          --        189.8
       Capital goods.............................     114.5        4.9           --            (1.1)          --        118.3
       Consumer--cyclical........................      44.5        1.4           --            (0.6)          --         45.3
       Transportation............................     135.2       11.6           --            (2.3)          --        144.5
       Other.....................................     345.8       16.9           --            (3.6)          --        359.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total non-U.S. corporate..................   1,867.0      103.9           --           (21.9)          --      1,949.0
                                                  ---------     ------         ----         -------        -----    ---------
    Residential mortgage-backed..................   1,183.7       86.9          1.1            (4.3)        (0.1)     1,267.3
    Commercial mortgage-backed...................     814.6       21.8          1.2           (12.4)          --        825.2
    Other asset-backed...........................     768.5        2.8           --           (19.2)          --        752.1
                                                  ---------     ------         ----         -------        -----    ---------
       Total fixed maturity securities...........  11,761.0      789.4          2.3          (142.9)        (0.1)    12,409.7
Equity securities................................      51.9        2.6           --            (1.2)          --         53.3
                                                  ---------     ------         ----         -------        -----    ---------
       Total available-for- sale securities...... $11,812.9     $792.0         $2.3         $(144.1)       $(0.1)   $12,463.0
                                                  =========     ======         ====         =======        =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   As of December 31, 2015, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                              Gross unrealized gains      Gross unrealized losses
                                                            --------------------------- --------------------------
                                                  Amortized Not other-than- Other-than- Not other-than- Other-than-
                                                   cost or    temporarily   temporarily   temporarily   temporarily   Fair
(Amounts in millions)                               cost       impaired      impaired      impaired      impaired     value
---------------------                             --------- --------------- ----------- --------------- ----------- ---------
Fixed maturity securities:
    U.S. government, agencies and
     government-sponsored enterprises............ $   845.0     $117.6         $ --         $  (1.2)       $  --    $   961.4
    State and political subdivisions.............     567.0       49.4           --            (3.9)          --        612.5
    Non-U.S. government..........................     154.3       18.8           --            (0.9)          --        172.2
    U.S. corporate:
       Utilities.................................     738.4       72.0           --            (5.4)          --        805.0
       Energy....................................     703.8       22.9           --           (65.1)          --        661.6
       Finance and insurance.....................   1,067.6       75.0          0.4            (9.9)          --      1,133.1
       Consumer--non-cyclical....................     743.3       61.1           --            (8.1)          --        796.3
       Technology and communications.............     455.2       27.4           --           (11.4)          --        471.2
       Industrial................................     263.9        5.4           --           (13.7)          --        255.6
       Capital goods.............................     375.1       36.7           --            (2.8)          --        409.0
       Consumer--cyclical........................     424.4       19.5           --            (7.8)          --        436.1
       Transportation............................     276.3       17.5           --            (4.7)          --        289.1
       Other.....................................     159.6        9.4           --            (2.6)          --        166.4
                                                  ---------     ------         ----         -------        -----    ---------
       Total U.S. corporate......................   5,207.6      346.9          0.4          (131.5)          --      5,423.4
                                                  ---------     ------         ----         -------        -----    ---------
    Non-U.S. corporate:
       Utilities.................................     127.4        3.5           --            (3.2)          --        127.7
       Energy....................................     307.6       11.0           --           (21.6)          --        297.0
       Finance and insurance.....................     400.4       27.0          0.5            (2.2)          --        425.7
       Consumer--non-cyclical....................     160.4        6.3           --            (5.6)          --        161.1
       Technology and communications.............     219.5        7.6           --            (5.0)          --        222.1
       Industrial................................     256.6        4.9           --           (20.5)          --        241.0
       Capital goods.............................     127.2        3.8           --            (3.3)          --        127.7
       Consumer--cyclical........................      57.6        0.4           --            (1.4)          --         56.6
       Transportation............................     128.1       10.5           --            (1.4)          --        137.2
       Other.....................................     200.9        9.3           --            (7.7)          --        202.5
                                                  ---------     ------         ----         -------        -----    ---------
       Total non-U.S. corporate..................   1,985.7       84.3          0.5           (71.9)          --      1,998.6
                                                  ---------     ------         ----         -------        -----    ---------
    Residential mortgage-backed..................   1,470.6      109.2          2.3            (8.1)          --      1,574.0
    Commercial mortgage-backed...................     768.5       16.7          1.2            (8.9)        (0.2)       777.3
    Other asset-backed...........................     932.2        1.7           --           (25.5)          --        908.4
                                                  ---------     ------         ----         -------        -----    ---------
       Total fixed maturity securities...........  11,930.9      744.6          4.4          (251.9)        (0.2)    12,427.8
Equity securities................................      51.9        2.9           --              --           --         54.8
                                                  ---------     ------         ----         -------        -----    ---------
       Total available-for- sale securities...... $11,982.8     $747.5         $4.4         $(251.9)       $(0.2)   $12,482.6
                                                  =========     ======         ====         =======        =====    =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2016:

                                            Less than 12 months            12 months or more                    Total
                                       ------------------------------ ----------------------------  --------------------
                                                  Gross      Number            Gross       Number              Gross
                                        Fair    unrealized     of     Fair   unrealized      of      Fair    unrealized
(Dollar amounts in millions)            value     losses   securities value  losses/(1)/ securities  value   losses/(2)/
----------------------------           -------- ---------- ---------- ------ ----------  ---------- -------- ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies
     and government-sponsored
     enterprises...................... $  152.8  $ (10.2)      12     $   --   $   --        --     $  152.8  $ (10.2)
    State and political
     subdivisions.....................    145.5     (5.9)      31         --       --        --        145.5     (5.9)
    Non-U.S. government...............      3.6     (0.1)       3         --       --        --          3.6     (0.1)
    U.S. corporate....................  1,222.0    (53.2)     262      202.1    (15.7)       42      1,424.1    (68.9)
    Non-U.S. corporate................    421.8    (12.1)      82      115.3     (9.8)       28        537.1    (21.9)
    Residential
     mortgage-backed..................    216.2     (3.8)      46       23.8     (0.6)       16        240.0     (4.4)
    Commercial
     mortgage-backed..................    246.6    (11.5)      50        8.1     (0.9)        3        254.7    (12.4)
    Other asset-backed................    163.5     (2.6)      40      112.6    (16.6)       32        276.1    (19.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Subtotal, fixed maturity
     securities.......................  2,572.0    (99.4)     526      461.9    (43.6)      121      3,033.9   (143.0)
Equity securities.....................     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost......... $2,572.0  $ (99.4)     526     $400.5   $(22.9)      112     $2,972.5  $(122.3)
    20%-50% Below cost................       --       --       --       61.4    (20.7)        9         61.4    (20.7)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Total fixed maturity
     securities.......................  2,572.0    (99.4)     526      461.9    (43.6)      121      3,033.9   (143.0)
                                       --------  -------      ---     ------   ------       ---     --------  -------
% Below cost--equity securities:
    (less than)20% Below cost.........     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
    Total equity securities...........     19.5     (1.2)       3         --       --        --         19.5     (1.2)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======
Investment grade...................... $2,556.0  $ (99.6)     517     $358.7   $(36.6)       91     $2,914.7  $(136.2)
Below investment grade/(3)/...........     35.5     (1.0)      12      103.2     (7.0)       30        138.7     (8.0)
                                       --------  -------      ---     ------   ------       ---     --------  -------
Total for securities in an unrealized
 loss position........................ $2,591.5  $(100.6)     529     $461.9   $(43.6)      121     $3,053.4  $(144.2)
                                       ========  =======      ===     ======   ======       ===     ========  =======

                                       ----------
                                         Number
                                           of
(Dollar amounts in millions)           securities
----------------------------           ----------
Description of Securities
Fixed maturity securities:
    U.S. government, agencies
     and government-sponsored
     enterprises......................     12
    State and political
     subdivisions.....................     31
    Non-U.S. government...............      3
    U.S. corporate....................    304
    Non-U.S. corporate................    110
    Residential
     mortgage-backed..................     62
    Commercial
     mortgage-backed..................     53
    Other asset-backed................     72
                                          ---
    Subtotal, fixed maturity
     securities.......................    647
Equity securities.....................      3
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost.........    638
    20%-50% Below cost................      9
                                          ---
    Total fixed maturity
     securities.......................    647
                                          ---
% Below cost--equity securities:
    (less than)20% Below cost.........      3
                                          ---
    Total equity securities...........      3
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===
Investment grade......................    608
Below investment grade/(3)/...........     42
                                          ---
Total for securities in an unrealized
 loss position........................    650
                                          ===

--------
/(1)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $0.1 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for less than 12 months included $0.1 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our corporate securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, based on industry, as of December 31, 2016:

                                        Less than 12 months            12 months or more                   Total
                                   ------------------------------ ---------------------------- ------------------------------
                                              Gross      Number            Gross      Number              Gross      Number
                                    Fair    unrealized     of     Fair   unrealized     of      Fair    unrealized     of
(Dollar amounts in millions)        value     losses   securities value    losses   securities  value     losses   securities
----------------------------       -------- ---------- ---------- ------ ---------- ---------- -------- ---------- ----------
Description of Securities
U.S. corporate:
    Utilities..................... $  260.5   $(14.1)      54     $  7.2   $ (0.1)       3     $  267.7   $(14.2)      57
    Energy........................     52.0     (1.4)      14      103.1     (7.4)      18        155.1     (8.8)      32
    Finance and insurance.........    306.7     (8.5)      57       16.6     (2.4)       2        323.3    (10.9)      59
    Consumer--non-cyclical........    154.9     (6.8)      41         --       --       --        154.9     (6.8)      41
    Technology and
     communications...............     96.0     (4.8)      25       40.2     (3.8)      10        136.2     (8.6)      35
    Industrial....................     59.3     (3.0)      15       25.2     (1.8)       5         84.5     (4.8)      20
    Capital goods.................     77.0     (3.2)      22         --       --       --         77.0     (3.2)      22
    Consumer--cyclical............     83.6     (3.7)      19        8.2     (0.1)       3         91.8     (3.8)      22
    Transportation................    116.7     (7.6)      14        1.6     (0.1)       1        118.3     (7.7)      15
    Other.........................     15.3     (0.1)       1         --       --       --         15.3     (0.1)       1
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
    Subtotal, U.S. corporate
     securities...................  1,222.0    (53.2)     262      202.1    (15.7)      42      1,424.1    (68.9)     304
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
Non-U.S. corporate:
    Utilities.....................     50.9     (1.8)       7        6.9     (0.6)       1         57.8     (2.4)       8
    Energy........................     22.8     (0.5)       6       26.7     (3.6)       6         49.5     (4.1)      12
    Finance and insurance.........     80.0     (1.4)      21       10.6     (0.3)       5         90.6     (1.7)      26
    Consumer--non-cyclical........     65.3     (2.0)      10         --       --       --         65.3     (2.0)      10
    Technology and
     communications...............     33.4     (1.6)       9        4.9     (0.1)       1         38.3     (1.7)      10
    Industrial....................     33.8     (1.0)       6       26.5     (1.4)       7         60.3     (2.4)      13
    Capital goods.................     10.1     (0.1)       2       14.0     (1.0)       1         24.1     (1.1)       3
    Consumer--cyclical............     16.6     (0.6)       2         --       --       --         16.6     (0.6)       2
    Transportation................     36.8     (1.6)       6       13.0     (0.7)       2         49.8     (2.3)       8
    Other.........................     72.1     (1.5)      13       12.7     (2.1)       5         84.8     (3.6)      18
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
    Subtotal, non-U.S.
     corporate securities.........    421.8    (12.1)      82      115.3     (9.8)      28        537.1    (21.9)     110
                                   --------   ------      ---     ------   ------       --     --------   ------      ---
Total for corporate securities in
 an unrealized loss position...... $1,643.8   $(65.3)     344     $317.4   $(25.5)      70     $1,961.2   $(90.8)     414
                                   ========   ======      ===     ======   ======       ==     ========   ======      ===

   As indicated in the tables above, the majority of the securities in a continuous unrealized loss position for less than 12 months were investment grade and less than 20% below cost. These unrealized losses were primarily attributable to the increase in interest rates, mostly concentrated in our corporate securities. For securities that have been in a continuous unrealized loss for less than 12 months, the average fair value percentage below cost was approximately 3.7% as of December 31, 2016.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Fixed Maturity Securities In A Continuous Unrealized Loss Position For 12 Months Or More

   Of the $22.9 million of unrealized losses on fixed maturity securities in a continuous unrealized loss for 12 months or more that were less than 20% below cost, the weighted-average rating was "BBB-" and approximately 69.8% of the unrealized losses were related to investment grade securities as of December 31, 2016. These unrealized losses were predominantly attributable to corporate securities including fixed rate securities purchased in a lower rate environment and variable rate securities purchased in a higher rate and lower spread environment. The average fair value percentage below cost for these securities was approximately 5.4% as of December 31, 2016. See below for additional discussion related to fixed maturity securities that have been in a continuous loss position for 12 months or more with a fair value that was more than 20% below cost.

   The following tables present the concentration of gross unrealized losses and fair values of fixed maturity securities that were more than 20% below cost and in a continuous loss position for 12 months or more by asset class as of December 31, 2016:

                                                             Investment Grade
                               -----------------------------------------------------------------------------
                                             20% to 50%                          Greater than 50%
                               -------------------------------------- --------------------------------------
                                                % of total                             % of total
                                       Gross      gross                       Gross      gross
                               Fair  unrealized unrealized Number of  Fair  unrealized unrealized Number of
(Dollar amounts in millions)   value   losses     losses   securities value   losses     losses   securities
----------------------------   ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   U.S. corporate:
       Energy................. $ 7.7   $ (2.3)      1.6%       1       $--     $--         --%        --
       Finance and
         insurance............   7.7     (2.3)      1.6        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total U.S.
         corporate............  15.4     (4.6)      3.2        2        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
   Non-U.S. corporate:
       Energy.................   1.7     (0.5)      0.3        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total non-U.S.
         corporate............   1.7     (0.5)      0.3        1        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
   Structured securities:
       Other asset-backed.....  44.0    (15.5)     10.7        4        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
       Total structured
         securities...........  44.0    (15.5)     10.7        4        --      --         --         --
                               -----   ------      ----        -       ---     ---         --         --
Total......................... $61.1   $(20.6)     14.2%       7       $--     $--         --%        --
                               =====   ======      ====        =       ===     ===         ==         ==

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                         Below Investment Grade
                              -----------------------------------------------------------------------------
                                            20% to 50%                          Greater than 50%
                              -------------------------------------- --------------------------------------
                                               % of total                             % of total
                                      Gross      gross                       Gross      gross
                              Fair  unrealized unrealized Number of  Fair  unrealized unrealized Number of
(Dollar amounts in millions)  value   losses     losses   securities value   losses     losses   securities
----------------------------  ----- ---------- ---------- ---------- ----- ---------- ---------- ----------
Fixed maturity securities:
   Structured securities:
       Residential
         mortgage-backed..... $0.3    $(0.1)      0.1%        2       $--     $--         --%        --
                              ----    -----       ---         -       ---     ---         --         --
Total........................ $0.3    $(0.1)      0.1%        2       $--     $--         --%        --
                              ====    =====       ===         =       ===     ===         ==         ==

   For all securities in an unrealized loss position, we expect to recover the amortized cost based on our estimate of cash flows to be collected. We do not intend to sell and it is not more likely than not that we will be required to sell these securities prior to recovering our amortized cost. See the following for further discussion of gross unrealized losses by asset class.

   U.S. corporate

   As indicated above, $4.6 million of gross unrealized losses were related to U.S. corporate fixed maturity securities that have been in an unrealized loss position for more than 12 months and were more than 20% below cost. Of the total unrealized losses for U.S. corporate fixed maturity securities, $2.3 million, or 50%, related to the energy sector and $2.3 million, or 50%, related to the finance and insurance sector. Ongoing low oil prices have impacted the fair value of these securities.

   We expect that our investments in non-U.S. corporate securities will continue to perform in accordance with our expectations about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is reasonably possible that issuers of our investments in U.S. corporate securities may perform worse than current expectations. Such events may lead us to recognize write-downs within our portfolio of U.S. corporate securities in the future.

   Structured Securities

   Of the $15.6 million of unrealized losses related to structured securities that have been in an unrealized loss position for 12 months or more and were more than 20% below cost, $0.1 million related to other-than-temporarily impaired securities where the unrealized losses represented the portion of the other-than-temporary impairment recognized in OCI. The extent and duration of the unrealized loss position on our structured securities was primarily due to credit spreads that have widened since acquisition. Additionally, the fair value of certain structured securities has been impacted from high risk premiums being incorporated into the valuation as a result of the amount of potential losses that may be absorbed by the security in the event of additional deterioration in the U.S. economy.

   While we considered the length of time each security had been in an unrealized loss position, the extent of the unrealized loss position and any significant declines in fair value subsequent to the balance sheet date in our evaluation of impairment for each of these individual securities, the primary factor in our evaluation of impairment is the expected performance for each of these securities. Our evaluation of expected performance is based on the historical performance of the associated securitization trust as well as the historical performance of

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

the underlying collateral. Our examination of the historical performance of the securitization trust included consideration of the following factors for each class of securities issued by the trust: i) the payment history, including failure to make scheduled payments; ii) current payment status; iii) current and historical outstanding balances; iv) current levels of subordination and losses incurred to date; and v) characteristics of the underlying collateral. Our examination of the historical performance of the underlying collateral included: i) historical default rates, delinquency rates, voluntary and involuntary prepayments and severity of losses, including recent trends in this information; ii) current payment status; iii) loan to collateral value ratios, as applicable; iv) vintage; and v) other underlying characteristics such as current financial condition.

   We used our assessment of the historical performance of both the securitization trust and the underlying collateral for each security, along with third-party sources, when available, to develop our best estimate of cash flows expected to be collected. These estimates reflect projections for future delinquencies, prepayments, defaults and losses for the assets that collateralize the securitization trust and are used to determine the expected cash flows for our security, based on the payment structure of the trust. Our projection of expected cash flows is primarily based on the expected performance of the underlying assets that collateralize the securitization trust and is not directly impacted by the rating of our security. While we consider the rating of the security as an indicator of the financial condition of the issuer, this factor does not have a significant impact on our expected cash flows for each security. In limited circumstances, our expected cash flows include expected payments from reliable financial guarantors where we believe the financial guarantor will have sufficient assets to pay claims under the financial guarantee when the cash flows from the securitization trust are not sufficient to make scheduled payments. We then discount the expected cash flows using the effective yield of each security to determine the present value of expected cash flows.

   Based on this evaluation, the present value of expected cash flows was greater than or equal to the amortized cost for each security. Accordingly, we determined that the unrealized losses on each of our structured securities represented temporary impairments as of December 31, 2016.

   Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of structured securities and future write-downs within our portfolio of structured securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2015:

                                         Less than 12 months             12 months or more                   Total
                                    ------------------------------  ---------------------------- ------------------------------
                                               Gross                         Gross                          Gross
                                     Fair    unrealized  Number of  Fair   unrealized Number of   Fair    unrealized  Number of
(Dollar amounts in millions)         value   losses/(1)/ securities value    losses   securities  value   losses/(2)/ securities
----------------------------        -------- ----------  ---------- ------ ---------- ---------- -------- ----------  ----------
Description of Securities
Fixed maturity securities:
    U.S. government,
     agencies and
     government-sponsored
     enterprises................... $   78.6  $  (1.2)       16     $   --   $   --       --     $   78.6  $  (1.2)       16
    State and political
     subdivisions..................    125.4     (3.9)       31         --       --       --        125.4     (3.9)       31
    Non-U.S. government............     20.7     (0.9)        9         --       --       --         20.7     (0.9)        9
    U.S. corporate.................  1,542.9   (109.9)      367      154.1    (21.6)      50      1,697.0   (131.5)      417
    Non-U.S. corporate.............    732.8    (39.0)      145      149.1    (32.9)      35        881.9    (71.9)      180
    Residential mortgage-
     backed........................    296.6     (4.2)       45       60.3     (3.9)      20        356.9     (8.1)       65
    Commercial mortgage-
     backed........................    287.2     (8.5)       49       14.7     (0.6)      10        301.9     (9.1)       59
    Other asset-backed.............    549.5     (6.3)      140      111.5    (19.2)      28        661.0    (25.5)      168
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Subtotal, fixed maturity
     securities....................  3,633.7   (173.9)      802      489.7    (78.2)     143      4,123.4   (252.1)      945
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===
% Below cost--fixed maturity
 securities:
    (less than)20% Below cost...... $3,519.8  $(134.9)      774     $360.7   $(23.3)     108     $3,880.5   (158.2)      882
    20%-50% Below cost.............    113.9    (39.0)       28      124.4    (49.3)      33        238.3    (88.3)       61
    (greater than)50% Below cost...       --       --        --        4.6     (5.6)       2          4.6     (5.6)        2
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Total fixed maturity
     securities....................  3,633.7   (173.9)      802      489.7    (78.2)     143      4,123.4   (252.1)      945
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
% Below cost--equity
 securities:
    (less than)20% Below cost......       --       --        --         --       --       --           --       --        --
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
    Total equity securities........       --       --        --         --       --       --           --       --        --
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===
Investment grade................... $3,421.2  $(154.2)      743     $387.5   $(49.5)     107     $3,808.7   (203.7)      850
Below investment grade/(3)/........    212.5    (19.7)       59      102.2    (28.7)      36        314.7    (48.4)       95
                                    --------  -------       ---     ------   ------      ---     --------  -------       ---
Total for securities in an
 unrealized loss position.......... $3,633.7  $(173.9)      802     $489.7   $(78.2)     143     $4,123.4  $(252.1)      945
                                    ========  =======       ===     ======   ======      ===     ========  =======       ===

--------
/(1)/Amounts included $0.2 million of unrealized losses on
     other-than-temporarily impaired securities.
/(2)/Amounts included $0.2 million of unrealized losses on
     other-than-temporarily impaired securities.
/(3)/Amounts that have been in a continuous loss position for less than 12 months included $0.2 million of unrealized losses on other-than-temporarily impaired securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gross unrealized losses and fair values of our corporate securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, based on industry, as of December 31, 2015:

                                        Less than 12 months            12 months or more                   Total
                                   ------------------------------ ---------------------------- ------------------------------
                                              Gross      Number            Gross      Number              Gross      Number
                                    Fair    unrealized     of     Fair   unrealized     of      Fair    unrealized     of
(Dollar amounts in millions)        value     losses   securities value    losses   securities  value     losses   securities
----------------------------       -------- ---------- ---------- ------ ---------- ---------- -------- ---------- ----------
Description of Securities
U.S. corporate:
    Utilities..................... $  102.9  $  (5.2)      25     $  9.6   $ (0.2)       7     $  112.5  $  (5.4)      32
    Energy........................    345.3    (55.0)      89       37.2    (10.1)      12        382.5    (65.1)     101
    Finance and insurance.........    240.1     (9.5)      48       20.7     (0.4)      10        260.8     (9.9)      58
    Consumer--non-cyclical........    226.0     (7.3)      55       13.3     (0.8)       5        239.3     (8.1)      60
    Technology and
     communications...............    172.9    (10.5)      51        6.7     (0.9)       2        179.6    (11.4)      53
    Industrial....................    149.3     (8.9)      32       24.4     (4.8)       7        173.7    (13.7)      39
    Capital goods.................     78.8     (2.8)      24         --       --       --         78.8     (2.8)      24
    Consumer--cyclical............    123.4     (5.0)      26       24.8     (2.8)       6        148.2     (7.8)      32
    Transportation................     67.9     (3.1)      12       17.4     (1.6)       1         85.3     (4.7)      13
    Other.........................     36.3     (2.6)       5         --       --       --         36.3     (2.6)       5
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
    Subtotal, U.S. corporate
     securities...................  1,542.9   (109.9)     367      154.1    (21.6)      50      1,697.0   (131.5)     417
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
Non-U.S. corporate:
    Utilities.....................     63.5     (3.2)       8         --       --       --         63.5     (3.2)       8
    Energy........................    115.7    (10.5)      26       36.3    (11.1)       9        152.0    (21.6)      35
    Finance and insurance.........    115.5     (1.5)      28        7.3     (0.7)       1        122.8     (2.2)      29
    Consumer--non-cyclical........     72.0     (4.7)      12        9.0     (0.9)       1         81.0     (5.6)      13
    Technology and
     communications...............     84.7     (3.7)      16       16.6     (1.3)       4        101.3     (5.0)      20
    Industrial....................     92.1     (7.8)      22       47.0    (12.7)       9        139.1    (20.5)      31
    Capital goods.................     33.0     (1.9)       5        5.9     (1.4)       3         38.9     (3.3)       8
    Consumer--cyclical............     26.7     (1.4)       4         --       --       --         26.7     (1.4)       4
    Transportation................     40.5     (1.3)       7        2.0     (0.1)       1         42.5     (1.4)       8
    Other.........................     89.1     (3.0)      17       25.0     (4.7)       7        114.1     (7.7)      24
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
    Subtotal, non-U.S.
     corporate securities.........    732.8    (39.0)     145      149.1    (32.9)      35        881.9    (71.9)     180
                                   --------  -------      ---     ------   ------       --     --------  -------      ---
Total for corporate securities in
 an unrealized loss position...... $2,275.7  $(148.9)     512     $303.2   $(54.5)      85     $2,578.9  $(203.4)     597
                                   ========  =======      ===     ======   ======       ==     ========  =======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2016 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost
       (Amounts in millions)                      or cost     Fair value
       ---------------------                   -------------- ----------
       Due one year or less...................   $   299.6    $   303.6
       Due after one year through five years..     1,603.3      1,675.0
       Due after five years through ten years.     2,520.6      2,596.3
       Due after ten years....................     4,570.7      4,990.2
                                                 ---------    ---------
              Subtotal........................     8,994.2      9,565.1
       Residential mortgage-backed............     1,183.7      1,267.3
       Commercial mortgage-backed.............       814.6        825.2
       Other asset-backed.....................       768.5        752.1
                                                 ---------    ---------
              Total...........................   $11,761.0    $12,409.7
                                                 =========    =========

   As of December 31, 2016, $2,258.0 million of our investments (excluding mortgage-backed and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2016, securities issued by finance and insurance, utilities, consumer--non-cyclical and energy industry groups represented approximately 20.0%, 15.2%, 13.0% and 11.0%, respectively, of our domestic and foreign corporate fixed maturity securities portfolio. No other industry group comprised more than 10% of our investment portfolio.

   As of December 31, 2016, we did not hold any fixed maturity securities in any single issuer, other than securities issued or guaranteed by the U.S. government, which exceeded 10% of stockholder's equity.

   As of December 31, 2016 and 2015, $7.8 million of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of payments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of December 31:

                                                                2016                      2015
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Property type:
Retail...............................................    $  588.8       36.2%      $  592.4       35.2%
Industrial...........................................       451.7       27.7          464.1       27.6
Office...............................................       380.5       23.4          402.0       24.0
Apartments...........................................       121.4        7.5          133.2        7.9
Mixed use............................................        58.8        3.6           61.7        3.7
Other................................................        25.7        1.6           26.8        1.6
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,626.9      100.0%       1,680.2      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.7)                     (0.7)
   Allowance for losses..............................        (3.1)                     (4.2)
                                                         --------                  --------
   Total.............................................    $1,623.1                  $1,675.3
                                                         ========                  ========

                                                                2016                      2015
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Geographic region:
Pacific..............................................    $  438.7       27.0%      $  451.6       26.9%
South Atlantic.......................................       410.8       25.3          454.5       27.0
Middle Atlantic......................................       199.2       12.2          197.2       11.7
West North Central...................................       164.4       10.1          138.0        8.2
East North Central...................................       128.9        7.9          132.4        7.9
Mountain.............................................        96.3        5.9          111.2        6.6
East South Central...................................        75.4        4.6           75.4        4.5
West South Central...................................        61.2        3.8           66.6        4.0
New England..........................................        52.0        3.2           53.3        3.2
                                                         --------      -----       --------      -----
   Subtotal..........................................     1,626.9      100.0%       1,680.2      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................        (0.7)                     (0.7)
   Allowance for losses..............................        (3.1)                     (4.2)
                                                         --------                  --------
   Total.............................................    $1,623.1                  $1,675.3
                                                         ========                  ========

   As of December 31, 2016 and 2015, our total mortgage holdings secured by real estate in California was $280.8 million and $298.6 million, respectively, which was 17.3% and 17.8%, respectively, of our total mortgage holdings.

   As of December 31, 2016, all of our commercial mortgage loans were current. As of December 31, 2015, we had $1.3 million of commercial mortgage loans that were 31 to 60 days past due in the office property type and $1,678.9 million of commercial mortgage loans that were current.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   As of December 31, 2016 and 2015, we had no commercial mortgage loans that were past due for more than 90 days and still accruing interest. We also did not have any commercial mortgage loans that were past due for less than 90 days on non-accrual status as of December 31, 2016 and 2015.

   As of and for the years ended December 31, 2016 and 2015, we modified or extended three and five commercial mortgage loans, respectively, with a total carrying value of $7.4 million and $11.3 million, respectively. All of these modifications or extensions were based on current market interest rates, did not result in any forgiveness in the outstanding principal amount owed by the borrower and were not considered troubled debt restructurings.

   The following table sets forth the allowance for credit losses and recorded investment in commercial mortgage loans as of or for the years ended December 31:

(Amounts in millions)                                    2016      2015      2014
---------------------                                  --------  --------  --------
Allowance for credit losses:
   Beginning balance.................................. $    4.2  $    5.9  $    8.6
   Charge-offs........................................     (0.5)     (2.5)       --
   Recoveries.........................................       --        --        --
   Provision..........................................     (0.6)      0.8      (2.7)
                                                       --------  --------  --------
   Ending balance..................................... $    3.1  $    4.2  $    5.9
                                                       ========  ========  ========
   Ending allowance for individually impaired
     loans............................................ $     --  $     --  $     --
                                                       ========  ========  ========
   Ending allowance for loans not individually
     impaired that were evaluated collectively for
     impairment....................................... $    3.1  $    4.2  $    5.9
                                                       ========  ========  ========
Recorded investment:
   Ending balance..................................... $1,626.9  $1,680.2  $1,659.1
                                                       ========  ========  ========
   Ending balance of individually impaired loans...... $     --  $     --  $     --
                                                       ========  ========  ========
   Ending balance of loans not individually impaired
     that were evaluated collectively for
     impairment....................................... $1,626.9  $1,680.2  $1,659.1
                                                       ========  ========  ========

   As of December 31, 2016 and 2015, we did not have any commercial mortgage loans that were individually impaired.

   In evaluating the credit quality of commercial mortgage loans, we assess the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratio to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower. The average loan-to-value ratio is based on our most recent estimate of the fair value for the underlying property which is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A lower loan-to-value indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold. The debt service coverage ratio is

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in our expectation that the borrower will continue to make the future scheduled payments.

   The following tables set forth the loan-to-value of commercial mortgage loans by property type as of December 31:

                                                          2016
                               ----------------------------------------------------------
                                                                        Greater
(Amounts in millions)          0% - 50% 51% - 60% 61% - 75% 76% - 100% than 100%   Total
---------------------          -------- --------- --------- ---------- --------- --------
Property type:
   Retail.....................  $189.6   $151.6    $247.6     $  --       $--    $  588.8
   Industrial.................   189.1    133.9     126.5       2.2        --       451.7
   Office.....................   102.4     50.4     226.4       1.3        --       380.5
   Apartments.................    43.7     25.7      47.1       4.9        --       121.4
   Mixed use..................    24.9     18.8      15.1        --        --        58.8
   Other......................     8.6       --      17.1        --        --        25.7
                                ------   ------    ------     -----       ---    --------
   Total recorded investment..  $558.3   $380.4    $679.8     $ 8.4       $--    $1,626.9
                                ======   ======    ======     =====       ===    ========
% of total....................    34.3%    23.4%     41.8%      0.5%       --%      100.0%
                                ======   ======    ======     =====       ===    ========
Weighted-average debt service
  coverage ratio..............    2.40     1.74      1.63      1.08        --        1.92
                                ======   ======    ======     =====       ===    ========

                                                            2015
                               --------------------------------------------------------------
                                                                          Greater
(Amounts in millions)          0% - 50% 51% - 60% 61% - 75% 76% - 100% than 100%/(1)/   Total
---------------------          -------- --------- --------- ---------- -------------  --------
Property type:
   Retail.....................  $179.9   $122.8    $287.3     $ 1.8        $ 0.6      $  592.4
   Industrial.................   198.5    113.8     148.3       1.2          2.3         464.1
   Office.....................   124.8     77.5     174.6      23.8          1.3         402.0
   Apartments.................    45.8     18.0      53.6      15.8           --         133.2
   Mixed use..................    13.7     22.4      21.9       3.7           --          61.7
   Other......................     9.3       --      17.5        --           --          26.8
                                ------   ------    ------     -----        -----      --------
   Total recorded investment..  $572.0   $354.5    $703.2     $46.3        $ 4.2      $1,680.2
                                ======   ======    ======     =====        =====      ========
% of total....................    34.0%    21.1%     41.9%      2.8%         0.2%        100.0%
                                ======   ======    ======     =====        =====      ========
Weighted-average debt service
  coverage ratio..............    2.18     1.71      1.57      1.26         0.21          1.79
                                ======   ======    ======     =====        =====      ========

--------
/(1)/Included $1.3 million of loans past due and not individually impaired and $2.9 million of loans in good standing, where borrowers continued to make timely payments, with a total weighted-average loan-to-value of 128.0%.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables set forth the debt service coverage ratio for fixed rate commercial mortgage loans by property type as of December 31:

                                                                 2016
                                ---------------------------------------------------------------------
                                                                                    Greater
(Amounts in millions)           Less than 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 than 2.00   Total
---------------------           -------------- ----------- ----------- ----------- --------- --------
Property type:
   Retail......................     $ 4.8        $ 56.7      $120.7      $239.4     $167.2   $  588.8
   Industrial..................       3.8          63.1        66.9       166.4      151.5      451.7
   Office......................      22.7          19.9         8.5       219.9      109.5      380.5
   Apartments..................      13.1          12.8         7.4        54.3       33.8      121.4
   Mixed use...................       0.6           3.5         3.2        23.3       28.2       58.8
   Other.......................        --          12.4         5.3         4.6        3.4       25.7
                                    -----        ------      ------      ------     ------   --------
   Total recorded investment...     $45.0        $168.4      $212.0      $707.9     $493.6   $1,626.9
                                    =====        ======      ======      ======     ======   ========
% of total.....................       2.8%         10.4%       13.0%       43.5%      30.3%     100.0%
                                    =====        ======      ======      ======     ======   ========
Weighted-average loan-to-value.      58.8%         59.4%       58.1%       58.8%      44.1%      54.3%
                                    =====        ======      ======      ======     ======   ========

                                                                 2015
                                ---------------------------------------------------------------------
                                                                                    Greater
(Amounts in millions)           Less than 1.00 1.00 - 1.25 1.26 - 1.50 1.51 - 2.00 than 2.00   Total
---------------------           -------------- ----------- ----------- ----------- --------- --------
Property type:
   Retail......................     $10.5        $ 39.4      $151.8      $268.3     $122.4   $  592.4
   Industrial..................      23.0          82.7        48.2       206.0      104.2      464.1
   Office......................      13.8          31.6        71.4       216.1       69.1      402.0
   Apartments..................       3.6          26.5        30.1        35.3       37.7      133.2
   Mixed use...................       0.8           6.2         4.4        26.5       23.8       61.7
   Other.......................        --          12.0         6.6         0.5        7.7       26.8
                                    -----        ------      ------      ------     ------   --------
   Total recorded investment...     $51.7        $198.4      $312.5      $752.7     $364.9   $1,680.2
                                    =====        ======      ======      ======     ======   ========
% of total.....................       3.1%         11.8%       18.6%       44.8%      21.7%     100.0%
                                    =====        ======      ======      ======     ======   ========
Weighted-average loan-to-value.      61.9%         63.3%       59.5%       57.2%      40.6%      54.9%
                                    =====        ======      ======      ======     ======   ========

   As of December 31, 2016 and 2015, we did not have any floating rate commercial mortgage loans.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of December 31:

                                                    2016                      2015
                                          ------------------------  ------------------------
(Amounts in millions)                     Carrying value % of total Carrying value % of total
---------------------                     -------------- ---------- -------------- ----------
Investment in unconsolidated subsidiary..    $  672.4       58.6%      $  613.1       49.0%
Trading securities.......................       259.1       22.6          442.3       35.4
Securities lending collateral............        89.0        7.8           95.7        7.7
Derivatives..............................        72.7        6.3           35.0        2.8
Limited partnerships.....................        41.1        3.6           50.2        4.0
Short-term investments...................         8.5        0.7           10.3        0.8
Real estate owned........................         3.3        0.3            3.3        0.3
Other investments........................         0.5        0.1            0.7         --
                                             --------      -----       --------      -----
   Total other invested assets...........    $1,146.6      100.0%      $1,250.6      100.0%
                                             ========      =====       ========      =====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(4) Derivative Instruments

   Our business activities routinely deal with fluctuations in interest rates, equity prices, currency exchange rates and other asset and liability prices. We use derivative instruments to mitigate or reduce certain of these risks. We have established policies for managing each of these risks, including prohibitions on derivatives market-making and other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or mitigate these risks. While we use derivatives to mitigate or reduce risks, certain derivatives do not meet the accounting requirements to be designated as hedging instruments and are denoted as "derivatives not designated as hedges" in the following disclosures.

   The following table sets forth our positions in derivative instruments as of December 31:

                                                     Derivative assets            Derivative liabilities
                                               ------------------------------ ------------------------------
                                                   Balance        Fair value     Balance        Fair value
                                                    sheet         -----------     sheet        -------------
(Amounts in millions)                           classification    2016  2015  classification    2016   2015
---------------------                          --------------     ----- ----- --------------   ------ ------
Derivatives not designated as hedges
                                                 Other invested                      Other
Interest rate swaps...........................       assets       $ 0.2 $ 0.7     liabilities  $   -- $  0.2
                                                 Other invested                      Other
Credit default swaps..........................       assets          --   0.1     liabilities      --     --
                                                 Other invested                      Other
Equity index options..........................       assets        72.0  28.3     liabilities      --    0.3
                                                 Other invested                      Other
Financial futures.............................       assets          --    --     liabilities      --     --
                                                 Other invested                      Other
Equity return swaps...........................       assets          --   2.1     liabilities     1.1     --
                                                 Other invested                      Other
Limited guarantee.............................       assets         0.5   3.8     liabilities      --     --
                                                                                     Other
Reinsurance embedded derivatives..............  Other assets/(1)/    --  38.9     liabilities      --     --
                                                                                 Policyholder
                                                   Reinsurance                      account
GMWB embedded derivatives.....................  recoverable/(2)/   13.3  14.1    balances/(3)/  261.0  305.1
                                                                                 Policyholder
                                                                                    account
Fixed index annuity embedded derivatives......    Other assets       --    --    balances/(4)/  341.0  338.6
                                                                                 Policyholder
                                                                                    account
Indexed universal life embedded derivatives...    Other assets       --    --    balances/(5)/   11.5   10.0
                                                                  ----- -----                  ------ ------
   Total derivatives not designated as hedges.                     86.0  88.0                   614.6  654.2
                                                                  ----- -----                  ------ ------
   Total derivatives..........................                    $86.0 $88.0                  $614.6 $654.2
                                                                  ===== =====                  ====== ======

--------
/(1)/ Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/ Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.
/(3)/ Represents the embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.
/(4)/ Represents the embedded derivatives associated with our fixed index annuity liabilities.
/(5)/ Represents the embedded derivatives associated with our indexed universal life liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The fair value of derivative positions presented above was not offset by the respective collateral amounts received or provided under these agreements.

   The activity associated with derivative instruments can generally be measured by the change in notional value over the periods presented. However, for GMWB, fixed index annuity and indexed universal life embedded derivatives, the change between periods is best illustrated by the number of policies. The following tables represent activity associated with derivative instruments as of the dates indicated:

                                                                              Maturities/  December 31,
(Notional in millions)                Measurement December 31, 2015 Additions terminations     2016
----------------------                ----------- ----------------- --------- ------------ ------------
Derivatives not designated as hedges
Interest rate swaps..................  Notional       $  257.9      $     --   $  (253.0)    $    4.9
Credit default swaps.................  Notional           10.0            --          --         10.0
Equity index options.................  Notional        1,058.3       3,272.1    (1,934.9)     2,395.5
Financial futures....................  Notional        1,098.7       5,854.1    (5,764.1)     1,188.7
Equity return swaps..................  Notional          123.4         357.2      (330.6)       150.0
Limited guarantee....................  Notional          250.0            --          --        250.0
Reinsurance embedded derivative......  Notional          676.7            --      (375.2)       301.5
                                                      --------      --------   ---------     --------
   Total derivatives.................                 $3,475.0      $9,483.4   $(8,657.8)    $4,300.6
                                                      ========      ========   =========     ========

                                                                              Maturities/  December 31,
(Number of policies)                  Measurement December 31, 2015 Additions terminations     2016
--------------------                  ----------- ----------------- --------- ------------ ------------
Derivatives not designated as hedges
GMWB embedded derivatives............  Policies        31,442           --       (2,534)      28,908
Fixed index annuity embedded
  derivatives........................  Policies        17,210          666         (577)      17,299
Indexed universal life embedded
  derivatives........................  Policies           982          167          (75)       1,074

   Cash Flow Hedges

   Certain derivative instruments are designated as cash flow hedges. The changes in fair value of these instruments are recorded as a component of OCI. We designate and account for the following as cash flow hedges when they have met the effectiveness requirements: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) forward starting interest rate swaps to hedge against changes in interest rates associated with future fixed rate bond purchases and/or interest income; and (v) other instruments to hedge the cash flows of various forecasted transactions.

   There were no pre-tax income (loss) effects of cash flow hedges for the year ended December 31, 2016, 2015 and 2014.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(Amounts in millions)                                                                         2016   2015  2014
---------------------                                                                        -----  -----  -----
Derivatives qualifying as effective accounting hedges as of January 1....................... $68.3  $63.6  $19.5
Current period increases (decreases) in fair value, net of deferred taxes of $(3.2), $(2.9)
  and $(23.8)...............................................................................   6.0    5.3   44.1
Reclassification to net loss, net of deferred taxes of $0.9, $0.3 and $0.2..................  (1.8)  (0.6)    --
                                                                                             -----  -----  -----
Derivatives qualifying as effective accounting hedges as of December 31..................... $72.5  $68.3  $63.6
                                                                                             =====  =====  =====

   Derivatives qualifying as effective accounting hedges totaled $72.5 million, $68.3 million and $63.6 million, net of taxes, for the years ended December 31, 2016, 2015 and 2014, respectively, related to our investment in GLICNY. The $72.5 million, net of taxes, recorded in stockholder's equity as of December 31, 2016 is expected to be reclassified to future net income (loss) through our equity in net income of unconsolidated subsidiary and we do not expect any amounts to be reclassified to future net income (loss), concurrently with and primarily offsetting changes in interest expense and interest income on floating rate instruments, in the next 12 months. No amounts were reclassified to net loss during the years ended December 31, 2016, 2015 and 2014 in connection with forecasted transactions that were no longer considered probable of occurring.

   Fair Value Hedges

   Certain derivative instruments are designated as fair value hedges. The changes in fair value of these instruments are recorded in net income (loss). In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in net income (loss). We designate and account for the following as fair value hedges when they have met the effectiveness requirements: (i) interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (ii) other instruments to hedge various fair value exposures of investments.

   There were no pre-tax income (loss) effects of fair value hedges and related hedged items for the year ended December 31, 2016, 2015 and 2014.

   Derivatives Not Designated As Hedges

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; (iii) equity index options, equity return swaps, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits; (iv) interest rate swaps where the hedging relationship does not qualify for hedge accounting; and (v) credit default swaps to mitigate loss exposure to certain credit risk. Additionally, we provide GMWBs on certain variable annuities and offer fixed index annuity products that are required to be bifurcated as embedded derivatives. We also offer fixed index annuity and indexed universal life products and have reinsurance agreements with certain features that are required to be bifurcated as embedded derivatives.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table provides the pre-tax gain (loss) recognized in net loss for the effects of derivatives not designated as hedges for the years ended December 31:

                                                                         Classification of gain (loss) recognized
(Amounts in millions)                            2016    2015     2014                 in net loss
---------------------                          -------  ------  -------  ----------------------------------------
Interest rate swaps........................... $  15.1  $  0.6  $  10.2       Net investment gains (losses)
Credit default swaps..........................      --      --      0.1       Net investment gains (losses)
Equity index options..........................    11.8   (23.6)   (28.0)      Net investment gains (losses)
Financial futures.............................  (101.6)  (31.5)    72.5       Net investment gains (losses)
Equity return swaps...........................    (3.7)    0.1      5.2       Net investment gains (losses)
Limited guarantee.............................    (3.3)   (1.4)     5.2       Net investment gains (losses)
Reinsurance embedded derivative...............    42.3    (1.3)    (4.1)      Net investment gains (losses)
GMWB embedded derivatives.....................    68.5   (21.6)  (126.9)      Net investment gains (losses)
Fixed index annuity embedded derivatives......   (22.0)   (7.1)   (26.8)      Net investment gains (losses)
Indexed universal life embedded derivatives...     9.7     6.5     (1.0)      Net investment gains (losses)
                                               -------  ------  -------
   Total derivatives not designated as hedges. $  16.8  $(79.3) $ (93.6)
                                               =======  ======  =======

   Derivative Counterparty Credit Risk

   Most of our derivative arrangements with counterparties require the posting of collateral upon meeting certain net exposure thresholds.

   The following table presents additional information about derivative assets and liabilities subject to an enforceable master netting arrangement as of December 31:

                                                                 2016                                     2015
                                                --------------------------------------   --------------------------------------
                                                Derivatives   Derivatives        Net     Derivatives   Derivatives        Net
(Amounts in millions)                           assets/(1)/ liabilities/(2)/ derivatives assets/(1)/ liabilities/(2)/ derivatives
---------------------                           ----------- ---------------  ----------- ----------- ---------------  -----------
Amounts presented in the balance sheet:
   Gross amounts recognized....................   $ 72.2        $  1.1         $ 71.1      $ 32.0        $  0.5         $ 31.5
   Gross amounts offset in the balance sheet...       --            --             --          --            --             --
                                                  ------        ------         ------      ------        ------         ------
   Net amounts presented in the balance
     sheet.....................................     72.2           1.1           71.1        32.0           0.5           31.5
Gross amounts not offset in the balance sheet:
   Financial instruments/(3)/..................     (1.1)         (1.1)            --        (0.5)         (0.5)            --
   Collateral received.........................    (21.6)           --          (21.6)      (17.6)           --          (17.6)
   Collateral pledged..........................       --         (45.8)          45.8          --         (52.6)          52.6
Over collateralization.........................       --          45.8          (45.8)        0.1          52.6          (52.5)
                                                  ------        ------         ------      ------        ------         ------
Net amount.....................................   $ 49.5        $   --         $ 49.5      $ 14.0        $   --         $ 14.0
                                                  ======        ======         ======      ======        ======         ======

--------
/(1)/Does not include any amounts related to accruals on derivatives classified as other assets as of December 31, 2016. Included $0.8 million of accruals on derivatives classified as other assets as of December 31, 2015. Does not include amounts related to embedded derivatives as of December 31, 2016 and 2015.
/(2)/Does not include any amounts related to accruals on derivatives classified as other liabilities and does not include amounts related to embedded derivatives as of December 31, 2016 and 2015.
/(3)/Amounts represent derivative assets and/or liabilities that are presented gross within the balance sheet but are held with the same counterparty where we have a master netting arrangement. This adjustment results in presenting the net asset and net liability position for each counterparty.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Almost all of our master swap agreements contain credit downgrade provisions that allow either party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2016 and 2015, we could have been allowed to claim $49.5 million and $14.0 million, respectively. The chart above excludes embedded derivatives and limited guarantee as those derivatives are not subject to master netting arrangements.

   Credit Derivatives

   We sell protection under single name credit default swaps in combination with purchasing securities to replicate characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value for credit default swaps. In the event of default for credit default swaps, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of December 31:

                                                          2016                        2015
                                               --------------------------- ---------------------------
                                               Notional                    Notional
(Amounts in millions)                           value   Assets Liabilities  value   Assets Liabilities
---------------------                          -------- ------ ----------- -------- ------ -----------
Investment grade
   Matures after one year through five years..  $10.0    $--       $--      $10.0    $0.1      $--
                                                -----    ---       ---      -----    ----      ---
   Total credit default swaps on single name
     reference entities.......................  $10.0    $--       $--      $10.0    $0.1      $--
                                                =====    ===       ===      =====    ====      ===

(5) Deferred Acquisition Costs

   The following table presents the activity impacting DAC as of and for the years ended December 31:

(Amounts in millions)                                                2016      2015      2014
---------------------                                              --------  --------  --------
Unamortized balance as of January 1............................... $2,345.5  $2,842.3  $2,818.3
   Costs deferred.................................................     58.8     142.6     198.7
   Amortization, net of interest accretion........................   (301.5)   (185.3)   (174.7)
   Impairment.....................................................       --    (454.1)       --
                                                                   --------  --------  --------
Unamortized balance as of December 31.............................  2,102.8   2,345.5   2,842.3
   Accumulated effect of net unrealized investment (gains) losses.   (146.7)   (105.8)   (198.5)
                                                                   --------  --------  --------
Balance as of December 31......................................... $1,956.1  $2,239.7  $2,643.8
                                                                   ========  ========  ========

   In 2016, as part of our annual review of assumptions, we increased DAC amortization for our universal and term universal life insurance products by $82.1 million reflecting updated assumptions primarily for mortality experience in older age populations, partially offset by updated assumptions related to future policy changes. In 2015, as part of our annual review of assumptions, we increased DAC amortization by $84.7 million in our universal life insurance products, reflecting updated assumptions for persistency, long-term interest rates,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

mortality and other refinements as well as corrections related to reinsurance inputs. See note 7 for additional information regarding amortization of DAC related to reinsurance transactions with related parties.

   We regularly review DAC to determine if it is recoverable from future income. In 2016, we performed our loss recognition testing and determined that we had a premium deficiency in our fixed immediate annuity products. The results of the test were primarily driven by the low interest rate environment in 2016. As a result, we wrote off the entire DAC balance for our fixed immediate annuity products of $5.7 million through amortization and increased our future policy benefit reserves by $9.0 million. As of December 31, 2016, we believe all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

   In 2015, we entered into a Master Agreement (the "Master Agreement") with Protective Life Insurance Company ("Protective Life"). Pursuant to the Master Agreement, GLAIC and Protective Life agreed to enter into a reinsurance agreement (the "Reinsurance Agreement"), under the terms of which Protective Life will coinsure certain term life insurance business from us, net of third-party reinsurance. The Reinsurance Agreement was effective in January 2016. We initially ceded premiums of $325.7 million and reserves of $330.5 million of certain term life insurance products under this agreement. In connection with entering into the Master Agreement in 2015, we recorded a DAC impairment of $454.1 million as a result of loss recognition testing of certain term life insurance policies as part of this life block transaction.

   As of December 31, 2015, all of our other businesses had sufficient future income and therefore the related DAC was recoverable.

(6) Intangible Assets and Goodwill

   The following table presents our intangible assets as of December 31:

                                                        2016                     2015
                                               ----------------------   ----------------------
                                                 Gross                    Gross
                                                carrying   Accumulated   carrying   Accumulated
(Amounts in millions)                          amount/(1)/ amortization amount/(1)/ amortization
---------------------                          ----------  ------------ ----------  ------------
PVFP..........................................   $625.6      $(479.8)     $630.6      $(492.5)
Capitalized software..........................    127.3       (112.1)      134.3       (113.1)
Deferred sales inducements to contractholders.     66.5        (40.5)       68.8        (35.6)
Other.........................................      3.8         (3.8)        2.5         (2.5)
                                                 ------      -------      ------      -------
   Total......................................   $823.2      $(636.2)     $836.2      $(643.7)
                                                 ======      =======      ======      =======

--------
/(1)/Gross carrying amount includes the accumulated effect of net unrealized investment gains (losses).

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2016, 2015 and 2014 was $(2.7) million, $30.7 million and $17.2 million, respectively. Amortization expense related to deferred sales inducements of $4.9 million, $4.2 million and $4.3 million, respectively, for the years ended December 31, 2016, 2015 and 2014 was included in benefits and other changes in policy reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Present Value of Future Profits

   The following table presents the activity in PVFP as of and for the years ended December 31:

(Amounts in millions)                                               2016    2015     2014
---------------------                                              ------  ------  -------
Unamortized balance as of January 1............................... $198.6  $218.3  $ 221.6
   Amortization...................................................    2.0   (32.5)   (15.9)
   Interest accreted at 5.22%, 6.14% and 5.73%....................   10.7    12.8     12.6
                                                                   ------  ------  -------
Unamortized balance as of December 31.............................  211.3   198.6    218.3
   Accumulated effect of net unrealized investment (gains) losses.  (65.5)  (60.5)  (139.1)
                                                                   ------  ------  -------
Balance as of December 31......................................... $145.8  $138.1  $  79.2
                                                                   ======  ======  =======

   We regularly review our assumptions and periodically test PVFP for recoverability in a manner similar to our treatment of DAC. As of December 31, 2016, we believe all of our businesses have sufficient future income and therefore the related PVFP is recoverable.

   The percentage of the December 31, 2016 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                           2017................ 14.8%
                           2018................  9.3%
                           2019................  8.4%
                           2020................  7.6%
                           2021................  7.1%

   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

   Goodwill and Impairment Losses

   During 2014, in connection with our strategic planning process, we revisited our prior strategy of focusing on term life insurance, given the capital-intensive nature of the product and our revised capital plan. We were in the process of transitioning to higher return permanent products, including universal life insurance, indexed universal life insurance and linked-benefit products. Given this transition, our annual sales projections included in the determination of fair value for our life insurance reporting unit were significantly lower than sales levels expected in the prior year's goodwill testing analysis. In addition, negative actions taken by rating agencies and suspension of sales by certain distributors, placed further strain on our annual sales projections. The uncertainty associated with the level and value of new business that a market participant would place on our life insurance business resulted in concluding the goodwill balance was no longer recoverable. Based on all these factors the fair value of projected new business for our life insurance reporting unit was less than the carrying value and we recorded a goodwill impairment of $303.9 million during 2014 reducing the goodwill balance to zero.

(7) Reinsurance

   We reinsure a portion of our policy risks to other insurance companies, including affiliates, in order to reduce our ultimate losses, diversify our exposures and provide capital flexibility. We also assume certain policy

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

risks written by other insurance companies and affiliates. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. We did not have any significant concentrations of reinsurance with reinsurers other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), a third-party reinsurer.

   As of December 31, 2016, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million.

   In February 2016, as part of restructuring Genworth's U.S. life insurance business, Genworth announced an initiative to repatriate existing reinsured business from Brookfield Life and Annuity Insurance Company Ltd ("BLAIC"), its primary Bermuda domiciled captive reinsurance subsidiary, to its U.S. life insurance subsidiaries in 2016. After receiving regulatory approval, on October 1, 2016, the repatriation was completed through the merger of BLAIC with and into GLIC, our parent, with GLIC being the surviving company. As a result of this repatriation, we recaptured all of our term and universal life insurance policies previously ceded to BLAIC, an affiliate, which primarily increased policy fees and other income $318.1 million with a proportionate increase in benefits and other changes in reserves. In addition, subsequent to the recapture, an embedded derivative associated with our universal life insurance products was terminated which resulted in a gain of $42.6 million that was recorded in net investment gains (losses).

   In 2016, we also recaptured certain universal life insurance policies previously ceded to GLIC and certain linked-benefit products were recaptured by GLIC that we had previously assumed. As a result of these reinsurance transactions, we initially recorded higher policy fees and other income of approximately $403.0 million, higher acquisition and operating expenses of approximately $298.0 million and we wrote off deferred acquisition costs of approximately $50.8 million. These reinsurance recaptures resulted in an after-tax gain of approximately $45.7 million. Additionally, in satisfaction of the $298.0 million net recapture settlement, we transferred fixed maturity securities with a book value of $276.2 million to GLIC, resulting in an after-tax gain of $14.2 million. These affiliated non-cash recapture gains were recorded in additional paid-in capital as deemed capital contributions in 2016. See note 12, supplemental cash flow information, for other non-cash transactions.

   We also have term and universal life insurance policies and single premium deferred annuities assumed from GLIC. As of December 31, 2016 and 2015, we had reserves of $1,258.9 million and $1,625.9 million, respectively, associated with these policies. We also have term and universal life insurance policies ceded to GLIC. As of December 31, 2016 and 2015, we had reinsurance recoverables of $232.6 million and $321.4 million, respectively, associated with these products in connection with this reinsurance agreement with GLIC.

   Under the terms of certain reinsurance agreements that we have with external parties, we pledged assets in either separate portfolios or in trust for the benefit of external reinsurers. These assets support the reserves assumed from these external reinsurers. We had pledged fixed maturity securities and commercial mortgage loans of $775.7 million and $18.2 million, respectively, as of December 31, 2016 and $724.1 million and $29.3 million, respectively, as of December 31, 2015 in connection with these reinsurance agreements. However, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle,

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level.

   Effective January 1, 2015, GLAIC recaptured certain term life insurance policies previously ceded to River Lake VIII. Subsequent to the recapture, GLAIC entered into a new coinsurance agreement with River Lake VIII to effectively cede the same term life insurance policies previously recaptured. River Lake VIII simultaneously entered into a monthly renewable term reinsurance agreement with SCOR Global Life USA Reinsurance Company to retrocede 90% of the mortality risk on the reinsurance policies assumed from GLAIC.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2016 and 2015, we had $1,739.4 million and $1,888.7 million, respectively, in retained assets that were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Service charges and expense allowance amounts are determined annually based upon policy charges subject to annual adjustments. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC. As of December 31, 2016 and 2015, we had a reinsurance recoverable of $6,001.1 million and $6,127.6 million, respectively, associated with UFLIC.

   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation, an indirect subsidiary of General Electric Company ("GE"), previously agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the NAIC. In connection with its announced realignment and reorganization of the business of General Electric Capital Corporation in December 2015, General Electric Capital Corporation merged with and into GE. As a result, GE is the successor obligor under the Capital Maintenance Agreement.

   The following table sets forth net life insurance in-force as of December 31:

 (Amounts in millions)                      2016         2015         2014
 ---------------------                  -----------  -----------  -----------
 Direct life insurance in-force........ $ 502,208.9  $ 524,686.6  $ 537,386.1
 Amounts assumed from other companies..   135,988.1    139,439.1    140,815.1
 Amounts ceded to other companies/(1)/.  (554,261.6)  (478,002.5)  (451,176.8)
                                        -----------  -----------  -----------
 Net life insurance in-force........... $  83,935.4  $ 186,123.2  $ 227,024.4
                                        ===========  ===========  ===========
 Percentage of amount assumed to net...       162.0%        74.9%        62.0%
                                        ===========  ===========  ===========

--------
/(1)/Includes amounts accounted for under the deposit method.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                              Written                       Earned
                                     -------------------------  -----------------------------
(Amounts in millions)                  2016     2015     2014       2016       2015     2014
---------------------                -------  -------  -------  -------      -------  -------
Direct.............................. $ 837.7  $ 882.9  $ 922.3  $ 838.6      $ 884.2  $ 924.3
Assumed.............................   156.5    156.7    156.7    156.6        156.7    156.7
Ceded...............................  (980.9)  (499.1)  (448.8)  (981.6)      (500.0)  (449.8)
                                     -------  -------  -------  -------      -------  -------
Net premiums........................ $  13.3  $ 540.5  $ 630.2  $  13.6      $ 540.9  $ 631.2
                                     =======  =======  =======  =======      =======  =======
Percentage of amount assumed to net.                                 NM/(1)/    29.0%    24.8%
                                                                =======      =======  =======

--------
/(1)/We define "NM" as not meaningful for percentages greater than 200%.

   See note 5 for a discussion on impact of new reinsurance treaty on ceded premiums.

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $996.2 million, $1,106.6 million and $1,228.2 million during 2016, 2015 and 2014, respectively.

(8) Insurance Reserves

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 Mortality/
                                                 morbidity  Interest rate
(Amounts in millions)                            assumption  assumption     2016     2015
---------------------                            ---------- ------------- -------- --------
Structured settlements with life contingencies..    /(1)/   1.00% - 8.00% $4,859.7 $4,939.7
Traditional life insurance contracts............    /(2)/   3.00% - 7.50%  2,455.8  2,582.6
Annuity contracts with life contingencies.......    /(1)/   1.00% - 8.00%  1,361.7  1,440.9
Accident and health insurance contracts.........    /(3)/   3.50% - 6.00%    114.0    121.5
Supplementary contracts with life contingencies.    /(1)/   1.00% - 8.00%     67.9     62.0
                                                                          -------- --------
   Total future policy benefits.................                          $8,859.1 $9,146.7
                                                                          ======== ========

--------
/(1)/Assumptions for limited-payment contracts come from either the U.S.
     Population Table, the 1983 Group Annuitant Mortality Table, the 1983 Individual Annuitant Mortality Table, the Annuity 2000 Mortality Table or the 2012 Individual Annuity Reserving Table.
/(2)/Principally modifications based on company experience of the Society of Actuaries 1965-70 or 1975-80 Select and Ultimate Tables, the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Tables, the 1980 Commissioner's Extended Term Table and (IA) Standard Table 1996 (modified).
/(3)/The 1958 and 1980 Commissioner's Standard Ordinary Tables, or the 2000
     U.S. Annuity Table.

   We regularly review our assumptions and perform loss recognition testing at least annually. In 2016, we performed our loss recognition testing and determined that we had a premium deficiency in our fixed immediate annuity products. The results of the test were primarily driven by the low interest rate environment in 2016. As a result, we wrote off the entire DAC balance for our fixed immediate annuity products of $5.7 million through

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

amortization and increased our future policy benefit reserves by $9.0 million. The 2015 tests did not result in a charge. The liability for future policy benefits for our acquired block of accident and health insurance contracts represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant and result in further increases in the related future policy benefit reserves for these products.

   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

    (Amounts in millions)                                 2016      2015
    ---------------------                               --------- ---------
    Annuity contracts.................................. $ 4,419.6 $ 4,456.8
    Structured settlements without life contingencies..     835.9     903.9
    FABNs, funding agreements and GICs.................       5.3       5.5
    Supplementary contracts without life contingencies.     465.2     491.9
    Variable universal life insurance contracts........      15.9      16.1
                                                        --------- ---------
       Total investment contracts......................   5,741.9   5,874.2
    Universal life insurance contracts.................   6,211.4   6,427.1
                                                        --------- ---------
       Total policyholder account balances............. $11,953.3 $12,301.3
                                                        ========= =========

   In 2016, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $202.2 million for our universal and term universal life insurance products, reflecting updated assumptions primarily for mortality experience in older age populations. In 2015, as part of our annual review of assumptions, we increased our liability for policyholder account balances by $121.6 million for our universal and term universal life insurance products, reflecting updated assumptions for persistency, long-term interest rates, mortality and other refinements.

   We are a member of the FHLB and held $15.0 million of common stock related to our membership as of December 31, 2016 and 2015 which was included in equity securities. We have a letter of credit with an FHLB which has not been drawn upon. The FHLB has been granted a lien on certain of our invested assets to collateralize our obligations; however, we maintain the ability to substitute these pledged assets for other qualified collateral, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. We did not have any outstanding funding agreements issued to the FHLB as of December 31, 2016 and 2015. We have one letter of credit of $28.2 million and three letters of credit of $582.8 million related to the FHLB as of December 31, 2016 and 2015, respectively, for the benefit of certain of our wholly-owned subsidiaries that have issued non-recourse funding obligations to collateralize the obligation to make future payments on their behalf under certain tax sharing agreements. These letters of credit were collateralized by fixed maturity securities with a fair value of $45.1 million and $622.9 million as of December 31, 2016 and 2015, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Certain Non-traditional Long-Duration Contracts

   The following table sets forth information about our variable annuity products with death and living benefit guarantees as of December 31:

(Dollar amounts in millions)                                                  2016     2015
----------------------------                                                -------- --------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value.......... $2,168.6 $2,301.5
   Net amount at risk...................................................... $    3.4 $    4.4
   Average attained age of contractholders.................................       73       73
   Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................. $2,297.8 $2,516.7
   Net amount at risk...................................................... $  154.1 $  178.4
   Average attained age of contractholders.................................       74       74
Account values with living benefit guarantees:
   GMWBs................................................................... $2,405.5 $2,700.1
   Guaranteed annuitization benefits....................................... $1,145.5 $1,147.6

   Variable annuity contracts may contain more than one death or living benefit; therefore, the amounts listed above are not mutually exclusive. Substantially all of our variable annuity contracts have some form of GMDB.

   As of December 31, 2016 and 2015, our total liability associated with variable annuity contracts with minimum guarantees was approximately
$5,135.6 million and $5,510.3 million, respectively. The liability, net of reinsurance, for our variable annuity contracts with GMDB and guaranteed annuitization benefits was $89.0 million and $71.3 million as of December 31, 2016 and 2015, respectively.

   The contracts underlying the lifetime benefits such as GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, or the protected value, is greater than the account value. As of December 31, 2016 and 2015, our exposure related to GMWB and guaranteed annuitization benefit contracts that were considered "in the money" was $663.4 million and $666.7 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is through lifetime withdrawals or lifetime income payments after annuitization.

   Account balances of variable annuity contracts with death or living benefit guarantees were invested in separate account investment options as follows as of December 31:

                    (Amounts in millions)    2016     2015
                    ---------------------  -------- --------
                     Balanced funds....... $2,780.4 $3,011.6
                     Equity funds.........  1,116.6  1,215.1
                     Bond funds...........    478.2    498.1
                     Money market funds...     80.1     77.3
                                           -------- --------
                        Total............. $4,455.3 $4,802.1
                                           ======== ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(9) Liability for Policy and Contract Claims

   The following table sets forth our recorded liability for policy and contract claims by business as of December 31:

      (Amounts in millions)                                  2016   2015
      ---------------------                                 ------ ------
      Life insurance....................................... $205.4 $191.3
      Fixed annuities......................................    8.4   12.2
      Accident and health insurance contracts..............   46.6   42.9
      Runoff...............................................    7.2    8.2
                                                            ------ ------
         Total liability for policy and contract claims.... $267.6 $254.6
                                                            ====== ======

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (Amounts in millions)                     2016     2015     2014
       ---------------------                   -------  -------  -------
       Beginning balance as of January 1...... $ 254.6  $ 245.8  $ 247.6
       Less reinsurance recoverables..........  (127.3)  (112.4)  (125.7)
                                               -------  -------  -------
          Net balance as of January 1.........   127.3    133.4    121.9
                                               -------  -------  -------
       Incurred related to insured events of:
          Current year........................   703.6    810.8    888.3
          Prior years.........................    16.9      8.4     14.9
                                               -------  -------  -------
              Total incurred..................   720.5    819.2    903.2
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (663.0)  (736.8)  (796.5)
          Prior years.........................   (72.3)   (88.5)   (95.2)
                                               -------  -------  -------
              Total paid......................  (735.3)  (825.3)  (891.7)
                                               -------  -------  -------
          Net balance as of December 31.......   112.5    127.3    133.4
       Add reinsurance recoverables...........   155.1    127.3    112.4
                                               -------  -------  -------
       Ending balance as of December 31....... $ 267.6  $ 254.6  $ 245.8
                                               =======  =======  =======

   The liability for policy and contract claims represents our current best estimate; however, there may be future adjustments to this estimate and related assumptions. Such adjustments, reflecting any variety of new and adverse trends, could possibly be significant, and result in increases in reserves by an amount that could be material to our results of operations and financial condition and liquidity.

2016

   For 2016, the increase in the ending liability for policy and contract claims was primarily related to our life insurance business largely driven by higher frequency and severity of claims in 2016.

   In 2016, the incurred amount of $16.9 million related to insured events of prior years increased predominantly related to our life insurance business from higher claim severity in 2016.

2015

   For 2015, the increase in the ending liability for policy and contract claims was primarily related to our life insurance business largely driven by higher frequency and severity of claims in 2015.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   In 2015, the incurred amount of $8.4 million related to insured events of prior years increased predominantly related to our life insurance business from higher claim severity and as a result of refinements to our estimated claim reserves in 2015. Additionally, we strengthened prior year reserves as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods.

2014

   For 2014, the increase in incurred losses was primarily related to our life insurance business largely driven by unfavorable mortality in 2014 compared to favorable mortality in 2013.

   In 2014, we strengthened prior year reserves by $14.9 million as a result of changes in estimates related to prior year insured events and the development of information and trends not previously known when establishing the reserves in prior periods. Of this amount, we increased prior year claim reserves related to our life insurance products by $12.0 million from $178.1 million as of December 31, 2013 primarily due to unfavorable mortality and as a result of refinements to our estimated claim reserves. For our other businesses, the remaining unfavorable development of $2.9 million related to refinements on both reported and unreported insured events occurring in the prior year that were not significant.

(10) Non-Recourse Funding Obligations

   The following table sets forth the non-recourse funding obligations (surplus notes) of our wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

                (Amounts in millions)
                ---------------------
                Issuance                        2016     2015
                --------                       ------  --------
                River Lake I, due 2033/(1)/... $   --  $  600.0
                River Lake I, due 2033/(2)/...     --     404.6
                River Lake II, due 2035/(1)/..     --     300.0
                River Lake II, due 2035/(2)/..     --     494.8
                Rivermont I, due 2050/(1)/....  315.0     315.0
                                               ------  --------
                   Subtotal...................  315.0   2,114.4
                   Deferred borrowing charges.   (4.6)    (16.2)
                                               ------  --------
                   Total...................... $310.4  $2,098.2
                                               ======  ========

--------
/(1)/Accrual of interest based on one-month London Interbank Offered Rate
     ("LIBOR") that resets every 28 days plus a fixed margin.
/(2)/Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

   These surplus notes bear a floating rate of interest and have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. Genworth Holdings provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), Genworth Holdings may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

and the third-party insurer for certain limited costs related to the issuance of these obligations, which is accounted for as a derivative. As of December 31, 2016 and 2015, the fair value of this derivative was $0.5 million and $3.8 million, respectively.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   During 2016, in connection with a life block transaction, River Lake I redeemed $1,004.6 million of its outstanding floating rate subordinated notes due in 2033 and River Lake II redeemed $794.8 million of its outstanding floating rate subordinated notes due in 2035 for a pre-tax loss of approximately $9.0 million from the write-off of deferred borrowing costs.

   During 2015, River Lake I repaid $30.6 million of its total outstanding floating rate subordinated notes due in 2033 and River Lake II repaid
$36.8 million of its total outstanding floating rate subordinated notes due in 2035.

   The weighted-average interest rates on the non-recourse funding obligations as of December 31, 2016 and 2015 were 2.8% and 1.8%, respectively.

(11) Income Taxes

   The total provision (benefit) for income taxes was as follows for the years ended December 31:

    (Amounts in millions)                            2016     2015    2014
    ---------------------                          -------  -------  ------
    Current federal income taxes.................. $ 121.9  $ (23.9) $ 31.7
    Deferred federal income taxes.................  (157.2)  (184.2)  (20.9)
                                                   -------  -------  ------
       Total federal income taxes.................   (35.3)  (208.1)   10.8
                                                   -------  -------  ------
    Current state income taxes....................    (0.1)    (1.2)    1.5
    Deferred state income taxes...................     0.8     (1.9)   (0.8)
                                                   -------  -------  ------
       Total state income taxes...................     0.7     (3.1)    0.7
                                                   -------  -------  ------
       Total provision (benefit) for income taxes. $ (34.6) $(211.2) $ 11.5
                                                   =======  =======  ======

   As of December 31, 2016 and 2015, the current federal income tax receivable was $15.8 million and $5.0 million, respectively, and was included in other assets in the consolidated balance sheets. As of December 31, 2016 and 2015, the current state income tax payable was $0.1 million and $0.2 million, respectively, and was included in other liabilities in the consolidated balance sheets.

   In 2016, we recorded $36.1 million in retained earnings as a deemed dividend related to a reimbursement of amounts primarily related to liabilities for tax contingency reserves previously assumed and paid by Genworth North America Corporation ("GNA"), our indirect parent, under our Tax Assumption Agreement. In 2014, we identified adjustments to liabilities related to tax contingency reserves by GNA that increased our additional paid-in capital by $1.4 million. In 2016 and 2015, there were no adjustments to liabilities related to tax contingency reserves.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The reconciliation of the federal statutory tax rate to the effective income tax rate was as follows for the years ended December 31:

(Amounts in millions)                                            2016           2015            2014
---------------------                                       -------------  -------------  --------------
Pre-tax loss before equity in net income of unconsolidated
  subsidiary............................................... $(113.2)       $(577.4)       $(204.5)
                                                            =======        =======        =======
Statutory U.S. federal income tax rate..................... $ (39.6) 35.0% $(202.1) 35.0% $ (71.6)  35.0%
Increase (reduction) in rate resulting from:
   State income tax, net of federal income tax effect......     0.5  (0.4)    (2.0)  0.3      0.5   (0.2)
   Write-off of deferred taxes.............................     9.0  (8.0)     1.2  (0.2)    (7.1)   3.5
   Benefit on tax favored investments......................    (7.6)  6.7    (10.8)  1.9    (16.9)   8.2
   Non-deductible goodwill.................................      --    --       --    --    106.4  (52.0)
   Valuation allowance.....................................     2.9  (2.6)    (1.2)  0.2       --     --
   Other, net..............................................     0.2  (0.2)     3.7  (0.6)     0.2    0.1
                                                            -------  ----  -------  ----  -------  -----
Effective rate............................................. $ (34.6) 30.6% $(211.2) 36.6% $  11.5   (5.4)%
                                                            =======  ====  =======  ====  =======  =====

   For the year ended December 31, 2016, the decrease in the effective tax rate was primarily attributable to the write-off of unsupported tax balances and a valuation allowance on foreign tax credits that we no longer expect to realize. This decrease was partially offset by the effect of tax favored investment benefits on a lower pre-tax loss in 2016 compared to 2015. For the year ended December 31, 2015, the increase in the effective tax rate was primarily attributable to an impairment of non-deductible goodwill in 2014 that did not recur.

   The components of the net deferred income tax liability were as follows as of December 31:

      (Amounts in millions)                              2016     2015
      ---------------------                             ------  --------
      Assets:
         Accrued expenses.............................. $ 11.5  $    8.6
         Net operating loss carryforwards..............   12.3     437.1
         Foreign tax credit carryforwards..............    2.1       5.0
         State income taxes............................    7.8       8.6
         Other.........................................     --       7.0
                                                        ------  --------
             Gross deferred income tax assets..........   33.7     466.3
             Valuation allowance.......................  (15.2)    (12.3)
                                                        ------  --------
             Total deferred income tax assets..........   18.5     454.0
                                                        ------  --------
      Liabilities:
         Investments...................................    8.8       3.5
         Insurance reserves............................  203.7     720.6
         Net unrealized gains on investment securities.   89.6      63.5
         PVFP..........................................   82.9      76.3
         DAC...........................................  526.0     584.5
         Other.........................................   10.3       6.6
                                                        ------  --------
             Total deferred income tax liabilities.....  921.3   1,455.0
                                                        ------  --------
             Net deferred income tax liability......... $902.8  $1,001.0
                                                        ======  ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The above valuation allowance of $15.2 million and $12.3 million as of December 31, 2016 and 2015, respectively, related to a specific federal separate tax return net operating loss, foreign tax credits that we no longer expect to realize and other deferred tax assets. The increase in the valuation allowance related primarily to judgments regarding the future realization of deferred tax assets. Based on our analysis, we believe it is more likely than not that the results of future operations will generate sufficient taxable income to enable us to realize the deferred tax assets for which we have not established valuation allowances.

   Net operating loss carryforwards amounted to $35.2 million as of December 31, 2016, and if unused, will expire beginning in 2021. Foreign tax credit carryforwards amounted to $2.1 million as of December 31, 2016, and if unused will begin to expire in 2021.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows as of December 31:

       (Amounts in millions)                          2016   2015   2014
       ---------------------                         -----  -----  -----
       Balance as of January 1...................... $ 7.1  $ 9.6  $ 9.8
       Tax positions related to the current period:
          Gross additions...........................    --    0.8    1.8
          Gross reductions..........................  (1.7)  (1.6)    --
       Tax positions related to the prior years:
          Gross reductions..........................    --   (1.7)  (2.0)
                                                     -----  -----  -----
       Balance as of December 31.................... $ 5.4  $ 7.1  $ 9.6
                                                     =====  =====  =====

   The total amount of unrecognized tax benefits was $5.4 million as of December 31, 2016, of which $3.8 million, if recognized, would affect the effective rate on operations. We believe that it is reasonably possible that the liability related to the federal tax loss contingency may change approximately $0.7 million within the next 12 months.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended
December 31, 2016, 2015 and 2014, we did not recognize any interest and penalties. We had no interest and penalties accrued as of December 31, 2016 and 2015.

   For tax years prior to 2011, we filed U.S. federal income tax returns (included in GLIC's consolidated life returns) and various state and local tax returns. For tax years beginning in 2011, we were included in the life/non-life consolidated return filed by Genworth, our ultimate parent. With possible exceptions, we are no longer subject to U.S. federal tax examinations for years up through 2012. Any exposure with respect to these pre-2013 years has been sufficiently recorded in the financial statements. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations.

(12) Supplemental Cash Flow Information

   Net cash (paid) received for taxes was $(132.7) million, $(48.5) million and $18.5 million for the years ended December 31, 2016, 2015 and 2014, respectively. Cash paid for interest primarily related to our non-recourse funding obligations of $54.5 million, $81.2 million and $80.0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   For a discussion of capital contributions and related transactions, see notes 11 and 16. For information regarding non-cash transactions related to reinsurance transactions with related parties, see note 7.

   The following table details our non-cash transactions for the years ended December 31:

(Amounts in millions)                                                  2016 2015  2014
---------------------                                                  ---- ---- -----
Supplemental schedule of non-cash investing and financing activities:
   Tax contingencies and other tax related items...................... $--  $0.9 $(1.5)
                                                                       ---  ---- -----
   Total non-cash transactions........................................ $--  $0.9 $(1.5)
                                                                       ===  ==== =====

(13) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated
$103.4 million, $150.3 million and $141.1 million for the years ended
December 31, 2016, 2015 and 2014, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $25.2 million, $28.2 million and $35.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

   We pay Genworth, our ultimate parent, for investment-related services. We paid $14.9 million, $15.9 million and $16.1 million to Genworth in 2016, 2015 and 2014, respectively, for investment-related services. We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the years ended December 31, 2016, 2015 and 2014, we incurred no interest expense under this agreement. For the years ended December 31, 2016, 2015 and 2014, we paid interest at the cost of funds to GNA, which was 0.3% for each year. In addition, as of December 31, 2016 and 2015, there were no borrowings under this agreement. Genworth Holdings owed us $0.5 million as of December 31, 2016 and 2015, which was included in other assets in the consolidated balance sheet for each year. GNA also owed us $9.3 million and $6.8 million as of December 31, 2016 and 2015, respectively, which was also included in other assets in the consolidated balance sheet. Amounts recognized as interest income related to these intercompany loans during 2016 and 2015 were not significant.

   Additionally, we sell investment securities to affiliates in the normal course of business. The sale of securities to affiliates are recorded at fair value with gains recorded in additional paid-in capital as a deemed capital contribution and losses recorded in retained earnings as a deemed dividend. For the years ended December 31, 2016 and 2015, we recorded $0.5 million and $24.5 million, respectively, in retained earnings related to losses associated with the sale of securities to affiliates. For the year ended December 31, 2014, we did not sell any securities to affiliates.

   Newco, our direct wholly-owned subsidiary, is a real estate company which owns several buildings and land in Virginia. During 2016 and 2015, Newco leased buildings to affiliates and we recognized $4.5 million and $4.4 million, respectively, in rental income related to these lease arrangements.

   See note 7 for additional information related to reinsurance transactions with related parties.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


(14) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value. Such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative instruments. Other financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates. Given the limited availability of data related to transactions for similar instruments, we typically classify these loans as Level 3.

   Other invested assets. Primarily represents short-term investments and limited partnerships accounted for under the cost method. The fair value of short-term investments typically does not include significant unobservable inputs and approximate our amortized cost basis. As a result, short-term investments are classified as Level 2. Limited partnerships are valued based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the underlying instrument. Cost method limited partnerships typically include significant unobservable inputs as a result of being relatively illiquid with limited market activity for similar instruments and are classified as Level 3.

   Non-recourse funding obligations. We use an internal model to determine fair value using the current floating rate coupon and expected life/final maturity of the instrument discounted using the floating rate index and current market spread assumption, which is estimated based on recent transactions for these instruments or similar instruments as well as other market information or broker provided data. Given these instruments are private and very little market activity exists, our current market spread assumption is considered to have significant unobservable inputs in calculating fair value and, therefore, results in the fair value of these instruments being classified as Level 3.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products. Given the significant unobservable inputs associated with policyholder behavior and current market rate assumptions used to discount the expected future cash flows, we classify these instruments as Level 3 except for certain funding agreement-backed notes that are traded in the marketplace as a security and are classified as Level 2.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following represents our estimated fair value of financial assets and liabilities that are not required to be carried at fair value as of December 31:

                                                                      2016
                     -                       ------------------------------------------------------
                                                                             Fair value
                                             Notional    Carrying ---------------------------------
(Amounts in millions)                         amount      amount   Total   Level 1 Level 2 Level 3
---------------------                        --------    -------- -------- ------- ------- --------
Assets:
   Commercial mortgage loans................   $ /(1)/   $1,623.1 $1,654.3   $--    $ --   $1,654.3
   Other invested assets....................     /(1)/       17.1     19.5    --     8.5       11.0
Liabilities:
   Non-recourse funding obligations/(2)/....     /(1)/      310.4    185.7    --      --      185.7
   Investment contracts.....................     /(1)/    5,741.9  6,033.7    --     5.1    6,028.6
Other firm commitments:
   Commitments to fund limited partnerships.    6.0            --       --    --      --         --
   Ordinary course of business lending
     commitments............................   35.0            --       --    --      --         --

                                                                       2015
                                             --------------------------------------------------------
                                                                               Fair value
                                             Notional     Carrying  ---------------------------------
(Amounts in millions)                         amount       amount    Total   Level 1 Level 2 Level 3
---------------------                        --------    --------   -------- ------- ------- --------
Assets:
   Commercial mortgage loans................   $ /(1)/   $1,675.3   $1,751.2   $--    $  --  $1,751.2
   Other invested assets....................     /(1)/       20.3//     21.5    --     10.3      11.2
Liabilities:
   Non-recourse funding obligations/(2)/....     /(1)/    2,098.2//  1,532.6    --       --   1,532.6
   Investment contracts.....................     /(1)/    5,874.2//  6,250.1    --      5.2   6,244.9
Other firm commitments:
   Commitments to fund limited partnerships.   13.2            --         --    --       --        --
   Ordinary course of business lending
     commitments............................    8.7            --         --    --       --        --

--------
/(1)/These financial instruments do not have notional amounts.
/(2)/See note 10 for additional information related to borrowings.

   Recurring Fair Value Measurements

   We have fixed maturity, equity and trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

   Fixed maturity, equity and trading securities

   The fair value of fixed maturity, equity and trading securities are estimated primarily based on information derived from third-party pricing services ("pricing services"), internal models and/or third-party broker provided prices ("broker quotes"), which use a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information. In general, a market approach is utilized if there is readily available and relevant market activity for an individual security. In certain cases where market information is not available for a specific security but is available for similar securities, a

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

security is valued using that market information for similar securities, which is also a market approach. When market information is not available for a specific security or is available but such information is less relevant or reliable, an income approach or a combination of a market and income approach is utilized. For securities with optionality, such as call or prepayment features (including mortgage-backed or asset-backed securities), an income approach may be used. In addition, a combination of the results from market and income approaches may be used to estimate fair value. These valuation techniques may change from period to period, based on the relevance and availability of market data.

   We utilize certain third-party data providers when determining fair value. We consider information obtained from pricing services as well as broker quotes in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by pricing services and broker quotes to be of high quality, management determines the fair value of our investment securities after considering all relevant and available information. We also use various methods to obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received, including an understanding of the assumptions and inputs utilized to determine the appropriate fair value. For pricing services, we analyze the prices provided by our primary pricing services to other readily available pricing services and perform a detailed review of the assumptions and inputs from each pricing service to determine the appropriate fair value when pricing differences exceed certain thresholds. We evaluate changes in fair value that are greater than certain pre-defined thresholds each month to further aid in our review of the accuracy of fair value measurements and our understanding of changes in fair value, with more detailed reviews performed by the asset managers responsible for the related asset class associated with the security being reviewed. A pricing committee provides additional oversight and guidance in the evaluation and review of the pricing methodologies used to value our investment portfolio.

   In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote for public or private fixed maturity securities. In certain instances, we utilize price caps for broker quoted securities where the estimated market yield results in a valuation that may exceed the amount that we believe would be received in a market transaction. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quotes valuation is available, we determine fair value using internal models.

   For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. Additionally, on a monthly basis we review a sample of securities, examining the pricing service's assumptions to determine if we agree with the service's derived price. When available, we also evaluate the prices sampled as compared to other public prices. If a variance greater than a pre-defined threshold is noted, additional review of the price is executed to ensure accuracy. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs, which would result in the valuation being classified as Level 3.

   For private fixed maturity securities, we utilize an income approach where we obtain public bond spreads and utilize those in an internal model to determine fair value. Other inputs to the model include rating and

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

weighted-average life, as well as sector which is used to assign the spread. We then add an additional premium, which represents an unobservable input, to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. We utilize price caps for securities where the estimated market yield results in a valuation that may exceed the amount that would be received in a market transaction and value all private fixed maturity securities at par that have less than 12 months to maturity. When a security does not have an external rating, we assign the security an internal rating to determine the appropriate public bond spread that should be utilized in the valuation. To evaluate the reasonableness of the internal model, we review a sample of private fixed maturity securities each month. In that review we compare the modeled prices to the prices of similar public securities in conjunction with analysis on current market indicators. If a pricing variance greater than a pre-defined threshold is noted, additional review of the price is executed to ensure accuracy. At the end of each month, all internally modeled prices are compared to the prior month prices with an evaluation of all securities with a month-over-month change greater than a pre-defined threshold. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds, any price caps utilized, liquidity premiums applied, and whether external ratings are available for our private placements to determine whether the spreads utilized would be considered observable inputs. We classify private securities without an external rating and public bond spread as Level 3. In general, increases (decreases) in credit spreads will decrease (increase) the fair value for our fixed maturity securities.

   For broker quotes, we consider the valuation methodology utilized by the third party and analyze a sample each month to assess reasonableness given then-current market conditions. Additionally, for broker quotes on certain structured securities, we validate prices received against other publicly available pricing sources. Broker quotes are typically based on an income approach given the lack of available market data. As the valuation typically includes significant unobservable inputs, we classify the securities where fair value is based on our consideration of broker quotes as Level 3 measurements.

   For remaining securities priced using internal models, we determine fair value using an income approach. We analyze a sample each month to assess reasonableness given then-current market conditions. We maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

   A summary of the inputs used for our fixed maturity, equity and trading securities based on the level in which instruments are classified is included below. We have combined certain classes of instruments together as the nature of the inputs is similar.

Level 1 measurements

   Equity securities. The primary inputs to the valuation of exchange-traded equity securities include quoted prices for the identical instrument.

   Separate account assets

   The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


Level 2 measurements

   Fixed maturity securities

  . Third-party pricing services: In estimating the fair value of fixed maturity securities, approximately 88.1% of our portfolio is priced using third-party pricing sources. These pricing services utilize industry-standard valuation techniques that include market-based approaches, income-based approaches, a combination of market-based and income-based approaches or other proprietary, internally generated models as part of the valuation processes. These third-party pricing vendors maximize the use of publicly available data inputs to generate valuations for each asset class. Priority and type of inputs used may change frequently as certain inputs may be more direct drivers of valuation at the time of pricing. Examples of significant inputs incorporated by third-party pricing services may include sector and issuer spreads, seasoning, capital structure, security optionality, collateral data, prepayment assumptions, default assumptions, delinquencies, debt covenants, benchmark yields, trade data, dealer quotes, credit ratings, maturity and weighted-average life. We conduct regular meetings with our third-party pricing services for the purpose of understanding the methodologies, techniques and inputs used by the third-party pricing providers.

   The following table presents a summary of the significant inputs used by our third-party pricing services for certain fair value measurements of fixed maturity securities that are classified as Level 2 as of December 31, 2016:

(Amounts in millions)                  Fair value          Primary methodologies                   Significant inputs
---------------------                  ----------  -------------------------------------  -------------------------------------
                                                                                          Bid side prices, trade prices, Option
                                                                                          Adjusted Spread ("OAS") to swap
                                                                                          curve, Bond Market Association
                                                                                          ("BMA") OAS, Treasury Curve, Agency
U.S. government, agencies and                      Price quotes from trading desk,        Bullet Curve, maturity to issuer
 government-sponsored enterprises.....   $954.7    broker feeds                           spread
--------------------------------------------------------------------------------------------------------------------------------
                                                   Multi-dimensional attribute-based      Trade prices, material event notices,
                                                   modeling systems, third-party pricing  Municipal Market Data benchmark
State and political subdivisions......   $624.0    vendors                                yields, broker quotes
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Benchmark yields, trade prices,
                                                                                          broker quotes, comparative
                                                                                          transactions, issuer spreads,
                                                   Matrix pricing, spread priced to       bid-offer spread, market research
                                                   benchmark curves, price quotes from    publications, third-party pricing
Non-U.S. government...................   $158.4    market makers                          sources
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Bid side prices to Treasury Curve,
                                                                                          Issuer Curve, which includes sector,
                                                                                          quality, duration, OAS percentage and
                                                   Multi-dimensional attribute-based      change for spread matrix, trade
                                                   modeling systems, broker quotes,       prices, comparative transactions,
                                                   price quotes from market makers,       Trade Reporting and Compliance Engine
U.S. corporate........................ $4,908.9    internal models, OAS-based models      ("TRACE") reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Benchmark yields, trade prices,
                                                                                          broker quotes, comparative
                                                                                          transactions, issuer spreads,
                                                   Multi-dimensional attribute-based      bid-offer spread, market research
                                                   modeling systems, OAS-based models,    publications, third-party pricing
Non-U.S. corporate.................... $1,512.5    price quotes from market makers        sources
--------------------------------------------------------------------------------------------------------------------------------

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

(Amounts in millions)                  Fair value          Primary methodologies                   Significant inputs
---------------------                  ----------  -------------------------------------  -------------------------------------
                                                                                          Prepayment and default assumptions,
                                                                                          aggregation of bonds with similar
                                                                                          characteristics, including collateral
                                                                                          type, vintage, tranche type,
                                                                                          weighted-average life,
                                                   OAS-based models, To Be Announced      weighted-average loan age, issuer
                                                   pricing models, single factor          program and delinquency ratio, pay up
Residential mortgage-backed........... $1,263.2    binomial models, internally priced     and pay down factors, TRACE reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Credit risk, interest rate risk,
                                                                                          prepayment speeds, new issue data,
                                                                                          collateral performance, origination
                                                                                          year, tranche type, original credit
                                                   Multi-dimensional attribute-based      ratings, weighted-average life, cash
                                                   modeling systems, pricing matrix,      flows, spreads derived from broker
                                                   spread matrix priced to swap curves,   quotes, bid side prices, spreads to
                                                   Trepp commercial mortgage-backed       daily updated swaps curves, TRACE
Commercial mortgage-backed............   $815.6    securities analytics model             reports
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          Spreads to daily updated swaps
                                                                                          curves, spreads derived from trade
                                                                                          prices and broker quotes, bid side
                                                                                          prices, new issue data, collateral
                                                                                          performance, analysis of prepayment
                                                   Multi-dimensional attribute-based      speeds, cash flows, collateral loss
                                                   modeling systems, spread matrix        analytics, historical issue analysis,
                                                   priced to swap curves, price quotes    trade data from market makers, TRACE
Other asset-backed....................   $699.2    from market makers, internal models    reports
--------------------------------------------------------------------------------------------------------------------------------

  . Internal models: A portion of our non-U.S. government, U.S. corporate and non-U.S. corporate securities are valued using internal models. The fair value of these fixed maturity securities were $10.6 million, $220.2 million and $88.2 million, respectively, as of December 31, 2016. Internally modeled securities are primarily private fixed maturity securities where we use market observable inputs such as an interest rate yield curve, published credit spreads for similar securities based on the external ratings of the instrument and related industry sector of the issuer. Additionally, we may apply certain price caps and liquidity premiums in the valuation of private fixed maturity securities. Price caps and liquidity premiums are established using inputs from market participants.

   Equity securities. The primary inputs to the valuation include quoted prices for identical assets, or similar assets in markets that are not active.

   Securities lending collateral

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. We determine fair value after considering prices obtained by third-party pricing services.

Level 3 measurements

   Fixed maturity securities

  . Internal models: A portion of our U.S. corporate, non-U.S. corporate and residential mortgage-backed securities are valued using internal models. The primary inputs to the valuation of the bond population

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

      include quoted prices for identical assets, or similar assets in markets that are not active, contractual cash flows, duration, call provisions, issuer rating, benchmark yields and credit spreads. Certain private fixed maturity securities are valued using an internal model using market observable inputs such as interest rate yield curve, as well as published credit spreads for similar securities where there are no external ratings of the instrument and include a significant unobservable input. Additionally, we may apply certain price caps and liquidity premiums in the valuation of private fixed maturity securities. Price caps are established using inputs from market participants. For structured securities, the primary inputs to the valuation include quoted prices for identical assets, or similar assets in markets that are not active, contractual cash flows, weighted-average coupon, weighted-average maturity, issuer rating, structure of the security, expected prepayment speeds and volumes, collateral type, current and forecasted loss severity, average delinquency rates, vintage of the loans, geographic region, debt service coverage ratios, payment priority with the tranche, benchmark yields and credit spreads. The fair value of our Level 3 fixed maturity securities priced using internal models was $957.5 million as of December 31, 2016.

  . Broker quotes: A portion of our U.S. corporate, non-U.S. corporate, residential mortgage-backed, commercial mortgage-backed and other asset-backed securities are valued using broker quotes. Broker quotes are obtained from third-party providers that have current market knowledge to provide a reasonable price for securities not routinely priced by third-party pricing services. Brokers utilized for valuation of assets are reviewed annually. The fair value of our Level 3 fixed maturity securities priced by broker quotes was $196.7 million as of December 31, 2016.

   Equity securities. The primary inputs to the valuation include broker quotes where the underlying inputs are unobservable and for internal models, structure of the security and issuer rating.

   GMWB embedded derivatives

   We are required to bifurcate an embedded derivative for certain features associated with annuity products and related reinsurance agreements where we provide a GMWB to the policyholder and are required to record the GMWB embedded derivative at fair value. The valuation of our GMWB embedded derivative is based on an income approach that incorporates inputs such as forward interest rates, equity index volatility, equity index and fund correlation, and policyholder assumptions such as utilization, lapse and mortality. In addition to these inputs, we also consider risk and expense margins when determining the projected cash flows that would be determined by another market participant. While the risk and expense margins are considered in determining fair value, these inputs do not have a significant impact on the valuation. We determine fair value using an internal model based on the various inputs noted above. The resulting fair value measurement from the model is reviewed by the product actuarial, risk and finance professionals each reporting period with changes in fair value also being compared to changes in derivatives and other instruments used to mitigate changes in fair value from certain market risks, such as equity index volatility and interest rates.

   For GMWB liabilities, non-performance risk is integrated into the discount rate. Our discount rate used to determine fair value of our GMWB liabilities includes market credit spreads above U.S. Treasury rates to reflect an adjustment for the non-performance risk of the GMWB liabilities. As of December 31, 2016 and 2015, the impact of non-performance risk resulted in a lower fair value of our GMWB liabilities of $62.1 million and $67.8 million, respectively.

   To determine the appropriate discount rate to reflect the non-performance risk of the GMWB liabilities, we evaluate the non-performance risk in our liabilities based on a hypothetical exit market transaction as there is no

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

exit market for these types of liabilities. A hypothetical exit market can be viewed as a hypothetical transfer of the liability to another similarly rated insurance company which would closely resemble a reinsurance transaction. Another hypothetical exit market transaction can be viewed as a hypothetical transaction from the perspective of the GMWB policyholder. In determining the appropriate discount rate to incorporate non-performance risk of the GMWB liabilities, we also considered the impacts of state guarantees embedded in the related insurance product as a form of inseparable third-party guarantee. We believe that a hypothetical exit market participant would use a similar discount rate as described above to value the liabilities.

   For equity index volatility, we determine the projected equity market volatility using both historical volatility and projected equity market volatility with more significance being placed on projected near-term volatility and recent historical data. Given the different attributes and market characteristics of GMWB liabilities compared to equity index options in the derivative market, the equity index volatility assumption for GMWB liabilities may be different from the volatility assumption for equity index options, especially for the longer dated points on the curve.

   Equity index and fund correlations are determined based on historical price observations for the fund and equity index.

   For policyholder assumptions, we use our expected lapse, mortality and utilization assumptions and update these assumptions for our actual experience, as necessary. For our lapse assumption, we adjust our base lapse assumption by policy based on a combination of the policyholder's current account value and GMWB benefit.

   We classify the GMWB valuation as Level 3 based on having significant unobservable inputs, with equity index volatility and non-performance risk being considered the more significant unobservable inputs. As equity index volatility increases, the fair value of the GMWB liabilities will increase. Any increase in non-performance risk would increase the discount rate and would decrease the fair value of the GMWB liability. Additionally, we consider lapse and utilization assumptions to be significant unobservable inputs. An increase in our lapse assumption would decrease the fair value of the GMWB liability, whereas an increase in our utilization rate would increase the fair value.

   Fixed index annuity embedded derivatives

   We have fixed indexed annuity products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

   Indexed universal life embedded derivatives

   We have indexed universal life products where interest is credited to the policyholder's account balance based on equity index changes. This feature is required to be bifurcated as an embedded derivative and recorded

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

at fair value. Fair value is determined using an income approach where the present value of the excess cash flows above the guaranteed cash flows is used to determine the value attributed to the equity index feature. The inputs used in determining the fair value include policyholder behavior (lapses and withdrawals), near-term equity index volatility, expected future interest credited, forward interest rates and an adjustment to the discount rate to incorporate non-performance risk and risk margins. As a result of our assumptions for policyholder behavior and expected future interest credited being considered significant unobservable inputs, we classify these instruments as Level 3. As lapses and withdrawals increase, the value of our embedded derivative liability will decrease. As expected future interest credited decreases, the value of our embedded derivative liability will decrease.

Derivatives

   We consider counterparty collateral arrangements and rights of set-off when evaluating our net credit risk exposure to our derivative counterparties. Accordingly, we are permitted to include consideration of these arrangements when determining whether any incremental adjustment should be made for both the counterparty's and our non-performance risk in measuring fair value for our derivative instruments. As a result of these counterparty arrangements, we determined that any adjustment for credit risk would not be material and we have not recorded any incremental adjustment for our non-performance risk or the non-performance risk of the derivative counterparty for our derivative assets or liabilities. We determine fair value for our derivatives using an income approach with internal models based on relevant market inputs for each derivative instrument. We also compare the fair value determined using our internal model to the valuations provided by our derivative counterparties with any significant differences or changes in valuation being evaluated further by our derivatives professionals that are familiar with the instrument and market inputs used in the valuation.

   Interest rate swaps. The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2. For certain interest rate swaps, the inputs into the valuation also include the total returns of certain bonds that would primarily be considered an observable input and result in the derivative being classified as Level 2. For certain other swaps, there are features that provide an option to the counterparty to terminate the swap at specified dates. The interest rate volatility input used to value these options would be considered a significant unobservable input and results in the fair value measurement of the derivative being classified as Level 3. These options to terminate the swap by the counterparty are based on forward interest rate swap curves and volatility. As interest rate volatility increases, our valuation of the derivative changes unfavorably.

   Credit default swaps. We have single name credit default swaps. We utilize an income approach to determine fair value based on using current market information for the credit spreads of the reference entity, which is considered observable inputs based on the reference entities of our derivatives and results in these derivatives being classified as Level 2.

   Equity index options. We have equity index options associated with various equity indices. The valuation of equity index options is determined using an income approach. The primary inputs into the valuation represent forward interest rate volatility and time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3. As equity index volatility increases, our valuation of these options changes favorably.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Financial futures. The fair value of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1. The period end valuation is zero as a result of settling the margins on these contracts on a daily basis.

   Equity return swaps. The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

   Limited guarantee. The valuation of the limited guarantee is determined using an income approach. The primary inputs into the valuation represent policyholder behavior, such as lapses and mortality, and future interest rates to project future results to determine the scenarios when the limited guarantee payments, if any, would be required using probability weighted scenarios. As a result of the significant unobservable inputs associated with the assumptions used to project future results, the limited guarantee is classified as Level 3. Genworth Holdings, Inc. provides a limited guarantee to Rivermont I, our wholly-owned subsidiary, whereby Rivermont I is guaranteed to receive a prescribed rate of return on its modified coinsurance agreement assets held by GLAIC. This limited guarantee is accounted for as a derivative that does not qualify for hedge accounting and is carried at fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables set forth our assets by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                                       2016
                                                                       -------------------------------------
(Amounts in millions)                                                    Total   Level 1   Level 2  Level 3
---------------------                                                  --------- -------- --------- --------
Assets
    Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-sponsored
           enterprises................................................ $   954.7 $     -- $   954.7 $     --
          State and political subdivisions............................     624.0       --     624.0       --
          Non-U.S. government.........................................     169.0       --     169.0       --
          U.S. corporate:
             Utilities................................................   1,067.6       --     822.4    245.2
             Energy...................................................     614.9       --     562.8     52.1
             Finance and insurance....................................   1,167.0       --     985.4    181.6
             Consumer--non-cyclical...................................     885.9       --     857.2     28.7
             Technology and communications............................     528.5       --     528.5       --
             Industrial...............................................     245.7       --     245.7       --
             Capital goods............................................     534.8       --     503.3     31.5
             Consumer--cyclical.......................................     339.3       --     270.2     69.1
             Transportation...........................................     321.6       --     263.3     58.3
             Other....................................................     163.1       --      90.3     72.8
                                                                       --------- -------- --------- --------
             Total U.S. corporate.....................................   5,868.4       --   5,129.1    739.3
                                                                       --------- -------- --------- --------
          Non-U.S. corporate:
             Utilities................................................     123.3       --      41.6     81.7
             Energy...................................................     246.7       --     193.8     52.9
             Finance and insurance....................................     399.5       --     354.6     44.9
             Consumer--non-cyclical...................................     133.6       --      88.3     45.3
             Technology and communications............................     188.9       --     176.4     12.5
             Industrial...............................................     189.8       --     173.5     16.3
             Capital goods............................................     118.3       --      69.3     49.0
             Consumer--cyclical.......................................      45.3       --      40.6      4.7
             Transportation...........................................     144.5       --     107.1     37.4
             Other....................................................     359.1       --     355.5      3.6
                                                                       --------- -------- --------- --------
             Total non-U.S. corporate.................................   1,949.0       --   1,600.7    348.3
                                                                       --------- -------- --------- --------
          Residential mortgage-backed.................................   1,267.3       --   1,263.2      4.1
          Commercial mortgage-backed..................................     825.2       --     815.6      9.6
          Other asset-backed..........................................     752.1       --     699.2     52.9
                                                                       --------- -------- --------- --------
          Total fixed maturity securities.............................  12,409.7       --  11,255.5  1,154.2
                                                                       --------- -------- --------- --------
       Equity securities..............................................      53.3     30.1       7.4     15.8
                                                                       --------- -------- --------- --------
       Other invested assets:
          Trading securities..........................................     259.1       --     259.1       --
          Derivative assets:
             Interest rate swaps......................................       0.2       --       0.2       --
             Equity index options.....................................      72.0       --        --     72.0
             Limited guarantee........................................       0.5       --        --      0.5
                                                                       --------- -------- --------- --------
             Total derivative assets..................................      72.7       --       0.2     72.5
                                                                       --------- -------- --------- --------
          Securities lending collateral...............................      89.0       --      89.0       --
                                                                       --------- -------- --------- --------
          Total other invested assets.................................     420.8       --     348.3     72.5
                                                                       --------- -------- --------- --------
    Reinsurance recoverable/(1)/......................................      13.3       --        --     13.3
    Separate account assets...........................................   6,704.4  6,704.4        --       --
                                                                       --------- -------- --------- --------
             Total assets............................................. $19,601.5 $6,734.5 $11,611.2 $1,255.8
                                                                       ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                                                       2015
                                                                       -------------------------------------
(Amounts in millions)                                                    Total   Level 1   Level 2  Level 3
---------------------                                                  --------- -------- --------- --------
Assets
    Investments:
       Fixed maturity securities:
          U.S. government, agencies and government-sponsored
           enterprises................................................ $   961.4 $     -- $   961.4 $     --
          State and political subdivisions............................     612.5       --     612.5       --
          Non-U.S.government..........................................     172.2       --     172.2       --
          U.S. corporate:
             Utilities................................................     805.0       --     601.7    203.3
             Energy...................................................     661.6       --     589.4     72.2
             Finance and insurance....................................   1,133.1       --     957.9    175.2
             Consumer--non-cyclical...................................     796.3       --     771.5     24.8
             Technology and communications............................     471.2       --     471.2       --
             Industrial...............................................     255.6       --     246.7      8.9
             Capital goods............................................     409.0       --     373.2     35.8
             Consumer--cyclical.......................................     436.1       --     349.6     86.5
             Transportation...........................................     289.1       --     250.1     39.0
             Other....................................................     166.4       --      97.6     68.8
                                                                       --------- -------- --------- --------
             Total U.S. corporate.....................................   5,423.4       --   4,708.9    714.5
                                                                       --------- -------- --------- --------
          Non-U.S. corporate:
             Utilities................................................     127.7       --      61.8     65.9
             Energy...................................................     297.0       --     226.9     70.1
             Finance and insurance....................................     425.7       --     369.8     55.9
             Consumer--non-cyclical...................................     161.1       --     125.7     35.4
             Technology and communications............................     222.1       --     214.6      7.5
             Industrial...............................................     241.0       --     211.0     30.0
             Capital goods............................................     127.7       --      62.3     65.4
             Consumer--cyclical.......................................      56.6       --      51.4      5.2
             Transportation...........................................     137.2       --     113.6     23.6
             Other....................................................     202.5       --     174.9     27.6
                                                                       --------- -------- --------- --------
             Total non-U.S. corporate.................................   1,998.6       --   1,612.0    386.6
                                                                       --------- -------- --------- --------
          Residential mortgage-backed.................................   1,574.0       --   1,543.9     30.1
          Commercial mortgage-backed..................................     777.3       --     771.7      5.6
          Other asset-backed..........................................     908.4       --     519.8    388.6
                                                                       --------- -------- --------- --------
          Total fixed maturity securities.............................  12,427.8       --  10,902.4  1,525.4
                                                                       --------- -------- --------- --------
       Equity securities..............................................      54.8     38.0       1.0     15.8
                                                                       --------- -------- --------- --------
       Other invested assets:
          Trading securities..........................................     442.3       --     442.3       --
          Derivative assets:
             Interest rate swaps......................................       0.7       --       0.7       --
             Credit default swaps.....................................       0.1       --       0.1       --
             Equity index options.....................................      28.3       --        --     28.3
             Equity return swaps......................................       2.1       --       2.1       --
             Limited guarantee........................................       3.8       --        --      3.8
                                                                       --------- -------- --------- --------
             Total derivative assets..................................      35.0       --       2.9     32.1
                                                                       --------- -------- --------- --------
          Securities lending collateral...............................      95.7       --      95.7       --
                                                                       --------- -------- --------- --------
          Total other invested assets.................................     573.0       --     540.9     32.1
                                                                       --------- -------- --------- --------
    Other assets/(1)/.................................................      38.9       --      38.9       --
    Reinsurance recoverable/(2)/......................................      14.1       --        --     14.1
    Separate account assets...........................................   7,228.9  7,228.9        --       --
                                                                       --------- -------- --------- --------
             Total assets............................................. $20,337.5 $7,266.9 $11,483.2 $1,587.4
                                                                       ========= ======== ========= ========

--------
/(1)/Represents embedded derivatives associated with certain reinsurance agreements.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, which primarily represents mutual fund investments, we typically do not have any transfers between Level 1 and Level 2 measurement categories and did not have any such transfers during any period presented.

   Our assessment of whether or not there were significant unobservable inputs related to fixed maturity securities was based on our observations obtained through the course of managing our investment portfolio, including interaction with other market participants, observations related to the availability and consistency of pricing and/or rating, and understanding of general market activity such as new issuance and the level of secondary market trading for a class of securities. Additionally, we considered data obtained from third-party pricing sources to determine whether our estimated values incorporate significant unobservable inputs that would result in the valuation being classified as Level 3.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                                 Total realized and
                                                 unrealized gains
                                      Beginning      (losses)
                                       balance   ----------------
                                        as of    Included                                                     Transfer
                                      January 1,  in net   Included                                             into
(Amounts in millions)                    2016      loss     in OCI  Purchases  Sales   Issuances Settlements Level 3/(1)/
---------------------                 ---------- --------  -------- --------- -------  --------- ----------- -----------
Fixed maturity securities:
   U.S. corporate:
         Utilities...................  $  203.3   $  --     $(1.7)   $ 57.5   $  (5.5)   $ --      $  (7.7)    $ 25.5
         Energy......................      72.2      --      (1.8)     10.0        --      --         (7.3)        --
         Finance and
          insurance..................     175.2     0.7      (2.1)     21.0      (5.0)     --         (8.1)      14.2
         Consumer--
          non-cyclical...............      24.8      --       0.8       8.0      (4.9)     --           --         --
         Industrial..................       8.9     1.9       0.1        --        --      --        (10.9)        --
         Capital goods...............      35.8     0.4       0.7       8.7      (4.2)     --         (4.5)       0.7
         Consumer--cyclical..........      86.5     1.8      (0.8)       --      (4.7)     --        (28.0)      14.3
         Transportation..............      39.0      --      (2.4)     24.9        --      --         (3.2)        --
         Other.......................      68.8      --      (2.7)       --        --      --         (3.7)      14.0
                                       --------   -----     -----    ------   -------    ----      -------     ------
         Total U.S. corporate........     714.5     4.8      (9.9)    130.1     (24.3)     --        (73.4)      68.7
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Non-U.S. corporate:
         Utilities...................      65.9      --      (0.6)     21.5      (5.1)     --           --         --
         Energy......................      70.1      --       9.6        --     (16.0)     --        (10.8)        --
         Finance and
          insurance..................      55.9      --        --      10.0      (1.0)     --        (20.0)        --
         Consumer--
          non-cyclical...............      35.4      --       1.5        --      (3.0)     --         (0.7)      12.1
         Technology and
          communications.............       7.5      --        --       7.0      (2.0)     --           --         --
         Industrial..................      30.0      --       2.1        --     (20.9)     --           --        5.1
         Capital goods...............      65.4      --       1.1        --        --      --         (1.9)        --
         Consumer--cyclical..........       5.2      --       0.1        --        --      --         (0.6)        --
         Transportation..............      23.6      --      (1.7)      6.0        --      --           --        9.5
         Other.......................      27.6    (2.4)      1.5        --     (13.2)     --         (0.4)        --
                                       --------   -----     -----    ------   -------    ----      -------     ------
         Total non-U.S.
          corporate..................     386.6    (2.4)     13.6      44.5     (61.2)     --        (34.4)      26.7
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Residential mortgage-backed.......      30.1    (0.1)      0.3        --      (9.1)     --         (3.7)        --
   Commercial mortgage-backed........       5.6      --      (1.6)      0.1        --      --         (2.5)      11.1
   Other asset-backed................     388.6    (1.3)     (0.4)       --      (1.3)     --         (3.1)      14.6
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Total fixed maturity securities...   1,525.4     1.0       2.0     174.7     (95.9)     --       (117.1)     121.1
                                       --------   -----     -----    ------   -------    ----      -------     ------
Equity securities....................      15.8      --        --        --        --      --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Other invested assets:
   Derivative assets:
      Equity index options...........      28.3    11.5        --      64.5     (32.3)     --           --         --
      Limited guarantee..............       3.8    (3.3)       --        --        --      --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
      Total derivative assets........      32.1     8.2        --      64.5     (32.3)     --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
   Total other invested assets.......      32.1     8.2        --      64.5     (32.3)     --           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Reinsurance recoverable/(2)/.........      14.1    (2.6)       --        --        --     1.8           --         --
                                       --------   -----     -----    ------   -------    ----      -------     ------
Total Level 3 assets.................  $1,587.4   $ 6.6     $ 2.0    $239.2   $(128.2)   $1.8      $(117.1)    $121.1
                                       ========   =====     =====    ======   =======    ====      =======     ======

                                                                Total gains
                                                                  (losses)
                                                      Ending    included in
                                                     balance      net loss
                                       Transfer       as of     attributable
                                        out of     December 31,  to assets
(Amounts in millions)                 Level 3/(1)/     2016      still held
---------------------                 -----------  ------------ ------------
Fixed maturity securities:
   U.S. corporate:
         Utilities...................   $ (26.2)     $  245.2      $  --
         Energy......................     (21.0)         52.1         --
         Finance and
          insurance..................     (14.3)        181.6        0.2
         Consumer--
          non-cyclical...............        --          28.7         --
         Industrial..................        --            --         --
         Capital goods...............      (6.1)         31.5        0.1
         Consumer--cyclical..........        --          69.1         --
         Transportation..............        --          58.3         --
         Other.......................      (3.6)         72.8         --
                                        -------      --------      -----
         Total U.S. corporate........     (71.2)        739.3        0.3
                                        -------      --------      -----
   Non-U.S. corporate:
         Utilities...................        --          81.7         --
         Energy......................        --          52.9         --
         Finance and
          insurance..................        --          44.9         --
         Consumer--
          non-cyclical...............        --          45.3         --
         Technology and
          communications.............        --          12.5         --
         Industrial..................        --          16.3         --
         Capital goods...............     (15.6)         49.0         --
         Consumer--cyclical..........        --           4.7         --
         Transportation..............        --          37.4         --
         Other.......................      (9.5)          3.6       (0.3)
                                        -------      --------      -----
         Total non-U.S.
          corporate..................     (25.1)        348.3       (0.3)
                                        -------      --------      -----
   Residential mortgage-backed.......     (13.4)          4.1         --
   Commercial mortgage-backed........      (3.1)          9.6         --
   Other asset-backed................    (344.2)         52.9         --
                                        -------      --------      -----
   Total fixed maturity securities...    (457.0)      1,154.2         --
                                        -------      --------      -----
Equity securities....................        --          15.8         --
                                        -------      --------      -----
Other invested assets:
   Derivative assets:
      Equity index options...........        --          72.0       12.5
      Limited guarantee..............        --           0.5       (3.3)
                                        -------      --------      -----
      Total derivative assets........        --          72.5        9.2
                                        -------      --------      -----
   Total other invested assets.......        --          72.5        9.2
                                        -------      --------      -----
Reinsurance recoverable/(2)/.........        --          13.3       (2.6)
                                        -------      --------      -----
Total Level 3 assets.................   $(457.0)     $1,255.8      $ 6.6
                                        =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities. Most significantly, the majority of the transfers out of Level 3 related to a reclassification of collateralized loan obligation securities previously valued using a broker priced source to now being valued using third-party pricing services.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                                      Total
                                                  realized and
                                                unrealized gains
                                     Beginning      (losses)
                                      balance   ----------------
                                       as of    Included                                                    Transfer
                                     January 1,  in net  Included                                             into
(Amounts in millions)                   2015      loss    in OCI  Purchases  Sales   Issuances Settlements Level 3/(1)/
---------------------                ---------- -------- -------- --------- -------  --------- ----------- -----------
Fixed maturity securities:
   State and political
    subdivisions....................  $    5.1   $   --   $   --   $   --   $    --    $ --      $    --     $   --
   U.S. corporate:
      Utilities.....................     199.3       --     (3.2)     9.0        --      --         (1.8)        --
      Energy........................      83.8       --     (3.4)      --      (4.1)     --         (4.1)        --
      Finance and insurance.........     117.5      0.5     (1.9)    35.0        --      --         (4.5)      36.6
      Consumer--non-cyclical........      46.8       --      0.1       --        --      --        (12.0)        --
      Industrial....................        --       --     (0.1)     9.0        --      --           --         --
      Capital goods.................      32.3      0.1     (1.6)     7.8      (2.8)     --           --         --
      Consumer--cyclical............     124.2       --     (4.8)    20.0        --      --         (4.9)       0.5
      Transportation................      68.4       --     (0.4)      --        --      --        (17.5)        --
      Other.........................      72.8       --     (0.7)      --        --      --         (3.3)        --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total U.S. corporate..........     745.1      0.6    (16.0)    80.8      (6.9)     --        (48.1)      37.1
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Non-U.S. corporate:
      Utilities.....................      76.4       --     (0.5)    10.0        --      --        (20.0)        --
      Energy........................     101.6     (0.3)    (6.1)      --      (4.7)     --        (20.4)        --
      Finance and insurance.........      78.1      2.4     (1.7)      --        --      --        (21.4)        --
      Consumer--non-cyclical........      39.1       --     (2.0)     9.0        --      --        (10.7)        --
      Technology and
       communications...............        --       --     (0.5)     8.0        --      --           --         --
      Industrial....................      50.3       --     (1.0)     1.0        --      --         (4.0)        --
      Capital goods.................      72.6       --     (2.2)      --        --      --         (5.0)        --
      Consumer--cyclical............      15.8       --     (0.4)      --        --      --           --       15.0
      Transportation................      31.9       --     (0.3)      --        --      --         (8.0)        --
      Other.........................      27.6       --      0.7       --        --      --         (0.7)        --
                                      --------   ------   ------   ------   -------    ----      -------     ------
      Total non-U.S. corporate......     493.4      2.1    (14.0)    28.0      (4.7)     --        (90.2)      15.0
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Residential mortgage-backed......      12.9     (0.2)    (0.4)    13.8        --      --         (4.0)      18.0
   Commercial mortgage-backed.......       1.0       --     (0.4)     9.3        --      --         (0.8)      10.0
   Other asset-backed...............     553.4     (1.1)     1.8     54.0    (172.4)     --        (75.9)      74.9
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Total fixed maturity securities..   1,810.9      1.4    (29.0)   185.9    (184.0)     --       (219.0)     155.0
                                      --------   ------   ------   ------   -------    ----      -------     ------
Equity securities...................      15.9       --     (0.1)      --        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Other invested assets:
   Derivative assets:
    Equity index options............      14.3    (23.1)      --     37.1        --      --           --         --
    Limited guarantee...............       5.2     (1.4)      --       --        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
    Total derivative assets.........      19.5    (24.5)      --     37.1        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
   Total other invested assets......      19.5    (24.5)      --     37.1        --      --           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Reinsurance recoverable/(2)/........      10.9      1.2       --       --        --     2.0           --         --
                                      --------   ------   ------   ------   -------    ----      -------     ------
Total Level 3 assets................  $1,857.2   $(21.9)  $(29.1)  $223.0   $(184.0)   $2.0      $(219.0)    $155.0
                                      ========   ======   ======   ======   =======    ====      =======     ======

                                                               Total gains
                                                                 (losses)
                                                     Ending    included in
                                                    balance      net loss
                                      Transfer       as of     attributable
                                       out of     December 31,  to assets
(Amounts in millions)                Level 3/(1)/     2015      still held
---------------------                -----------  ------------ ------------
Fixed maturity securities:
   State and political
    subdivisions....................   $  (5.1)     $     --      $  --
   U.S. corporate:
      Utilities.....................        --         203.3         --
      Energy........................        --          72.2         --
      Finance and insurance.........      (8.0)        175.2        0.5
      Consumer--non-cyclical........     (10.1)         24.8         --
      Industrial....................        --           8.9         --
      Capital goods.................        --          35.8        0.1
      Consumer--cyclical............     (48.5)         86.5         --
      Transportation................     (11.5)         39.0         --
      Other.........................        --          68.8         --
                                       -------      --------      -----
      Total U.S. corporate..........     (78.1)        714.5        0.6
                                       -------      --------      -----
   Non-U.S. corporate:
      Utilities.....................        --          65.9         --
      Energy........................        --          70.1       (0.3)
      Finance and insurance.........      (1.5)         55.9         --
      Consumer--non-cyclical........        --          35.4         --
      Technology and
       communications...............        --           7.5         --
      Industrial....................     (16.3)         30.0         --
      Capital goods.................        --          65.4         --
      Consumer--cyclical............     (25.2)          5.2         --
      Transportation................        --          23.6         --
      Other.........................        --          27.6         --
                                       -------      --------      -----
      Total non-U.S. corporate......     (43.0)        386.6       (0.3)
                                       -------      --------      -----
   Residential mortgage-backed......     (10.0)         30.1       (0.2)
   Commercial mortgage-backed.......     (13.5)          5.6         --
   Other asset-backed...............     (46.1)        388.6       (1.6)
                                       -------      --------      -----
   Total fixed maturity securities..    (195.8)      1,525.4       (1.5)
                                       -------      --------      -----
Equity securities...................        --          15.8         --
                                       -------      --------      -----
Other invested assets:
   Derivative assets:
    Equity index options............        --          28.3       (2.6)
    Limited guarantee...............        --           3.8       (1.4)
                                       -------      --------      -----
    Total derivative assets.........        --          32.1       (4.0)
                                       -------      --------      -----
   Total other invested assets......        --          32.1       (4.0)
                                       -------      --------      -----
Reinsurance recoverable/(2)/........        --          14.1        1.2
                                       -------      --------      -----
Total Level 3 assets................   $(195.8)     $1,587.4      $(4.3)
                                       =======      ========      =====

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads, as well as changes in the industry sectors assigned to specific securities.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                              Total realized and
                                              unrealized gains
                                   Beginning      (losses)
                                    balance   ----------------
                                     as of    Included                                                    Transfer
                                   January 1,  in net   Included                                            into
(Amounts in millions)                 2014      loss     in OCI  Purchases  Sales  Issuances Settlements Level 3/(1)/
---------------------              ---------- --------  -------- --------- ------  --------- ----------- -----------
Fixed maturity securities:
   State and political
    subdivisions..................  $     --   $   --    $ 0.1    $  5.0   $   --    $ --      $    --     $   --
   Non-U.S. government............      10.9       --      0.1        --       --      --           --         --
   U.S. corporate:
      Utilities...................     192.4     (0.1)     3.8        --       --      --         (3.4)      17.9
      Energy......................     100.7     (0.1)     0.4        --       --      --         (1.1)        --
      Finance and insurance.......      58.6      1.0      0.8      10.8     (0.8)     --         (2.8)      53.1
      Consumer--
       non-cyclical...............      56.0      2.1     (2.7)       --       --      --        (18.6)      10.0
      Technology and
       communications.............      10.7      0.1      0.4        --    (10.1)     --         (1.1)        --
      Industrial..................       8.8      0.9     (0.1)       --       --      --         (7.7)       0.1
      Capital goods...............      18.2      0.1      0.5       8.0       --      --           --        5.5
      Consumer--cyclical..........     131.1       --      1.6      12.0       --      --        (20.5)        --
      Transportation..............      80.3       --     (0.6)     10.0       --      --         (5.0)        --
      Other.......................      74.3       --      3.2       8.3       --      --         (3.1)       0.1
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total U.S. corporate........     731.1      4.0      7.3      49.1    (10.9)     --        (63.3)      86.7
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Non-U.S. corporate:
      Utilities...................      54.8       --      1.7      16.0       --      --           --        3.9
      Energy......................      98.3       --     (4.7)     22.0       --      --        (19.1)       5.1
      Finance and insurance.......      62.7      0.1      0.2      10.0       --      --         (0.2)       5.3
      Consumer--
       non-cyclical...............      66.8      0.2      0.9        --       --      --        (28.8)        --
      Industrial..................      49.3       --      1.1        --       --      --           --         --
      Capital goods...............      77.7      0.7     (1.6)     15.0    (13.0)     --        (10.7)       4.5
      Consumer--cyclical..........      18.6       --      0.3        --       --      --         (3.0)        --
      Transportation..............      47.6       --     (0.7)       --       --      --        (15.0)        --
      Other.......................      40.1       --     (5.5)       --       --      --        (17.0)      10.0
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total non-U.S.
       corporate..................     515.9      1.0     (8.3)     63.0    (13.0)     --        (93.8)      28.8
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Residential
    mortgage-backed...............       4.9     (0.1)     0.2      15.5       --      --         (4.0)        --
   Commercial
    mortgage-backed...............       2.3       --      0.5        --       --      --         (1.6)        --
   Other asset-backed.............     390.2      0.7      2.3     112.1       --      --        (50.0)     103.5
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Total fixed maturity
    securities....................   1,655.3      5.6      2.2     244.7    (23.9)     --       (212.7)     219.0
                                    --------   ------    -----    ------   ------    ----      -------     ------
Equity securities.................      20.7       --      0.2        --     (5.0)     --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Other invested assets:
   Derivative assets:
    Equity index options..........      10.9    (28.0)      --      31.4       --      --           --         --
    Limited guarantee.............        --      5.2       --        --       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
      Total derivative assets.....      10.9    (22.8)      --      31.4       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
   Total other invested assets....      10.9    (22.8)      --      31.4       --      --           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Reinsurance recoverable/(2)/......      (0.7)     9.3       --        --       --     2.3           --         --
                                    --------   ------    -----    ------   ------    ----      -------     ------
Total Level 3 assets..............  $1,686.2   $ (7.9)   $ 2.4    $276.1   $(28.9)   $2.3      $(212.7)    $219.0
                                    ========   ======    =====    ======   ======    ====      =======     ======

                                                             Total gains
                                                               (losses)
                                                   Ending    included in
                                                  balance      net loss
                                    Transfer       as of     attributable
                                     out of     December 31,  to assets
(Amounts in millions)              Level 3/(1)/     2014      still held
---------------------              -----------  ------------ ------------
Fixed maturity securities:
   State and political
    subdivisions..................   $   --       $    5.1      $   --
   Non-U.S. government............    (11.0)            --          --
   U.S. corporate:
      Utilities...................    (11.3)         199.3        (0.1)
      Energy......................    (16.1)          83.8        (0.1)
      Finance and insurance.......     (3.2)         117.5         0.8
      Consumer--
       non-cyclical...............       --           46.8          --
      Technology and
       communications.............       --             --          --
      Industrial..................     (2.0)            --          --
      Capital goods...............       --           32.3         0.1
      Consumer--cyclical..........       --          124.2          --
      Transportation..............    (16.3)          68.4          --
      Other.......................    (10.0)          72.8          --
                                     ------       --------      ------
      Total U.S. corporate........    (58.9)         745.1         0.7
                                     ------       --------      ------
   Non-U.S. corporate:
      Utilities...................       --           76.4          --
      Energy......................       --          101.6          --
      Finance and insurance.......       --           78.1         0.1
      Consumer--
       non-cyclical...............       --           39.1          --
      Industrial..................     (0.1)          50.3          --
      Capital goods...............       --           72.6          --
      Consumer--cyclical..........     (0.1)          15.8          --
      Transportation..............       --           31.9          --
      Other.......................       --           27.6          --
                                     ------       --------      ------
      Total non-U.S.
       corporate..................     (0.2)         493.4         0.1
                                     ------       --------      ------
   Residential
    mortgage-backed...............     (3.6)          12.9          --
   Commercial
    mortgage-backed...............     (0.2)           1.0          --
   Other asset-backed.............     (5.4)         553.4         0.5
                                     ------       --------      ------
   Total fixed maturity
    securities....................    (79.3)       1,810.9         1.3
                                     ------       --------      ------
Equity securities.................       --           15.9          --
                                     ------       --------      ------
Other invested assets:
   Derivative assets:
    Equity index options..........       --           14.3       (24.6)
    Limited guarantee.............       --            5.2         5.2
                                     ------       --------      ------
      Total derivative assets.....       --           19.5       (19.4)
                                     ------       --------      ------
   Total other invested assets....       --           19.5       (19.4)
                                     ------       --------      ------
Reinsurance recoverable/(2)/......       --           10.9         9.3
                                     ------       --------      ------
Total Level 3 assets..............   $(79.3)      $1,857.2      $ (8.8)
                                     ======       ========      ======

--------
/(1)/The transfers into and out of Level 3 for fixed maturity securities were related to changes in the primary pricing source and changes in the observability of external information used in determining the fair value, such as external ratings or credit spreads.
/(2)/Represents embedded derivatives associated with the reinsured portion of our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following table presents the gains and losses included in net loss from assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)                                                         2016  2015    2014
---------------------                                                         ---- ------  ------
Total realized and unrealized gains (losses) included in net loss:
   Net investment income..................................................... $4.7 $  4.1  $  5.5
   Net investment gains (losses).............................................  1.9  (26.0)  (13.4)
                                                                              ---- ------  ------
       Total................................................................. $6.6 $(21.9) $ (7.9)
                                                                              ==== ======  ======
Total gains (losses) included in net loss attributable to assets still held:
   Net investment income..................................................... $0.3 $  1.2  $  1.3
   Net investment gains (losses).............................................  6.3   (5.5)  (10.1)
                                                                              ---- ------  ------
       Total................................................................. $6.6 $ (4.3) $ (8.8)
                                                                              ==== ======  ======

   The amount presented for unrealized gains (losses) included in net loss for available-for-sale securities represents impairments and accretion on certain fixed maturity securities.

   The following table presents a summary of the significant unobservable inputs used for certain asset fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2016:

                                         Valuation
(Amounts in millions)                    technique    Fair value Unobservable input       Range       Weighted-average
---------------------                 --------------- ---------- ------------------ ----------------- ----------------
Assets
    Fixed maturity securities:
     U.S. corporate:
       Utilities..................... Internal models   $242.2     Credit spreads    92bps - 405bps        140bps
       Energy........................ Internal models     16.9     Credit spreads    109bps - 226bps       196bps
       Finance and insurance......... Internal models    162.5     Credit spreads    100bps - 370bps       191bps
       Consumer--non-cyclical........ Internal models     28.7     Credit spreads    148bps - 247bps       206bps
       Capital goods................. Internal models     31.5     Credit spreads    79bps - 257bps        169bps
       Consumer--cyclical............ Internal models     55.4     Credit spreads    79bps - 296bps        207bps
       Transportation................ Internal models     56.6     Credit spreads    79bps - 175bps        139bps
       Other......................... Internal models     59.7     Credit spreads    89bps - 173bps        109bps
                                                        ------
       Total U.S. corporate.......... Internal models   $653.5     Credit spreads    79bps - 405bps        161bps
----------------------------------------------------------------------------------------------------------------------
    Non-U.S. corporate:
       Utilities..................... Internal models   $ 75.7     Credit spreads     101bps - 156bps      126bps
       Energy........................ Internal models     35.8     Credit spreads     117bps - 148bps      139bps
       Finance and insurance......... Internal models     44.9     Credit spreads    138bps - 223bps       148bps
       Consumer--non-cyclical........ Internal models     33.7     Credit spreads    162bps - 232bps       199bps
       Technology and
        communications............... Internal models     12.5     Credit spreads    162bps - 274bps       211bps
       Industrial.................... Internal models     16.3     Credit spreads    117bps - 226bps       186bps
       Capital goods................. Internal models     35.0     Credit spreads    137bps - 186bps       160bps
       Consumer--cyclical............ Internal models      4.7     Credit spreads        121bps        Not applicable
       Transportation................ Internal models     28.0     Credit spreads    100bps - 250bps       133bps
       Other......................... Internal models      2.8     Credit spreads       1,000bps       Not applicable
                                                        ------
       Total non-U.S. corporate...... Internal models   $289.4     Credit spreads   100bps - 1,000bps      160bps
----------------------------------------------------------------------------------------------------------------------
    Derivative assets:
       Equity index options..........   Discounted                  Equity index
                                        cash flows      $ 72.0       volatility         --% - 26%            17%
----------------------------------------------------------------------------------------------------------------------

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   Certain classes of instruments classified as Level 3 are excluded above as a result of not being material or due to limitations in being able to obtain the underlying inputs used by certain third-party sources, such as broker quotes, used as an input in determining fair value.

   The following tables set forth our liabilities by class of instrument that are measured at fair value on a recurring basis as of December 31:

                                                                     2016
                                                        ------------------------------
(Amounts in millions)                                   Total  Level 1 Level 2 Level 3
---------------------                                   ------ ------- ------- -------
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(1) /................. $261.0   $--    $ --   $261.0
       Fixed index annuity embedded derivatives........  341.0    --      --    341.0
       Indexed universal life embedded derivatives.....   11.5    --      --     11.5
                                                        ------   ---    ----   ------
       Total policyholder account balances.............  613.5    --      --    613.5
                                                        ------   ---    ----   ------
   Derivative liabilities:
       Equity return swaps.............................    1.1    --     1.1       --
                                                        ------   ---    ----   ------
       Total derivative liabilities....................    1.1    --     1.1       --
                                                        ------   ---    ----   ------
          Total liabilities............................ $614.6   $--    $1.1   $613.5
                                                        ======   ===    ====   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                                                     2015
                                                        ------------------------------
(Amounts in millions)                                   Total  Level 1 Level 2 Level 3
---------------------                                   ------ ------- ------- -------
Liabilities
   Policyholder account balances:
       GMWB embedded derivatives/(1)/.................. $305.1   $--    $ --   $305.1
       Fixed index annuity embedded derivatives........  338.6    --      --    338.6
       Indexed universal life embedded derivatives.....   10.0    --      --     10.0
                                                        ------   ---    ----   ------
       Total policyholder account balances.............  653.7    --      --    653.7
                                                        ------   ---    ----   ------
   Derivative liabilities:
       Interest rate swaps.............................    0.2    --     0.2       --
       Equity index options............................    0.3    --      --      0.3
                                                        ------   ---    ----   ------
       Total derivative liabilities....................    0.5    --     0.2      0.3
                                                        ------   ---    ----   ------
          Total liabilities............................ $654.2   $--    $0.2   $654.0
                                                        ======   ===    ====   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following tables present additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

                                           Total realized
                                           and unrealized
                               Beginning   (gains) losses                                                               Ending
                                balance   -----------------                                                            balance
                                 as of    Included                                                 Transfer Transfer    as of
                               January 1,  in net  Included                                          into    out of  December 31,
(Amounts in millions)             2016      loss    in OCI  Purchases Sales  Issuances Settlements Level 3  Level 3      2016
---------------------          ---------- -------- -------- --------- -----  --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $305.1    $(71.1)   $--      $ --    $  --    $27.0     $   --      $--      $--       $261.0
    Fixed index annuity
     embedded
     derivatives..............    338.6      22.0     --        --       --     10.3      (29.9)      --       --        341.0
    Indexed universal life
     embedded
     derivatives..............     10.0      (9.7)    --        --       --     11.2         --       --       --         11.5
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
    Total policyholder
     account balances.........    653.7     (58.8)    --        --       --     48.5      (29.9)      --       --        613.5
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
Derivative liabilities:
    Equity index options......      0.3      (0.3)    --       0.1     (0.1)      --         --       --       --           --
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
    Total derivative
     liabilities..............      0.3      (0.3)    --       0.1     (0.1)      --         --       --       --           --
                                 ------    ------    ---      ----    -----    -----     ------      ---      ---       ------
Total Level 3 liabilities.....   $654.0    $(59.1)   $--      $0.1    $(0.1)   $48.5     $(29.9)     $--      $--       $613.5
                                 ======    ======    ===      ====    =====    =====     ======      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $(65.8)
    Fixed index annuity
     embedded
     derivatives..............       22.0
    Indexed universal life
     embedded
     derivatives..............       (9.7)
                                   ------
    Total policyholder
     account balances.........      (53.5)
                                   ------
Derivative liabilities:
    Equity index options......         --
                                   ------
    Total derivative
     liabilities..............         --
                                   ------
Total Level 3 liabilities.....     $(53.5)
                                   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

                                           Total realized
                                           and unrealized
                               Beginning   (gains) losses                                                              Ending
                                balance   -----------------                                                           balance
                                 as of    Included                                                Transfer Transfer    as of
                               January 1,  in net  Included                                         into    out of  December 31,
(Amounts in millions)             2015      loss    in OCI  Purchases Sales Issuances Settlements Level 3  Level 3      2015
---------------------          ---------- -------- -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........   $251.7    $22.8     $--       $--     $--   $ 30.6      $  --      $--      $--       $305.1
    Fixed index annuity
     embedded
     derivatives..............    270.2      7.1      --        --      --     65.8       (4.5)      --       --        338.6
    Indexed universal life
     embedded
     derivatives..............      6.7     (6.5)     --        --      --      9.8         --       --       --         10.0
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
    Total policyholder
     account balances.........    528.6     23.4      --        --      --    106.2       (4.5)      --       --        653.7
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
Derivative liabilities:
    Equity index options......       --      0.5      --        --      --       --       (0.2)      --       --          0.3
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
    Total derivative
     liabilities..............       --      0.5      --        --      --       --       (0.2)      --       --          0.3
                                 ------    -----     ---       ---     ---   ------      -----      ---      ---       ------
Total Level 3 liabilities.....   $528.6    $23.9     $--       $--     $--   $106.2      $(4.7)     $--      $--       $654.0
                                 ======    =====     ===       ===     ===   ======      =====      ===      ===       ======

                               Total (gains)
                                   losses
                                included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          --------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1)/.........     $26.3
    Fixed index annuity
     embedded
     derivatives..............       7.1
    Indexed universal life
     embedded
     derivatives..............      (6.5)
                                   -----
    Total policyholder
     account balances.........      26.9
                                   -----
Derivative liabilities:
    Equity index options......       0.5
                                   -----
    Total derivative
     liabilities..............       0.5
                                   -----
Total Level 3 liabilities.....     $27.4
                                   =====

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                           Total realized
                                           and unrealized
                               Beginning/  (gains) losses                                                              Ending
                                /balance  -----------------                                                           balance
                                 as of    Included                                                Transfer Transfer    as of
                               January 1,  in net  Included                                         into    out of  December 31,
(Amounts in millions)             2014      loss    in OCI  Purchases Sales Issuances Settlements Level 3  Level 3      2014
---------------------          ---------- -------- -------- --------- ----- --------- ----------- -------- -------- ------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1) /........   $ 82.8    $136.2    $--       $--     $--   $ 32.7      $  --      $--      $--       $251.7
    Fixed index annuity
     embedded
     derivatives..............    136.8      26.8     --        --      --    108.1       (1.5)      --       --        270.2
    Indexed universal life
     embedded
     derivatives..............      0.2       1.0     --        --      --      5.5         --       --       --          6.7
                                 ------    ------    ---       ---     ---   ------      -----      ---      ---       ------
    Total policyholder
     account balances.........    219.8     164.0     --        --      --    146.3       (1.5)      --       --        528.6
                                 ------    ------    ---       ---     ---   ------      -----      ---      ---       ------
Total Level 3 liabilities.....   $219.8    $164.0    $--       $--     $--   $146.3      $(1.5)     $--      $--       $528.6
                                 ======    ======    ===       ===     ===   ======      =====      ===      ===       ======

                               Total (gains)/
                                  /losses/
                                /included in
                                  net loss
                                attributable
                               to liabilities
(Amounts in millions)            still held
---------------------          ---------------
Policyholder account
 balances:
    GMWB embedded
     derivatives/(1) /........     $137.9
    Fixed index annuity
     embedded
     derivatives..............       26.8
    Indexed universal life
     embedded
     derivatives..............        1.0
                                   ------
    Total policyholder
     account balances.........      165.7
                                   ------
Total Level 3 liabilities.....     $165.7
                                   ======

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

   The following table presents the gains and losses included in net loss from liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value and the related income statement line item in which these gains and losses were presented for the years ended December 31:

(Amounts in millions)                                                               2016   2015   2014
---------------------                                                              ------  ----- ------
Total realized and unrealized (gains) losses included in net loss:
   Net investment income.......................................................... $   --  $  -- $   --
   Net investment (gains) losses..................................................  (59.1)  23.9  164.0
                                                                                   ------  ----- ------
       Total...................................................................... $(59.1) $23.9 $164.0
                                                                                   ======  ===== ======
Total (gains) losses included in net loss attributable to liabilities still held:
   Net investment income.......................................................... $   --  $  -- $   --
   Net investment (gains) losses..................................................  (53.5)  27.4  165.7
                                                                                   ------  ----- ------
       Total...................................................................... $(53.5) $27.4 $165.7
                                                                                   ======  ===== ======

   Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases, sales and settlements of fixed maturity, equity and trading securities and purchases, issuances and settlements of derivative instruments.

   Issuances presented for GMWB embedded derivative liabilities are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance. Issuances for fixed index annuity and indexed universal life embedded derivative liabilities represent the amount of the premium received that is attributed to the value of the embedded

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

derivative. Settlements of embedded derivatives are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net loss" in the tables presented above.

   The following table presents a summary of the significant unobservable inputs used for certain liability fair value measurements that are based on internal models and classified as Level 3 as of December 31, 2016:

                                                 Valuation
(Amounts in millions)                            technique    Fair value   Unobservable input        Range     Weighted-average
---------------------                         --------------- ---------- ---------------------   ------------- ----------------
Liabilities
    Policyholder account balances:
                                                                               Withdrawal
                                                                               utilization
                                                                                  rate             38% - 82%          63%
                                                                              Lapse rate//         --% - 15%          4%
                                                                             Non-performance
                                                                         risk/ /(credit spreads) 40bps - 85bps       73bps
       GMWB embedded                          Stochastic cash                 Equity index
        derivatives/(1)/.....................   flow model      $261.0         volatility          16% - 24%          21%
-------------------------------------------------------------------------------------------------------------------------------
       Fixed index annuity embedded            Option budget                 Expected future
        derivatives..........................     method        $341.0      interest credited      --% - 3%           2%
-------------------------------------------------------------------------------------------------------------------------------
       Indexed universal life embedded         Option budget                 Expected future
        derivatives..........................     method        $ 11.5      interest credited       3% - 9%           5%
-------------------------------------------------------------------------------------------------------------------------------

--------
/(1)/Represents embedded derivatives associated with our GMWB liabilities, excluding the impact of reinsurance.

(15) Variable Interest and Securitization Entities

   VIEs are generally entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. We evaluate VIEs to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and who directs the activities of the entity that most significantly impact the economic results of the VIE.

   (a) Asset Securitizations

   We have used former affiliates and third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with term securitization entities, as well as transactions with conduits that are sponsored by third parties.

   As of December 31, 2015, we had total securitized assets of $46.8 million of other assets that were not required to be consolidated. As a result of a clean-up call exercised on the securitization entities during 2016, we no longer have any involvement with securitized assets in other assets as of December 31, 2016.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   There has been no new asset securitization activity in 2016 or 2015.

(b) Securitization Entity Required To Be Consolidated

   For VIEs related to asset securitization transactions, we previously consolidated one securitization entity as a result of our involvement in the entity's design or having certain decision making ability regarding the assets held by the securitization entity. The securitization entity was designed to have significant limitations on the types of assets owned and the types and extent of permitted activities and decision making rights. The securitization entity that was consolidated was backed by commercial mortgage loans.

   For the commercial mortgage loan securitization entity, our primary economic interest represents the excess interest of the commercial mortgage loans and the subordinated notes of the securitization entity. During 2013, we exercised a clean up call and repurchased the loans and repaid the outstanding debt. Therefore, there was no activity in 2014, 2015 and 2016.

(16) Dividends and Capital Contributions

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive 12-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with 30 days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Any dividends in excess of limits are deemed "extraordinary" and require approval. Based on statutory results as of December 31, 2016, we are able to distribute $5.2 million in dividends in 2017 without obtaining regulatory approval. Based on statutory results as of December 31, 2016, we estimate our insurance subsidiaries could pay dividends of $25.4 million to us in 2017 without obtaining regulatory approval. However, our insurance subsidiaries may not pay dividends to us in 2017 at this level as they expect to retain capital for growth and to meet capital requirements.

   Our life insurance subsidiaries paid dividends of $80.4 million (none of which were deemed "extraordinary") and $8.3 million (none of which were deemed "extraordinary") during 2016 and 2014, respectively. Our life insurance subsidiaries did not pay any dividends during 2015.

   In 2015 and 2014, we declared and paid cash dividends of $40.5 million and $100.0 million, respectively, to GLIC.

   In 2015, we made cash capital contributions of $34.5 million to GLICNY.

(17) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis either prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income (loss) and stockholder's equity.

   Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by individual state insurance authorities. Our U.S. domiciled insurance subsidiaries

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

have no material permitted accounting practices, except for River Lake VI, River Lake VII, River Lake VIII, River Lake IX and River Lake X (the "SPFCs"). The permitted practices of the SPFCs were an essential element of their design and were expressly included in their plans of operation and in the licensing orders issued by their domiciliary state regulators. Accordingly, we believe that the permitted practices will remain in effect for so long as we maintain the SPFCs. The permitted practices were as follows:

  . River Lake IX and River Lake X were granted a permitted accounting practice from the State of Vermont to carry its excess of loss reinsurance agreement with The Canada Life Assurance Company and Hannover Life Reassurance Company Of America, respectively, as an admitted asset.

  . River Lake VII and River Lake VIII were granted a permitted accounting practice from the State of Vermont to carry their reserves on a basis similar to U.S. GAAP.

  . River Lake VI was granted a permitted accounting practice from the State of Delaware to carry its excess of loss reinsurance agreement with The Canada Life Assurance Company as an admitted asset.

   There was no impact from these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus as of December 31, 2016. The impact of these permitted practices on our combined U.S. domiciled life insurance subsidiaries' statutory capital and surplus was $113.1 million as of December 31, 2015. If permitted practices had not been used, no regulatory event would have been triggered.

   The tables below include the combined statutory net income (loss) and statutory capital and surplus for GLAIC and our U.S. domiciled insurance subsidiaries for the periods indicated:

                                                                    Years ended December 31,
                                                                   -------------------------
(Amounts in millions)                                                2016     2015     2014
---------------------                                              -------  -------  -------
GLAIC and our life insurance subsidiaries, excluding captive life reinsurance subsidiaries........................................ $(276.2) $(284.5) $ 202.9
Captive life insurance subsidiaries...............................  (403.2)  (276.2)  (281.1)
                                                                   -------  -------  -------
   Combined statutory net loss.................................... $(679.4) $(560.7) $ (78.2)
                                                                   =======  =======  =======

                                                                          As of December 31,
                                                                          -----------------
(Amounts in millions)                                                       2016      2015
---------------------                                                     --------  --------
Combined statutory capital and surplus, excluding captive life insurance subsidiaries........................................................... $1,547.9  $1,704.8

   The statutory net loss from our captive life reinsurance subsidiaries relates to the reinsurance of term and universal life insurance statutory reserves assumed from GLAIC. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties or secured by a third-party letter of credit. Accordingly, the combined statutory net loss and distributable income (loss) of GLAIC and our life insurance subsidiaries are not affected by the statutory net loss of the captives, except to the extent dividends are received from the captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $274.1 million and $671.2 million as of December 31, 2016 and 2015, respectively. Capital and surplus of our captive life reinsurance subsidiaries included surplus notes (non-recourse funding obligations) of Rivermont I as of December 31, 2016 and 2015 and River Lake I and River Lake II as of December 31, 2015, as further described in note 10.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate and equity market risk; and
(iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, management periodically monitors the RBC level of GLAIC and our subsidiaries. As of December 31, 2016 and 2015, GLAIC and each of our life insurance subsidiaries exceeded the minimum required RBC levels. The consolidated RBC ratio of our U.S. domiciled life insurance subsidiaries was approximately 564% and 596% of the company action level as of December 31, 2016 and 2015, respectively.

   As of December 31, 2016 and 2015, we established $65.2 million and $191.0 million, respectively, of additional statutory reserves resulting from updates to our universal life insurance products with secondary guarantees. In addition, we currently expect to record approximately $94.8 million of additional statutory reserves in each of the next two years.

   Prior to its dissolution in 2016, River Lake IV also prepared financial statements in accordance with local regulatory requirements in Bermuda. As of December 31, 2015, local statutory capital and surplus was $19.9 million. Local statutory net income (loss) was $55.4 million, $(0.8) million and $1.1 million for the years ended December 31, 2016, 2015 and 2014, respectively. The regulatory authorities in Bermuda generally established supervisory solvency requirements. River Lake IV had surplus levels that exceeded local solvency requirements by $19.4 million as of December 31, 2015.

(18) Segment Information

   We operate through two business segments: U.S. Life Insurance and Runoff. Our U.S. Life Insurance segment includes our life insurance and fixed deferred and immediate annuities. Our Runoff segment primarily includes variable annuities, variable life insurance, group variable annuities and institutional products. Corporate and Other activities include other corporate income and expenses not allocated to the segments.

   We use the same accounting policies and procedures to measure segment income
(loss) and assets as we use to measure our consolidated net income (loss) and assets. Segment income represents the basis on which the performance of our business is assessed by management.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2016:

                                                               U.S. Life            Corporate
(Amounts in millions)                                          Insurance   Runoff   and Other Consolidated
---------------------                                          ---------  --------  --------- ------------
Premiums...................................................... $    13.2  $    0.4  $     --   $    13.6
Net investment income.........................................     655.8      21.7       9.0       686.5
Net investment gains (losses).................................      52.0     (10.6)    (14.5)       26.9
Policy fees and other income..................................   1,310.2     129.4       4.6     1,444.2
                                                               ---------  --------  --------   ---------
   Total revenues.............................................   2,031.2     140.9      (0.9)    2,171.2
                                                               ---------  --------  --------   ---------
Benefits and other changes in policy reserves.................   1,062.4      36.0        --     1,098.4
Interest credited.............................................     299.9       5.5        --       305.4
Acquisition and operating expenses, net of deferrals..........     493.9      43.6       5.1       542.6
Amortization of deferred acquisition costs and intangibles....     264.9      33.9        --       298.8
Interest expense..............................................      39.4        --      (0.2)       39.2
                                                               ---------  --------  --------   ---------
   Total benefits and expenses................................   2,160.5     119.0       4.9     2,284.4
                                                               ---------  --------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (129.3)     21.9      (5.8)     (113.2)
Provision (benefit) for income taxes..........................     (41.2)      2.8       3.8       (34.6)
                                                               ---------  --------  --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................     (88.1)     19.1      (9.6)      (78.6)
Equity in net income of unconsolidated subsidiary.............        --        --      37.5        37.5
                                                               ---------  --------  --------   ---------
Net income (loss)............................................. $   (88.1) $   19.1  $   27.9   $   (41.1)
                                                               =========  ========  ========   =========
Total assets.................................................. $23,549.9  $8,459.5  $1,229.2   $33,238.6
                                                               =========  ========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2015:

                                                               U.S. Life            Corporate
(Amounts in millions)                                          Insurance   Runoff   and Other Consolidated
---------------------                                          ---------  --------  --------- ------------
Premiums...................................................... $   539.4  $    1.5  $     --   $   540.9
Net investment income.........................................     685.8      18.7       1.9       706.4
Net investment gains (losses).................................      (7.5)    (69.8)      2.5       (74.8)
Policy fees and other income..................................     653.4     146.3       4.4       804.1
                                                               ---------  --------  --------   ---------
   Total revenues.............................................   1,871.1      96.7       8.8     1,976.6
                                                               ---------  --------  --------   ---------
Benefits and other changes in policy reserves.................   1,159.8      36.0        --     1,195.8
Interest credited.............................................     313.3       5.6        --       318.9
Acquisition and operating expenses, net of deferrals..........     219.4      49.3       6.1       274.8
Amortization of deferred acquisition costs and intangibles....     633.5      36.6        --       670.1
Interest expense..............................................      94.4        --        --        94.4
                                                               ---------  --------  --------   ---------
   Total benefits and expenses................................   2,420.4     127.5       6.1     2,554.0
                                                               ---------  --------  --------   ---------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................    (549.3)    (30.8)      2.7      (577.4)
Benefit for income taxes......................................    (193.9)    (15.8)     (1.5)     (211.2)
                                                               ---------  --------  --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................    (355.4)    (15.0)      4.2      (366.2)
Equity in net income of unconsolidated subsidiary.............        --        --      18.4        18.4
                                                               ---------  --------  --------   ---------
Net income (loss)............................................. $  (355.4) $  (15.0) $   22.6   $  (347.8)
                                                               =========  ========  ========   =========
Total assets.................................................. $25,927.9  $8,846.3  $1,477.2   $36,251.4
                                                               =========  ========  ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The following is a summary of our segments and Corporate and Other activities for the year ended December 31, 2014:

                                                               U.S. Life         Corporate
(Amounts in millions)                                          Insurance Runoff  and Other Consolidated
---------------------                                          --------- ------  --------- ------------
Premiums...................................................... $  627.8  $  3.4    $  --     $  631.2
Net investment income.........................................    675.2    19.1      0.3        694.6
Net investment gains (losses).................................     32.0   (60.7)     0.6        (28.1)
Policy fess and other income..................................    643.3   164.1      4.4        811.8
                                                               --------  ------    -----     --------
   Total revenues.............................................  1,978.3   125.9      5.3      2,109.5
                                                               --------  ------    -----     --------
Benefits and other changes in policy reserves.................  1,097.8    35.6       --      1,133.4
Interest credited.............................................    306.7     6.6       --        313.3
Acquisition and operating expenses, net of deferrals..........    221.3    55.1      5.6        282.0
Amortization of deferred acquisition costs and intangibles....    144.2    47.7       --        191.9
Goodwill impairment...........................................    303.9      --       --        303.9
Interest expense..............................................     90.0      --     (0.5)        89.5
                                                               --------  ------    -----     --------
   Total benefits and expenses................................  2,163.9   145.0      5.1      2,314.0
                                                               --------  ------    -----     --------
Income (loss) before income taxes and equity in net income of
  unconsolidated subsidiary...................................   (185.6)  (19.1)     0.2       (204.5)
Provision (benefit) for income taxes..........................     44.5   (23.5)    (9.5)        11.5
                                                               --------  ------    -----     --------
Income (loss) before equity in net income of unconsolidated
  subsidiary..................................................   (230.1)    4.4      9.7       (216.0)
Equity in net income of unconsolidated subsidiary                    --      --      1.2          1.2
                                                               --------  ------    -----     --------
Net income (loss)............................................. $ (230.1) $  4.4    $10.9     $ (214.8)
                                                               ========  ======    =====     ========

(19) Commitments and Contingencies

   (a) Litigation and Regulatory Matters

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014

the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations.

   In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from GLAIC, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that GLAIC and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. On June 28, 2016, the court granted GLAIC's motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal on February 6, 2017. We intend to vigorously defend the dismissal of the action.

   The West Virginia treasurer's office sued GLIC, GLAIC as well as other life insurers licensed in West Virginia regarding alleged violations of unclaimed property requirements for West Virginia policies. GLIC and GLAIC elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Additionally, other state regulators have made inquiries on this topic. In particular, GLIC, GLAIC and GLICNY are currently being examined by Delaware's Department of Finance, which has retained a third-party firm, Kelmar, to examine GLAIC, GLIC and GLICNY and Genworth. There have been other inquiries on this topic from state regulators. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.

   At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

   (b) Commitments

   As of December 31, 2016, we were committed to fund $6.0 million in limited partnership investments, $21.9 million in U.S. commercial mortgage loan investments and $13.1 million in private placement investments.

   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which was funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $249.5 million as of December 31, 2016.

(20) Investment in Unconsolidated Subsidiary

   Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2016 and 2015, the carrying value of our investment in GLICNY was $672.4 million and $613.1 million, respectively, and was included in other invested assets.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


   The tables below provide summarized financial information for GLICNY:

                                            As of December 31,
                                            -------------------
                (Amounts in millions)         2016      2015
                ---------------------       --------- ---------
                Total assets............... $11,762.3 $11,534.0
                Total liabilities.......... $ 9,813.3 $ 9,757.0
                Total stockholders' equity. $ 1,949.0 $ 1,777.0

                                          Years ended December 31,
                                          ------------------------
                  (Amounts in millions)    2016     2015    2014
                  ---------------------    ------  ------  ------
                  Net investment income.. $326.8   $321.1  $324.1
                  Total revenues......... $635.2   $564.0  $586.1
                  Net income............. $108.7   $ 53.3  $  3.6

(21) Changes in Accumulated Other Comprehensive Income (Loss)

   The following tables show the changes in accumulated other comprehensive income (loss), net of taxes, by component as of and for the periods indicated:

                                              Net
                                           unrealized
                                           investment    Derivatives
                                             gains      qualifying as
   (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
   ---------------------                  ------------  ------------- ------
   Balances as of January 1, 2016........    $177.7         $68.3     $246.0
      OCI before reclassifications.......      64.2           6.0       70.2
      Amounts reclassified from (to) OCI.       0.2          (1.8)      (1.6)
                                             ------         -----     ------
      Current period OCI.................      64.4           4.2       68.6
                                             ------         -----     ------
   Balances as of December 31, 2016......    $242.1         $72.5     $314.6
                                             ======         =====     ======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

                                             Net
                                          unrealized
                                          investment    Derivatives
                                            gains      qualifying as
  (Amounts in millions)                  (losses)/(1)/  hedges/(2)/   Total
  ---------------------                  ------------  ------------- -------
  Balances as of January 1, 2015........   $ 400.6         $63.6     $ 464.2
     OCI before reclassifications.......    (216.2)          5.3      (210.9)
     Amounts reclassified from (to) OCI.      (6.7)         (0.6)       (7.3)
                                           -------         -----     -------
     Current period OCI.................    (222.9)          4.7      (218.2)
                                           -------         -----     -------
  Balances as of December 31, 2015......   $ 177.7         $68.3     $ 246.0
                                           =======         =====     =======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2016, 2015 and 2014


                                             Net
                                          unrealized
                                          investment    Derivatives
                                            gains       qualifying
  (Amounts in millions)                  (losses)/(1)/ as hedges/(2)/  Total
  ---------------------                  ------------  -------------  ------
  Balances as of January 1, 2014........    $154.4         $19.5      $173.9
     OCI before reclassifications.......     260.8          44.1       304.9
     Amounts reclassified from (to) OCI.     (14.6)           --       (14.6)
                                            ------         -----      ------
     Current period OCI.................     246.2          44.1       290.3
                                            ------         -----      ------
  Balances as of December 31, 2014......    $400.6         $63.6      $464.2
                                            ======         =====      ======

--------
/(1) /Net of adjustments to DAC, PVFP, sales inducements and benefit reserves.
     See note 3 for additional information.
/(2) /See note 4 for additional information.

The following table shows reclassifications out of accumulated other comprehensive income (loss), net of taxes, for the periods presented:

                                           Amount reclassified from accumulated
                                           other comprehensive income (loss)
                                           ------------------------------------
                                           Years ended December 31,                  Affected line item in the
                                           ------------------------------------       consolidated statements
(Amounts in millions)                       2016        2015         2014                  of operations
---------------------                        -----       ------       ------    -------------------------------------
Net unrealized investment (gains) losses:
   Unrealized (gains) losses on
     investments/(1)/..................... $ 0.3       $(10.3)      $(22.4)        Net investment (gains) losses
   (Provision) benefit for income taxes...  (0.1)         3.6          7.8      (Provision) benefit for income taxes
                                             -----       ------       ------
   Total.................................. $ 0.2       $ (6.7)      $(14.6)
                                             =====       ======       ======
Derivatives qualifying as hedges:
   Investment in unconsolidated                                                       Equity in net income of
     subsidiary........................... $(2.7)      $ (0.9)      $ (0.2)          unconsolidated subsidiary
   (Provision) benefit for income taxes...   0.9          0.3          0.2      (Provision) benefit for income taxes
                                             -----       ------       ------
   Total.................................. $(1.8)      $ (0.6)      $   --
                                             =====       ======       ======

--------
/(1)/Amounts exclude adjustments to DAC, PVFP, sales inducements and benefit reserves.

(22) Sale of Business

   In 2016, Genworth completed the sale of its term life insurance new business platform to Pacific Life Insurance Company. The sale primarily included a building we owned in Lynchburg, Virginia and software. We received cash proceeds of $18.0 million and recorded a pre-tax gain of approximately
$1.0 million related to this sale.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements

   All required financial statements are included in Part B of this Registration Statement.

   (b) Exhibits

(1)(a)     Resolution of Board of Directors of The Life Insurance Company of
           Virginia authorizing the establishment of the Variable Account.
           Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4, Registration
           No. 033-76334.

(1)(a)(i)  Resolution of Board of Directors of GE Life and Annuity Assurance
           Company authorizing the change in name of Life of Virginia Separate
           Account 4 to GE Life and Annuity Separate Account 4. Previously filed on July 17, 1998 with Post-Effective Amendment No. 11 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1)(a)(ii) Resolution of the Board of Directors of Genworth Life and Annuity
           Insurance Company authorizing the change in name GE Life & Annuity
           Separate Account 4 to Genworth Life & Annuity VA Separate Account 1.
           Previously filed on January 3, 2006 with Post-Effective Amendment
           No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
           Registration No. 333-67904.

(1)(b)     Resolution of Board of Directors of GE Life and Annuity Assurance
           Company authorizing the establishment of an additional investment subaccount of the Variable Account, investing in shares of GE Total
           Return Fund of GE Investments Funds, Inc. Previously filed on October
           31, 2001 with initial filing to Form S-6 for GE Life & Annuity
           Separate Account II, Registration No. 333-72572.

(1)(b)(i)  Resolution of the Board of Directors of GE Life and Annuity Assurance
           Company authorizing the change in name of GE Life and Annuity
           Assurance Company to Genworth Life and Annuity Insurance Company.
           Previously filed on January 3, 2006 with Post-Effective Amendment
           No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
           Registration No. 333-67904.

(2)        Not applicable.

(3)(a)     Underwriting Agreement dated December 1, 2001 between GE Life and
           Annuity Assurance Company and Capital Brokerage Corporation.
           Previously filed on December 13, 2001 with Pre-Effective No. 1 to
           Form S-1 for GE Life and Annuity Assurance Company, Registration
           No. 333-69620.

(3)(b)     Dealer Sales Agreement. Previously filed on December 13, 2001 with
           Pre-Effective No. 1 to Form S-1 for GE Life and Annuity Assurance
           Company, Registration No. 333-69620.

(4)(a)(i)  Contract Form P1161 3/01. Previously filed on January 15, 2002 with
           Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity
           Separate Account 4, Registration No. 333-67904.

(4)(b)(i)  Waiver of Scheduled Purchase Payments Upon Disability Rider P5163
           3/01. Previously filed on January 15, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.

(4)(a)(ii) Waiver of Scheduled Purchase Payments Upon Unemployment Rider P5164
           3/01. Previously filed on January 15, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.

(4)(b)(iii) Waiver of Scheduled Purchase Payments Joint Annuity Life Rider P5165
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(b)(iv) Guaranteed Minimum Income Payment Endorsement P5168 3/01. Previously filed on January 15, 2002 with Pre-Effective Amendment No. 1 to Form
            N-4 for GE Life & Annuity Separate Account 4, Registration No.
            333-67904.

(4)(b)(v)   Joint Annuitant Endorsement P5219 1/03. Previously filed on February
            18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
            & Annuity Separate Account 4, Registration No. 333-67904.

(4)(b)(vi)  Funding Annuity Endorsement P5230 1/03. Previously filed on February
            18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
            & Annuity Separate Account 4, Registration No. 333-67904.

(5)         Variable Annuity Application Form 18087 8/2001. Previously filed on
            January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(a)      Form of Additional Payment Allocation Request. Previously filed on
            January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(b)      Variable Annuity Application -- Additional Riders Form 18087RDR
            8/2001. Previously filed on January 16, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(6)(a)      Amended and Restated Articles of Incorporation of Genworth Life and
            Annuity Insurance Company. Previously filed on January 3, 2006 with
            Post-Effective Amendment No. 11 to Form N-4 for Genworth Life &
            Annuity VA Separate Account 1, Registration No. 333-67904.

(6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 11 to Form
            N-4 for Genworth Life & Annuity VA Separate Account 1, Registration
            No. 333-67904.

(7)         Reinsurance Agreement. Previously filed on April 17, 2003 with
            Post-Effective Amendment No. 3 to Form N-4 for GE Life & Annuity
            Separate Account 4, Registration No. 333-67904.

(8)         Participation Agreement between GE Investments Funds, Inc. and
            Genworth Life and Annuity Insurance Company. Previously filed on
            April 13, 2007 with Post-Effective Amendment No. 13 to Form N-4 for
            Genworth Life & Annuity VA Separate Account 1, Registration No.
            333-67904.

(8)(a)      Amendment to Fund Participation Agreement between GE Investments
            Funds, Inc. and Genworth Life and Annuity Insurance Company.
            Previously filed on April 27, 2011 with Post-Effective Amendment No.
            17 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(9) Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(10) Consents of Independent Registered Public Accounting Firm. Filed herewith.

(11)        Not applicable.

(12)        Not applicable.

(13) Schedule Showing Computation for Performance Data. Previously filed on April 22, 2002 with Post-Effective Amendment No. 1 to Form N-4 for
     GE Life & Annuity Separate Account 4, Registration No. 333-67902.

(14) Power of Attorney. Filed herewith.

Item 25.  Directors and Officers of the Depositor


Name                      Positions and Offices with Depositor
----                      ------------------------------------
David O'Leary             Director, President and Chief Executive Officer
Thomas J. McInerney(1)    Director, Chairperson of the Board and Senior Vice President
Paul A. Haley             Director and Senior Vice President
Daniel J. Sheehan, IV(2)  Director, Senior Vice President and Chief Investment Officer
Gregory S. Karawan        Director
John G. Apostle, II(1)    Vice President and Chief Compliance Officer
Thomas E. Duffy           Senior Vice President, General Counsel and Secretary
Jeffrey S. Wright         Senior Vice President and Chief Financial Officer
Matthew P. Keppler        Senior Vice President and Chief Actuary
Elena K. Edwards          Senior Vice President
Kelly L. Groh(1)          Senior Vice President
Matthew D. Farney(1)      Vice President and Controller
Lisa J. Baldyga(1)        Treasurer


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

   (1) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 3001 Summer Street, Stamford, Connecticut 06905.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

                                  [FLOW CHART]



Item 27.  Number of Contractowners


   As of March 15, 2017, there were 1,960 owners of Qualified Contracts and 1,371 owners of Non-Qualified Contracts.


Item 28.  Indemnification

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, Genworth Life and Annuity Insurance Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

Item 29.  Principal Underwriter

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management


       Name                Address          Positions and Offices with Underwriter
       ----                -------          --------------------------------------
Paul A. Haley....... 6610 W. Broad St.    Director, Chairperson of the Board,
                     Richmond, VA 23230   President and Chief Executive Officer
John G. Apostle, II. 6620 W. Broad St.    Director
                     Richmond, VA 23230
Thomas E. Duffy..... 6610 W. Broad St.    Director and Vice President
                     Richmond, VA 23230
Scott R. Reeks...... 6610 W. Broad St.    Director and Senior Vice President
                     Richmond, VA 23230
James J. Namorato... 6620 West Broad St.  Senior Vice President and Chief Compliance
                     Richmond, VA 23230   Officer
Vidal J. Torres, Jr. 6620 W. Broad St.    Vice President and Secretary
                     Richmond, VA 23230
Lisa J. Baldyga..... 6620 W. Broad St.    Vice President and Treasurer
                     Richmond, VA 23230
Bonnie C. Turner.... 6610 West Broad St.  Financial & Operations Principal
                     Richmond, VA 23230

   (c)


                                     (2)
            (1)                Net Underwriting       (3)            (4)
          Name of               Discounts and     Compensation    Brokerage      (5)
    Principal Underwriter        Commissions     on Redemption   Commissions Compensation
    ---------------------      ----------------   -------------  ----------- ------------
Capital Brokerage Corporation  Not Applicable    Not Applicable     12.0%    $42.6 million


Item 30.  Location of Accounts and Records

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

Item 31.  Management Services

   Not Applicable.

Item 32.  Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO RULE 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and the Genworth Life & Annuity VA Separate Account 1 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(b) OF THE INTERNAL REVENUE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 26th day of April 2017.


                                   GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT
                                     1 (REGISTRANT)

                                   By:            /s/  PAUL A. HALEY
                                        ----------------------------------------
                                                     Paul A. Haley
                                                 Senior Vice President

                                   BY: GENWORTH LIFE AND ANNUITY INSURANCE
                                     COMPANY
                                       (Depositor)

                                   By:             /s/  PAUL A. HALEY
                                         -----------------------------------------
                                                      Paul A. Haley
                                                  Senior Vice President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




           Name                          Title                   Date
            ----                         -----                   ----

    /s/  DAVID O'LEARY*      Director, President and Chief  April 26, 2017
       David O'Leary           Executive Officer

/s/  DANIEL J. SHEEHAN, IV*  Director, Senior Vice          April 26, 2017
   Daniel J. Sheehan, IV       President and Chief
                               Investment Officer

    /s/  PAUL A. HALEY       Director and Senior Vice       April 26, 2017
       Paul A. Haley           President

 /s/  GREGORY S. KARAWAN*    Director                       April 26, 2017
    Gregory S. Karawan

 /s/  THOMAS J. MCINERNEY*   Director, Chairperson of the   April 26, 2017
    Thomas J. McInerney        Board and Senior Vice
                               President

  /s/  JEFFREY S. WRIGHT*    Senior Vice President and      April 26, 2017
     Jeffrey S. Wright         Chief Financial Officer

  /s/  MATTHEW D. FARNEY*    Vice President and Controller  April 26, 2017
     Matthew D. Farney



*By:  /s/  PAUL A. HALEY  , pursuant to Power of                 April 26, 2017
        Paul A. Haley       Attorney executed on March 31, 2017.